                                 MET INVESTORS
                                 SERIES TRUST

                     J.P. Morgan Small Cap Stock Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     J.P. Morgan Enhanced Index Portfolio
                  J.P. Morgan International Equity Portfolio
                     Lord Abbett Bond Debenture Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                    Lord Abbett Developing Growth Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                     Lord Abbett Growth & Income Portfolio
                       Janus Aggressive Growth Portfolio
                         MFS Mid Cap Growth Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                          PIMCO Innovation Portfolio
                         Met/Putnam Research Portfolio
                      Met/AIM Small Cap Growth Portfolio
                       Met/AIM Mid Cap Equity Portfolio
          State Street Research Concentrated International Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2001

--------------------------------------------------------------------------------

February 1, 2002

Letter from the President

Fiscal Year 2001 - Volatile Markets and Global Uncertainty
The year 2001 was a tumultuous one for the stock market. Despite a fourth quarter rally, the U.S. stock market finished off for the second year in a row with the Dow industrials down 6%, the S&P 500 Index down 12%, and the Nasdaq tumbling 21%. The U.S. economy technically moved into a recession driven by weak corporate profits and reduced capital spending. Foreign markets felt the effect of slow growth as well, as evidenced by the 21% decline in the MSCI EAFE index for the year.

The bond markets, fueled by eleven interest-rate cuts by the Federal Reserve, were a source of optimism. The Lehman Brothers Aggregate Bond Index increased 8.4%.

We approach 2002 with cautious optimism. The U.S. is at war, the threat of terrorism lingers and many global markets are facing recession. However, there are signs that a recovery is on the horizon. Interest rates and inflation are low, and despite a recent rise in unemployment, the U.S. unemployment rate is lower than that in most industrial nations.

On the following pages you will find a complete review of your Portfolio(s) as well as specific details about the total return investment performance.

We appreciate your trust, and we will continue to focus our efforts to meet your investment needs.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio               For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


The J.P. Morgan Small Cap Stock Portfolio Class A shares returned -8.42% for the year ended December 31, 2001. The Russell 2000 Index/1/ returned 2.48% during this time period.

Market Analysis
The year began with concerns over the length and seriousness of the economic slowdown as companies pre-announced earnings shortfalls. Disappointment over the frequency and magnitude of Fed cuts contributed to small cap market volatility, putting downward pressure on companies across a wide range of industries. The disparity between growth and value persisted, as value names significantly outperformed their growth peers. As the summer approached, high profile earnings disappointments continued to take their toll. Optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. However, the third quarter ended on a devastating note, as the tragic events in September severely impaired the markets. The quarter was marked by rising unemployment, declining corporate spending, and disappointing earnings announcements. Small cap stocks posted very strong fourth-quarter returns as the markets recovered from the events in September. After consumer confidence and corporate expenditures hit lows, the market buoyed through the end of the year with the help of fiscal stimulus and rate cuts by the Fed. A December bull market was stifled by negative earnings pre-announcements, which muted the quarter's performance.

Small caps historically have underperformed large caps in times of economic uncertainty. However, even with the economic conditions and ensuing battle in Afghanistan, the Russell 2000 Index ended the year ahead with a return of 2.48% versus the S&P 500 Index's/4/ annual return of -11.89%, due to confidence in an economic recovery in 2002. Although confidence in growth sectors surfaced in December, value stocks with near-term visibility were more attractive to investors this year. The Russell 2000 Value Index/5/ posted a gain of 14.02% while the Russell 2000 Growth Index/6/ reported a loss of 9.23% for the year.

Portfolio Analysis
The portfolio underperformed the Russell 2000 Index for the year, primarily due to stock selection. Contributions due to stock selection came from the finance, energy, and insurance sectors, which were well offset by negative stock selection in the software & services, health services & systems, and semiconductors sectors. Sector weights detracting from performance were software & services (underweight), pharmaceuticals (underweight), and energy (overweight), while contributions came from semiconductors (neutral), systems hardware (underweight), and utilities (underweight). The top performers were Penn National Gaming, Charles River Labs, and Neurocrine Biosciences. The major detractors were Gentek, Medarex, and Capstone Turbine.

Market Outlook
We remain cautiously optimistic that the economy will begin to recover during the second half of 2002. With an improving economic outlook and additional improvement in events related to Afghanistan, we would expect small caps to be well positioned to continue to outperform their large cap counterparts, as they did in 2001.

Marian U. Pardo
Steven J. Rich
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Cleco Corp.                              1.24%
               -------------------------------------------------
               City National Corp.                      1.15%
               -------------------------------------------------
               Spinnaker Exploration Co.                1.14%
               -------------------------------------------------
               On Assignment, Inc.                      1.13%
               -------------------------------------------------
               Neurocrine Biosciences, Inc.             1.12%
               -------------------------------------------------
               W.R. Berkley Corp.                       1.11%
               -------------------------------------------------
               GATX Corp.                               1.08%
               -------------------------------------------------
               StanCorp Financial Group, Inc.           1.07%
               -------------------------------------------------
               Charles River Laboratories Intl., Inc.   1.06%
               -------------------------------------------------
               AFC Enterprises, Inc.                    1.06%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                JP Morgan Small Cap Stock Portfolio
                -----------------------------------
Communications                   5.4%
Energy                           3.8%
Industrial                       9.7%
Cyclical                        14.1%
Financial                       20.0%
Non-Cyclical                    24.4%
Basic Materials                  6.8%
Technology                       8.1%
Utility                          7.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock Portfolio               For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               J.P. Morgan Small Cap Stock Portfolio, managed by
        J.P. Morgan Investment Management, Inc., vs. Russell 2000 Index
                           Growth Based on $10,000+

                                    [CHART]

            Russell 2000        Fund
             ---------        --------
5/1/1996       $10,000         $10,000
6/30/1996        9,978           9,977
9/30/1996       10,012          10,149
12/31/1996      10,524          10,859
3/31/1997        9,981          10,083
6/30/1997       11,594          11,623
9/30/1997       13,316          13,363
12/31/1997      12,865          13,128
3/31/1998       14,192          14,730
6/30/1998       13,543          13,746
9/30/1998       10,799          10,791
12/31/1998      12,577          12,419
3/31/1999       11,893          11,828
6/30/1999       13,739          13,165
9/30/1999       12,868          13,285
12/31/1999      15,262          17,953
3/31/2000       16,344          19,471
6/30/2000       15,727          18,097
9/30/2000       15,905          18,484
12/31/2000      14,816          16,058
3/31/2001       13,851          13,599
6/30/2001       15,831          15,845
9/30/2001       12,540          12,201
12/31/2001      15,184          14,706

    ----------------------------------------------------------------------------
                                                Average Annual Return/2/
                                            (for the period ended 12/31/01)
    ----------------------------------------------------------------------------
                                         1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------------------
--  J.P. Morgan Small Cap
    Stock Portfolio -- Class A           -8.42%  5.80%  6.25%        7.04%
              Class B                       --     --     --        10.61%
    ----------------------------------------------------------------------------
- - Russell 2000 Index/1/                 2.48%  6.48%  7.61%        7.65%

    ----------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

/4/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Annual Summary
The J.P. Morgan Quality Bond Portfolio Class A shares provided a total return of 7.03% for the year ended December 31, 2001. The Salomon Brothers Broad Investment Grade Bond Index/1/ returned 8.38% for the same time period, while the average Lipper VA Corp. Debt A rated fund returned 7.06%.

Interest rate and corporate credit volatility buffeted the U.S. fixed income markets in 2001. The U.S. economy faced the headwinds of the aftermath of the events of September 11 and the continued corporate retrenchment of capital spending, inventories and employment. The Fed maintained an easy monetary stance, moving the Fed Funds rate to 1.75% by the end of the year.

The yield curve steepened over the year, with short-term rates anchored by the Fed's easing moves. Most longer term rates moved higher, being impacted by the high volume of new issuance from corporate issuers seeking to lock in low long term borrowing costs and from the record breaking wave of residential mortgage refinancings. More constructive news coming from the U.S. effort in Afghanistan, scattered signs that at least a portion of the economy may be bottoming and year-end profit taking added impetus to the sell off in bonds. Two year U.S. Treasuries ended the year at 3.03%, down 181 basis points, five years at 4.30%, down 42 basis points and ten years at 5.05%, up 12 basis points. In spite of the significant yield curve volatility, the 30 year ended at 5.47%, up 13 basis points.

The portfolio maintained a long duration position throughout 2001. In the third quarter, we further extended duration immediately after the events of September 11th in the short and intermediate maturities. In the fourth quarter, most of the duration exposure was concentrated in the very short end of the yield curve, primarily expressed using June '02 Eurodollar futures contracts. Given the challenges still faced by many sectors of the U.S. economy and historically how the Fed has handled policy transitions, we believe that the Fed will not tighten until the latter part of 2002 at the earliest.

After being underweight in the corporate sector for almost all of last year, we added to our holdings in late December 2000 when corporates had declined to the point of offering strong relative value. By the end of the first quarter, we were overweight in corporates favoring the more liquid auto, finance, and telecom names. We took profits in some of our positions in second quarter of 2001 given the strong outperformance of the sector and moved to a less aggressive overweight. In the fourth quarter, we took advantage of the wider yield spreads and increased our overweight position.

In the residential mortgage sector, we began the year with an underweight position, anticipating that lower rates would lead to large increases in refinancing and new issue supply. As prepayment concerns tapered, we added significantly to our residential mortgage position during the fourth quarter. These new positions, concentrated in 30-year current coupon conventional agency mortgages, had a positive impact on performance at the end of the year.

In other sectors, we were overweight in commercial mortgage-backed securities, asset-backeds, and private placement mortgages, given their strong relative value and yield advantage. Our offsetting underweights were in U.S. Treasuries and Agencies.

In 2002, we expect to see improved corporate balance sheets and profit margins as the economy moves through the current cyclical adjustment, supported not only by the Fed, but also by expansive government spending, lower energy prices and the benefits of the recent wave of mortgage refinancings. With corporate recovery will come significantly improved credit sector performance. We will remain overweight in the credit sectors to capture the performance from this trend.

Jay A. Gladieux
James J. Dougherty
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    Federal National Mortgage Assoc. (6.50%, TBA)                  15.46%
    -----------------------------------------------------------------------
    Federal Home Loan Mortgage Corp. (6.00%, 12/1/31)               8.46%
    -----------------------------------------------------------------------
    Federal National Mortgage Assoc. (7.00%, 8/1/31)                4.78%
    -----------------------------------------------------------------------
    Federal National Mortgage Assoc. (6.00%, 12/1/16)               3.76%
    -----------------------------------------------------------------------
    Federal National Mortgage Assoc. (6.00%, TBA)                   3.15%
    -----------------------------------------------------------------------
    Federal Home Loan Mortgage Corp. (6.50%, TBA)                   3.00%
    -----------------------------------------------------------------------
    Federal National Mortgage Assoc. (6.50%, 5/1/31)                2.93%
    -----------------------------------------------------------------------
    Credit Suisse First Boston Mortgage Securities Corp. (7.29%,
     9/15/41)                                                       2.47%
    -----------------------------------------------------------------------
    Daimler Chrysler Auto Trust (6.16%, 1/8/06)                     2.36%
    -----------------------------------------------------------------------
    Morgan Stanley Dean Witter Capital I (6.39%, 10/15/35)          2.12%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                                J.P Morgan Quality Bond
                                -----------------------
U.S. Agency and Corporate
  Mortgage Backed                       61.8%
Corporate Investment                    19.6%
Asset Backed Securities                  7.4%
U.S. Treasury                            5.3%
Foreign Market Debt                      3.5%
Corporate Investment High Yield          2.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Quality Bond Portfolio, managed by
            J.P. Morgan Investment Management, Inc., vs. BIG Index
                           Growth Based on $10,000+

                                    [CHART]


                       Salomon
                       Brothers      Fund
                        -------    -------
  5/1/1996              $10,000    $10,000
 6/30/1996               10,123     10,096
 9/30/1996               10,311     10,270
12/31/1996               10,623     10,567
 3/31/1997               10,567     10,504
 6/30/1997               10,948     10,862
 9/30/1997               11,311     11,208
12/31/1997               11,645     11,524
 3/31/1998               11,833     11,724
 6/30/1998               12,106     12,001
 9/30/1998               12,608     12,500
12/31/1998               12,660     12,489
 3/31/1999               12,602     12,409
 6/30/1999               12,486     12,228
 9/30/1999               12,576     12,296
12/31/1999               12,556     12,296
 3/31/2000               12,831     12,561
 6/30/2000               13,054     12,745
 9/30/2000               13,451     13,100
12/31/2000               14,016     13,700
 3/31/2001               14,447     14,117
 6/30/2001               14,521     14,162
 9/30/2001               15,206     14,625
12/31/2001               15,190     14,664



    ------------------------------------------------------------------------
                                            Average Annual Return/2/
                                        (for the period ended 12/31/01)
    ------------------------------------------------------------------------
                                     1 Year 3 Year 5 Year Since Inception/3/
    ------------------------------------------------------------------------
 -- J.P. Morgan Quality
    Bond Portfolio--Class A           7.03%  5.50%  6.77%       6.98%
             Class B                    --     --     --        3.87%
    ------------------------------------------------------------------------
- - Salomon Brothers Broad
    Investment Grade Bond
    Index/1/                          8.38%  6.26%  7.42%       7.66%

    ------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



The J.P. Morgan Select Equity Portfolio Class A shares returned -6.05% for the year ended December 31, 2001. The S&P 500 Index/1/ returned -11.89% during this time period.

Overview
The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while an equity market hammered stocks for the second year in a row.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times, a total reduction of 475 basis points, bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11 exacerbated investors' fears with a dramatic sell-off pushing market indices and volatility to levels not seen since the autumn of 1998.

Market Review
For the first time in more than twenty-five years, the broad market ended consecutive years in negative territory. For 2001, the S&P 500 Index declined 11.9% following a 9.1% fall the prior year. Within the broad market, small cap stocks posted the best returns with the Russell 2000 Index/5/ increasing 2.5%. As dramatic was the difference in performance between growth and value stocks across market capitalization. As the slowdown in capital spending continued to create havoc for technology company earnings, the Russell 1000 Growth Index/6/, with its heavier emphasis on technology stocks, fell 20.4% while the Russell 1000 Value Index/7/ dropped by 5.6%.

The steep decline in all equity market indices when stock trading resumed after September 11 proved to be the market bottom for the year. Investors began to respond positively to news of success in the U.S. military campaign against terrorists. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite Index/2/ returning 30% to close above pre-September 11 levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

A number of high profile events, some company specific, caused certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the telecommunications sector. More cyclical sectors, like retail and basic materials, which responded to the Federal Reserve's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

Portfolio Review
In 2001, the portfolio substantially outperformed the S&P 500 index by 5.84%. Stock selection was favorable in 14 of 19 sectors, lead by robust gains in Industrial Cyclicals, Consumer Cyclicals and Capital Markets sectors. Underweights in Enron, ALZA Corporation, and AOL Time Warner, combined with overweights in ChevronTexaco and Tyco International, were among the positions that added most to the positive excess returns. On the down side, stock selection in Telecommunications, Pharmaceuticals and Network Technology detracted from results. Overweights in Level 3 Communications, Qwest, IBM, Global Marine and Sun Microsystems negatively impacted the portfolio.

Market Outlook
The economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

Thomas M. Luddy
James Russo
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Tyco International, Ltd.                4.14%
                ------------------------------------------------
                Citigroup, Inc.                         3.91%
                ------------------------------------------------
                General Electric Co.                    3.77%
                ------------------------------------------------
                Microsoft Corp.                         3.61%
                ------------------------------------------------
                Federal National Mortgage Association   2.65%
                ------------------------------------------------
                Philip Morris Co., Inc.                 2.54%
                ------------------------------------------------
                Exxon Mobil Corp.                       2.38%
                ------------------------------------------------
                Home Depot, Inc.                        2.34%
                ------------------------------------------------
                International Business Machines Corp.   2.12%
                ------------------------------------------------
                Cigna Corp.                             2.09%
                ------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Portfolio Sectors (% of portfolio market value)
As of 12/31/01
                                    [CHART]

Industrial                       7.5%
Non-Cyclical                    22.6%
Cyclical                         9.6%
Financial                       16.3%
Basic Materials                  3.1%
Communications                  11.3%
Technology                       8.7%
Utilities                       11.5%
Energy                           6.7%
U.S. Gov't                       2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
          J.P. Morgan Investment Management, Inc., vs. S&P 500 Index
                           Growth Based on $10,000+

                                    [CHART]



              S&P 500       Fund
               ------      ------
 5/1/1996      $10,000     $10,000
 6/30/1996      10,297       9,854
 9/30/1996      10,615      10,073
12/31/1996      11,499      10,852
 3/31/1997      11,808      10,932
 6/30/1997      13,869      12,966
 9/30/1997      14,908      14,372
12/31/1997      15,336      14,275
 3/31/1998      17,475      15,931
 6/30/1998      18,052      16,147
 9/30/1998      16,256      14,385
12/31/1998      19,718      17,497
 3/31/1999      20,700      17,780
 6/30/1999      22,160      19,477
 9/30/1999      20,777      16,955
12/31/1999      23,868      19,195
 3/31/2000      24,415      19,815
 6/30/2000      23,768      19,009
 9/30/2000      23,540      19,419
12/31/2000      21,699      18,008
 3/31/2001      19,125      16,097
 6/30/2001      20,244      17,669
 9/30/2001      17,272      14,722
12/31/2001      19,119      16,919


    ----------------------------------------------------------------------------
                                              Average Annual Return/3/
                                           (for the period ended 12/31/01)
    ----------------------------------------------------------------------------
                                       1 Year  3 Year 5 Year Since Inception/4/
    ---------------------------------------------------------------------------
--  J.P. Morgan Select
    Equity Portfolio--Class A           -6.05% -1.11%  9.29%        9.72%
             Class B                       --     --     --         6.56%
    ---------------------------------------------------------------------------
- - S&P 500 Index/1/                   -11.89% -1.02% 10.70%       12.12%
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

/5/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Growth Index is an unmanaged index and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Value Index is an unmanaged index and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


The J.P. Morgan Enhanced Index Portfolio Class A shares returned -11.42% for the year ended December 31, 2001. The S&P 500 Index returned -11.89% during this time period.

Overview
The year 2001 will remain in our minds and hearts for a very long time. The outsized events, which occurred during the year, caused much personal angst while an equity market hammered stocks for the second year in a row.

The economy fell into recession, but the official declaration came late in the year. Investors anticipated the slowdown early on as weakness in technology spending, continuous price declines for most goods, layoffs and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to accommodate the economic slowdown by easing interest rates an unprecedented eleven times, a total reduction of 475 basis points, bringing the Fed Funds rate to the lowest level in forty years, 1.75%. The tragic events of September 11 exacerbated investors' fears with a dramatic sell-off pushing market indices and volatility to levels not seen since the autumn of 1998.

Markets
For the first time in more than twenty-five years, the broad market ended consecutive years in negative territory. For 2001, the S&P 500 Index declined 11.9% following a 9.1% fall the prior year. Within the broad market, small cap stocks posted the best returns with the Russell 2000 Index/4/ increasing 2.5%. As dramatic was the difference in performance between growth and value stocks across market capitalization. As the slowdown in capital spending continued to create havoc for technology company earnings, the Russell 1000 Growth Index/5/, with its heavier emphasis on technology stocks, fell 20.4% while the Russell 1000 Value Index/6/ dropped by 5.6%.

The steep decline in all equity market indices when stock trading resumed after September 11 proved to be the market bottom for the year. Investors began to respond positively to news of success in the U.S. military campaign against terrorists. After being pummeled all year, technology stocks staged an impressive fourth quarter rally with the NASDAQ Composite Index/2/ returning 30% to close above pre-September 11 levels. In fact, all major indices rose in the quarter, ending the year on more optimistic footing.

A number of high profile events, some company specific, caused certain stocks and sectors to dramatically underperform. Examples include Enron's bankruptcy, Providian's collapse, disappointing news in product development for pharmaceuticals companies, and the cash flow crunch affecting the telecommunications sector. More cyclical sectors, like retail and basic materials, which responded to the Federal Reserve's aggressive action to boost the economy, partially offset the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year providing support to consumer oriented sectors.

Performance Analysis
While the equity markets were challenging in 2001, the J.P. Morgan Enhanced Index Portfolio outperformed the S&P 500 Index. The portfolio's emphasis on stock selection paid off with positive contributions to performance in 14 of 19 sectors. Stock selection among Energy, Utilities, and Health Services & Sytem companies was particularly beneficial. The decision to underweight Enron (-99.9%) was the greatest contributor to performance as the company fell into bankruptcy after concerns of financing problems and restatement of earnings. This followed the departure of management at the energy trading concern. Overweights in Cendant (+103.7%) and PG&E Corp (+35.6%) added to results. However, an overweight position in Providian (-91.8%) contributed to underperformance as the low credit quality credit card issuer announced that higher default rates along with a drop in consumer spending could put its future earnings prospects in question.

Market Outlook
We remain confident in our investment process and the risk return profile of the portfolio. The outlook for the economy continues to show signs of stabilization as initial jobless claims, consumer confidence, and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy over the coming months will be crucial in enabling the economy to begin a sustainable recovery. With the financial system awash with liquidity, investors are wary about being too defensive and will continue to look for signs of an economic recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

Nanette Buziak
Timothy Devlin
Joseph Gill
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Microsoft Corp.                          3.85%
                ------------------------------------------------
                General Electric Co.                     3.85%
                ------------------------------------------------
                Citigroup, Inc.                          3.49%
                ------------------------------------------------
                Exxon Mobil Corp.                        3.06%
                ------------------------------------------------
                International Business Machines Corp.    2.65%
                ------------------------------------------------
                Intel Corp.                              2.25%
                ------------------------------------------------
                Tyco International, Ltd.                 2.03%
                ------------------------------------------------
                Wal-Mart Stores, Inc.                    1.97%
                ------------------------------------------------
                Philip Morris Co., Inc.                  1.95%
                ------------------------------------------------
                American Home Products Corp.             1.82%
                ------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]


Industrial                                                      12.1%
Non-Cyclical                                                    23.1%
Cyclical                                                         9.6%
Financial                                                       18.6%
Basic Materials                                                  2.7%
Communications                                                  11.8%
Technology                                                      10.6%
Utilities                                                        2.6%
Diversified                                                      2.2%
Energy                                                           6.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

               J.P. Morgan Enhanced Index Portfolio, managed by
          J.P. Morgan Investment Management, Inc., vs. S&P 500 Index
                           Growth Based on $10,000+

                                    [CHART]

                          JP Morgan
                           Enhanced
              S&P 500       Index
              ------        ------
5/96          10,000        10,000
6/96          10,297        10,237
9/96          10,615        10,488
12/96         11,499        11,434
3/97          11,808        11,722
6/97          13,869        13,862
9/97          14,908        14,901
12/97         15,336        15,236
3/98          17,475        17,514
6/98          18,052        18,190
9/98          16,256        16,399
12/98         19,718        20,159
3/99          20,700        20,838
6/99          22,160        22,729
9/99          20,777        21,167
12/99         23,868        23,714
3/00          24,415        24,173
6/00          23,768        23,203
9/00          23,540        22,678
12/00         21,699        20,976
3/01          19,125        18,558
6/01          20,244        19,891
9/01          17,272        16,724
12/01         19,119        18,579

    ------------------------------------------------------------------
                                    Average Annual Return/3/
                                (for the period ended 12/31/2001)
    -----------------------------------------------------------------
                             1 Year  3 Year 5 Year Since Inception/7/
    -----------------------------------------------------------------
--  J.P. Morgan Enhanced     -11.42% -2.68% 10.20%      11.53%
    Index Portfolio--Class A
    Class B                       --     --     --       1.21%
    -----------------------------------------------------------------
- - S&P 500 Index/1/         -11.89% -1.02% 10.70%      12.12%
    -----------------------------------------------------------------

+ The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/The Rus sell 1000 Growth Index is an unmanaged index and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Value Index is an unmanaged index and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/7/Inception of Class A shares is 5/1/96. Inception of Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


The J.P. Morgan International Equity Portfolio Class A shares returned -20.34% for the year ended December 31, 2001. The MSCI EAFE Index/1/ returned -22.61% during this time period.

Market Overview
The first half of the year was dominated by evidence suggesting that markets were in the clutches of a global slowdown. In the early part of the period, the force of this slowdown was seen mainly in the U.S. economy, with investors growing more concerned about a possible recession. However, by the end of the half the slowing pace of growth had spread to all corners of the globe, including Europe and Japan.

Most major Central Banks responded to the slowdown by cutting interest rates. The European Central Bank ("ECB") was slower to take an easing bias primarily because both the money supply growth rate and inflation rate in the region remained above target numbers. Elsewhere, the Bank of Japan moved to a zero-interest rate policy.

The start of the second half saw some significant falls in equity markets worldwide, reflecting increasing concern regarding the state of the global economy. Despite continued cuts in interest rates from most of the central banks, the weakness continued in a synchronized manner. The global slowdown apparent through August was only compounded by the tragic events of September 11th.

In the fourth quarter, global equity markets rebounded from September lows. Continued cuts in interest rates along with a sharp lift in available liquidity in virtually all major economies helped to boost sentiment and encourage investors back into the markets.

Portfolio Performance
For the annual period ended December 31, 2001, the portfolio outperformed the benchmark by 227 bps. Stock selections within the bank and other basic industry sectors were positive contributors to performance during the year, while selections within the retail and transport services & trade sectors detracted. Specifically, being underweight in stocks such as NTT, France Telecom, Nokia, Alcatel, and Deutsche Telecom helped performance. An overweight in Rohm also contributed positively to performance. Being overweight in stocks such as NTT Docomo, Zurich Financial Services, Reuters, Fujitsu, and Colt Telecom negatively affected performance.

Outlook and Strategy
Investors are waiting to see whether the consequent increase in unemployment as a result of ongoing corporate restructuring will undermine consumer confidence, which has been fairly resilient in light of the slowdown. Japan faces a crucial year, as longer-term structural problems are major stumbling blocks to achieving self-sustaining economic growth. Although prospects for the Japanese economy as a whole remain weak, we continue to find opportunities to add value in individual holdings. Within Continental Europe, valuations are low relative to the U.S. and the economy does not have the same major imbalances seen in the U.S. Growth is weak but we expect the ECB to cut rates further over the course of the first half of 2002. The UK economic environment remains relatively buoyant supported by a strong consumer. This is a direct consequence of the supportive monetary policy of the Bank of England, which aims to boost household spending in the face of a weak global economy.

Nigel F. Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Vodafone Group Plc                     4.23%
                -----------------------------------------------
                TotalFinaElf S.A.                      3.10%
                -----------------------------------------------
                GlaxoSmithKline Plc                    2.84%
                -----------------------------------------------
                UBS AG                                 2.67%
                -----------------------------------------------
                Royal Bank of Scotland Group Plc       2.15%
                -----------------------------------------------
                BP Plc                                 2.01%
                -----------------------------------------------
                UniCredito Italiano SpA                1.98%
                -----------------------------------------------
                Banco Bilbao Vizcaya Argentaria S.A.   1.89%
                -----------------------------------------------
                Iberdrola S.A.                         1.84%
                -----------------------------------------------
                BNP Paribas S.A.                       1.79%
                -----------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/01
                                    [CHART]


                      J.P. Morgan International
                          Equity Portfolio
                      -------------------------
Australia                        4.4%
France                          17.9%
Germany                          6.5%
Italy                            3.1%
Japan                           17.8%
Netherlands                      5.9%
Spain                            5.3%
Switzerland                      5.8%
United Kingdom                  24.7%
Other                            8.6%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan International Equity Portfolio
                                                    For the year ended 12/31/01
Managed by J.P. Morgan Investment Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            J.P. Morgan International Equity Portfolio, managed by
         J.P. Morgan Investment Management, Inc., vs. MSCI EAFE Index
                           Growth Based on $10,000+


                                     [CHART]


               MSCI EAFE     Fund
                --------    -------
  5/1/1996       $10,000    $10,000
 6/30/1996         9,865     10,172
 9/30/1996         9,852     10,211
12/31/1996        10,009     10,843
 3/31/1997         9,852     11,031
 6/30/1997        11,130     12,002
 9/30/1997        11,053     12,089
12/31/1997        10,187     11,490
 3/31/1998        11,686     12,913
 6/30/1998        11,810     13,188
 9/30/1998        10,131     11,007
12/31/1998        12,225     13,107
 3/31/1999        12,394     13,372
 6/30/1999        12,709     13,851
 9/30/1999        13,267     14,230
12/31/1999        15,521     16,845
 3/31/2000        15,512     17,084
 6/30/2000        14,905     16,158
 9/30/2000        13,709     14,745
12/31/2000        13,347     14,023
 3/31/2001        11,474     11,988
 6/30/2001        11,281     11,918
 9/30/2001         9,667     10,360
12/31/2001        10,329     11,171


    ----------------------------------------------------------------------------
                                              Average Annual Return/2/
                                           (for the period ended 12/31/01)
    ---------------------------------------------------------------------------
                                       1 Year  3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------------------
 -- J.P. Morgan International
    Equity Portfolio--Class A          -20.34% -5.19% 0.60%        1.97%
             Class B                        --     --    --       -6.49%
    ---------------------------------------------------------------------------
- - MSCI EAFE Index/1/                 -22.61% -5.46% 0.63%        0.57%
    ---------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index) is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



To boost a rapidly slowing U.S. economy, the Federal Reserve Board aggressively cut short-term interest rates throughout the year, bringing the federal funds target down from 6 percent to 1 3/4 percent by year-end, its lowest level in forty years. Confidence in the credit markets lifted, reflecting investors' expectations that the capital markets would be more accommodating to corporate borrowers. The first few months of 2001 saw a sharp reversal of money flows back into debt markets of a relatively riskier sort, including high-yield corporate bonds. The high-yield rally weakened later on as the economy continued to weaken and investor concerns about corporate defaults increased and risk aversion grew. The extraordinary and tragic events of September 11 increased the flight to high-quality, low-risk investment opportunities such as money-market funds, Treasuries and agency securities; yields on short-term securities fell sharply. By year-end some investors were venturing back into corporate bonds, including high-yield bonds, generating a year-end rally in that market.

The fiscal year began and ended with a rally in the high-yield bond market; price appreciation was particularly strong in bonds issued by mid-cap companies. Your portfolio's positive performance reflected those rallies as well as our shift in focus away from fiber optics in the telecommunications sector to wireless or cellular phone companies, where consumer demand kept business brisk and profitable. In the second half of the year, we increased your portfolio's exposure to investment-grade corporate debt where we identified good companies with the potential for additional credit improvement. Among your portfolio's holdings in this area were bonds issued by companies in the food, automotive, utility, media and advertising sectors. Also adding to performance later in the year were your portfolio's holdings in high-yield corporate bonds, which enjoyed a strong rally in November as investors moved out of "safe-havens" in search of higher yield. Bonds purchased in this category included those of companies in the waste management, consumer products, healthcare and chemical sectors.

Opportunities in the convertible bond market were fewer. The convertible market at large suffered for much of the year, detracting from your portfolio's performance. Even so, through careful credit selection, we were able to identify value in the bonds of some firms, including software and cable companies, beaten down in the unfavorable market environment of September and October. We reduced your portfolio's exposure to convertibles at fiscal year-end, increasing, instead, your portfolio's holdings in mortgage-related securities and agency securities.

We look forward to a modest economic recovery beginning in the first half of 2002 and believe the Fed is nearing the end of its interest rate easing cycle. We do not concur, however, with those who expect the Fed to suddenly reverse its stance and push rates higher. Instead, we anticipate that the Fed will resume its historically gradualist approach, raising rates only when the results of its economic stimulus efforts are apparent. If we are correct, interest rates should remain low for much of 2002, although not returning to the historic lows experienced during the height of the flight to quality moves in late October. Although corporate profitability is likely to improve in 2002--a positive catalyst for stocks as well as convertible bond prices--we are less certain of the timing of that turnaround.

Given this outlook, even though Treasury yields have risen a bit from their lows of the year, we do not expect an appreciable improvement in yields in that sector in 2002 and will maintain the portfolio's current minimal exposure. We will maintain, and possibly reduce, the portfolio's holdings in investment-grade bonds--already at relatively high historical levels for the portfolio--and will increase exposure to high-yield bonds, where prices are expected to rise as the economy improves. Finally, we will also add a few more convertible bonds where appropriate, even as we remain mindful of the potential volatility on the equity side of these investments.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 12/31/01

                                                            Percent of
          Description                                       Net Assets
          ------------------------------------------------------------
          Federal National Mortgage Assoc.                     4.25%
          ------------------------------------------------------------
          Federal Home Loan Mortgage Corp. (5.50%, 7/15/06)    1.66%
          ------------------------------------------------------------
          TeleCorp PCS, Inc.                                   1.25%
          ------------------------------------------------------------
          Nextel Communications, Inc. (9.50%, 2/01/11)         1.20%
          ------------------------------------------------------------
          Harrah's Operation Co., Inc.                         0.93%
          ------------------------------------------------------------
          Ackerley Group, Inc. (The)                           0.86%
          ------------------------------------------------------------
          Lamar Media Corp.                                    0.85%
          ------------------------------------------------------------
          Mohegan Tribal Gaming Authority                      0.84%
          ------------------------------------------------------------
          R.H. Donnelly Corp.                                  0.84%
          ------------------------------------------------------------
          Raytheon Co.                                         0.83%
          ------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/01
                                    [CHART]


Corporate Bonds                                            84.1%
U.S. Government Agency                                      6.7%
International Bonds & Debt                                  5.5%
Equity Securities                                           3.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 2 and 3
                           Growth Based on $10,000+

                                    [CHART]



           Lord Abbett          Lehman            Credit Suisse
              Bond             Brothers            First Boston
            Debenture          Aggregate            High Yield
            Portfolio         Bond Index/2/          Index/4/
           ----------        --------------        -----------
  5/1/1996   $10,000            $10,000              $10,000
 6/30/1996    10,201             10,123               10,103
 9/30/1996    10,790             10,311               10,482
12/31/1996    11,288             10,623               10,945
 3/31/1997    11,432             10,567               11,106
 6/30/1997    12,147             10,948               11,585
 9/30/1997    12,778             11,311               12,130
12/31/1997    13,052             11,645               12,326
 3/31/1998    13,709             11,833               12,697
 6/30/1998    13,791             12,106               12,857
 9/30/1998    13,197             12,608               12,067
12/31/1998    13,869             12,660               12,397
 3/31/1999    14,082             12,602               12,601
 6/30/1999    14,004             12,486               12,747
 9/30/1999    13,812             12,576               12,543
12/31/1999    14,341             12,556               12,804
 3/31/2000    14,479             12,831               12,639
 6/30/2000    14,551             13,054               12,695
 9/30/2000    15,871             13,451               12,782
12/31/2000    14,465             14,016               12,135
 3/31/2001    14,859             14,442               12,733
 6/30/2001    14,782             14,522               12,654
 9/30/2001    14,180             15,192               12,151
12/31/2001    15,010             15,200               12,837





    -------------------------------------------------------------------
                                      Average Annual Return/1/
                                  (for the period ended 12/31/01)
    -------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
--  Lord Abbett Bond Debenture 3.76%  2.67%  5.86%        7.42%
    Portfolio--Class A
    Class B                       --     --     --        1.17%
    ------------------------------------------------------------------
--  Lehman Brothers Aggregate  8.45%  6.28%  7.43%        7.67%
    Bond Index/2/
    ------------------------------------------------------------------
- - Credit Suisse First Boston 5.79%  1.17%  3.25%        4.51%
    High Yield Index/3/
    ------------------------------------------------------------------

+ The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/''Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.

/3/The Credit Suisse First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

/4/Inception of Class A shares is 5/1/96. Inception of Class B shares is 3/22/01. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



Portfolio Commentary/1/

2001 Annual Portfolio Review
Your portfolio's fiscal year began with a general decelerating of the economy in the beginning of 2001--capital spending dropped and earnings suffered. In the beginning of the new year, the Federal Reserve Board ("the Fed") began implementing a monetary stimulus policy, which accelerated after September 11, reducing the Fed Funds rate another 125 basis points, to a 40-year low of 1.75% by year-end. Counter-cyclical fiscal policies were also put in place to help fuel the economy--specifically, a federal tax cut earlier this year coupled with an increase in general government spending, some of which is related to the events of September 11. This strategy is the first time monetary and fiscal policy have been used together since the 1970s in a classic counter-cyclical manner.

As the year continued, the economy contracted with Gross Domestic Product turning negative, resulting in part from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

The U.S. economy was already showing signs of a downward trend before the events of September 11. Manufacturing activity slowed and August labor data showed an unemployment rate of 4.9%--the highest level since September 1997. Eventually, most believed rising unemployment would hurt consumer confidence and ultimately consumer spending, which had been the backbone of the economy for much of the year. The events of September 11 accelerated the economic slowdown many believe was already in progress.

A combination of being underweight the underperforming financial sector and picking the right stocks enabled your portfolio to pick up strong relative performance versus the benchmark during the year. Your portfolio does not own any bank stocks, and instead has concentrated its financial sector exposure in insurance stocks. The share prices of insurance stocks have surged in the aftermath of September 11 as investors have begun to anticipate higher pricing and improved profitability for the industry, benefiting your portfolio's performance.

Other positive factors for your portfolio were within the consumer discretionary sector, driven by our strong stock selection and overweighting relative to the benchmark. In addition, your portfolio benefited from an overweight position in the healthcare industry, although we have begun to reduce your exposure to this sector, as many companies have become fully valued. Your lack of exposure in the telecom services sector also benefited your portfolio's relative performance as stock prices in this sector plummeted.

Your portfolio's relative performance was negatively impacted by its investments in the utility sector. We have viewed deregulation within the utility industry as a catalyst for positive value creation. Unfortunately, California's botched deregulatory effort combined with the dramatic collapse of Enron (which was not owned by your portfolio) has caused some to question the further progress of deregulation and its probable benefits. We believe this will be a short-lived setback, however, and have used the fallout from Enron's bankruptcy to add to our utility holdings.

While the broader stock market has displayed exceptional volatility this past year--a tendency which we expect to continue into the foreseeable future-- our investing style has delivered considerable calm in a surrounding storm. Going forward, we expect this trend to continue, as we remain focused on our objectives. While experts debate over the validity of a full economic recovery, our research team believes they can continue to find undervalued stocks in the mid-cap sector in any market environment.

Focusing on fundamental research and catalyst identification, we will continue to construct a portfolio for long-term investors--one that has the possibility to outperform consistently. Despite market volatility, we believe there are significant opportunities in the mid-cap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many of them for our shareholders as possible.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/01

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Boston Scientific Corp.     2.82%
                      ------------------------------------
                      Pactiv Corp.                2.81%
                      ------------------------------------
                      Snap-On, Inc.               2.76%
                      ------------------------------------
                      Dynegy, Inc.                2.62%
                      ------------------------------------
                      Health Net, Inc.            2.61%
                      ------------------------------------
                      ACE, Ltd.                   2.56%
                      ------------------------------------
                      Tommy Hilfiger Corp.        2.50%
                      ------------------------------------
                      Mylan Laboratories, Inc.    2.49%
                      ------------------------------------
                      Genuine Parts Co.           2.49%
                      ------------------------------------
                      XL Capital, Ltd.--Class A   2.47%
                      ------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                Lord Abbett Mid-Cap Value Portfolio
                -----------------------------------
Cyclical                        23.5%
Non-Cyclical                    16.7%
Basic Materials                 17.1%
Utility                         10.6%
Industrial                       6.3%
Financial                       15.7%
Energy                           8.6%
Technology                       1.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                 Lord, Abbett & Co., vs. Russell Mid-Cap Index
                           Growth Based on $10,000+

                                    [CHART]


                 Lord Abbett                 S&P 400              Russell Mid
                Mid Cap Value             Mid-Cap/BARRA           Cap Growth
                  Portfolio              Value Index/2/            Index/4/
                   -------                   ---------              --------
 8/20/1997        $10,000                    $10,000                $10,000
 9/30/1997         10,440                     10,630                 10,440
12/31/1997         10,490                     11,204                 10,556
 3/31/1998         11,361                     12,306                 11,697
 6/30/1998         11,308                     11,797                 11,520
 9/30/1998          9,383                     10,169                  9,813
12/31/1998         10,606                     11,727                 11,623
 3/31/1999         10,125                     10,786                 11,568
 6/30/1999         11,829                     12,396                 12,824
 9/30/1999         10,940                     11,189                 11,723
12/31/1999         11,211                     12,004                 13,724
 3/31/2000         12,366                     12,756                 15,129
 6/30/2000         13,198                     12,417                 14,447
 9/30/2000         14,890                     14,037                 15,719
12/31/2000         17,139                     15,346                 15,155
 3/31/2001         16,703                     14,816                 13,565
 6/30/2001         17,659                     16,502                 14,858
 9/30/2001         16,267                     14,355                 12,204
12/31/2001         18,527                     16,441                 14,303




       ---------------------------------------------------------------------
                                               Average Annual Return/3/
                                            (for the period ended 12/31/01)
       ---------------------------------------------------------------------
                                            1 Year 3 Year Since Inception/5/
       ---------------------------------------------------------------------
    -- Lord Abbett Mid-Cap
       Value Portfolio--Class A              8.10% 20.43%       15.17%
                Class B                        --     --        11.33%
       ---------------------------------------------------------------------
    -- S&P 400 Mid-Cap/BARRA Value
        Index/2/                             7.14% 11.92%       11.90%/6/

       ---------------------------------------------------------------------
   - - Russell Mid Cap Index/4/             -5.62%  7.16%        8.53%

       ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The portfolio is actively managed and therefore, allocations are subject to change.

/2/The S&P 400 Mid-Cap/BARRA Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high price-to-book ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97.

/6/The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



Portfolio Commentary/1 /

2001 Annual Portfolio Review

During 2001, equity markets were characterized by a series of corrections and rebounds as the Internet Bubble continued to deflate. Although the fourth quarter was quite strong, most segments of the market were lower for the year as a whole. Small cap stocks and value names were the only pockets of strength. While the S&P 500 Index/5/ declined 11.9% for the year, the Russell 2000 Index/ 2/ rose 2.5%, and the Russell 2000 Value Index/6/ climbed 14%.

The fourth quarter's strong gains came as consumer confidence improved and the employment situation stabilized somewhat post September 11th. Not surprisingly, the sectors that rebounded most strongly in the 4th quarter were those that fell most sharply in the 3rd quarter.

Your portfolio's "conservative growth" stance helped performance during 2001, when the market rewarded earnings and stable growth. Contributing most to the portfolio's performance over this time was excellent stock selection in healthcare, and particularly our focus on healthcare services and avoidance of biotechnology. Your portfolio also benefited from both our underweighting of and stock selection within the technology sector.

Producer durables and consumer discretionary holdings were the main detractors from performance. Within producer durables, your portfolio was chiefly hurt by one telecommunications equipment holding that was affected by a sharp downturn in call center activity due to the slower economy. Within the consumer discretionary sector, several of your retail and business services holdings suffered notable, economy-related corrections.

Given the amount of both fiscal and monetary stimulus in the systems, we are increasingly optimistic that an economic recovery will be apparent by mid-2002, and will be led by the consumer. This prompts us to look for opportunities in cyclical names--particularly retailers and homebuilding. Healthcare continues to be an important area of emphasis for us, although we are managing valuations carefully in this sector. Your portfolio continues to be underweight in technology, as we don't believe the sector has fully completed its inventory correction. While we do not want your portfolio to be hugely underexposed at this segment of the market cycle, we also do not want to buy companies that will be unable to operate profitably or provide an adequate return to investors.

Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 12/31/01

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Timberland Co. (The)--Class A               2.08%
              ---------------------------------------------------
              Iron Mountain, Inc.                         1.66%
              ---------------------------------------------------
              Armor Holdings, Inc.                        1.61%
              ---------------------------------------------------
              Advanced Digital Information Corp.          1.55%
              ---------------------------------------------------
              Coherent, Inc.                              1.52%
              ---------------------------------------------------
              G & K Services, Inc.--Class A               1.47%
              ---------------------------------------------------
              TeleTech Holdings, Inc.                     1.41%
              ---------------------------------------------------
              Corporate Executive Board Co.               1.39%
              ---------------------------------------------------
              MSC Industrial Direct Co., Inc.--Class A    1.24%
              ---------------------------------------------------
              Stillwater Mining Co.                       1.22%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                Lord Abbett Developing Growth Portfolio
                ---------------------------------------
Industrial                       8.8%
Cyclical                        18.2%
Financial                        4.5%
Non-Cyclical                    41.4%
Basic Materials                  1.8%
Communications                   5.4%
Technology                      12.8%
Energy                           7.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Developing Growth Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Developing Growth Portfolio, managed by
                  Lord, Abbett & Co., vs. Russell 2000 Index
                           Growth Based on $10,000+

                                    [CHART]

                 Russell 2000 Index           Fund
                 ------------------          ------
8/97                  $10,000               $10,000
9/97                   10,730                11,190
12/97                  10,366                10,552
3/98                   11,436                11,732
6/98                   10,913                11,419
9/98                    8,702                 8,927
12/98                  10,134                11,248
3/99                    9,584                11,509
6/99                   11,071                13,020
9/99                   10,369                12,289
12/99                  12,298                14,901
3/00                   13,170                15,241
6/00                   12,673                13,146
9/00                   12,816                13,062
12/00                  11,938                12,089
3/01                   11,161                 9,987
6/01                   12,756                11,614
9/01                   10,104                 8,962
12/01                  12,235                11,266


    --------------------------------------------------------------------
                                           Average Annual Return/3/
                                        (for the period ended 12/31/01)
    --------------------------------------------------------------------
                                        1 Year 3 Year Since Inception/4/
    --------------------------------------------------------------------
--  Lord Abbett Developing
    Growth Portfolio--Class A           -6.82%  0.05%        2.77%
              Class B                      --     --        16.92%
    --------------------------------------------------------------------
- - Russell 2000 Index/2/                2.49%  6.48%        4.72%

    --------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.
/1/The portfolio is actively managed and subject to change. Sectors may include many industries.
/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.
/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 8/20/97.
/5/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.
/6/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



Portfolio Commentary/1/

2001 Annual Portfolio Review
In the beginning of the year, the Federal Reserve Board ("the Fed") began implementing a monetary stimulus policy, which accelerated after September 11, reducing the Fed Funds rate another 125 basis points, to a 40-year low of 1.75% by year-end. Counter-cyclical fiscal policies were also put in place to help fuel the economy--specifically, a federal tax cut earlier this year coupled with an increase in general government spending, some of which is related to the events of September 11. This strategy is the first time monetary and fiscal policy have been used together since the 1970s in a classic counter-cyclical manner.

In addition, the projected inflation rate (as measured using the Consumer Price Index) is an unusually low 2% for next year. Low inflation traditionally benefits the economy by preserving consumer purchasing power and helping businesses control costs, resulting in more efficient capital allocation decisions. While the current consumer confidence level is volatile as a result of the economic slowdown of 2001, leading indicators support a higher than expected confidence level moving into 2002. This upturn is usually a precursor to increased consumer spending and an expanding economy.

Although your portfolio returned negative performance for the year-to-date period, it outperformed relative to its growth benchmark. Over half of the sectors in the Russell Mid Cap Growth Index/2/ were down for the year. Solid stock selection and our decision to underweight the technology sector, due to weak fundamentals and high valuations, helped your relative returns for the year. While the Russell Mid Cap Growth Index was very heavily technology-weighted, your portfolio was underweight in technology. Due to ongoing concerns about high valuation levels and general uneasiness regarding overcapacity and earnings potential, your portfolio remained significantly underweight in the stocks of technology companies as the technology sector continued to bear the brunt of the market's correction.

Your portfolio benefited (and saw some of its most significant gains) from solid stock selection in the healthcare sector--particularly within the healthcare facilities and management services industries. The healthcare sector has historically been viewed as a potential "safe haven" in times of economic and political turmoil--even when fundamentals have not been strong. Also, your portfolio benefited greatly from our decision to invest in stocks of generic drug companies. We initiated this trend in early 1999, and the increasingly favorable state and federal legislative climate, along with a large number of drugs coming off patent into the generic market, has created an extremely positive investment environment.

Stock selection in materials & processing, producer durables and consumer discretionary sectors detracted from performance for the period. Rising costs, intense competition and cyclical weakness stifled some of your key consumer holdings. While many companies have taken steps to fix inventory surpluses and adjust for slower rates of growth, the general economic weakness and negative effect on consumer spending have taken their toll lately.

At the end of the third quarter 2001, we believed that stock prices would move higher from the levels seen after September 11. At that time, it was apparent that investors were too negative in their long-term outlook for the U.S. economy, creating a selling atmosphere that lowered valuations not seen since the last U.S. recession in 1990-91. This overreaction has been more than offset in the fourth quarter, as many stocks, especially technology and biotechnology companies, have appreciated very strongly. Towards the end of the year, the stock market rapidly shifted from a fear of a U.S. recession on corporate profit growth to a belief that 2002 and 2003 will be stronger economically and U.S. corporate profit growth will rebound sharply. We remain very bullish on the long term appeal of mid-cap growth stocks, which tend to have much higher growth characteristics versus many well-known, yet slower growing larger companies.

Going forward, your portfolio will continue to emphasize selected healthcare service providers and retailers that have been stellar performers for your portfolio. We remain excited about the long-term opportunities of your portfolio's holdings and their opportunity to grow and gain market share. We believe that these companies will be the future leaders of U.S. economic growth.

Kevin P. Ferguson
Steven J. McGruder
Frederic D. Ohr
Portfolio Managers
Lord, Abbett & Co.

Top Ten Holdings by Market Value
As of 12/31/01

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Caremark Rx, Inc.                             2.47%
             -----------------------------------------------------
             Laboratory Corporation of America Holdings    2.17%
             -----------------------------------------------------
             AmerisourceBergen Corp.                       2.11%
             -----------------------------------------------------
             Michaels Stores, Inc.                         2.06%
             -----------------------------------------------------
             HCC Insurance Holdings, Inc.                  1.93%
             -----------------------------------------------------
             Pier 1 Imports, Inc.                          1.87%
             -----------------------------------------------------
             Anthem, Inc.                                  1.86%
             -----------------------------------------------------
             CBRL Group, Inc.                              1.84%
             -----------------------------------------------------
             Kinder Morgan, Inc.                           1.68%
             -----------------------------------------------------
             Barr Laboratories, Inc.                       1.62%
             -----------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01
                                    [CHART]

                Lord Abbett Growth Opportunities Portfolio
                ------------------------------------------
Communications                  13.2%
Financial                       13.6%
Non-Cyclical                    44.1%
Technology                      16.9%
Utility                          5.3%
Energy                           6.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
                    Lord, Abbett & Co., vs. Indices 2, 4, 5
                           Growth Based on $10,000+
                                    [CHART]

         Lord Abbett
           Growth       Russell Mid   Russell
        Opportunities    Cap Growth   Mid Cap    S&P Mid Cap
          Portfolio        Index       Index      400 Index
            ------         ------      ------      ------
2/01       $10,000        $10,000     $10,000     $10,000
3/01         9,650          7,729       9,003       8,728
6/01        10,073          8,980       9,861       9,877
9/01         8,058          6,483       8,100       8,240
12/01        9,342          8,238       9,493       9,772



             -----------------------------------------------------------
                                                    Cumulative Return/3/
                                                      (for the period
                                                      ended 12/31/01)
             -----------------------------------------------------------
                                                    Since Inception/6/
             -----------------------------------------------------------
             Lord Abbett Growth Opportunities
             Portfolio--Class A                            -6.58%
        --         Class B                                -10.70%
             -----------------------------------------------------------
        - -  Russell Mid Cap Growth Index/2/              -17.63%
             -----------------------------------------------------------
        --   Russell Mid Cap Index/4/                      -5.07%
             -----------------------------------------------------------
        ---- S&P 400 Mid Cap Index/5/                      -2.78%
             -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The portfolio is actively managed and subject to change. Sectors may include many industries.

/2/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/''Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/The S&P 400 Mid Cap Index consists of 400 domestic stocks of midsize companies in the U.S. market. The Index does not include fees and expenses and is not available for direct deposit.

/6/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth & Income Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

--------------------------------------------------------------------------------



Portfolio Commentary/1/
2001 Annual Portfolio Review
Your portfolio performed well for the year-to-date period relative to its value benchmark despite extreme market volatility throughout the year. The portfolio experienced a significant rebound in performance during the fourth quarter as the market began to gain back some of its post-September 11th losses. At this time, the portfolio benefited from its exposure to economically-sensitive sectors and stocks. In addition, the portfolio's cyclical strategy was rewarded throughout the year as the Federal Reserve lowered interest rates 11 times bringing the Fed Funds rate to a 40-year low of 1.75% by year-end.

Year-to-date performance was positively impacted by strong stock selection within the technology sector. Technology holdings in PeopleSoft, IBM, Xerox and Apple Computer added significant relative value. Several consumer discretionary stocks aided performance for the year-to-date. In particular, discount retailers such as Target and The TJX Cos. benefited from the economic slowdown at the expense of full priced stores. Strong stock selection within the utilities sector versus the S&P 500 Index helped the portfolio to offset the negative returns of this sector, thereby adding value over the Index. The portfolio's overweight in stronger performing sectors such as industrials and materials also contributed significantly to the outperformance of the Index.

Financial services stocks detracted from year-to-date performance, particularly Wells Fargo, Morgan Stanley Dean Witter and Mellon Financial. Insurance companies MetLife and ACE Ltd. also hurt performance for the year, largely as a result of September 11th. For the year-to-date period, healthcare stocks, specifically drug companies, detracted from the portfolio's performance. In particular, Pharmacia Corp. stock experienced declines after the safety of the company's popular arthritis drug Celebrex was called into question.

During the fourth quarter, the stock market regained the ground lost after the events of September 11. Similar to the third quarter, however, the fourth quarter is likely to register negative economic growth, resulting in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continues to protect the economy from additional downside. While over the short-term we expect some market volatility stemming from the current economic slowdown, as U.S. corporate profits improve and current monetary and fiscal stimuli fully permeate, we expect the economy to experience a recovery by the first half of the year.

In anticipation of an economic recovery in 2002, we continued to increase exposure to economically sensitive sectors such as basic industry, consumer cyclicals and technology, which we expect to benefit from the rebound. We subsequently reduced our holdings within more defensive sectors, such as consumer non-cyclicals and energy. As always, we will remain research-intensive, as we look for undervalued securities in this market. We continue to believe the opportunities for a long-term investor are excellent.

W. Thomas Hudson Jr.
Portfolio Manager
Lord, Abbett & Co.
Top Ten Holdings by Market Value
As of 12/31/01

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                     3.86%
                 ---------------------------------------------
                 Target Corp.                          2.53%
                 ---------------------------------------------
                 American International Group, Inc.    2.25%
                 ---------------------------------------------
                 Mellon Financial Corp.                2.13%
                 ---------------------------------------------
                 PepsiCo, Inc.                         2.13%
                 ---------------------------------------------
                 Schering-Plough Corp.                 2.10%
                 ---------------------------------------------
                 Waste Management, Inc.                1.96%
                 ---------------------------------------------
                 Viacom, Inc.                          1.95%
                 ---------------------------------------------
                 Deere & Co.                           1.91%
                 ---------------------------------------------
                 Citigroup                             1.88%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                Lord Abbett Growth & Income Portfolio
                -------------------------------------
Industrial                      17.0%
Cyclical                        16.4%
Financials                      16.3%
Non-Cyclical                    10.9%
Basic Materials                  8.0%
Communications                  13.2%
Technology                       7.3%
Utilities                        3.6%
Energy                           7.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth & Income Portfolio
                                                    For the year ended 12/31/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Growth & Income Portfolio, managed by
                     Lord, Abbett & Co., vs. S&P 500 Index
                           Growth Based on $10,000+

                                    [CHART]


                 S&P 500               Fund
                 -------             -------
12/89            $10,000             $10,000
3/90               9,699              10,160
6/90              10,308              10,510
9/90               8,893               9,350
12/90              9,689              10,291
3/91              11,094              11,504
6/91              11,067              11,504
9/91              11,658              12,115
12/91             12,634              13,074
3/92              12,315              13,434
6/92              12,549              13,772
9/92              12,945              14,099
12/92             13,594              15,106
3/93              14,187              16,066
6/93              14,255              16,288
9/93              14,623              16,941
12/93             14,962              17,344
3/94              14,395              16,738
6/94              14,456              17,067
9/94              15,161              18,017
12/94             15,158              17,826
3/95              16,633              19,579
6/95              18,218              20,939
9/95              19,665              22,103
12/95             20,848              23,141
3/96              21,968              24,356
6/96              22,952              24,766
9/96              23,661              25,707
12/96             25,632              27,642
3/97              26,322              28,259
6/97              30,912              32,252
9/97              33,228              34,443
12/97             34,181              34,441
3/98              38,946              38,060
6/98              40,321              37,866
9/98              36,228              33,223
12/98             43,945              38,879
3/99              46,134              39,990
6/99              49,386              44,584
9/99              46,304              41,026
12/99             53,194              45,316
3/00              54,412              45,130
6/00              52,971              44,336
9/00              52,462              47,921
12/00             48,360              51,971
3/2001            42,624              47,127
6/2001            45,118              49,814
9/2001            38,494              42,989
12/2001           42,609              48,991



           --------------------------------------------------------------
                                        Average Annual Return/3/
                                    (for the period ending 12/31/01)
           --------------------------------------------------------------
                                  1      3      5      10       Since
                                 Year   Year   Year   Year   Inception/4/
           --------------------------------------------------------------
        -- Lord Abbett Growth &
            Income Portfolio--
            Class A              -5.77%  8.00% 12.12% 14.12%    14.08%
           Class B                  --     --     --     --      6.96%
           --------------------------------------------------------------
       - - S&P 500 Index/2/     -11.89% -1.02% 10.70% 12.93%    10.48%

           --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The portfolio is actively managed and subject to change. Sectors may include many industries.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighed index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/01
Managed by Janus Capital Corporation

Letter to Policyholders

--------------------------------------------------------------------------------



Equity markets ended the year much as they began, with weak capital spending, dwindling corporate profits and sweeping job layoffs weighing on stocks across the board. A second-quarter rebound spurred by federal tax rebates, lower energy prices and stronger-than-expected consumer spending belied the fact that a number of companies, particularly those in the technology and telecommunications sector, continued to struggle. A glut of excess inventory further fueled a negative outlook for near-term profits.

In hindsight, signs the economy was weakening were underestimated by investors. By the third quarter, layoff announcements had become an almost daily occurrence, and economic output and consumer spending had begun to erode as a result. The terrorist attacks of September 11 only exacerbated the uncertainty plaguing the already-unsettled market. What had started as an orderly retreat quickly became a market rout.

Toward the end of the year, investors welcomed tentative signs that a recovery was under way and bid stocks higher. Although sluggish business investment and deteriorating corporate earnings ended the longest period of economic expansion in the U.S., some positive developments offered a glimmer of hope. Government data indicating that companies were working off inventories at a record pace suggested a need to rebuild stockpiles to meet renewed demand when the economy rebounds. Also encouraging were reports that durable goods orders, though not improving, had at least stabilized.

The Federal Reserve, meanwhile, provided another reason for optimism as it pursued its aggressive campaign to reverse the economy's slide by slashing rates 11 times during the period to a 40-year low of 1.75%. Although stocks advanced during the last three months of the year, these gains failed to offset earlier losses. As a result, all three major market measures ended the year in the red for the second straight year. Against this tumultuous backdrop, the portfolio declined, lagging its benchmark, the S&P 500 Index.

During the year, the secular growth stories of the increased use of technology to improve productivity, the build out of the telecommunications infrastructure to support Internet traffic, and the proliferation of wireless communications succumbed to the forces of economic contraction. As the economy cooled, corporations' excess capacity of information technology (IT) equipment became apparent. The spending freeze that began toward the end of 2000 continued as companies re-evaluated their IT needs and conserved capital. Consequently, leading communications and corporate networking-equipment maker Cisco Systems suffered from sluggish demand for new products. Fearing a lengthy period of sub-par growth from the company, we substantially cut our weighting in Cisco.

At the same time, even companies that experienced healthier demand were negatively impacted by the stagnant economy. Storage networking and management software manufacturer Veritas Software, for example, had to decrease its future growth expectations because of limited earnings visibility. Nevertheless, the September 11 tragedy illustrated to data-dependent businesses the importance of having that data readily available and easily accessible. As a result, many companies have reprioritized their technology budgets and turned to Veritas to help them evaluate their disaster recovery plans and create new storage solutions. As 2002 budgets are implemented, we believe the company will benefit from renewed demand for its products. As such, we are maintaining our position in Veritas.

Like their corporate brethren, the telecommunications service providers reined in their capital spending budgets as tight high-yield and equity markets made capital precious. For instance, Juniper
Networks, a leading provider of Internet protocol infrastructure systems, met reduced earnings estimates by managing expenses superbly, but it became clear that future demand for long distance communications networks would not be as robust as we predicted. We therefore opted to liquidate our position in Juniper.

Elsewhere, although new subscriber additions continued to be relatively healthy, wireless communications companies also struggled during the period. Cellular handset demand slowed as new features were insufficient to spur replacement demand. As subscriber networks matured, cellular service providers decreased base station deployment and postponed plans to roll out new third-generation services. Shrinking infrastructure orders and aggressive phone pricing by competitors hampered Nokia, the leading cellular phone manufacturer. Fearing a prolonged slowdown in cellular trends, we eliminated Nokia from the portfolio.

Although not readily apparent in the portfolio's aggregate return, we did identify investments that outperformed the market, predominantly in businesses that were less impacted by the cooling economy. Demand for healthcare services grew as the aging baby boom generation boosted its spending on health-related items. Our position in Tenet Healthcare, the second largest hospital group, benefitted from increasing utilization and strong pricing of its specialized medical services, such as cardiology and orthopedics. And even in the rocky technology landscape, NVIDIA Corporation, the leading graphics and multimedia chip supplier, saw strong demand for its products as it increased its penetration of desktop and mobile computers and entered the workstation and Apple markets. NVIDIA also began shipping a key component to the Microsoft Xbox for its winter launch.

Looking ahead, while the signs of a recovery remain faint, I am cautiously optimistic. The Federal Reserve's actions should eventually spur corporate spending. Lower energy prices, additional tax cuts and increased government spending should also bolster the economy. Furthermore, we are beginning to see a glimmer of inventory stabilization, which will eventually lead to more normal ordering patterns. Accordingly, I remain committed to finding world-class investments with solid future prospects that will benefit from the eventual economic recovery while they continue to navigate their businesses through the current difficult times.

Thank you for your investment with Janus Institutional.

Sincerely,

Claire Young
Portfolio Manager
Janus Capital Corporation

Top Ten Holdings by Market Value
As of 12/31/01

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   NVIDIA Corp.                       4.35%
                   ------------------------------------------
                   Veritas Software Corp.             3.56%
                   ------------------------------------------
                   Citigroup, Inc.                    3.51%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.    3.48%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)    3.44%
                   ------------------------------------------
                   Walgreen Co.                       2.65%
                   ------------------------------------------
                   Pfizer, Inc.                       2.41%
                   ------------------------------------------
                   Tiffany & Co.                      2.32%
                   ------------------------------------------
                   MGM Mirage, Inc.                   2.24%
                   ------------------------------------------
                   Safeway,Inc.                       2.14%
                   ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio
                                                    For the year ended 12/31/01
Managed by Janus Capital Corporation

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
                 Janus Capital Corporation, vs. S&P 500 Index
                          Growth Based on $10,000/4/

                                     [CHART]


          S&P 500       Fund
        -----------   --------
 2/01     $10,000     $10,000
 3/01       8,737       7,990
 6/01       9,248       8,300
 9/01       7,890       6,220
12/01       8,734       7,400

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                Janus Aggressive Growth Portfolio
                ---------------------------------
Industrial                      16.8%
Cyclical                        19.7%
Financial                       18.7%
Non-Cyclical                    19.6%
Communications                  11.5%
Technology                       9.4%
Energy                           4.3%

          ---------------------------------------------------------------
                                                     Cumulative Return/2/
                                                       (for the period
                                                       ended 12/31/01)
          ---------------------------------------------------------------
                                                     Since Inception/4/
          ---------------------------------------------------------------
      --  Janus Aggressive Growth Portfolio--Class B       -26.00%
          ---------------------------------------------------------------
      - - S&P 500 Index/1/                                  -6.36%/3/
          ---------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.
/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/3/The S&P 500 Index return is based on an inception date of 2/28/01.
/4/ Inception of Class B shares is 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                    For the year ended 12/31/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


For the period ended December 31, 2001, the Class B shares of the portfolio provided a total return of -16.60%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -17.62% for the portfolio benchmark, the Russell Mid Cap Growth Index/1/ (the Russell Index). The Russell Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index./4/ The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through most of the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors--such as technology and telecommunications. Although the overall market rallied in the last quarter of 2001 from its post-September 11 lows, we think that even amid the rally the market continued to be short-sighted--judging companies largely on what might happen over the next quarter or two.

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly-growing industry. In our experience, these qualities--market share and growth--have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.

Amid this challenging environment, some areas where we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweight did relatively well. Our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of our health care holdings performed well, we were underweight in this sector, and it outperformed for most of the year. Retail was another area that did well over the short term. However, we were underweight in the sector because we believed that consumer spending would likely decline in an economy that, according to the National Bureau of Economic Research, has been in a recession since last March.

As of the end of the period, we think the big question in investors' minds was whether or not the rally we saw at the end of 2001 would be sustainable. We would argue that massive government stimuli in the wake of September 11--including lower interest rates and increased federal spending--was in part responsible for the rally. We think government policy did a great job of averting what could have been a much harder shock to consumer spending, which accounts for two-thirds of the U.S. economy. Retail and automotive sales, in particular, were much better in the fourth quarter than anyone would have expected after September 11.

However, our view is that we may have borrowed from the future, in the sense that we haven't yet felt the full effect of rising unemployment and a slowing economy. So although we are cautiously optimistic about 2002, we think it will not be an easy year for the market. We think such an uncertain environment plays to our strength, which we believe is the quality of our in-house research. As of the end of the period, the portfolio was positioned in a number of areas that we feel have potential that is not yet recognized by the market.

For example, we believe VeriSign, our largest holding at year-end, provides a classic example of high market share in a rapidly-growing industry. According to our research, VeriSign is the dominant player in two areas: it rents domain names (such as "mfs.com") on the Internet, and it provides high-level security software for firms doing business on the Internet. The company has reported earnings growth in recent periods while most technology firms have reported losses, but its stock did not do well over 2001.

We think the market has undervalued Verisign because it doesn't fully understand the nature of the company's business. In our view, Verisign is different from a typical technology company in that both of its key products are basically licenses that pay continual income over time. We think the firm's earnings could continue to grow as its customer base expands.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11. We then saw most of our technology holdings perform well in the fourth-quarter 2001 rally, which appeared to favor technology stocks. Late in the period, we began to feel that expectation of strong future earnings had become priced into many of these stocks, and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. However, the portfolio continued to own a large weighting in U.S. natural gas producers. We think the market has mispriced these stocks, based on the belief that gas demand will remain low due to the recession.

Our research indicates otherwise. There was virtually no increase in supply in 2001, and we believe the supply of gas is constrained and falling at a time when industries and utilities are increasing their demand. Large users who switched to alternate fuels last winter when gas prices spiked have switched back to gas due to lower prices. We think these factors will lead to a rise in natural gas prices that may benefit the stocks of gas producers.

A short-term factor working against us, however, is that so far the winter of 2001--2002 has been one of the warmest in recent memory. We think that has temporarily held back the demand for gas, but we still believe overall demand will exceed supply. We would also argue that, in the wake of September 11, government energy policy will favor increased reliance on domestic as opposed to imported energy sources, and that may also help natural gas stocks over the long term.

Two new areas of opportunity we added to the portfolio were selected retailers and satellite television broadcasters. As mentioned earlier, we avoided most retail stocks because we are not confident that consumer spending can remain as strong as it has been, in the face of increased unemployment. However, we did invest in two retailers that we view as "second chance" opportunities: companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses.

CVS, a national drug store chain, saw its stock get crushed as a result of some mistakes that we think were short-term. We bought into the stock after its fall because we believe the firm is one of only two or three key players in its business. We think the company could benefit from a trend of consolidation in the drug store business, and from increased demand for prescription drugs by an aging population. Similarly, we bought stock in Kroger, a supermarket chain, when its earnings stumbled late in the year. Our research led us to have confidence in the company over the long term, and we feel that food sales may be less sensitive to a consumer downturn than most other areas of retail.

In the satellite television area, we own stock in the two main players in the industry: EchoStar Communications and DIRECTV. (The latter stock is actually General Motors Class H stock, the Hughes Electronics unit of GM.) As of the end of the period, EchoStar was trying to acquire DIRECTV; we felt the combination could represent a formidable competitor to the cable industry. In the event that the government fails to approve the merger or the acquisition fails for other reasons, we still believe EchoStar is an attractive, well-run company, and that DIRECTV may be a good acquisition for another firm.

Respectfully,

Mark Regan
David E. Sette-Ducati
Portfolio Managers
Massachusetts Financial Services Company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio
                                                    For the year ended 12/31/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   MFS Mid Cap Growth Portfolio, managed by
  Massachusetts Financial Services Company, vs. Russell Mid Cap Growth Index
                           Growth Based on $10,000+
                                    [CHART]

          Russell Mid     MFS Mid
          Cap Growth    Cap Growth
            -------       -------
 2/01       $10,000       $10,000
 3/01         7,729         7,950
 6/01         8,980         9,500
 9/01         6,483         6,570
12/01         8,238         8,340


Top Ten Holdings by Market Value
As of 12/31/01

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               VeriSign, Inc.                            9.35%
               -------------------------------------------------
               Apache Corp.                              4.91%
               -------------------------------------------------
               EchoStar Communications Corp.--Class A    4.38%
               -------------------------------------------------
               EOG Resources, Inc.                       4.27%
               -------------------------------------------------
               Cytyc Corp.                               4.03%
               -------------------------------------------------
               Noble Drilling Corp.                      3.36%
               -------------------------------------------------
               General Motors Corp.                      2.74%
               -------------------------------------------------
               Devon Energy Corp.                        2.67%
               -------------------------------------------------
               Citrix Systems, Inc.                      2.65%
               -------------------------------------------------
               Genzyme Corp.                             2.48%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01
                                    [CHART]

Technology      26.0%
Energy          20.5%
Non-Cyclical    20.7%
Communication   17.5%
Cyclical         2.9%
Financial        4.5%
Utility          0.2%
Industrial       5.4%
Basic Materials  2.3%

    ----------------------------------------------------------
                                          Cumulative Return/2/
                                            (for the period
                                            ended 12/31/01)
    ----------------------------------------------------------
                                          Since Inception/3/
    ----------------------------------------------------------
    MFS Mid Cap Growth Portfolio--Class A       -14.24%
--   Class B                                    -16.60%
     Class E                                     12.67%
    ----------------------------------------------------------
- - Russell Mid Cap Growth Index/1/             -17.62%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Mid Cap Growth Index is a market-capitalization-weighted total return index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell mid-cap companies are the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/ Inception of Class A shares is 5/1/01. Inception of Class B shares is 2/12/01. Inception of Class E shares is 10/31/01. Index return is based on an inception date of 2/12/01.

/4/The Russell 1000 Growth Index is an unmanaged index and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                    For the year ended 12/31/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------


For the period ended December 31, 2001, the Class B shares of the portfolio provided a total return of -15.14%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -19.39% over the period for the portfolio benchmark, the MSCI EAFE Index./1/

It was a difficult year for international equities as global economies were decelerating and reached recession levels. Economies, not just in the United States, but all around the world were decelerating and reached recession levels. This deceleration was largely the result of overcapacity in the technology and telecommunications sectors, following a period of above-average investments. These two sectors bore the brunt of the equity market downturn, and sharply underperformed the broader market indices as a result. This underperformance was compounded by the fact that both sectors had reached very high valuation levels at the onset of 2001.

While the year as a whole was difficult, it ended on a more positive note. Pre-September, we were experiencing a sustained and significant downturn, which was accelerated by the tragic events of September 11. Post-September, we started to see some hopes for recovery. The market rebounded in the last quarter of the year as investors appeared heartened by the continuing success of the war on terrorism and began to look past the economic sluggishness of 2001 to a stronger 2002. This caused the MSCI EAFE benchmark to rally 7% through the fourth quarter of 2001.

A significant reason that we have outperformed the indices in 2001 is because we were indeed quite defensive over the period. One defensive strategy that has helped the portfolio relative to the indices has been our increased investments in the health care and consumer staples sectors. We have been overweighted in the health care sector due to the anti-cyclical nature of most health care companies. We felt that these were defensive stocks with good earnings-growth potential and they did hold up well relative to our index. It was a similar story with our holdings in consumer staples where we found several names that offered visible, sustainable earnings at reasonable valuations.

The financial services sector, although the largest sector weighting in the portfolio, was underweighted relative to our benchmark. A big portion of this financial services underweighting was attributed to our decreased investment in the banking sector due to the sensitivity that commercial banks have to the economic environment. We were more positive on the insurance sector, and particularly reinsurance, which we felt would benefit from a shortage of underwriting capacity after the tragic events of September 11.

In the utilities and telecommunications sector, we were overweighted relative to our benchmark. This came primarily from several utility names, which we felt had solid earnings growth and were trading at attractive valuations. As the year went on, telecommunications stock prices became more attractive and we added to the sector. We felt that those companies had taken steps to decrease capital expenditures, therefore improving their cash flow and profitability.

In the technology sector, we were underweighted compared to our benchmark due to our concern over high valuations and eroding earnings momentum. As the year went on, we took advantage of sharply lower stock prices in the sector and increased our weighting. As a result, we benefited from the sharp rally of these stocks in the fourth quarter. Our technology strategy over the year proved successful and contributed significantly to our relative success against our benchmark index.

Our largest holding, Sanofi-Synthelabo, exemplifies our core strategy of remaining focused on finding high-quality franchises that we believe have the ability to consistently deliver strong earnings growth and that possess reasonable stock valuations. Sanofi-Synthelabo is a leading European pharmaceutical company which we believe has excellent products with strong earnings growth potential and is a company that the market has underestimated. We believe that as the profitability of their products becomes more apparent, and if earnings growth continues to increase, the market should consequently favor a higher valuation.

In terms of outlook for 2002, there is still a considerable amount of uncertainty surrounding the strength of the European and Asian economies. That said, conversations with companies' managements and their customers, and competitors in the industries that we follow all seem to point to a gradual economic recovery starting in the second half of the year. We also find that valuation levels on a variety of metrics are more compelling than they have been in a long time. As a result, we are optimistic about the prospects of our portfolio for the coming months. We will continue to build our portfolio by investing in companies with superior growth prospects at a reasonable price.

David A. Antonelli
Portfolio Manager
Massachusetts Financial Services Company

Top Ten Holdings by Market Value
As of 12/31/01

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.              3.78%
                  -------------------------------------------
                  Vodafone Group Plc                  3.73%
                  -------------------------------------------
                  Syngenta AG                         3.03%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc    2.72%
                  -------------------------------------------
                  TotalFinaElf S.A.                   2.53%
                  -------------------------------------------
                  Samsung Electronics Co., Ltd.       2.50%
                  -------------------------------------------
                  Danske Bank                         2.50%
                  -------------------------------------------
                  BP Plc                              2.45%
                  -------------------------------------------
                  Technip-Coflexip S.A.               2.27%
                  -------------------------------------------
                  Reed International Plc              2.25%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/01
                                    [CHART]

Canada           3.3%
Denmark          2.5%
France          12.5%
Germany          6.0%
Italy            2.5%
Japan           10.8%
Netherlands      8.3%
Other           10.3%
South Korea      4.7%
Spain            3.9%
Switzerland      8.6%
United Kingdom  26.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio
                                                    For the year ended 12/31/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               MFS Research International Portfolio, managed by
         Massachusetts Financial Services Company, vs MSCI EAFE Index
                           Growth Based on $10,000+

                                    [CHART]

            MSCI EAFE  MFS Research International
            ---------  --------------------------
2/12/2001    $10,000            $10,000
3/31/2001      8,955              8,830
6/30/2001      8,805              9,150
9/30/2001      7,545              8,040
12/31/2001     8,061              8,486


    -------------------------------------------------------------------
                                                  Cumulative Return/2/
                                                  (for the period ended
                                                        12/31/01)
    -------------------------------------------------------------------
                                                   Since Inception/3/
    -------------------------------------------------------------------
    MFS Research International Portfolio--Class A        -11.04%
--  Class B                                              -15.14%
    Class E                                                4.22%
    -------------------------------------------------------------------
- - MSCI EAFE Index/1/                                   -19.39%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policy holders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index) is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investments.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 5/1/01. Inception of Class B shares is 2/12/01. Inception of Class E shares is 10/31/01. Index return is based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                    For the year ended 12/31/01
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


Oppenheimer Capital Appreciation Portfolio provided a cumulative total return of -14.27% for the period from inception (February 12, 2001) through December 31, 2001. Since its inception, the Portfolio has underperformed its benchmark, the S&P 500 Index./1/

While we would, of course, always prefer to deliver positive returns to our investors, we remain committed to our disciplined, growth-at-a-reasonable-price investment strategy. This approach tends to struggle in momentum friendly markets and tends to outpace in difficult environments. For example, the technology rally that powered the market during the fourth quarter favored more aggressive, tech heavy portfolios. Our success in finding good investment opportunities among defensive stocks in companies we believed were likely to exhibit growth despite a slowing economic environment contributed positively to performance, which was also helped by our patience in taking advantage of attractive prices in cyclical stocks that were hurt by the economic slowdown. Our long-term focus should serve us well as we balance the portfolio between industry sectors likely to benefit from economic recovery and traditionally defensive sectors.

During the past year, the U.S. economy slipped into recession after nearly a decade of growth, driving down the prices of many stocks. While technology and telecommunications stocks led the downturn, almost every industry sector suffered losses. During most of 2001, investors turned to more defensive industries that appeared likely to continue growing despite the economic slowdown. However, during the summer and the last few months of 2001, growth-oriented stocks rebounded from their earlier lows as investors hunted for bargains in anticipation of renewed economic growth. Defensive stocks tended to suffer in this environment.

Our investment strategy remained consistently focused on seeking individual stocks that we believed offered good growth potential at a reasonable price. In early 2001, we emphasized companies with a track record of delivering moderate, but steady earnings, and with strong prospects of continuing to deliver consistent earnings in a slowing economy. Among financials, we achieved relatively strong results by investing in relatively safe, defensive entities, including government-sponsored agencies, such as Freddie Mac (Federal Home Loan Mortgage Corporation) and Fannie Mae (Federal National Mortgage Association). In consumer staples, we built a relatively large position in cable companies, such as Comcast Corp. Such companies exhibit both defensive and growth characteristics because cable subscription rates tend to remain relatively strong during weak economic times, while demand is growing for a new generation of digital communications products. In the health care area, we focused on companies with strong competitive positions in the medical device and pharmaceutical industries, such as Johnson & Johnson and Pfizer Inc.

During the first few months of 2001, we found few "cyclical" stocks that met our strict investment criteria. Cyclicals are companies that tend to perform especially well in strong economic environments, and relatively poorly in weak environments. The Portfolio's comparatively mild exposure to cyclicals in early 2001 contributed significantly to its good performance relative to its peers. However, in April, we began to find a growing number of attractive investment opportunities among cyclical companies that we believed offered excellent prospects for long-term growth while representing attractive values at prevailing prices. Accordingly, we gradually increased the Portfolio's exposure to cyclicals until it reached approximately the same levels represented in the S&P 500 Index./1/ Our most substantial cyclical investments were among technology software and hardware producers, such as Microsoft, and media and entertainment companies, such as AOL-Time Warner, Inc. While these holdings generally proved to be volatile performers--rising in April and May, declining throughout the summer, and rising again during the final few months of 2001--they helped the Portfolio's performance overall.

Looking ahead, we see more favorable prospects for growth in 2002. After a year of declining operating earnings and stock prices, falling interest rates have created a more favorable environment for economic growth, while the inventory and pricing problems that have hurt many technology and telecommunications companies are showing signs of easing. Still, the timing and strength of an economic recovery remains very much in doubt. Accordingly, we favor a balanced investment approach that includes stocks in industry sectors likely to benefit from economic recovery, such as technology and consumer cyclicals, as well as stocks in traditionally defensive sectors, such as consumer staples, beverages, health care and financials. At the same time, we remain rigorously committed to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Microsoft Corp.             3.09%
                      -----------------------------------
                      Comcast Corp.--Class A      3.00%
                      -----------------------------------
                      AOL Time Warner, Inc.       2.64%
                      -----------------------------------
                      Citigroup, Inc.             2.31%
                      -----------------------------------
                      Viacom, Inc.--Class B       2.18%
                      -----------------------------------
                      Nokia Oyj Corp. (ADR)       1.72%
                      -----------------------------------
                      Johnson & Johnson           1.49%
                      -----------------------------------
                      Pfizer, Inc.                1.37%
                      -----------------------------------
                      Anheuser-Busch Co., Inc.    1.35%
                      -----------------------------------
                      Exxon Mobil Corp.           1.32%
                      -----------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

Communication    24.6%
Industrial        4.4%
Cyclical          9.8%
Financial        13.4%
Non-Cyclical     20.7%
Basic Materials   1.0%
Technology        9.0%
Utilities         9.6%
Energy            7.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio
                                                    For the year ended 12/31/01
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                   OppenheimerFunds, Inc., vs. S&P 500 Index
                          Growth Based on $10,000/4/

                                    [CHART]

       Oppenheimer Capital
      Appreciation Portfolio  S&P 500 Index/1/
       -------------------    ----------------
2/01          $10,000             $10,000
3/01            8,740               8,737
6/01            9,350               9,248
9/01            7,750               7,890
12/01           8,573               8,734

          ----------------------------------------------------------------
                                                Cumulative Return/2/
                                           (for the period ended 12/31/01)
          ----------------------------------------------------------------
                                                 Since Inception/4/
          ----------------------------------------------------------------
      --  Oppenheimer Capital Appreciation
           Portfolio--Class B                          -14.27%

          ----------------------------------------------------------------
      - - S&P 500 Index/1/                              -6.36%/3/

          ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/The S&P 500 Index return is based on an inception date of 2/28/01.

/4/ Inception of Class B shares is 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change overtime time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                    For the year ended 12/31/01
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Major market trends affecting the portfolio's performance
Money market returns provided safety and stability in a volatile market environment. The Federal Reserve supplied a powerful tailwind, easing 11 times for a total of 475 basis points. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal Fed Funds rate to its lowest level in 40 years. The Fed action fueled a strong rally on the short end of the yield curve. Yields on high quality commercial paper fell amid continued economic weakness during the fourth quarter, providing positive price performance.

Other factors attributed to the portfolio's performance vs. the benchmark
The portfolio maintained an attractive rating by holding the highest quality short-term securities. Holdings remained very liquid, which helped to protect principal. Holdings of top quality commercial paper and short-term corporate and agency securities performed in line with Treasuries as yields on these securities fell.

Market/portfolio outlook
Monetary stimulus, stronger consumer income statements and the end of inventory de-stocking will produce a moderate rebound in the U.S. economy over the next year. The Fed will not tighten while unemployment is still rising and capacity utilization remains low. Inflation will be subdued amid excess capacity and lower energy prices; tame inflation and modest growth will result in a more range-bound interest rate environment.

We will seek to generate an attractive yield by using high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than Treasury bills. The portfolio will focus on top quality short-term issues while investing in liquid securities that provide principal protection for the portfolio. We will retain a modest allocation to short maturity corporate issues and floating rate notes to enhance portfolio yield; these securities pose minimal interest rate and credit risk.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company, LLC.
Top Ten Holdings by Market Value
as of 12/31/01

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         ForeningsSparbanken AB (Swedbank)                     3.77%
         -------------------------------------------------------------
         Nestle Capital Corp.                                  3.76%
         -------------------------------------------------------------
         Rabobank Nederland NV                                 3.76%
         -------------------------------------------------------------
         American Express Credit Corp.                         3.76%
         -------------------------------------------------------------
         Wisconsin Electric Power Co.                          3.76%
         -------------------------------------------------------------
         Gannett Co., Inc.                                     3.76%
         -------------------------------------------------------------
         General Electric Capital Corp.                        3.76%
         -------------------------------------------------------------
         National Rural Utilities Cooperative Finance Corp.    3.76%
         -------------------------------------------------------------
         Kraft Foods, Inc.                                     3.76%
         -------------------------------------------------------------
         Electricite De France                                 3.75%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                           PIMCO Money Market
                           -----------------------------
Commercial Paper                      80.9%
Corporate Notes                       11.5%
U.S. Government & Agency               3.0%
Repurchase Agreement                   4.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio
                                                    For the year ended 12/31/01
Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   PIMCO Money Market Portfolio, managed by
 Pacific Investment Management Company, LLC, vs. Salomon 3-Month Treasury Bill
                                     Index
                          Growth Based on $10,000/4/

                                    [CHART]



               Salomon 3 Month          PIMCO Money Market
             Treasury Bill Index        Portfolio Class B
                   -------                   -------
2/01               $10,000                   $10,000
3/01                10,068                    10,060
6/01                10,177                    10,157
9/01                10,269                    10,235
12/01               10,336                    10,285


    ----------------------------------------------------------------------
                                                Cumulative Return/2/
                                           (for the period ended 12/31/01)
    ----------------------------------------------------------------------
                                                 Since Inception/4/
    ----------------------------------------------------------------------
 -- PIMCO Money Market Portfolio--Class B               2.82%
    ----------------------------------------------------------------------
- - Salomon 3-Month Treasury Bill Index/1/              3.36%/3/
    ----------------------------------------------------------------------

/1/Salomon 3-Month Treasury Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/The Salomon 3-Month Treasury Bill Index return is based on an inception date of 2/28/01.

/4/Inception of Class B shares is 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                    For the year ended 12/31/01
Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the portfolio's performance
Fixed income assets were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve supplied a powerful tailwind, easing 11 times for a total of 475 basis points. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years. The Fed action fueled a strong rally on the short end of the yield curve. Two-year Treasury yields fell more than 200 basis points, closing at 3.0 percent, while the 10-year Treasury yield held firm, finishing the year at 5.05 percent, down seven basis points.

Other factors attributed to the portfolio's performance vs. the benchmark
The portfolio's duration was neutral for performance. A focus on shorter maturities, including the use of Eurodollar futures, for much of the year was strongly positive as these yields fell sharply in conjunction with 11 Federal Reserve rate cuts throughout the year. A corporate underweight was negative for performance as these securities performed well in the fourth quarter of 2001. A mortgage emphasis was positive as mortgages outperformed similar duration Treasuries during the year.

Market/portfolio outlook
The global economy will continue to rely on the U.S. as the main engine of growth in 2002. The U.S. economy will rebound from its current recession and then settle lower, producing average growth of a modest 2 to 2.5 percent.

Business and consumer risk taking, depressed by uncertainty after the terrorist attacks and the bursting of New Economy investment/consumption bubbles, will begin to revive and lead the upturn. Risk appetites will recover because:

   . Liquidity is abundant now that the Federal Reserve has pushed the real federal funds rate close to zero. The Fed will not tighten while the unemployment rate is still rising and capacity utilization remains relatively low;
   . Fiscal policy, while still in negotiation, will certainly be more stimulative than in the recent past;
   . Consumer income statements are stronger thanks to lower mortgage rates and cash takeouts, as well as sharply lower gasoline prices; and . Corporate profits have room to improve; record inventory destocking is poised to decelerate while trends in the ratio of prices received/prices paid are turning more favorable.

However, investors banking on a return to the exuberant growth of the late 1990s will be disappointed. Business investment (other than inventory restocking), a major driver of New Economy growth, will not contribute to recovery this time. Stuck with excess capacity, corporations will continue to limit capital expenditures, instead using free cash flow to dress up their debt-laden balance sheets. Corporate belt tightening will not be confined to capital budgets. Under pressure from shareholders to boost stock prices, management will use layoffs and/or wage cuts to bolster profits, especially in industries where pricing power remains weak. The resulting anxiety about employment and incomes will limit the resurgence in consumption.

Concerns that monetary stimulus and a pickup in growth will lead to more inflation are misplaced. Tame inflation and modest growth will result in less volatile financial markets and more range-bound interest rates.

William H. Gross
Portfolio Manager
Pacific Investment Management Company, LLC.

Top Ten Holdings by Market Value
As of 12/31/01

                                                               Percent of
Description                                                    Net Assets
-------------------------------------------------------------------------
Government National Mortgage Assoc. (8.00%,TBA)                   5.96%
-------------------------------------------------------------------------
Government National Mortgage Assoc. (7.00%,TBA)                   5.33%
-------------------------------------------------------------------------
Federal National Mortgage Assoc. (1.765%, 3/28/02)                4.92%
-------------------------------------------------------------------------
Federal National Mortgage Assoc. (5.25%, 6/15/06)                 4.84%
-------------------------------------------------------------------------
U.S. Treasury Bond (9.25%, 2/15/16)                               3.74%
-------------------------------------------------------------------------
Danske Corp.                                                      3.21%
-------------------------------------------------------------------------
U.S. Treasury Note                                                3.17%
-------------------------------------------------------------------------
U.S. Treasury Bond (8.5%, 2/15/20)                                3.14%
-------------------------------------------------------------------------
Federal National Mortgage Assoc. (6.00%, TBA)                     1.85%
-------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust (6.251%, 1/25/32)    1.73%
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/01

                                    [CHART]

U.S. Agencies                            38.9%
Asset Backed Securities                   3.9%
Collateralized Mortgage Obligations      14.8%
Foreign Government                        2.0%
Corporate Bonds & Debt Securities        15.8%
Commercial Paper                         12.8%
U.S. Treasuries                          11.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio
                                                    For the year ended 12/31/01
Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                   PIMCO Total Return Portfolio, managed by
Pacific Investment Management Company, LLC, vs. Lehman Brothers Aggregate Bond
                                     Index
                           Growth Based on $10,000+

                                    [CHART]

               Lehman Brothers
            Aggregate Bond Index  PIMCO Total Return
            --------------------  ------------------
2/00               $10,000             $10,000
3/01                10,115              10,100
6/01                10,172              10,110
9/01                10,641              10,640
12/01               10,646              10,669



    ------------------------------------------------------------
                                            Cumulative Return/2/
                                              (for the period
                                              ended 12/31/01)
    ------------------------------------------------------------
                                            Since Inception/4/
    ------------------------------------------------------------
    PIMCO Total Return Portfolio--Class A           6.68%
--  Class B                                         6.68%
    Class E                                        -1.81%
    ------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/      6.46%/3/
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/The Lehman Brothers Aggregate Bond Index return is based on an inception date of 2/28/01.

/4/Inception of Class A shares is 5/1/01. Inception of Class B shares is 2/12/01. Inception of Class E shares is 10/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                    For the year ended 12/31/01
Managed by PIMCO Equity Advisors

Letter to Policyholders

--------------------------------------------------------------------------------


Difficult period for tech sector--until fourth quarter
It was a difficult year for technology, characterized by great volatility. The decelerating economy resulted in a drastic reduction in tech spending, which hurt tech stocks. However, in the fourth quarter the tech sector rebounded and the PIMCO Innovation Portfolio experienced a dramatic turnaround, outperforming the NASDAQ Composite/1/ and its Lipper Average. While we do not expect the equity markets to be returning to late nineties form, this resurgence in technology remains an encouraging signal.

Tech in Doldrums Early in Year
After a January rally fueled by Fed rate cuts, the tech sector disappointed until April. However, tech experienced another strong rally in April and May. One area of strength for the portfolio during this period was local area networking. Companies such as Foundry and Extreme Networks performed exceptionally well and posted significant gains for the quarter. Another industry within technology that performed well was storage area networking, an area where fundamentals appear to have bottomed and started to recover. Certain Internet stocks also showed positive results. Ebay appears to be exceeding expectations and AOL Time Warner continued to benefit from merger synergies. Fiber optics and telecom chips continued to be an area of disappointment in the technology sector, as company after company came out with disappointing pre-announcements.

Third Quarter Proved Disappointing
Virtually every industry within technology performed poorly during the third quarter. One area that provided good relative performance was traditional telecom service providers such as AT&T and Worldcom, which were flat to modestly up due to their insulation from economic events and the financing pressure put on their upstart competition--which is less well funded--to complete their networks.

Fund Outperforms In The Fourth Quarter
Tech stocks experienced a strong rally in the fourth quarter, and the PIMCO Innovation Portfolio performed even better during this period. The Portfolio's fourth quarter strength was aided in part by the depletion of inventories, which neared twenty-year lows. As evidenced by the healthy performance of Portfolio holdings such as Cisco, the inventory drawdown mode appears to have ended. Personal computer makers such as Compaq and Dell also saw significant gains as a result of strong consumer electronics sales aided by a better-than-expected holiday sales season. Software stocks such as Siebel Systems and Microsoft also performed well, as investors became more optimistic about corporate software purchasing. After experiencing a downturn for much of last year, the chip sector experienced a surprising resurgence late in the year, which has continued into 2002. Benefiting from this turnaround was KLA-Tencor, which designs equipment that helps chip manufacturers cut costs and improve efficiency. In fact, nearly every sector of the tech marketplace saw gains of varying degrees over the fourth quarter and, by implementing prudent allocation across a wide variety of technology sectors, the Portfolio was able to benefit considerably.

We Believe Tech Will Continue To Show Strength
We still believe that technology will begin a recovery in advance of the overall economy and that a recovery could begin by the second quarter of 2002. We are optimistic that the gains we have seen in the fourth quarter could be the precursor of outperformance for the technology sector in the coming year.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

Top Ten Holdings by Market Value
As of 12/31/01

                                                            Percent of
Description                                                 Net Assets
----------------------------------------------------------------------
Siebel Systems, Inc.                                          3.62%
----------------------------------------------------------------------
Cisco Systems, Inc.                                           2.76%
----------------------------------------------------------------------
LSI Logic Corp.                                               2.66%
----------------------------------------------------------------------
Intel Corp.                                                   2.65%
----------------------------------------------------------------------
Sun Microsystems, Inc.                                        2.61%
----------------------------------------------------------------------
KLA-Tencor Corp.                                              2.61%
----------------------------------------------------------------------
Broadcom Corp.--Class A                                       2.58%
----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.                  2.58%
----------------------------------------------------------------------
Dell Computer Corp.                                           2.57%
----------------------------------------------------------------------
Check Point Software Technologies, Ltd.                       2.47%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

Communications  18.9%
Technology      51.1%
Industrial      27.6%
Non-Cyclical     0.7%
Cyclical         1.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio
                                                    For the year ended 12/31/01
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                    PIMCO Innovation Portfolio, managed by
                   PIMCO Equity Advisors' vs. S&P 500 Index
                           Growth Based on $10,000+

                                    [CHART]

        S&P 500    PIMCO Innovation
        -------    ----------------
 2/01   10,000          10,000
 3/01    9,367           7,070
 6/01    9,915           7,590
 9/01    8,459           4,210
12/01    9,364           6,160


    -------------------------------------------------------------------
                                             Cumulative Return/2/
                                        (for the period ended 12/31/01)
    -------------------------------------------------------------------
                                              Since Inception/5/
    -------------------------------------------------------------------
    PIMCO Innovation Portfolio--Class A             -23.33%
--  Class B                                         -38.40%
    Class E                                          17.75%
    -------------------------------------------------------------------
- - S&P 500 Index/3/                                 -6.36%/4/

    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

/2/"Cumlative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The S&P 500 Index return is based on an inception date of 2/28/01.

/5/Inception of Class A shares is 5/1/01. Inception of Class B shares is 2/12/01. Inception of Class E shares is 10/31/01.

Past performance does not guarantee future results. The investment return and principal value in the investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio
                                                    For the year ended 12/31/01
Managed by Putnam Investment Management, LLC.

Letter to Policyholders

--------------------------------------------------------------------------------



Performance
The Met/Putnam Research Portfolio underperformed the S&P 500 Index/1/ during the annual period ending December 31, 2001, falling 18.33% since an inception date of February 12, 2001, versus a decline of 6.36% for the S&P 500 for the same period.

The portfolio represents the strongest stock recommendations of Putnam's equity research team. The portfolio's strategy is founded on detailed, disciplined research that assesses the value of a stock relative to its price and determines the variables that can affect both. For the most part, the portfolio is sector- and style-neutral to the S&P 500, relying instead on a bottom-up stock selection process.

The portfolio underperformed the index largely due to stock selection in technology and communications services. Results were aided by stronger selection in conglomerates and utilities.

In technology, our growth-oriented holdings suffered most during the period, especially earlier in the year as the sector lagged amid weak demand. Our weakest results were largely in software (BEA Systems, Veritas, Parametric Technology); electronics (Applied Micro Circuits, Motorola); and computers (Compaq).

In communications services, Qwest Communications was a negative performer on investors' concerns about next year's earnings amid strong competition and falling prices. Our position in McLeodUSA, a provider of telephone and internet services, also hurt results earlier in the year as the company suffered from excess capacity.

In conglomerates, our overweight to Tyco International proved beneficial as the company's performance was helped by stable earnings segments in security systems and health-care products.

In utilities, avoiding Enron proved beneficial as the high-profile pipeline company filed for bankruptcy at the beginning of December.

Outlook: U.S. Equity Markets
We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Overall equity valuations, though less compelling than those of mid-September, remain attractive by our measures. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits. In addition, there is a huge reservoir of cash held by investors seeking alternatives to dismally low yields. These are all sound reasons for the broad market indices to move higher in the near to medium term. At the same time, bottom-up, company-by-company analysis will become increasingly vital to investment performance.

In the United States, equity markets are looking ahead to cyclical economic recovery based on improved business fundamentals. Measures of market volatility have returned to pre-crisis levels from the extreme heights recorded in mid-September. Cyclical sectors such as consumer cyclicals and technology have led the market rally while yields of U.S. Treasury obligations have moved higher across the yield curve, indicating that bond investors expect economic recovery by next year. Finally, yield spreads on credit (non-Treasury) debt versus Treasuries have tightened. Taken together, these developments suggest that economic fundamentals rather than risk aversion will be the dominant top-down influence on markets in the months ahead.

On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. Two key factors are pricing power and financial leverage. Pricing power is still lacking across most of corporate America, and we see little relief in sight in this era of very low inflation. But where pricing power exists, companies should benefit substantially from economic recovery. And companies with low levels of debt will be less vulnerable to bumps on the road to economic recovery.

Portfolio Strategy
Given our expectations for an economic recovery, we believe we are returning to a more normal market environment with clearer earnings trends--one in which our process has historically been more effective at identifying investment opportunities.

The portfolio's current positioning, while driven by our bottom-up process, includes overweights in conglomerates, broadcasting, and entertainment. Our underweights include retailers, communications equipment, and specialty chemicals. During the fourth quarter of 2001, we added new positions in technology (including Microsoft, Hewlett-Packard, and Adobe Systems) and in health care (HCA--The Healthcare Company of America) and sold some consumer staples (Safeway and CVS).

Putnam Global Equity Research Committee

Top Ten Holdings by Market Value
As of 12/31/01

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Citigroup, Inc.             4.04%
                      -----------------------------------
                      Tyco International, Ltd.    4.02%
                      -----------------------------------
                      General Electric Co.        3.86%
                      -----------------------------------
                      Exxon Mobil Corp.           3.36%
                      -----------------------------------
                      Johnson & Johnson           3.34%
                      -----------------------------------
                      Microsoft Corp.             3.19%
                      -----------------------------------
                      Medtronic, Inc.             2.82%
                      -----------------------------------
                      SBC Communications, Inc.    2.65%
                      -----------------------------------
                      SPDR Trust Series 1         2.58%
                      -----------------------------------
                      Philip Morris Co., Inc.     2.57%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio
                                                    For the year ended 12/31/01
Managed by Putnam Investment Management, LLC.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
          Putnam Global Equity Research Committee, vs. S&P 500 Index
                           Growth Based on $10,000+

                                     [CHART]

          Benchmark
           S&P 500       Fund
        -------------  -------
 2/01      $10,000     $10,000
 3/01        8,737       8,350
 6/01        9,248       9,000
 9/01        7,890       7,229
12/01        8,734       8,166


--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                     Met/Putnam Research Portfolio
                     -----------------------------
Cyclical                         7.5%
Non-Cyclical                    27.5%
Communication                   15.3%
Financial                       14.7%
Utility                         15.8%
Basic Materials                  3.2%
Energy                           7.4%
Technology                       8.6%


    ---------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 12/31/01)
    ---------------------------------------------------
                              Since Inception/4/
    ---------------------------------------------------
    Met/Putnam Research
    Portfolio--Class A                 7.32%
 -- Class B                          -18.33%
    ---------------------------------------------------
- - S&P 500 Index/1/               -6.36%/3/
    ---------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/ The S&P 500 Index return is based on an inception date of 2/28/01.

/4/Inception of Class A is 10/16/01. Inception of Class B is 2/12/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                    For the year ended 12/31/01
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



During the 4th quarter, the markets rebounded off of their lows on September 21st, 2001 with the Dow Jones Industrial Average (DJIA) hitting the 10,000 benchmark and the NASDAQ breaking the 2,000 mark. November was, in fact, the strongest month this year for the U.S. stock market with the S&P 500 Index up 7.67%, the Russell 2000 Index/1/ up 7.74%, and the NASDAQ Composite Index/4/ up 14.22%. Continuing its easing bias, the Federal Open Market Committee (FOMC) cut the fed funds rate an additional 1.25% during the quarter bringing the fed funds rate to 1.75%, the lowest rate in forty years.

In November, the National Bureau of Economic Research (NBER) officially declared that the U.S. economy entered into a recession in March. Historically, recessions last an average of eleven months, and if this holds true for the current recession, we should be nearing the end. In fact, there have been recent signs that the economy is stabilizing. Leading economic indicators continued to show signs of improvement throughout the quarter. U.S. consumer sentiment, as measured by the University of Michigan Index, has risen over the past two months, and corporate earnings outlooks are improving. The stock market, which has historically been a good forecaster of economic recovery, has also shown signs of resiliency.

Portfolio Overview
Since its inception of 10/9/01, the Met/AIM Small Cap Growth Portfolio performed strongly with a return of 18.90% versus 18.91% for the Russell 2000 Index. Good stock selection in the Consumer Discretionary, Information Technology, and Energy sectors were the largest positive contributors to the portfolio's performance. In addition, the portfolio had positive returns in seven out of the ten sectors in which it had exposure. Since inception, portfolio managers:

    1. Increased the portfolio's holdings in Financials, Health Care and Information Technology,
    2. Decreased the portfolio's weightings in the Consumer Discretionary and Telecommunication Services sectors,
    3. Maintained overweight positions in Energy, Health Care, and Information Technology sectors relative to the benchmark index, and
    4. Held underweight positions in the Financial and Industrial sectors relative to the benchmark index.

Outlook
While a few drags on the economy remain, e.g. extended consumer balance sheets, global concerns, and deflation risk, many leading economic indicators point to recovery ahead. In November, the Index of Leading Economic Indicators rose 0.5%, ahead of expectations. Falling initial jobless claims, surging stock prices, and gains made in the financial, housing, and consumer expectations components led to the second consecutive monthly increase in the index. Personal incomes, interest rates, and inflation have all held up relatively well and have kept the U.S. consumer in fairly good shape. This is positive for the economy, as consumer spending fuels two-thirds of the U.S. economy. In addition to a relatively healthy consumer, the stimulus from both aggressive fiscal and monetary policy and declining energy costs will set the stage for improving profitability in the year ahead.

Ryan E. Crane
Robert M. Kippes
Jay K. Rushin
Portfolio Managers
AIM Capital Management, Inc.
Top Ten Holdings by Market Value
As of 12/31/01

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Christopher & Banks Corp.               1.35%
                -----------------------------------------------
                Photon Dynamics, Inc.                   1.20%
                -----------------------------------------------
                LifePoint Hospitals, Inc.               0.98%
                -----------------------------------------------
                Polycom, Inc.                           0.94%
                -----------------------------------------------
                Varian, Inc.                            0.89%
                -----------------------------------------------
                Universal Compression Holdings, Inc.    0.81%
                -----------------------------------------------
                Genesis Microchip, Inc.                 0.78%
                -----------------------------------------------
                Panera Bread Co.--Class A               0.75%
                -----------------------------------------------
                P.F. Chang's China Bistro, Inc.         0.74%
                -----------------------------------------------
                FEI Co.                                 0.74%
                -----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                Met/AIM Small Cap Growth Portfolio
                ----------------------------------
Non-Cyclical                 35.0%
Technology                    9.9%
Cyclical                     13.1%
Communications               11.3%
Energy                        6.5%
Industrial                   19.8%
Financial                     3.7%
Basic Materials               0.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio
                                                    For the year ended 12/31/01
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
             AIM Capital Management, Inc., vs. Russell 2000 Index
                          Growth Based on $10,000/3/
                                    [CHART]


          Russell 2000        Fund
           ---------       ---------
10/01       $10,000         $10,000
12/01        11,891          11,890


    -----------------------------------------------------------------
                                                 Cumulative Return/2/
                                                   (for the period
                                                   ended 12/31/01)
    -----------------------------------------------------------------
                                                 Since Inception/3/
    -----------------------------------------------------------------
 -- Met/ AIM Small Cap Growth Portfolio--Class B        18.90%
    -----------------------------------------------------------------
- - Russell 2000 Index/1/                               18.91%

    -----------------------------------------------------------------

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class B shares is 10/9/01. Index return is based on an inception date of 10/9/01.

/4/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Equity Portfolio
                                                    For the year ended 12/31/01
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



The Federal Reserve made four rate cuts during the final quarter of 2001, bringing the Fed Funds rate to 1.75%, the lowest rate in forty years. And although the recession continues, the stock market showed tangible signs of recovery during the last quarter, with the NASDAQ breaking 2,000 and the Dow Jones Industrial Average (DJIA) climbing back up to the 10,000 mark. The quarter ended on a positive note with the S&P 500 Index/4/ rising 10.68%, the Russell 2000 Index/5/ rising 21.09% and the NASDAQ Composite Index/6/ rising 30.13%.

According to the National Bureau of Economic Research, the U.S. economy officially entered into recession in March 2001. In the past, recessions have lasted on average eleven months, which could mean we are nearing the end. Leading economic indicators continue to show signs of improvement, and the stock market, which has historically been a good forecaster of economic recovery, is showing signs of resilience. Moreover, with the surge in the money supply since September 11, a massive fiscal stimulus package, and unemployment claims coming down, the evidence for an economic recovery appears to be building faster than expected.

Portfolio Overview
Since inception, the Met/AIM Mid Cap Equity Portfolio posted a return of 10.26% compared to its benchmark, the Russell Mid Cap Index, which posted a return of 14.63%. Overweight positions and good stock selection in the Industrials, Materials, and Energy sectors were the primary positive contributors to the portfolio's relative performance. In addition, the fund posted positive returns in eight out of the nine sectors in which it had exposure. Since inception, portfolio managers have:

    1. Increased the portfolio's holdings in the Consumer Staples, Consumer Discretionary, and Financial sectors,
    2. Decreased the portfolio's weightings in the Health Care, Industrials, and Information Technology sectors,
    3. Held overweight positions in the Energy, Industrials and Material Sectors relative to the benchmark index, and
    4. Held underweight positions in the Financials, Information Technology and Telecommunication Services sectors relative to the benchmark index.

Outlook
Typically, stocks in the mid cap arena are niche players with a more domestic focus, and therefore have strong recovery prospects when markets rebound. The current outlook continues to be favorable as interest rates remain low and the economy begins to recover as tremendous fiscal and monetary stimulus has been injected into the economy. We expect U.S. GDP to be positive by the second half of 2002 and the market to advance in anticipation of this improving environment.

Paul J. Rasplicka
Robert A. Shelton
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

Top Ten Holdings by Market Value
As of 12/31/01

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     SPX Corp.                     2.11%
                     -------------------------------------
                     Ceridian Corp.                1.94%
                     -------------------------------------
                     Apogent Technologies, Inc.    1.94%
                     -------------------------------------
                     Quest Diagnostics, Inc.       1.74%
                     -------------------------------------
                     Convergys Corp.               1.74%
                     -------------------------------------
                     Odyssey Re Holdings Corp.     1.72%
                     -------------------------------------
                     Adolph Coors Co.--Class B     1.65%
                     -------------------------------------
                     Dover Corp.                   1.55%
                     -------------------------------------
                     Republic Services, Inc.       1.54%
                     -------------------------------------
                     Herman Miller, Inc.           1.51%
                     -------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/01

                                    [CHART]

                   Met/AIM Mid Cap Equity Portfolio
                   --------------------------------
Non-Cyclical                    35.0%
Industrial                      26.3%
Cyclical                        11.1%
Financial                       10.1%
Technology                       3.3%
Basic Materials                  4.9%
Energy                           4.5%
Utility                          2.5%
Communications                   2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Equity Portfolio
                                                    For the year ended 12/31/01
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Met/AIM Mid Cap Equity Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell Mid Cap Index
                          Growth Based on $10,000/3 /
                                    [CHART]

       Russell Mid      Met/AIM
       Cap Index/1/     Mid Cap
       -----------      -------
10/01    $10,000        $10,000
12/01     11,463         11,026



               --------------------------------------------------------------
                                                         Cumulative Return/2/
                                                           (For the period
                                                           ended 12/31/01)
               --------------------------------------------------------------
                                                         Since Inception/3/
               --------------------------------------------------------------
        --     Met/AIM Mid Cap Equity Portfolio--Class B        10.26%
               --------------------------------------------------------------
       - -     Russell Mid Cap Index/1/                         14.63%

               --------------------------------------------------------------

/1/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.0 billion; the median market capitalization was approximately $2.9 billion.The largest company in the index had an approximate market capitalization of $12 billion. The Index does not include fees or expenses and is not available for direct investment.
/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not not indicate future results.
/3/Inception of Class B shares is 10/9/01. Index return is based on an inception date of 10/9/01.
/4/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.
/5/ The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.
/6/ The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                    For the year ended 12/31/01
Managed by State Street Research & Management Company

Letter to Policyholders

--------------------------------------------------------------------------------



Investment Objective and Approach
Our objective is to produce investment returns substantially above those of the MSCI EAFE Index through bottom-up, fundamental stock research and security selection. We focus on identifying companies where our earnings estimates are above consensus, valuations are attractive, and price appreciation drivers are in place. We actively integrate risk management in our concentrated investment process and take a very patient and disciplined approach to trading. While country weights are a by-product of bottom-up security selection, we do pay attention to the relative weighting of significant benchmark constituent countries. The portfolio typically holds 25 to 35 securities and is fully invested.

International Equity Market Update
The MSCI EAFE Index/1/ rebounded in the fourth quarter, gaining 7.0% in U.S. dollar terms following a -14.0% decline in the third quarter. Finland and Sweden posted the best returns in Europe, while Hong Kong and Singapore performed strongly in the Pacific Basin. Japan lagged significantly, contributing to the United Kingdom becoming the largest component of the EAFE benchmark at year-end. Consumer Discretionary-led by the consumer durables & apparel and media industries--and Information Technology performed strongly in the fourth quarter, while the Utilities sector and pharmaceutical and biotechnology industries disappointed.

For the second consecutive year, the MSCI EAFE Index realized negative double-digit returns, as the benchmark declined -22.6% for the year. All of the benchmark constituents with the exception of Australia and New Zealand posted negative returns in 2001. None of the sectors or industries within the Index posted positive returns for the year. Energy and retail posted the best performance, both down -5% for the year. Local currency returns were dampened when translated to U.S. dollar returns, as a stronger U.S. dollar impaired U.S. dollar return comparisons for the fourth quarter and the year.

The MSCI Europe Index rose 10.0% in the fourth quarter, primarily on the strength of the Nordic countries, as the MSCI Nordic Index was up 27.7% in the period. Fourth quarter returns for the MSCI Germany, France and U.K. indices were 17.0%, 11.6% and 6.6% respectively in U.S. dollar terms. For the year, the MSCI Europe Index lost -19.9% as the core MSCI national indices of Germany, France, Switzerland and Italy declined between -21% and -26%. The year 2001 was one of the worst years on record for European stock markets as Telecom, Media and Technology (TMT) sold off dramatically. For the year, Germany's DAX was off -19.8%, France's CAC 40 was down -20%, and the U.K. FTSE returned -16.2%, its worst annual performance since its inception in 1983.

The MSCI Pacific Free Index fell -0.6% in U.S. dollar terms during the fourth quarter, significantly lagging the 19.9% return of the MSCI Pacific Free ex-Japan Index. Hong Kong and Singapore performed strongly, while Japan continues to confront significant challenges to economic and capital market recovery; unemployment is at a record 5.4%, manufacturing capacity is abundant, and the banking system must still deal with an increasing number of bankruptcies. For the year, Japan also impacted significantly on the region, as the Pacific Free ex-Japan Index (-9.9%) outperformed the Pacific Free Index by over 15 percentage points.

The MSCI Emerging Markets Index gained 26.6% in the fourth quarter, with regional returns ranging between 22.5% (Latin America) and 42.7% (Europe). For the year, the Index gained 7.6% in local currency terms--but was down -2.6% in U.S. dollars--as most emerging market currencies lost value relative to the U.S. dollar.

Performance Summary
Since its inception in October, the Concentrated International Portfolio has significantly outperformed the MSCI EAFE Index returning 9.7% versus the benchmark return of 3.8%. Several holdings across sectors in the portfolio posted strong gains, driving absolute returns and relative performance for the period.

Portfolio Review
Among consumer-oriented holdings, automobile airbag manufacturer Autoliv was one of the top performing holdings in the period. Shares in the firm appreciated as investors realized that concerns over slowing global auto sales that drove shareprice down in the previous quarter were overdone. Disappointing performance of Sekisui Chemical, down -8%, was compensated for by our investment in Phillips Electronics, up 53%. European retailers Marks & Spencer and Swatch provided good gains, while Japan-based Ryohin Keikaku and World lagged. Negative returns from food & drug retailers Boots and Familymart were countered by Tate and Lyle, the U.K. food products company which gained 19% in the period.

Our investment in Swedish bank Skandinaviska Enskilda Banken--which was up 30% versus 6% for the peer group--and avoidance of Mizuho and Sumitomo Mitsui in Japan--each down over -40%--contributed significantly to the portfolio's success this period. Another top contributor to performance for the period was U.K.-based industrial conglomerate Invensys. The stock appreciated over 90% as investors reacted favorably to speculation that the company may dispose of its industrial batteries and flow control business units and were less concerned about the firm's potential of breaching debt covenants. Our avoidance of underperforming benchmark constituents Novartis and GlaxoSmithKline in the pharmaceutical industry also aided relative results.

The portfolio enjoyed great success in technology and telecommunications-oriented investments since inception, boasting some of the top contributors for the period. The portfolio's large position in Nokia proved successful, as the stock benefited from better than expected third quarter results. Shares in Celestica rose considerably, as increased outsourcing demand benefited this Canadian holding. The portfolio's Japanese electronics names TDK and Murata Manufacturing and Norwegian telecom Telenor also aided results, as did our avoidance of Nippon Telephone--which was down over -30% in the period.

Exposure to the Energy sector dampened results, as oil & gas holdings CNOOC and BP posted negative returns. The portfolio's exposure to paper & forest products, however, was beneficial, as Canadian-based Domtar and Finland's Stora Enso posted strong returns. Domtar gained 38% on expectations of improved pricing for uncoated freesheet paper. Our position in the lagging Japanese chemicals firm Kaneka dampened results.

While the portfolio's country and sector exposures are primarily a result of the bottom-up stock selection process, the impact of these exposures on the portfolio can be meaningful. For the period, the portfolio benefited from overweights to top-performing Finland and Sweden and an underweight to the worst-performing Japanese market. Our exposure to Canada, a non-EAFE country, also proved additive. The portfolio's overweights to the three best performing sectors--Information Technology, Consumer Discretionary, and Materials--and underweights to the two weakest sectors--Utilities and Health Care helped returns.

Current Outlook and Portfolio Positioning
We expect the U.S. to lead the global economic recovery in the second half of 2002, followed about six months later by Europe. The European economic recovery will be discounted by different sectors of the equity markets as we progress through 2002. Japan's economic and stock market recovery hinges on whether the government can get the political support to resolve the banks' non-performing loan problem. Without further definitive progress on this issue, the stock market is likely to weaken further in the first half of 2002, due to negative sentiment from an acceleration of corporate bankruptcies and intensified selling of corporate cross-shareholdings. As we construct the portfolio from the bottom up, we favor select industrial, consumer, and technology and telecom-oriented names over consumer cyclical, defensive, and interest-sensitive stocks. We also look to reduce our exposure to Japanese stocks in favor of European names.

Based on our outlook for increased spending in technology and telecommunications, we initiated positions in Swiss telecom Swisscom and U.K. software company The Sage Group. During the quarter, we took profits in Celestica and Orange. We also eliminated several technology-oriented Japanese holdings, to add Advantest, Murata Manufacturing, TDK, and Tokyo Electronics. Among industrials, we favor early cyclicals and have added Volvo and Invensys to the portfolio. Among consumer-oriented names, we sold our holdings in Familymart and Ryohin Keikaku in Japan and Dutch brewer Heineken and initiated positions in Iceland Group, Swatch, and Tate & Lyle in Europe and World in Japan.

Eleanor H. Marsh
Portfolio Manager
State Street Research & Management Company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
State Street Research Concentrated International Portfolio
                                                    For the year ended 12/31/01
Managed by State Street Research & Management Company

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


    State Street Research Concentrated International Portfolio, managed by
        State Street Research & Management Company, vs MSCI EAFE Index
                          Growth Based on $10,000/3/
                                    [CHART]



                  MSCI        SSR Concentrated
                  EAFE       International Fund
                -------           -------
10/01           $10,000           $10,000
12/01            10,380            10,969


Top Ten Holdings by Market Value
As of 12/31/01

                                                        Percent
                                                        of Net
                 Description                            Assets
                 ----------------------------------------------
                 Nokia Oyj                               6.23%
                 ----------------------------------------------
                 Stora Enso Oyj--R Shares                4.91%
                 ----------------------------------------------
                 Autoliv, Inc.                           4.68%
                 ----------------------------------------------
                 Skandinaviska Enskilda Banken AB (SEB)  4.66%
                 ----------------------------------------------
                 Domtar, Inc.                            3.58%
                 ----------------------------------------------
                 Fortis                                  3.56%
                 ----------------------------------------------
                 BP Plc                                  3.52%
                 ----------------------------------------------
                 Invensys Plc                            3.23%
                 ----------------------------------------------
                 Norsk Hydro ASA                         3.21%
                 ----------------------------------------------
                 Swatch Group AG                         3.17%
                 ----------------------------------------------

    ------------------------------------------------------------------
                                            Cumulative Return/2/
                                       (for the period ended 12/31/01)
    ------------------------------------------------------------------
                                             Since Inception/3/
    ------------------------------------------------------------------
--  State Street Research Concentrated
    International Portfolio--Class B                9.69%
    ------------------------------------------------------------------
- - MSCI EAFE Index/1/                              3.80%
    ------------------------------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/01
                                    [CHART]

                          State Street Research
                        Concentrated International
                        --------------------------
United Kingdom                  28.6%
Sweden                          12.4%
Finland                         12.0%
Switzerland                      8.7%
Netherlands                      7.2%
Japan                            7.0%
Norway                           6.6%
Denmark                          5.5%
Canada                           3.9%
Other                            8.1%


/1/The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index) is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.
/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/3/Inception of Class B shares is 10/9/01. Index return is based on an inception date of 10/9/01.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

       -----------------------------------------------------------------
       Security                                                Value
       Description                                   Shares   (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 96.4%
       Advertising - 0.3%
       Getty Images, Inc.*..........................   4,825 $   110,878
       Key3Media Group, Inc.*.......................  15,350      81,816
       Obie Media Corp.*............................  14,100      38,775
                                                             -----------
                                                                 231,469
                                                             -----------
       Aerospace & Defense - 0.7%
       Alliant Techsystems, Inc.*...................   5,125     395,650
       DRS Technologies, Inc.*......................   3,150     112,298
                                                             -----------
                                                                 507,948
                                                             -----------
       Apparel Retailers - 0.8%
       AnnTaylor Stores Corp.*......................   8,925     312,375
       Hot Topic, Inc.*(a)..........................   8,575     269,169
                                                             -----------
                                                                 581,544
                                                             -----------
       Automotive - 2.6%
       American Axle & Manufacturing Holdings, Inc.*   5,924     126,655
       Federal Signal Corp.(a)......................  15,800     351,866
       Monaco Coach Corp.*(a).......................  16,625     363,589
       National R.V. Holdings, Inc.*................  22,975     225,155
       Navistar International Corp.(a)..............   6,150     242,925
       Oshkosh Truck Corp.(a).......................   8,800     429,000
       Superior Industries International, Inc.......   6,200     249,550
                                                             -----------
                                                               1,988,740
                                                             -----------
       Banking - 5.7%
       American Capital Strategies, Ltd.............  11,575     328,151
       Banner Corp..................................   9,299     157,246
       City National Corp.(a).......................  19,050     892,492
       Community Bank System, Inc...................   4,000     104,800
       Cullen/Frost Bankers, Inc....................   5,925     182,964
       Irwin Financial Corp.(a).....................  11,675     198,475
       Medallion Financial Corp.....................  34,800     274,920
       MicroFinancial, Inc..........................   7,300      74,825
       Net.B@nk, Inc.*(a)...........................  40,205     421,348
       Pacific Century Financial Corp...............  16,375     423,949
       R&G Financial Corp. - Class B................  13,400     229,676
       Silicon Valley Bancshares*(a)................   5,250     140,333
       Southwest Bancorp. of Texas, Inc.*...........   6,700     202,809
       Waypoint Financial Corp......................  14,600     220,168
       West Coast Bancorp...........................   5,425      75,516
       Westamerica Bancorp..........................   9,450     373,937
       Wintrust Financial Corp......................   2,875      87,889
                                                             -----------
                                                               4,389,498
                                                             -----------
       Beverages, Food & Tobacco - 0.9%
       Dean Foods Co.*(a)...........................   6,325     431,365
       Dreyer's Grand Ice Cream, Inc.(a)............   1,850      71,243
       Robert Mondavi Corp. (The) - Class A*(a).....   4,390     166,820
                                                             -----------
                                                                 669,428
                                                             -----------

       -----------------------------------------------------------------
       Security                                                Value
       Description                                   Shares   (Note 2)
       -----------------------------------------------------------------

       Building Materials - 2.2%
       Dal-Tile International, Inc.*................  23,025 $   535,331
       Elcor Corp...................................  16,300     452,977
       Encompass Services Corp.*....................  63,400     183,860
       Omnicare, Inc.(a)............................  22,300     554,824
                                                             -----------
                                                               1,726,992
                                                             -----------
       Chemicals - 3.2%
       Albemarle Corp.(a)...........................  19,400     465,600
       Cytec Industries, Inc.*......................  14,575     393,525
       Eden Bioscience Corp.*.......................   5,500      27,885
       Gentex Corp.*................................  11,950     319,424
       Millennium Chemicals, Inc....................   9,000     113,400
       Olin Corp....................................  21,475     346,606
       OM Group, Inc................................   6,875     455,056
       Wellman, Inc.................................  22,946     355,434
                                                             -----------
                                                               2,476,930
                                                             -----------
       Commercial Services - 6.5%
       Administaff, Inc.*(a)........................   7,725     211,742
       Advanced Marketing Services, Inc.............   4,950      90,338
       AMN Healthcare Services, Inc.*(a)............   9,950     272,630
       Core Laboratories N.V.*......................  15,950     223,619
       CuraGen Corp.*...............................   6,400     143,168
       DiamondCluster International, Inc. - Class A*  20,375     266,912
       Diversa Corp.*...............................   5,100      72,165
       Education Management Corp.*..................   4,015     145,544
       Isis Pharmaceuticals, Inc.*..................  14,900     330,631
       ITT Educational Services, Inc.*..............  12,700     468,249
       Maxygen, Inc.*...............................   6,400     112,448
       NDCHealth Corp...............................   5,450     188,297
       On Assignment, Inc.*.........................  38,375     881,474
       Plexus Corp.*(a).............................   6,625     175,960
       Stericycle, Inc.*............................   5,294     322,299
       Tier Technologies, Inc. - Class B*(a)........  13,668     294,682
       Trimeris, Inc.*(a)...........................   5,075     228,223
       Waste Connections, Inc.*.....................  10,300     319,197
       Weight Watchers Intl., Inc.*.................   9,325     315,371
                                                             -----------
                                                               5,062,949
                                                             -----------
       Communications - 2.0%
       Advanced Fibre Communications, Inc.*.........  18,850     333,079
       Alamosa Holdings, Inc.*......................  18,125     216,231
       Anaren Microwave, Inc.*......................   4,700      81,404
       CommScope, Inc.*.............................   5,950     126,557
       Corvis Corp.*(a).............................  23,500      75,905
       Crown Castle International Corp.*(a).........  19,075     203,721
       Enterasys Networks, Inc.*....................  20,650     182,753
       Foundry Networks, Inc.*(a)...................   7,350      59,903
       Polycom, Inc.*(a)............................   5,530     188,407
       SafeNet, Inc.*(a)............................   5,729     108,507
                                                             -----------
                                                               1,576,467
                                                             -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Computer Software & Processing - 7.4%
        Activision, Inc.*(a).......................   8,200 $   213,282
        Alliance Data Systems Corp.*...............  12,000     229,800
        Aspen Technology, Inc.*(a).................   5,300      89,040
        BAM! Entertainment, Inc.*..................   5,950      49,445
        Borland Software Corp.*(a).................  40,125     628,357
        Centillium Communications, Inc.*...........  16,550     130,083
        Eclipsys Corp.*(a).........................  10,550     176,713
        eFunds Corp.*..............................  12,675     174,281
        Espeed, Inc. - Class A*....................  40,200     332,856
        HNC Software, Inc..........................  17,842     367,545
        Innovative Solutions and Support, Inc.*....  14,000     108,780
        Micromuse, Inc.*...........................   4,700      70,500
        Netegrity, Inc.*(a)........................  17,075     330,572
        NetIQ Corp.*(a)............................  11,925     420,475
        Precise Software Solutions, Ltd.*(a).......  20,863     431,030
        Quovadx, Inc.*.............................  17,018     155,715
        Retek, Inc.*(a)............................  13,150     392,790
        Simplex Solutions, Inc.*(a)................   6,175     102,196
        SmartForce Plc (ADR)*(a)...................   9,475     234,506
        SonicWALL, Inc.*(a)........................  23,675     460,242
        Source Information Management Co. (The)*(a)  32,400     172,692
        THQ, Inc.*.................................   3,359     162,811
        Tumbleweed Communications Corp.*...........  18,100     107,514
        Witness Systems, Inc.*.....................  18,000     239,760
                                                            -----------
                                                              5,780,985
                                                            -----------
        Computers & Information - 0.4%
        MCSi, Inc.*(a).............................   3,375      79,144
        Mercury Computer Systems, Inc.*............   5,116     200,087
        SanDisk Corp.*(a)..........................   2,250      32,400
                                                            -----------
                                                                311,631
                                                            -----------
        Containers & Packaging - 0.5%
        Pactiv Corp.*..............................  23,750     421,563
                                                            -----------
        Cosmetics & Personal Care - 0.8%
        Alberto Culver Co. - Class B(a)............  14,575     652,085
                                                            -----------
        Electric Utilities - 2.6%
        ALLETE, Inc................................  11,275     284,130
        Cleco Corp.................................  43,675     959,540
        CMS Energy Corp.(a)........................  33,175     797,195
                                                            -----------
                                                              2,040,865
                                                            -----------
        Electrical Equipment - 0.6%
        Capstone Turbine Corp.*....................  45,300     245,073
        Mykrolis Corp.*............................   8,100     129,600
        REMEC, Inc.*(a)............................  11,125     111,139
                                                            -----------
                                                                485,812
                                                            -----------
        Electronics - 4.1%
        ANADIGICS, Inc.*(a)........................  14,000     213,500
        ATMI, Inc.*(a).............................   6,800     162,180
        AXT, Inc...................................   9,500     137,085

          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Electronics - continued
          DDi Corp.*..............................  21,125 $   207,870
          Exar Corp.*.............................  18,025     375,821
          hi/fn, Inc.*............................  16,300     235,861
          Integrated Circuit Systems, Inc.*(a)....   6,375     144,011
          Kopin Corp.*............................  18,034     252,476
          LTX Corp.*..............................   5,400     113,076
          Oak Technology, Inc.*(a)................   6,250      85,938
          Photronics, Inc.*(a)....................  12,125     380,119
          Power-One, Inc.*(a).....................  31,825     331,298
          Silicon Image, Inc.*....................  16,300      61,288
          Silicon Storage Technology, Inc.*.......   5,300      51,092
          Stratos Lightwave, Inc.*................  39,600     243,540
          TriQuint Semiconductor, Inc.*(a)........  11,700     143,442
          Veeco Industries, Inc.*(a)..............   2,125      76,606
                                                           -----------
                                                             3,215,203
                                                           -----------
          Entertainment & Leisure - 2.8%
          Bally Total Fitness Holdings Corp.*(a)..   7,646     164,848
          Concord Camera Corp.*...................  23,500     186,120
          JAKKS Pacific, Inc.*(a).................  20,850     395,107
          Penn National Gaming, Inc.*(a)..........  20,875     633,347
          Six Flags, Inc.*(a).....................  24,275     373,350
          WMS Industries, Inc.*...................  20,375     407,500
                                                           -----------
                                                             2,160,272
                                                           -----------
          Financial Services - 3.4%
          Allied Capital Corp.....................  22,000     572,000
          American Home Mortgage Holdings, Inc.(a)  16,300     197,230
          Ameritrade Holding Corp. - Class A*.....  74,175     439,116
          Annaly Mortgage Management, Inc.........  15,450     247,200
          Doral Financial Corp....................  13,400     418,214
          Gladstone Capital Corp..................   9,175     169,737
          New Century Financial Corp.*(a).........   6,175      83,548
          Ocwen Financial Corp.*..................  58,175     493,324
                                                           -----------
                                                             2,620,369
                                                           -----------
          Forest Products & Paper - 2.0%
          Aracruz Celulose S.A. (ADR)(a)..........  17,900     325,422
          Buckeye Technologies, Inc.*(a)..........  38,725     445,337
          Caraustar Industries, Inc...............  46,400     321,552
          Domtar, Inc. (Canada)(a)................     900       9,072
          Universal Forest Products, Inc..........  21,100     441,623
                                                           -----------
                                                             1,543,006
                                                           -----------
          Health Care Providers - 1.4%
          Accredo Health, Inc.*...................   6,525     259,042
          LifePoint Hospitals, Inc.*..............   9,000     306,360
          RehabCare Group, Inc.*(a)...............   2,400      71,040
          Triad Hospitals, Inc.*(a)...............  14,300     419,705
                                                           -----------
                                                             1,056,147
                                                           -----------
          Heavy Machinery - 4.6%
          Applied Industrial Technologies, Inc....  19,750     368,338

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -------------------------------------------------------------

         Heavy Machinery - continued
         Asyst Technologies, Inc.*(a).............  21,750 $   277,530
         Flowserve Corp.*(a)......................  24,850     661,258
         FMC Technologies, Inc.*(a)...............   4,010      65,965
         IDEX Corp.(a)............................  15,625     539,062
         McDermott International, Inc.*...........  61,725     757,366
         Optimal Robotics Corp. - Class A*(a).....   7,025     249,036
         PRI Automation, Inc.*(a).................   6,205     126,892
         W-H Energy Services, Inc.*...............   7,775     148,114
         WD-40 Co.................................  15,100     402,415
                                                           -----------
                                                             3,595,976
                                                           -----------
         Home Construction, Furnishings & Appliances - 0.7%
         Herman Miller, Inc.......................   5,600     132,496
         York International Corp.(a)..............  11,775     448,981
                                                           -----------
                                                               581,477
                                                           -----------
         Household Products - 0.5%
         Furniture Brands International, Inc.*....  11,025     353,021
         GenTek Inc...............................  40,820      69,802
                                                           -----------
                                                               422,823
                                                           -----------
         Industrial - Diversified - 1.2%
         Symyx Technologies, Inc.*................  17,600     373,824
         Valmont Industries, Inc..................  40,800     589,968
                                                           -----------
                                                               963,792
                                                           -----------
         Insurance - 4.3%
         First American Corp......................   2,875      53,878
         HCC Insurance Holdings, Inc.(a)..........  11,925     328,534
         Hooper Holmes, Inc.......................  65,500     586,225
         Protective Life Corp.....................  23,600     682,748
         StanCorp Financial Group, Inc............  17,525     828,056
         W.R. Berkley Corp........................  16,125     865,912
                                                           -----------
                                                             3,345,353
                                                           -----------
         Lodging - 0.6%
         Station Casinos, Inc.*(a)................  38,680     432,829
                                                           -----------
         Media - Broadcasting & Publishing - 2.4%
         Cablevision Systems Corp. - Rainbow Media
           Group*(a)..............................  13,625     336,537
         Crown Media Holdings, Inc. - Class A*....  10,900     123,061
         Hearst Argyle Television, Inc.*..........  23,050     496,958
         Information Holdings, Inc.*(a)...........   7,250     205,248
         Insight Communications Co., Inc.*(a).....  28,875     697,620
                                                           -----------
                                                             1,859,424
                                                           -----------
         Medical Supplies - 6.0%
         August Technology Corp.*.................  18,200     200,928
         BioSphere Medical, Inc.*.................  11,475     129,323
         Bruker Daltonics, Inc.*(a)...............   7,700     125,895
         Coherent, Inc.*..........................  17,425     538,781
         Cyberonics, Inc.*........................  11,400     302,442
         Enzon, Inc.*.............................   2,700     151,956
         Hologic, Inc.*...........................   7,000      65,030

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Medical Supplies - continued
          i-STAT Corp.*(a).......................  24,000 $   189,360
          Integra LifeSciences Holdings*.........   5,750     151,455
          Meade Instruments Corp.*...............  28,000     100,240
          Mettler-Toledo International, Inc.*....   6,400     331,840
          Millipore Corp.........................   5,450     330,815
          Priority Healthcare Corp. - Class B*...  14,425     507,616
          Roper Industries, Inc.(a)..............  12,000     594,000
          STAAR Surgical Co.*....................  21,500      82,775
          Techne Corp.*..........................   3,975     146,479
          Therma-Wave, Inc.*.....................   7,800     116,376
          Transgenomic, Inc.*(a).................  10,400     114,400
          Unilab Corp.*..........................  17,631     442,538
                                                          -----------
                                                            4,622,249
                                                          -----------
          Metals - 1.4%
          Mueller Industries, Inc.*..............  19,125     635,906
          Reliance Steel & Aluminum Co...........  18,025     473,156
                                                          -----------
                                                            1,109,062
                                                          -----------
          Miscellaneous - 0.1%
          Armor Holdings, Inc.*..................   3,225      87,043
                                                          -----------
          Oil & Gas - 3.7%
          Abraxas Petroleum Corp.*............... 102,000     134,640
          Atmos Energy Corp......................  33,800     718,250
          Chesapeake Energy Corp.*(a)............  27,825     183,923
          Energen Corp...........................   2,925      72,101
          Global Industries, Ltd.*...............  16,700     148,630
          Gulf Island Fabrication, Inc.*.........  10,650     133,232
          Spinnaker Exploration Co.*.............  21,450     882,882
          Stone Energy Corp.*....................   6,950     274,525
          Western Gas Resources, Inc.............   2,475      79,992
          Westport Resources Corp.*..............  12,325     213,839
                                                          -----------
                                                            2,842,014
                                                          -----------
          Pharmaceuticals - 4.7%
          Abgenix, Inc.*.........................   5,450     183,338
          Adolor Corp.*..........................   6,100     109,495
          Amylin Pharmaceuticals, Inc.*..........   9,900      90,486
          Charles River Laboratories Intl., Inc.*  24,700     826,956
          ImmunoGen, Inc.*.......................   6,800     112,744
          InterMune, Inc.*.......................   2,175     107,141
          La Jolla Pharmaceutical Co.*...........  21,500     192,210
          Ligand Pharmaceuticals, In - Class B*..  27,150     485,985
          Medarex, Inc.*(a)......................   7,450     133,802
          Neurocrine Biosciences, Inc.*(a).......  17,025     873,553
          OSI Pharmaceuticals, Inc.*(a)..........   4,300     196,682
          Taro Pharmaceutical Industries, Ltd.
            (Israel)*(a).........................   3,250     129,837
          Xoma, Ltd.*............................  25,034     246,585
                                                          -----------
                                                            3,688,814
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Real Estate - 5.9%
       America First Mortgage Investments, Inc. (REIT)  8,075 $    70,656
       Anworth Mortgage Asset Corp. (REIT)............  5,300      48,230
       CarrAmerica Realty Corp. (REIT)(a).............  4,500     135,450
       Centerpoint Properties Corp. (REIT)............ 12,507     622,849
       Chelsea Property Group, Inc. (REIT)............  2,700     132,570
       Cousins Properties, Inc. (REIT)................ 23,014     560,621
       FBR Asset Investment Corp. (REIT)..............  9,240     259,644
       General Growth Properties, Inc. (REIT)(a)...... 13,005     504,594
       Highwoods Properties, Inc. (REIT)..............  5,200     134,940
       Home Properties of New York, Inc. (REIT).......  4,200     132,720
       Mission West Properties, Inc. (REIT)........... 17,910     227,815
       Post Properties, Inc. (REIT)...................  3,700     131,387
       Prentiss Properties Trust (REIT)............... 18,903     518,887
       United Dominion Reality Trust, Inc. (REIT)..... 25,610     368,784
       Ventas, Inc. (REIT)............................ 26,839     308,649
       Weingarten Reality Investors (REIT)............  9,302     446,496
                                                              -----------
                                                                4,604,292
                                                              -----------
       Restaurants - 1.7%
       AFC Enterprises, Inc.*......................... 29,050     824,729
       CEC Entertainment, Inc.*....................... 10,550     457,765
                                                              -----------
                                                                1,282,494
                                                              -----------
       Retailers - 2.4%
       1-800-FLOWERS.COM, Inc.*....................... 14,475     225,810
       Alloy Online, Inc.*(a)......................... 14,200     305,726
       Cost Plus, Inc.*(a)............................ 14,350     380,275
       Duane Reade, Inc.*(a)..........................  9,900     300,465
       Linens ' n Things, Inc.*.......................  6,375     162,562
       Pier 1 Imports, Inc............................  3,475      60,257
       School Specialty, Inc.*........................ 17,600     402,688
                                                              -----------
                                                                1,837,783
                                                              -----------
       Telephone Systems - 0.5%
       Boston Communications Group, Inc.*............. 22,075     250,551
       ITXC Corp.*(a)................................. 22,400     161,056
                                                              -----------
                                                                  411,607
                                                              -----------
       Textiles, Clothing & Fabrics - 2.2%
       Coach, Inc.*...................................  8,450     329,381
       Genesco, Inc.*(a).............................. 17,700     367,452
       Mohawk Industries, Inc.*(a)....................  6,550     359,464
       Reebok International, Ltd.*....................  2,775      73,538
       Skechers U.S.A., Inc - Class A*(a)............. 14,600     213,452
       Tommy Hilfiger Corp.*.......................... 10,475     144,031
       Vans, Inc.*.................................... 17,575     223,905
                                                              -----------
                                                                1,711,223
                                                              -----------

     ---------------------------------------------------------------------
     Security                                                   Value
     Description                                   Shares      (Note 2)
     ---------------------------------------------------------------------

     Transportation - 2.6%
     Arkansas Best Corp.*.......................       5,075 $    146,262
     Forward Air Corp.*(a)......................       9,600      325,632
     GATX Corp.(a)..............................      25,800      839,016
     Werner Enterprises, Inc....................      22,775      553,432
     Willis Lease Finance Corp.*................      35,900      166,580
                                                             ------------
                                                                2,030,922
                                                             ------------
     Total Common Stocks (Cost $75,759,095)                    74,929,080
                                                             ------------
                                                             ------------
     ---------------------------------------------------------------------
                                                 Par/Shares
                                                   Amount
     ---------------------------------------------------------------------

     Short-Term Investments - 28.4%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/01 at 0.50% to
       be repurchased at $2,377,066 on
       1/02/02 collateralized by $2,425,000
       FFCB 2.95% due 06/27/03 with a value of
       $2,428,031............................... $ 2,377,000    2,377,000
     State Street Navigator Securities Lending
       Portfolio(b).............................  19,649,803   19,649,803
                                                             ------------
     Total Short-Term Investments
     (Cost $22,026,803)                                        22,026,803
                                                             ------------

     TOTAL INVESTMENTS - 124.8%
     (Cost $97,785,898)                                        96,955,883

     Other Assets and Liabilities (net) - (24.8%)             (19,265,487)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 77,690,396
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FFCB - Federal Farm Credit Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Domestic Bonds & Debt Securities - 94.0%
        Agricultural Machinery - 0.1%
        Lockheed Martin Corp. 8.500%, due
          12/01/29(d).......................... $   100,000 $    119,741
                                                            ------------
        Asset Backed Securities - 7.2%
        AmeriCredit Auto Receivable Trust
          1999-B A4 5.960%, due 03/12/06(d)....   2,500,000    2,567,341
        Citibank Credit Card Master Trust
         5.500%, due 02/15/06(d)...............     360,000      372,995
         6.150%, due 03/10/11(d)...............   1,230,000    1,241,921
        Daimler Chrysler Auto Trust
         6.810%, due 07/06/03(a)(d)............     903,562      911,770
         6.160%, due 01/08/06(d)...............   3,000,000    3,147,646
        Fleet Credit Card Master Trust 7.020%,
          due 02/15/08(d)......................     340,000      365,151
        MBNA Master Credit Card Trust 6.900%,
          due 01/15/08(d)......................      60,000       64,235
        Peco Energy Transition Trust 5.800%,
          due 03/01/07(d)......................     500,000      522,923
        UBS PFD Funding Trust 8.622%, due
          10/29/49(d)..........................     410,000      457,065
                                                            ------------
                                                               9,651,047
                                                            ------------
        Automotive - 2.2%
        Daimler Chrysler North America Holdings
          8.500%, due 01/18/31(d)..............     210,000      224,806
        Ford Motor Co. 7.450%, due
          07/16/31(d)..........................     140,000      128,627
        Ford Motor Credit Co.
         7.875%, due 06/15/10(d)...............   1,250,000    1,269,631
         7.375%, due 02/01/11(d)...............     315,000      310,103
        General Motors Corp.
         7.200%, due 01/15/11(d)...............     605,000      607,115
         6.875%, due 09/15/11(d)...............     340,000      333,630
                                                            ------------
                                                               2,873,912
                                                            ------------
        Banking - 4.8%
        Abbey National Capital Trust I 8.963%,
          due 06/30/02(d)......................     195,000      220,980
        Bank of America Corp. 7.400%, due
          01/15/11(a)(d).......................     535,000      574,588
        Bank One Capital III 8.750%, due
          09/01/30(d)..........................     195,000      216,258
        Bank One Corp. 7.875%, due
          08/01/10(d)..........................      40,000       44,114
        BNP Paribas Capital Trust 9.003%, due
          06/30/02 (144A)(b)(d)................     160,000      180,469
        Dresdner Funding Trust I 8.151%, due
          06/30/31 (144A)(b)(d)................     140,000      149,825
        First Union National Bank 7.800%, due
          08/18/10(d)..........................     540,000      593,805
        Fleet Boston Corp. 7.375%, due
          12/01/09(a)(d).......................     125,000      133,490

        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Banking - continued
        Fleet Capital Ltd. 7.920%, due
          12/11/26(d).......................... $   225,000 $    223,241
        Household Finance Corp. 6.750%, due
          05/15/11(d)..........................     395,000      393,443
        HSBC Cap Funding LP 9.547%, due
          06/30/10 (144A)(b)(d)................     420,000      486,953
        ING Capital Funding Trust III 8.439%,
          due 12/29/49(d)......................     450,000      491,969
        NiSource Finance Corp. 7.875%, due
          11/15/10(d)..........................     150,000      155,485
        Qwest Capital Funding, Inc. 7.250%, due
          02/15/11 (A)(a)(d)...................     430,000      419,709
        Suntrust Bank 6.375%, due
          04/01/11(d)..........................     205,000      208,517
        Wachovia Corp. 6.700%, due
          06/21/04(d)..........................   1,500,000    1,586,110
        Washington Mutual Bank FA 6.875%, due
          06/15/11(d)..........................     165,000      169,605
        Wells Fargo Bank NA 6.450%, due
          02/01/11(d)..........................     140,000      143,192
                                                            ------------
                                                               6,391,753
                                                            ------------
        Beverages, Food & Tobacco - 0.7%
        Kellogg Co. 6.600%, due 04/01/11
          (144A)(b)(d).........................     730,000      751,550
        Smithfield Foods, Inc. 7.625%, due
          02/15/08(d)..........................     175,000      172,375
                                                            ------------
                                                                 923,925
                                                            ------------
        Chemicals - 0.2%
        Lyondell Chemical Co. 9.875%, due
          05/01/07(d)..........................     235,000      236,762
        Rohm & Haas Co. 7.850%, due
          07/15/29(d)..........................      85,000       94,952
                                                            ------------
                                                                 331,714
                                                            ------------
        Collateralized Mortgage Obligations - 8.7%
        Banc of America Commercial Mortgage,
          Inc. 7.109%, due 11/15/08(d).........     195,196      207,193
        Credit Suisse First Boston Mortgage
          Securities Corp.
         5.435%, due 09/15/34(d)...............   2,800,000    2,651,175
         6.380%, due 12/16/35(d)...............     175,000      177,147
         7.290%, due 09/15/41(d)...............   3,070,000    3,285,881
         7.545%, due 04/14/62(d)...............   2,000,000    2,167,444
        First Union-Lehman Brothers Commercial
          Mortgage Trust 6.600%, due
          11/18/29(d)..........................     240,000      251,475
        Morgan Stanley Dean Witter Capital I
          6.390%, due 10/15/35(d)..............   2,800,000    2,831,063
                                                            ------------
                                                              11,571,378
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                  Par         Value
        Description                              Amount      (Note 2)
        ---------------------------------------------------------------

        Commercial Services - 0.1%
        Iron Mountain, Inc. 8.625%, due
          04/01/13(d)......................... $   120,000 $    125,400
                                                           ------------
        Communications - 1.2%
        American Tower Corp. 9.375%, due
          02/01/09(a)(d)......................     125,000      101,250
        Cingular Wireless 6.500%, due 12/15/11
          (144A)(b)(d)........................     285,000      289,275
        McLeodUSA, Inc. 11.375%, due
          01/01/09(a)(d)......................      80,000       18,400
        Nextel Communications, Inc.
         9.375%, due 11/15/09(a)(d)...........     250,000      198,125
         9.500%, due 02/01/11(d)..............     145,000      113,462
        Tele-Communications TCI Group
          7.875%, due 02/15/26(d).............     510,000      528,428
        Time Warner Telecom, Inc. 10.125%,
          due 02/01/11(a)(d)..................     105,000       84,788
        WorldCom, Inc. - WorldCom Group
          8.250%, due 05/15/31(d).............     275,000      291,521
                                                           ------------
                                                              1,625,249
                                                           ------------
        Electric Services - 0.4%
        Dominion Resources, Inc. 7.625%, due
          07/15/05(d).........................     480,000      512,155
                                                           ------------
        Electric Utilities - 0.7%
        Calpine Corp.
         8.625%, due 08/15/10(a)(d)...........     125,000      113,717
         8.500%, due 02/15/11(d)..............      90,000       82,022
        CMS Energy Corp.
         7.500%, due 01/15/09(d)..............      85,000       83,336
         8.500%, due 04/15/11(d)..............     150,000      150,139
        FirstEnergy Corp., Series B 6.450%,
          due 11/15/11(d).....................     230,000      224,805
        Xcel Energy, Inc. 7.000%, due
          12/01/10(d).........................     275,000      278,214
                                                           ------------
                                                                932,233
                                                           ------------
        Environmental Controls - 0.2%
        Allied Waste North America, Inc.
          10.000%, due 08/01/09(a)(d).........     235,000      243,225
                                                           ------------
        Food Retailers - 1.1%
        Ahold Finance USA, Inc. 6.875%, due
          05/01/29(d).........................      40,000       38,573
        Albertson's, Inc. 7.500%, due
          02/15/11(d).........................      80,000       85,898
        ConAgra Foods, Inc. 6.750%, due
          09/15/11(d).........................      60,000       61,407
        Delhaize America, Inc. 9.000%, due
          04/15/31 (144A)(b)(d)...............      40,000       48,086
        Great Atlantic & Pacific Tea Co., Inc.
          (The) 9.125%, due 12/15/11(d).......     115,000      115,862
        Kroger Co. 7.250%, due 06/01/09(d)....     275,000      292,007

         -------------------------------------------------------------
         Security                                Par         Value
         Description                            Amount      (Note 2)
         -------------------------------------------------------------

         Food Retailers - continued
         Safeway, Inc. 6.500%, due
           03/01/11(d)....................... $   600,000 $    612,832
         Winn-Dixie Stores, Inc. 8.875%, due
           04/01/08(d).......................     200,000      192,000
                                                          ------------
                                                             1,446,665
                                                          ------------
         Forest Products & Paper - 0.1%
         International Paper Co. 6.750%, due
           09/01/11(d).......................     110,000      111,426
         Stone Container Corp. 9.750%, due
           02/01/11(d).......................      40,000       42,700
         Westvaco Corp. 8.200%, due
           01/15/30(d).......................      20,000       21,273
                                                          ------------
                                                               175,399
                                                          ------------
         Health Care Providers - 0.2%
         HCA - The Healthcare Co. 7.875%, due
           02/01/11(d).......................     185,000      189,625
         Tenet Healthcare Corp. 6.375%, due
           12/01/11 (144A)(b)(d).............      80,000       77,511
                                                          ------------
                                                               267,136
                                                          ------------
         Insurance - 0.0%
         Nationwide Financial Services, Inc.
          6.250%, due 11/15/11(d)............      55,000       53,021
                                                          ------------
         Lodging - 0.4%
         Felcor Lodging LP 9.500%, due
           09/15/08(d).......................     190,000      191,425
         MGM Mirage, Inc.
          8.500%, due 09/15/10(a)(d).........     235,000      240,528
          8.375%, due 02/01/11(d)............     145,000      143,913
                                                          ------------
                                                               575,866
                                                          ------------
         Media - Broadcasting & Publishing - 1.9%
         Adelphia Communications Corp.
          7.875%, due 05/01/09(d)............     200,000      184,250
          9.375%, due 11/15/09(d)............      85,000       82,131
         AOL Time Warner, Inc. 7.625%, due
           04/15/31(d).......................     365,000      387,255
         Charter Communications Holdings
           11.125%, due 01/15/11(d)..........      35,000       37,275
         Clear Channel Communications, Inc.
           7.650%, due 09/15/10(a)(d)........     250,000      258,649
         Cox Communications, Inc. 7.750%, due
           11/01/10(d).......................     270,000      288,776
         Cox Enterprises, Inc. 7.875%, due
           09/15/10 (144A)(b)(d).............     135,000      139,760
         EchoStar DBS Corp. 9.125%, due
           01/15/09 (144A)(b)(d).............      95,000       95,712
         Fox Liberty Networks LLC 8.875%, due
           08/15/07(d).......................     250,000      260,000
         Mediacom LLC 9.500%, due
           01/15/13(a)(d)....................      20,000       20,850

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Media - Broadcasting & Publishing - continued
        News America Holdings, Inc. 8.500%,
          due 02/15/05(d)...................... $   600,000 $    643,558
        PRIMEDIA, Inc. 8.875%, due
          05/15/11(d)..........................     100,000       90,500
                                                            ------------
                                                               2,488,716
                                                            ------------
        Oil & Gas - 2.8%
        Amerada Hess Corp. 7.875%, due
          10/01/29(d)..........................     230,000      248,052
        Apache Corp. 7.700%, due 03/15/26(d)...     155,000      169,039
        Chesapeake Energy Corp. 8.125%, due
          04/01/11(d)..........................      40,000       39,000
        Devon Financing Corp. ULC 7.875%, due
          09/30/31 (144A)(b)(d)................      55,000       55,828
        Dynegy, Inc.
         6.875%, due 07/15/02(d)...............     200,000      192,740
         7.450%, due 07/15/06(d)...............     450,000      400,151
        Kerr-McGee Corp. 7.875%, due
          09/15/31(d)..........................      35,000       36,992
        Kinder Morgan Energy Partners LP
          7.400%, due 03/15/31(d)..............      75,000       75,476
        Lasmo (USA), Inc. 7.300%, due
          11/15/27(d)..........................     200,000      210,262
        Occidental Petroleum Corp. 6.750%, due
          01/15/12(d)..........................     145,000      145,895
        Sonat, Inc. 7.625%, due 07/15/11(a)(d).     390,000      396,521
        Texaco Capital, Inc. (The) 5.500%, due
          01/15/09(d)..........................     220,000      218,350
        Tosco Corp. 8.125%, due 02/15/30(d)....     530,000      608,732
        Transocean Sedco Forex, Inc 7.500%,
          due 04/15/31(d)......................     240,000      238,515
        WCG Note Trust 8.250%, due 03/15/04
          (144A)(b)(d).........................     300,000      291,020
        Williams Companies, Inc. 7.500%, due
          01/15/31 (144A)(b)(d)................     470,000      459,207
                                                            ------------
                                                               3,785,780
                                                            ------------
        Real Estate - 0.1%
        Host Marriott LP (REIT) 9.500%, due
          01/15/07 (144A)(b)(d)................      95,000       95,594
                                                            ------------
        Restaurants - 0.2%
        Tricon Global Restaurants, Inc. 8.875%,
          due 04/15/11(d)......................     200,000      214,500
                                                            ------------
        Retailers - 0.4%
        Federated Department Stores, Inc.
          6.300%, due 04/01/09(d)..............     245,000      239,119
        Lowe's Co., Inc.
         7.500%, due 12/15/05(d)...............     230,000      246,725
         6.875%, due 02/15/28(d)...............      65,000       65,225
                                                            ------------
                                                                 551,069
                                                            ------------

         -------------------------------------------------------------
         Security                                Par         Value
         Description                            Amount      (Note 2)
         -------------------------------------------------------------

         Telephone Systems - 1.3%
         AT&T Corp. 6.500%, due 03/15/29(d).. $   280,000 $    241,976
         AT&T Wireless Services, Inc.
          7.875%, due 03/01/11 (144A)(b)(d)..     395,000      422,952
          8.750%, due 03/01/31(d)............      55,000       62,515
         Global Crossing Ltd. 9.125%, due
           11/15/06(d).......................     250,000       30,000
         Liberty Media Group 8.250%, due
           02/01/30(d).......................      55,000       52,160
         Sprint Capital Corp.
          7.625%, due 01/30/11(d)............     465,000      489,212
          6.875%, due 11/15/28(d)............     105,000       96,779
         Verizon Global Funding Corp. 7.750%,
           due 12/01/30 (144A)(b)(d).........     255,000      284,685
                                                          ------------
                                                             1,680,279
                                                          ------------
         Transportation - 0.2%
         Burlington Northern Santa Fe Corp.
           7.082%, due 05/13/29(d)...........     105,000      106,135
         Norfolk Southern Corp. 7.800%, due
           05/15/27(d).......................     100,000      109,374
         Union Pacific Corp. 6.625%, due
           02/01/29(d).......................      70,000       67,513
                                                          ------------
                                                               283,022
                                                          ------------
         U.S. Government Agency - 1.8%
         Federal National Mortgage Assoc.
          6.625%, due 11/15/10(d)............   1,150,000    1,225,477
          7.125%, due 01/15/30(d)............     777,000      866,923
          6.625%, due 11/15/30(d)............     335,000      351,630
                                                          ------------
                                                             2,444,030
                                                          ------------
         U.S. Government Agency Mortgage Backed Securities - 51.8%
         Federal Home Loan Mortgage Corp.
          8.000%, due 09/01/08...............       9,328        9,673
          9.500%, due 04/01/19...............      25,549       28,176
          9.000%, due 06/01/19...............      10,976       11,912
          6.000%, due 12/01/31(d)............  11,500,000   11,275,750
          6.500%, due TBA(c).................   4,000,000    4,005,000
         Federal National Mortgage Assoc.
          6.000%, due 12/01/16(a)(d).........   5,000,000    5,017,188
          8.500%, due 07/01/19(d)............      14,555       15,600
          7.000%, due 06/01/28...............     642,551      657,354
          7.000%, due 08/01/28...............     341,589      349,458
          7.000%, due 09/01/28(d)............     610,260      624,658
          6.500%, due 01/01/31...............     104,015      104,217
          6.500%, due 02/01/31...............     200,000      200,388
          6.500%, due 03/01/31...............     495,663      496,624
          6.000%, due 04/01/31(d)............     626,577      613,732
          6.000%, due 05/01/31...............     627,497      614,634
          6.000%, due 05/01/31...............     304,483      298,241
          6.000%, due 05/01/31...............     643,562      630,368

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                          Par Amount    (Note 2)
         -------------------------------------------------------------

         U.S. Government Agency Mortgage Backed Securities - continued
          6.500%, due 05/01/31.............. $  3,892,804 $  3,900,346
          6.000%, due 06/01/31..............      708,981      694,447
          6.500%, due 06/01/31..............      519,550      520,557
          6.500%, due 06/01/31..............      965,569      967,440
          6.500%, due 06/01/31..............      865,841      867,519
          6.500%, due 06/01/31..............      988,854      990,770
          6.500%, due 06/01/31..............       40,509       40,587
          7.000%, due 08/01/31..............    6,246,922    6,373,813
          6.000%, due TBA(c)................    4,300,000    4,203,250
          6.500%, due TBA(c)................   20,600,000   20,606,427
         Government National Mortgage Assoc.
          9.000%, due 04/15/09..............        1,480        1,588
          9.000%, due 05/15/09..............        9,238        9,908
          9.000%, due 05/15/09..............        2,058        2,207
          9.000%, due 05/15/09..............          942        1,010
          9.000%, due 05/15/09..............        1,172        1,258
          11.500%, due 11/15/15.............        9,147       10,653
          9.250%, due 07/15/17..............        6,740        7,368
          10.000%, due 11/15/17.............        7,376        8,335
          11.500%, due 02/15/18.............        3,159        3,676
          10.000%, due 03/15/19.............       15,990       18,101
          9.000%, due 01/15/20..............       24,207       26,505
          10.000%, due 03/15/20.............       13,324       15,093
          9.250%, due 05/15/21..............       37,870       41,491
          9.250%, due 06/15/21..............       20,620       22,591
          9.500%, due 01/15/25..............        9,251       10,321
          9.500%, due 05/15/25..............        1,800        2,009
          8.000%, due 05/15/27(d)...........      124,031      130,720
          6.500%, due 04/15/28..............      608,677      612,372
          6.500%, due 10/15/28..............    1,155,649    1,162,664
          6.500%, due 11/15/28..............      285,677      287,411
          6.500%, due 01/15/29..............      175,133      176,103
          6.500%, due 02/15/29..............      118,923      119,582
          6.500%, due 04/15/29..............      201,874      202,993
          6.500%, due 05/15/29..............      242,367      243,795
          6.500%, due 06/15/29..............      133,603      134,343
          8.000%, due 07/15/29..............       14,189       14,881
          8.000%, due 09/15/29..............      159,646      167,430
          8.000%, due 10/15/29..............      323,585      339,512
          8.000%, due 05/15/30..............       42,649       44,655
          8.000%, due 05/15/30..............       69,049       72,296
          8.000%, due 06/15/30..............      146,543      153,433
          8.000%, due 06/15/30..............      118,310      123,873
          8.000%, due 07/15/30..............       33,000       34,551
          8.000%, due 07/15/30..............      316,957      331,861
          8.000%, due 07/15/30..............      265,975      278,482
          8.000%, due 07/15/30..............      107,339      112,386
                                                          ------------
                                                            69,043,586
                                                          ------------

        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        U.S. Treasury Securities - 5.2%
        U.S. Treasury Note
          2.750%, due 09/30/03(d).............. $   945,000 $    943,967
         3.000%, due 11/30/03(a)(d)............     550,000      550,559
        U.S. Treasury Bond.....................
         8.875%, due 02/15/19(a)(d)............   1,745,000    2,341,572
         8.000%, due 11/15/21(d)...............      45,000       56,958
         6.750%, due 08/15/26(d)...............   1,738,000    1,962,718
         5.250%, due 02/15/29(d)...............     220,000      206,620
         6.125%, due 08/15/29(d)...............      55,000       58,390
        U.S. Treasury CPI Note 3.875%, due
          04/15/29(d)..........................     497,288      530,311
        U.S. Treasury Inflation Index Note
          3.500%, due 01/15/11(d)..............     291,016      290,107
                                                            ------------
                                                               6,941,202
                                                            ------------
        Total Domestic Bonds & Debt Securities
        (Cost $124,474,516)                                  125,347,597
                                                            ------------

        Foreign Bonds & Debt Securities - 3.4%
        Australia - 0.3%
        National Australia Bank, Ltd. (Yankee)
          8.600%, due 05/19/10(d)..............     400,000      458,848
                                                            ------------
        Canada - 0.8%
        Abitibi-Consolidated, Inc. (Yankee)
          8.550%, due 08/01/10(d)..............      30,000       31,668
        Canadian National Railway Co. (Yankee)
          6.900%, due 07/15/28(d)..............     165,000      165,756
        Province of Quebec 7.500%, due
          09/15/29(a)(d).......................     475,000      531,474
        Rogers Wireless Communications, Inc.
          9.625%, due 05/01/11 (144A)(b)(d)....     200,000      207,000
        TransCanada PipeLines, Ltd. 8.625%, due
          05/15/12(d)..........................      55,000       62,583
                                                            ------------
                                                                 998,481
                                                            ------------
        France - 0.4%
        France Telecom S.A. 7.750%, due
          03/01/11 (144A)(b)(d)................     470,000      504,401
                                                            ------------
        Luxembourg - 0.1%
        Tyco International Group S.A. (Yankee)
          6.375%, due 06/15/05(d)..............      80,000       82,478
                                                            ------------
        Mexico - 0.4%
        United Mexican States
         9.875%, due 02/01/10(d)...............     120,000      133,337
         11.375%, due 09/15/16(d)..............     150,000      185,192
         8.125%, due 12/30/19(d)...............      65,000       63,297
         8.300%, due 08/15/31(d)...............     130,000      128,050
                                                            ------------
                                                                 509,876
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                  Par/Shares     Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Netherlands - 0.4%
       Deutsche Telekom Finance B.V.(Yankee)
         8.250%, due 06/15/30(d)................ $   325,000 $    361,763
       HSBC Holdings Plc (Yankee) 7.400%,
         due 04/15/03 (144A)(b)(d)..............     100,000      105,051
       Koninklijke (Royal) KPN NV 8.000%, due
         10/01/10 (144A)(b)(d)..................       5,000        5,077
       KPNQwest B.V. (Yankee) 8.125%, due
         06/01/09(a)(d).........................     185,000      121,175
                                                             ------------
                                                                  593,066
                                                             ------------
       United Kingdom - 1.0%
       British Telecom Plc 8.375%, due
         12/15/10 (U.S.$)(a)(d).................     495,000      548,970
       Royal Bank of Scotland Group Plc
         9.118%, due 03/31/49 (U.S.$)(d)........     595,000      680,720
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b)(d)..................      80,000       81,601
       Telewest Communication Plc (Yankee)
         9.875%, due 02/01/10(a)(d).............      70,000       49,350
                                                             ------------
                                                                1,360,641
                                                             ------------
       Total Foreign Bonds & Debt Securities
       (Cost $4,424,390)                                        4,507,791
                                                             ------------
       Short-Term Investments - 27.1%
       American Electric Power Co., Inc.
         0.000%, due 02/27/02(d)................   1,435,000    1,425,639
       Bavaria SA 1.800%, due 01/22/02(d).......   3,500,000    3,496,325
       Blue Ridge Asset Funding 1.800%, due
         01/18/02(d)............................   3,500,000    3,497,025
       Edison Asset Securitization 1.760%, due
         01/17/02(d)............................   3,500,000    3,497,262
       Eureka Securitisation Plc 1.800%, due
         01/18/02(d)............................   3,500,000    3,497,025
       Four Winds Funding Corp. 1.800%, due
         01/15/02(d)............................   3,500,000    3,497,550
       Giro Balanced Funding Corp. 1.770%,
         due 01/17/02(d)........................   3,500,000    3,497,247
       Volkswagen AG 1.750%, due
         01/16/02(d)............................   3,500,000    3,497,448
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/31/01 at 0.75% to be repurchased
         at $5,138,214 on 1/02/02
         collateralized by $5,315,000 FHLB
         2.20% due 11/14/03 with a value of
         $3,016,547.............................   5,138,000    5,138,000
       State Street Navigator Securities Lending
         Prime Portfolio(e).....................   5,110,496    5,110,496
                                                             ------------
       Total Short-Term Investments
       (Cost $36,154,017)                                      36,154,017
                                                             ------------

           ----------------------------------------------------------
           Security                                        Value
           Description                                    (Note 2)
           ----------------------------------------------------------

           TOTAL INVESTMENTS - 124.5%
           (Cost $165,052,923)                          $166,009,405

           Other Assets and Liabilities (net) - (24.5%)  (32,718,250)
                                                        ------------

           TOTAL NET ASSETS - 100.0%                    $133,291,155
                                                        ============

Portfolio Footnotes:

(a) All or a portion of security out on loan.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions.
(e) Represents investments of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

FHLB - Federal Home Loan Bank

The following table summarizes the portfolio composition of the Portfolio's holdings at December 31, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                         % of
               Portfolio Composition by Credit Quality Portfolio
               -------------------------------------------------
                  AAA/Government/Government Agency       73.25%
                  AA                                      3.22
                  A                                       8.03
                  BBB                                    12.29
                  BB                                      2.00
                  B                                       1.18
                  C                                       0.03
                                                        ------
                  Total:                                100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 98.0%
         Aerospace & Defense - 0.3%
         Boeing Co...............................  16,100 $    624,358
                                                          ------------
         Agricultural Products - 0.3%
         Monsanto Co.............................  17,200      581,360
                                                          ------------

         Apparel Retailers - 0.5%
         Abercrombie & Fitch Co. - Class A*......  38,000    1,008,140
                                                          ------------
         Banking - 4.1%
         Bank One Corp.(a).......................  41,700    1,628,385
         Capital One Financial Corp.(a)..........  54,400    2,934,880
         National Commerce Financial Corp........  26,800      678,040
         U.S. Bancorp............................ 105,182    2,201,459
         Wachovia Corp...........................  15,200      476,672
                                                          ------------
                                                             7,919,436
                                                          ------------
         Beverages, Food & Tobacco - 5.5%
         Coca-Cola Co. (The).....................  37,600    1,772,840
         Kraft Foods, Inc. - Class A.............  17,600      598,928
         PepsiCo, Inc............................  26,200    1,275,678
         Philip Morris Co., Inc.(b).............. 108,100    4,956,385
         SYSCO Corp..............................  22,600      592,572
         Unilever NV New York Shares(a)..........  28,154    1,621,952
                                                          ------------
                                                            10,818,355
                                                          ------------
         Chemicals - 1.0%
         Praxair, Inc............................  35,140    1,941,485
                                                          ------------
         Commercial Services - 0.6%
         Cendant Corp.*(a).......................  59,975    1,176,110
                                                          ------------
         Communications - 2.2%
         American Tower Corp. - Class A*(a)...... 113,500    1,074,845
         CIENA Corp.*............................   9,800      140,238
         Cisco Systems, Inc.*.................... 170,500    3,087,755
                                                          ------------
                                                             4,302,838
                                                          ------------
         Computer Software & Processing - 5.5%
         Juniper Networks, Inc.*(a)..............  15,700      297,515
         Microsoft Corp.*(b)..................... 106,200    7,035,750
         NCR Corp.*..............................  41,100    1,514,946
         Rational Software Corp.*................  22,300      434,850
         Siebel Systems, Inc.*(a)................  33,300      931,734
         Veritas Software Corp.*(a)..............  12,294      551,140
                                                          ------------
                                                            10,765,935
                                                          ------------
         Computers & Information - 3.0%
         Dell Computer Corp.*....................  21,400      581,652
         International Business Machines Corp.(b)  34,200    4,136,832
         Sun Microsystems, Inc.*.................  92,300    1,135,290
                                                          ------------
                                                             5,853,774
                                                          ------------
         Cosmetics & Personal Care - 1.4%
         Colgate-Palmolive Co....................  26,300    1,518,825
         Gillette Co.............................  38,000    1,269,200
                                                          ------------
                                                             2,788,025
                                                          ------------

            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Electric Utilities - 2.6%
            CMS Energy Corp.(a)................  49,800 $  1,196,694
            Edison International...............  77,500    1,170,250
            PG&E Corp..........................  30,000      577,200
            Pinnacle West Capital Corp.........  51,300    2,146,905
                                                        ------------
                                                           5,091,049
                                                        ------------
            Electrical Equipment - 4.4%
            Emerson Electric Co................  20,400    1,164,840
            General Electric Co.(b)............ 183,300    7,346,664
                                                        ------------
                                                           8,511,504
                                                        ------------
            Electronics - 4.3%
            Altera Corp.*......................  62,000    1,315,640
            Intel Corp......................... 113,500    3,569,575
            Linear Technology Corp.............  14,400      562,176
            Micron Technology, Inc.*(a)........  10,900      337,900
            Motorola, Inc......................  90,800    1,363,816
            Texas Instruments, Inc.............  21,600      604,800
            Xilinx, Inc.*......................  18,100      706,805
                                                        ------------
                                                           8,460,712
                                                        ------------
            Entertainment & Leisure - 0.9%
            Mattel, Inc........................ 100,300    1,725,160
                                                        ------------
            Environmental Controls - 1.5%
            Waste Management, Inc..............  91,774    2,928,508
                                                        ------------
            Financial Services - 6.1%
            Charles Schwab Corp.(a)............  47,600      736,372
            Citigroup, Inc.(b)................. 150,909    7,617,886
            Countrywide Credit Industries, Inc.  40,000    1,638,800
            E*TRADE Group, Inc.*(a)............  30,767      315,362
            Goldman Sachs Group, Inc.(a).......  17,000    1,576,750
                                                        ------------
                                                          11,885,170
                                                        ------------
            Forest Products & Paper - 0.9%
            Bowater, Inc.......................  16,400      782,280
            Weyerhaeuser Co....................  17,600      951,808
                                                        ------------
                                                           1,734,088
                                                        ------------
            Health Care Providers - 1.0%
            Tenet Healthcare Corp.*(a).........  32,800    1,926,016
                                                        ------------
            Heavy Machinery - 1.4%
            Applied Materials, Inc.*...........  36,200    1,451,620
            Cooper Cameron Corp.*..............  31,100    1,255,196
                                                        ------------
                                                           2,706,816
                                                        ------------
            Home Construction, Furnishings & Appliances - 1.4%
            Gemstar-TV Guide Intl., Inc.*......  31,000      858,700
            Johnson Controls, Inc..............  23,400    1,889,550
                                                        ------------
                                                           2,748,250
                                                        ------------
            Household Products - 0.6%
            Procter & Gamble Co................  14,500    1,147,385
                                                        ------------
            Industrial - Diversified - 4.1%
            Tyco International, Ltd.(a)........ 137,039    8,071,597
                                                        ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Insurance - 5.3%
        Allstate Corp..............................  17,800 $    599,860
        Ambac Financial Group, Inc.................  47,537    2,750,491
        American International Group, Inc.(a)......  25,900    2,056,460
        Cigna Corp.(b).............................  43,900    4,067,335
        Marsh & McLennan Co., Inc..................   5,000      537,250
        Prudential Financial, Inc.*(a).............   8,100      268,839
                                                            ------------
                                                              10,280,235
                                                            ------------
        Media - Broadcasting & Publishing - 3.5%
        Adelphia Communications Corp. - Class A(a).  27,800      866,804
        AOL Time Warner, Inc.*.....................  67,800    2,176,380
        Gannett Co., Inc...........................  23,200    1,559,736
        Liberty Media Corp. - Class A*.............  41,100      575,400
        Viacom, Inc. - Class B*....................  37,400    1,651,210
                                                            ------------
                                                               6,829,530
                                                            ------------
        Medical Supplies - 1.9%
        Applera Corp. - Applied Biosystems Group(a)  25,400      997,458
        Baxter International, Inc..................  11,800      632,834
        Becton Dickinson & Co......................  26,500      878,475
        Danaher Corp.(a)...........................  18,300    1,103,673
                                                            ------------
                                                               3,612,440
                                                            ------------
        Metals - 1.1%
        Alcoa, Inc.................................  38,016    1,351,469
        Allegheny Technologies, Inc................  50,700      849,225
                                                            ------------
                                                               2,200,694
                                                            ------------
        Oil & Gas - 6.5%
        Anadarko Petroleum Corp.(a)................  19,600    1,114,260
        ChevronTexaco Corp.........................  28,200    2,527,002
        Conoco, Inc................................  78,900    2,232,870
        Devon Energy Corp.(a)......................  31,700    1,225,205
        Dynegy, Inc. - Class A.....................  15,900      405,450
        El Paso Corp.(a)...........................  13,000      579,930
        Exxon Mobil Corp.(b)....................... 117,820    4,630,326
                                                            ------------
                                                              12,715,043
                                                            ------------
        Pharmaceuticals - 10.9%
        American Home Products Corp................  48,400    2,969,824
        Amgen, Inc.*...............................  27,100    1,529,524
        Bristol-Myers Squibb Co....................  32,100    1,637,100
        Eli Lilly & Co.............................  42,500    3,337,950
        Human Genome Sciences, Inc.*(a)............  12,883      434,415
        Johnson & Johnson..........................  57,972    3,426,145
        Merck & Co., Inc...........................  34,000    1,999,200
        Pfizer, Inc................................  77,150    3,074,427
        Pharmacia Corp.............................  35,174    1,500,171
        Schering-Plough Corp.......................  36,100    1,292,741
                                                            ------------
                                                              21,201,497
                                                            ------------
        Real Estate - 0.5%
        Security Capital Group, Inc. Class B*......  38,400      974,208
                                                            ------------

     ----------------------------------------------------------------------
     Security                                                    Value
     Description                                    Shares      (Note 2)
     ----------------------------------------------------------------------
     Restaurants - 0.3%
     McDonald's Corp.............................      24,000 $    635,280
                                                              ------------
     Retailers - 5.6%
     Home Depot, Inc.(b).........................      89,600    4,570,496
     Target Corp.................................      42,800    1,756,940
     TJX Companies, Inc.(a)......................      30,300    1,207,758
     Wal-Mart Stores, Inc........................      59,800    3,441,490
                                                              ------------
                                                                10,976,684
                                                              ------------
     Telephone Systems - 5.4%
     AT&T Corp...................................      88,000    1,596,320
     BellSouth Corp..............................      15,800      602,770
     Qwest Communications Intl., Inc.............     150,500    2,126,565
     SBC Communications, Inc.....................      34,277    1,342,630
     Sprint Corp. (PCS Group)*(a)................     122,300    2,985,343
     Verizon Communications, Inc.................      37,638    1,786,300
                                                              ------------
                                                                10,439,928
                                                              ------------
     Textiles, Clothing & Fabrics - 0.7%
     Jones Apparel Group, Inc.*(a)...............      40,000    1,326,800
                                                              ------------
     U.S. Government Agency - 2.7%
     Federal National Mortgage Association(b)....      65,000    5,167,500
                                                              ------------
     Total Common Stocks (Cost $188,112,688)                   191,075,910
                                                              ------------
     ----------------------------------------------------------------------
                                                  Par/Shares
                                                    Amount
     ----------------------------------------------------------------------
     Short-Term Investments - 20.9%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/01 at 0.50% to
       be repurchased at $2,954,082 on
       1/02/02 collateralized by $3,055,000
       FHLB 2.20% due 11/14/03 with a value
       of $3,016,547............................. $ 2,954,000    2,954,000
     State Street Navigator Securities Lending
       Prime Portfolio(c)........................  36,844,784   36,844,784
     U.S. Treasury Note, 6.250%, due 02/28/02....     900,000      906,751
                                                              ------------
     Total Short-Term Investments
     (Cost $40,709,952)                                         40,705,535
                                                              ------------
     TOTAL INVESTMENTS - 118.9%
     (Cost $228,822,640)                                       231,781,445
     Other Assets and Liabilities (net) - (18.9%)              (36,864,646)
                                                              ------------
     TOTAL NET ASSETS - 100.0%                                $194,916,799
                                                              ============

Portfolio Footnotes:

* Non-income producing security.
(a) All or a portion of security out on loan.
(b) All or a portion of these securities have been segregated to cover open futures contracts.
(c) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

            ----------------------------------------------------------
            Security                                     Value
            Description                        Shares   (Note 2)
            ----------------------------------------------------------

            Common Stocks - 99.9%
            Aerospace & Defense - 1.2%
            Boeing Co.........................  2,300 $      89,194
            General Dynamics Corp.............  1,700       135,388
            Goodrich Corp.(b).................  9,500       252,890
            Lockheed Martin Corp..............  3,400       158,678
            United Technologies Corp.......... 26,000     1,680,380
                                                      -------------
                                                          2,316,530
                                                      -------------
            Agricultural Products - 0.0%
            Monsanto Co.......................  1,300        43,940
                                                      -------------
            Airlines - 0.2%
            AMR Corp.*(b).....................  2,800        62,076
            Delta Air Lines, Inc.............. 13,400       392,084
                                                      -------------
                                                            454,160
                                                      -------------
            Apparel Retailers - 0.9%
            Abercrombie & Fitch Co. - Class A* 18,900       501,417
            Kohl's Corp.*..................... 18,800     1,324,272
                                                      -------------
                                                          1,825,689
                                                      -------------
            Automotive - 0.4%
            Delphi Automotive Systems Corp.... 11,400       155,724
            Ford Motor Co.....................  8,400       132,048
            Harley-Davidson, Inc..............  1,900       103,189
            Lear Corp.*.......................  5,500       209,770
            Visteon Corp...................... 10,400       156,416
                                                      -------------
                                                            757,147
                                                      -------------
            Banking - 5.4%
            AmeriCredit Corp.*(b).............  7,100       224,005
            Astoria Financial Corp.(b)........  2,800        74,088
            Bank of New York Co., Inc. (The).. 11,500       469,200
            Bank One Corp.(b)................. 49,100     1,917,355
            Banknorth Group, Inc..............  3,400        76,568
            BB&T Corp.........................    800        28,888
            Capital One Financial Corp.(b).... 23,800     1,284,010
            Compass Bancshares, Inc...........  2,600        73,580
            FirstMerit Corp...................    400        10,836
            Golden State Bancorp, Inc.(b).....  6,400       167,360
            Greenpoint Financial Corp.........  9,700       346,775
            Hibernia Corp. - Class A..........  5,200        92,508
            IndyMac Bancorp, Inc.*............  3,100        72,478
            Marshall and Ilsley Corp..........  2,100       132,888
            MBNA Corp......................... 10,200       359,040
            National Commerce Financial Corp..  7,900       199,870
            PNC Financial Services Group...... 17,600       989,120
            Southtrust Corp...................  3,600        88,812
            Suntrust Banks, Inc...............  1,500        94,050
            U.S. Bancorp...................... 94,000     1,967,420
            Union Planters Corp.(b)...........  6,400       288,832
            Wachovia Corp.....................  7,500       235,200
            Washington Mutual, Inc............ 44,100     1,442,070

          --------------------------------------------------------------
          Security                                         Value
          Description                           Shares    (Note 2)
          --------------------------------------------------------------

          Banking - continued
          Wilmington Trust Corp................   1,200 $      75,972
                                                        -------------
                                                           10,710,925
                                                        -------------
          Beverages, Food & Tobacco - 4.8%
          Coca-Cola Co. (The)..................  53,300     2,513,095
          Kraft Foods, Inc. - Class A..........  23,500       799,705
          PepsiCo, Inc.........................  25,700     1,251,333
          Philip Morris Co., Inc.(a)...........  83,600     3,833,060
          SYSCO Corp...........................  26,200       686,964
          Unilever NV New York Shares(b).......   5,500       316,855
                                                        -------------
                                                            9,401,012
                                                        -------------
          Chemicals - 1.1%
          Air Products & Chemicals, Inc........     600        28,146
          Dow Chemical Co. (The)...............  18,600       628,308
          PPG Industries, Inc..................  12,000       620,640
          Praxair, Inc.........................  14,900       823,225
                                                        -------------
                                                            2,100,319
                                                        -------------
          Commercial Services - 0.8%
          Cendant Corp.*(b)....................  79,700     1,562,917
                                                        -------------
          Communications - 2.4%
          American Tower Corp. - Class A*(b)...  16,200       153,414
          CIENA Corp.*.........................  15,000       214,650
          Cisco Systems, Inc.*(a).............. 192,200     3,480,742
          JDS Uniphase Corp.*(b)...............  37,900       328,972
          QUALCOMM, Inc.*......................  12,000       606,000
                                                        -------------
                                                            4,783,778
                                                        -------------
          Computer Software & Processing - 6.2%
          Automatic Data Processing, Inc.......  13,400       789,260
          BEA Systems, Inc.*...................   9,000       138,600
          Citrix Systems, Inc.*(b).............   7,900       179,014
          Juniper Networks, Inc.*(b)...........   4,700        89,065
          Microsoft Corp.*..................... 114,500     7,585,625
          NCR Corp.*...........................  22,400       825,664
          Oracle Corp.*........................ 100,100     1,382,381
          Siebel Systems, Inc.*(b).............  20,700       579,186
          VeriSign, Inc.*......................   5,800       220,632
          VERITAS Software Corp.*(b)...........   8,600       385,538
                                                        -------------
                                                           12,174,965
                                                        -------------
          Computers & Information - 4.4%
          Compaq Computer Corp.................     500         4,880
          Dell Computer Corp.*.................  52,700     1,432,386
          Electronic Data Systems Corp.........   7,600       520,980
          EMC Corp.*...........................   2,000        26,880
          Hewlett-Packard Co...................  22,200       455,988
          International Business Machines Corp.  43,100     5,213,376
          Sun Microsystems, Inc.*..............  88,600     1,089,780
                                                        -------------
                                                            8,744,270
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

           ------------------------------------------------------------
           Security                                       Value
           Description                         Shares    (Note 2)
           ------------------------------------------------------------

           Cosmetics & Personal Care - 1.0%
           Colgate-Palmolive Co...............  22,600 $   1,305,150
           Gillette Co........................  19,700       657,980
                                                       -------------
                                                           1,963,130
                                                       -------------
           Electric Utilities - 2.6%
           Ameren Corp.(b)....................   2,100        88,830
           Cinergy Corp.(b)...................   4,500       150,435
           CMS Energy Corp.(b)................  13,000       312,390
           Dominion Resources, Inc.(b)........     600        36,060
           DTE Energy Co......................  12,400       520,056
           Edison International...............  34,900       526,990
           Entergy Corp.......................  28,500     1,114,635
           FPL Group, Inc.....................   2,400       135,360
           PG&E Corp..........................  37,100       713,804
           Pinnacle West Capital Corp.........   6,400       267,840
           Potomac Electric Power Co.(b)......   4,000        90,280
           PPL Corp...........................   7,100       247,435
           Progress Energy, Inc...............  16,100       724,983
           Wisconsin Energy Corp..............   6,900       155,664
                                                       -------------
                                                           5,084,762
                                                       -------------
           Electrical Equipment - 4.1%
           Emerson Electric Co................   1,500        85,650
           General Electric Co.(a)(b)......... 189,000     7,575,120
           Grainger (W.W.), Inc...............   8,900       427,200
                                                       -------------
                                                           8,087,970
                                                       -------------
           Electronics - 4.5%
           Altera Corp.*......................  22,300       473,206
           Analog Devices, Inc.*..............   6,200       275,218
           Broadcom Corp. - Class A*(b).......   1,600        65,392
           Intel Corp.(a)(b).................. 141,000     4,434,450
           Lattice Semiconductor Corp.*(b)....   4,600        94,622
           Linear Technology Corp.............   8,900       347,456
           Maxim Integrated Products, Inc.*...   3,000       157,530
           Motorola, Inc......................  91,900     1,380,338
           Texas Instruments, Inc.............  28,300       792,400
           Xilinx, Inc.*......................  19,800       773,190
                                                       -------------
                                                           8,793,802
                                                       -------------
           Entertainment & Leisure - 0.4%
           Hasbro, Inc.(b)....................  13,900       225,597
           Mattel, Inc........................  37,000       636,400
                                                       -------------
                                                             861,997
                                                       -------------
           Environmental Controls - 0.6%
           Waste Management, Inc..............  34,700     1,107,277
                                                       -------------
           Financial Services - 6.3%
           Charles Schwab Corp. (The)(b)......  74,000     1,144,780
           Citigroup, Inc..................... 136,300     6,880,424
           Countrywide Credit Industries, Inc.  34,600     1,417,562
           E*TRADE Group, Inc.*(b)............  39,300       402,825
           Goldman Sachs Group, Inc. (The)(b).   9,700       899,675

           -------------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           -------------------------------------------------------------

           Financial Services - continued
           Household International, Inc.(b)..... 13,500 $     782,190
           Instinet Group, Inc.*(b).............  8,000        80,400
           Legg Mason, Inc.(b)..................    200         9,996
           Merrill Lynch & Co., Inc.............  2,600       135,512
           Stilwell Financial, Inc.(b).......... 14,100       383,802
           T. Rowe Price Group, Inc.............  5,500       191,015
                                                        -------------
                                                           12,328,181
                                                        -------------
           Food Retailers - 0.8%
           Safeway, Inc.*(b).................... 38,500     1,607,375
                                                        -------------
           Forest Products & Paper - 0.6%
           Georgia-Pacific Group(b).............  6,400       176,704
           Kimberly-Clark Corp.................. 11,500       687,700
           Weyerhaeuser Co......................  6,000       324,480
           Willamette Industries, Inc.(b).......    800        41,696
                                                        -------------
                                                            1,230,580
                                                        -------------
           Health Care Providers - 0.7%
           HCA-The Healthcare Company........... 13,300       512,582
           Tenet Healthcare Corp.*(b)........... 15,100       886,672
           Wellpoint Health Networks, Inc.*(b)..    600        70,110
                                                        -------------
                                                            1,469,364
                                                        -------------
           Heavy Machinery - 1.4%
           Applied Materials, Inc.*............. 26,600     1,066,660
           Baker Hughes, Inc....................  2,200        80,234
           Black & Decker Corp..................    600        22,638
           Caterpillar, Inc.....................  3,600       188,100
           Cooper Cameron Corp.*................ 10,800       435,888
           Cooper Industries, Inc...............  3,400       118,728
           Eaton Corp...........................  6,800       505,988
           Ingersoll-Rand Co....................  7,300       305,213
                                                        -------------
                                                            2,723,449
                                                        -------------
           Home Construction, Furnishings & Appliances - 0.7%
           Gemstar-TV Guide Intl., Inc.*(b)..... 26,800       742,360
           Johnson Controls, Inc................  7,200       581,400
           Masco Corp.(b).......................  5,700       139,650
                                                        -------------
                                                            1,463,410
                                                        -------------
           Household Products - 1.3%
           Procter & Gamble Co.................. 32,600     2,579,638
                                                        -------------
           Industrial - Diversified - 2.2%
           ITT Industries, Inc..................  3,100       156,550
           Temple Inland, Inc...................  2,300       130,479
           Tyco International, Ltd.(b).......... 67,800     3,993,420
                                                        -------------
                                                            4,280,449
                                                        -------------
           Insurance - 4.7%
           AFLAC, Inc........................... 29,600       726,976
           Allstate Corp........................ 32,900     1,108,730
           Ambac Financial Group, Inc........... 12,200       705,892
           American International Group, Inc.(b) 33,300     2,644,020

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

       ---------------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       ---------------------------------------------------------------------

       Insurance - continued
       Cigna Corp..................................  13,700 $   1,269,305
       Jefferson-Pilot Corp........................   8,100       374,787
       Lincoln National Corp.......................   8,600       417,702
       MBIA, Inc.(b)...............................  13,200       707,916
       Protective Life Corp........................   2,900        83,897
       Prudential Financial, Inc.*(b)..............  19,400       643,886
       Torchmark Corp..............................  11,600       456,228
       UnumProvident Corp..........................   2,400        63,624
                                                            -------------
                                                                9,202,963
                                                            -------------
       Lodging - 0.5%
       Marriott International, Inc. - Class A......  15,700       638,205
       Starwood Hotels & Resorts Worldwide, Inc.(b)  12,800       382,080
                                                            -------------
                                                                1,020,285
                                                            -------------
       Media - Broadcasting & Publishing - 3.9%
       Adelphia Communications Corp. - Class A(b)..   6,300       196,434
       AOL Time Warner, Inc.*......................  76,000     2,439,600
       Charter Communications, Inc. - Class A*(b)..  25,800       423,894
       Comcast Corp. - Class A*....................  31,300     1,126,800
       Fox Entertainment Group, Inc. - Class A*....   6,900       183,057
       Gannett Co., Inc............................  13,900       934,497
       Liberty Media Corp. - Class A*..............  30,100       421,400
       Viacom, Inc. - Class B*.....................  42,500     1,876,375
                                                            -------------
                                                                7,602,057
                                                            -------------
       Medical Supplies - 2.1%
       Bard (C.R.), Inc............................   4,300       277,350
       Baxter International, Inc...................  31,100     1,667,893
       Becton Dickinson & Co.......................  22,500       745,875
       Danaher Corp.(b)............................   9,800       591,038
       Guidant Corp.*(b)...........................  10,900       542,820
       St. Jude Medical, Inc.*.....................   4,300       333,895
                                                            -------------
                                                                4,158,871
                                                            -------------
       Metals - 1.0%
       Alcan, Inc.(b)..............................  14,100       506,613
       Alcoa, Inc..................................  43,100     1,532,205
                                                            -------------
                                                                2,038,818
                                                            -------------
       Oil & Gas - 6.7%
       Anadarko Petroleum Corp.(b).................   1,600        90,960
       ChevronTexaco Corp..........................  36,200     3,243,882
       Conoco, Inc.................................  18,600       526,380
       Diamond Offshore Drilling, Inc..............  12,700       386,080
       Dynegy, Inc. - Class A......................  17,100       436,050
       El Paso Corp.(b)............................  31,400     1,400,754
       Exxon Mobil Corp............................ 153,100     6,016,830
       Phillips Petroleum Co.......................   3,100       186,806
       Royal Dutch Petroleum Co.(b)................  14,800       725,496
       Transocean Sedco Forex, Inc.................   4,000       135,280
                                                            -------------
                                                               13,148,518
                                                            -------------

         -----------------------------------------------------------------
         Security                                            Value
         Description                               Shares   (Note 2)
         -----------------------------------------------------------------

         Pharmaceuticals - 11.4%
         Abbott Laboratories...................... 24,600 $   1,371,450
         Allergan, Inc............................    500        37,525
         American Home Products Corp.............. 58,300     3,577,288
         Amgen, Inc.*............................. 36,900     2,082,636
         Bristol-Myers Squibb Co.................. 25,500     1,300,500
         Cardinal Health, Inc.....................  7,200       465,552
         Eli Lilly & Co........................... 28,800     2,261,952
         Forest Laboratories, Inc.*(b)............ 13,200     1,081,740
         Human Genome Sciences, Inc.*(b).......... 18,700       630,564
         Johnson & Johnson........................ 46,200     2,730,420
         Merck & Co., Inc......................... 18,600     1,093,680
         Pfizer, Inc.............................. 88,200     3,514,770
         Pharmacia Corp...........................  6,300       268,695
         Schering-Plough Corp..................... 53,100     1,901,511
         Vertex Pharmaceuticals, Inc.*(b).........  4,400       108,196
                                                          -------------
                                                             22,426,479
                                                          -------------
         Photography - 0.1%
         Eastman Kodak Co.(b).....................  8,600       253,098
                                                          -------------
         Real Estate - 0.2%
         Boston Properties, Inc. (REIT)...........  1,900        72,200
         CarrAmerica Realty Corp. (REIT)(b).......  1,500        45,150
         Equity Office Properties Trust (REIT)....  5,100       153,408
         General Growth Properties, Inc. (REIT)...  1,800        69,840
         Hospitality Properties Trust (REIT)(b)...  2,200        64,900
         ProLogis Trust (REIT)....................  3,100        66,681
                                                          -------------
                                                                472,179
                                                          -------------
         Restaurants - 0.5%
         McDonald's Corp.......................... 36,300       960,861
                                                          -------------
         Retailers - 5.4%
         Bed Bath & Beyond, Inc.*(b)..............  9,600       325,440
         Costco Wholesale Corp.*..................  4,500       199,710
         CVS Corp.(b).............................    800        23,680
         eBay, Inc.*(b)...........................  2,500       167,250
         Federated Department Stores, Inc.*.......  1,300        53,170
         Home Depot, Inc.......................... 69,200     3,529,892
         Lowes Co., Inc.(b).......................    900        41,769
         Target Corp.............................. 30,600     1,256,130
         TJX Companies, Inc.(b)................... 27,300     1,088,178
         Wal-Mart Stores, Inc..................... 67,300     3,873,115
         Walgreen Co.(b)..........................  1,800        60,588
                                                          -------------
                                                             10,618,922
                                                          -------------
         Telephone Systems - 5.5%
         AT&T Corp................................ 59,700     1,082,958
         AT&T Wireless Services, Inc.*............ 29,800       428,226
         BellSouth Corp........................... 22,700       866,005
         Nextel Communications, Inc. - Class A*(b) 13,100       143,576
         Qwest Communications Intl., Inc.(b)...... 66,300       936,819
         SBC Communications, Inc.................. 51,600     2,021,172

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN ENHANCED INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

          ---------------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          ---------------------------------------------------------------

          Telephone Systems - continued
          Sprint Corp. (PCS Group)*(b)........... 44,600 $   1,088,686
          Verizon Communications, Inc............ 65,300     3,099,138
          WorldCom, Inc. - MCI Group(b)..........  1,000        12,700
          WorldCom, Inc. - WorldCom Group*....... 77,000     1,084,160
                                                         -------------
                                                            10,763,440
                                                         -------------
          Textiles, Clothing & Fabrics - 0.5%
          Jones Apparel Group, Inc.*(b).......... 10,900       361,553
          NIKE, Inc. - Class B...................  9,700       545,528
                                                         -------------
                                                               907,081
                                                         -------------
          Transportation - 0.4%
          Burlington Northern Santa Fe Corp...... 25,600       730,368
          FedEx Corp.*...........................  1,200        62,256
          GATX Corp..............................    900        29,268
                                                         -------------
                                                               821,892
                                                         -------------
          U.S. Government Agency - 2.0%
          Federal Home Loan Mortgage Corp........ 19,700     1,288,380
          Federal National Mortgage Association.. 33,600     2,671,200
                                                         -------------
                                                             3,959,580
                                                         -------------
          Total Common Stocks (Cost $204,470,828)          196,812,080
                                                         -------------

     ---------------------------------------------------------------------
     Security                                    Par/Shares     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 16.1%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/01 at 0.25% to be
       repurchased at $86,001 on 1/02/02
       collateralized by $85,000 FHLB 6.105%
       due 05/15/03 with a value of $89,466..... $    86,000 $     86,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  31,452,183   31,452,183
     U.S. Treasury Notes, 6.250%, due 07/31/02..      90,000       92,359
                                                             ------------
     Total Short-Term Investments
     (Cost $31,630,375)                                        31,630,542
                                                             ------------

     TOTAL INVESTMENTS - 116.0%
     (Cost $236,101,203)                                      228,442,622

     Other Assets and Liabilities (net) - (16.0%)             (31,530,938)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $196,911,684
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ---------------------------------------------------------

           Common and Preferred Stocks -- 99.9%
           Australia - 4.4%
           Commonwealth Bank of Australia(b)..    41,600 $   637,511
           National Australia Bank, Ltd.(b)...    35,900     585,441
           News Corp., Ltd. (The) Preferred(b)    75,262     502,723
           Santos, Ltd.(b)....................   140,600     446,190
           WMC, Ltd.(b).......................   281,953   1,381,553
                                                         -----------
                                                           3,553,418
                                                         -----------
           Belgium - 0.2%
           Agfa Gevaert N.V.(b)...............    11,899     160,891
                                                         -----------
           Denmark - 1.5%
           ISS A/S* (b).......................     6,164     303,336
           Novo Nordisk A/S - Series B(b).....    23,362     955,258
                                                         -----------
                                                           1,258,594
                                                         -----------
           Finland - 2.1%
           Nokia Oyj(b).......................    56,142   1,447,271
           Stora Enso Oyj - R Shares(b).......    19,407     246,927
                                                         -----------
                                                           1,694,198
                                                         -----------
           France - 17.8%
           Aventis S.A.(b)....................     8,078     573,453
           Axa(b).............................    22,159     462,942
           BNP Paribas S.A.(b)................    16,280   1,456,410
           Compagnie de Saint-Gobain(b).......     2,360     356,078
           Groupe Danone(b)...................     4,041     492,802
           JC Decaux S.A.*(b).................    10,270     114,730
           L'Air Liquide S.A.(b)..............     8,441   1,182,665
           Lafarge S.A.(b)....................     8,170     762,888
           Lagardere S.C.A.(b)................     5,300     221,736
           Pechiney S.A., - Class A(b)........     9,544     491,895
           Pinault-Printemps-Redoute S.A.(b)..     1,780     229,114
           PSA Puegeot Citroen(b).............    10,491     445,916
           Renault S.A.(b)....................     4,831     170,335
           Sanofi-Synthelabo S.A..............    15,476   1,154,426
           Societe Generale(b)................    24,439   1,367,263
           Technip-Coflexip S.A.(b)...........     2,237     298,690
           TotalFinaElf S.A.(b)...............    17,721   2,530,206
           Usinor S.A.(b).....................    44,139     552,029
           Vivendi Environnement(a)...........    22,273     742,694
           Vivendi Universal S.A.(b)..........    16,865     923,262
                                                         -----------
                                                          14,529,534
                                                         -----------
           Germany - 6.5%
           Allianz AG(b)......................     3,067     726,204
           Altana AG(b).......................    12,100     603,166
           Degussa AG(b)......................    13,458     338,425
           E.On AG(b).........................    13,343     691,020
           Gehe AG(a).........................     5,400     209,096
           Linde AG(b)........................    12,000     486,022
           MAN AG(b)..........................     5,700     120,504
           MLP AG(b)..........................     2,291     166,838
           SAP AG(b)..........................     5,554     723,292
           Schering AG(b).....................    21,282   1,129,073

       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Germany - continued
       Software AG(b).............................     2,335 $    89,375
                                                             -----------
                                                               5,283,015
                                                             -----------
       Hong Kong - 1.8%
       China Mobile (Hong Kong), Ltd.*(b).........    55,500     195,374
       Hong Kong Electric Holdings, Ltd.(b).......   147,500     548,556
       Hutchison Whampoa, Ltd.(b).................       700       6,777
       Sun Hung Kai Properties, Ltd.(b)...........    91,000     735,212
                                                             -----------
                                                               1,485,919
                                                             -----------
       Ireland - 0.2%
       Irish Life & Permanent Plc(b)..............    14,698     151,065
                                                             -----------
       Italy - 3.1%
       Alleanza Assicurazioni(b)..................    14,000     153,907
       ENI SpA(b).................................    51,961     651,243
       Mediolanum SpA(b)..........................    10,410      93,777
       UniCredito Italiano SpA(b).................   401,009   1,609,882
                                                             -----------
                                                               2,508,809
                                                             -----------
       Japan - 17.7%
       Advantest Corp.(b).........................     5,900     334,158
       Aiful Corp.(b).............................     1,200      77,674
       Asahi Breweries, Ltd.(a)...................    20,000     179,986
       Central Japan Railway Co.(a)...............        40     258,912
       Chugai Pharmaceutical Co., Ltd.(a).........     6,000      69,567
       FANUC, Ltd.(b).............................     9,500     404,626
       Fast Retailing Co., Ltd.(b)................     4,300     382,704
       Fujitsu, Ltd.(b)...........................    81,000     589,833
       Hitachi, Ltd.(b)...........................    59,000     432,333
       Honda Motor Co., Ltd.(b)...................    30,800   1,229,555
       Ito-Yokado Co., Ltd.(b)....................     4,000     180,750
       KDDI Corp.(b)..............................       113     211,320
       Kubota Corp.(b)............................   190,000     498,893
       Kyocera Corp.(b)...........................     2,000     130,524
       MACNICA, Inc.(b)...........................     2,375      87,741
       Marui Co., Ltd.(b).........................     9,000     106,480
       Matsushita Electric Industrial Co., Ltd.(b)    46,000     590,932
       Minebea Co., Ltd.(b).......................    89,000     479,612
       Mitsubishi Chemical Corp.(b)...............   215,000     457,866
       Mitsubishi Corp.(b)........................   117,000     759,996
       Mitsubishi Pharma Corp.(b).................    26,000     293,321
       Mitsui Sumitomo Insurance Co., Ltd.(b).....    28,000     131,440
       NEC Corp.(b)...............................   109,000   1,112,381
       Nintendo Co., Ltd.(b)......................     1,900     332,837
       Nippon Yusen Kabushiki Kaisha(b)...........    40,000     120,602
       Nissan Motor Co., Ltd.(b)..................    58,000     307,686
       Nomura Securities Co., Ltd.(b).............    29,000     371,880
       NTT DoCoMo, Inc.(b)........................        50     587,741
       Omron Corp.(b).............................    13,000     173,651
       Ricoh Co., Ltd.(b).........................    33,000     614,610
       Rohm Co., Ltd.(b)..........................     5,200     675,155
       Suzuki Motor Corp.(b)......................    38,000     415,938
       Takeda Chemical Industries, Ltd.(b)........    21,000     950,538

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Japan - continued
       TDK Corp.(b)................................     2,700 $   127,364
       Tokio Marine & Fire Insurance Co., Ltd.
         (The)(b)..................................    22,000     160,873
       Tostem Inax Holding Corp.(b)................    19,000     257,133
       Toyota Motor Co.(b).........................    14,000     354,782
                                                              -----------
                                                               14,451,394
                                                              -----------
       Netherlands - 5.9%
       Aegon N.V.(b)...............................    34,842     942,844
       Fortis*(b)..................................     4,971     128,987
       Heineken Holding N.V. - Class A(b)..........     9,454     269,295
       Heineken N.V.(b)............................    15,650     593,315
       ING Groep N.V.(b)...........................    38,715     986,996
       Koninklijke (Royal) Philips Electronics N.V.     5,521     164,047
       Koninklijke Numico N.V.(b)..................    23,114     538,652
       TPG N.V.....................................    14,412     311,741
       Vedior N.V.(b)..............................    20,974     251,485
       VNU N.V.(b).................................    16,057     493,256
       Wolters Kluwer N.V.(b)......................     6,355     144,817
                                                              -----------
                                                                4,825,435
                                                              -----------
       Norway - 0.7%
       Telenor ASA(b)..............................   132,894     571,453
                                                              -----------
       Singapore - 1.4%
       DBS Group Holdings, Ltd.(b).................   133,000     993,989
       Singapore Telecommunications, Ltd.(b).......   119,000     113,425
                                                              -----------
                                                                1,107,414
                                                              -----------
       Spain - 5.3%
       Banco Bilbao Vizcaya Argentaria S.A.(b).....   124,465   1,540,016
       Iberdrola S.A.(a)(b)........................   115,132   1,498,328
       Telefonica S.A.*(b).........................    93,019   1,244,497
                                                              -----------
                                                                4,282,841
                                                              -----------
       Sweden - 0.7%
       Securitas AB - Class B(b)...................    10,338     196,811
       Telefonaktiebolaget LM Ericsson -
          Class B(b)...............................    69,597     379,511
                                                              -----------
                                                                  576,322
                                                              -----------
       Switzerland - 5.8%
       ABB, Ltd.(b)................................    70,797     682,545
       Compagnie Financiere Richemont AG -
         Units A*(b)...............................    26,600     494,463
       Credit Suisse Group*(b).....................     7,819     333,565
       Nestle S.A.*(b).............................     1,088     232,075
       Schindler Holding AG(b).....................       115     165,612
       UBS AG*(b)..................................    43,110   2,176,800
       Zurich Financial Services AG(b).............     2,678     628,514
                                                              -----------
                                                                4,713,574
                                                              -----------
       United Kingdom - 24.8%
       ARM Holdings Plc*(b)........................    31,407     163,918
       BAE SYSTEMS Plc(b)..........................    88,179     396,762
       Barclays Plc(b).............................    37,308   1,233,922

     ----------------------------------------------------------------------
     Security                                                    Value
     Description                                      Shares    (Note 2)
     ----------------------------------------------------------------------

     United Kingdom - continued
     BBA Group Plc(b)...............................    33,229 $   136,712
     BG Group Plc(b)................................    88,211     359,075
     BP Plc(b)......................................   210,821   1,636,664
     British Airways Plc(b).........................   175,699     498,091
     British American Tobacco Plc(b)................    99,508     842,671
     BT Group Plc*(b)...............................   132,773     488,354
     Cadbury Schweppes Plc(b).......................    82,885     527,782
     CGNU Plc(b)....................................    23,474     288,369
     CMG Plc(b).....................................    39,480     139,472
     COLT Telecom Group Plc*(b).....................    33,251      55,108
     Dixons Group Plc(b)............................   233,195     796,694
     GlaxoSmithKline Plc(b).........................    92,526   2,317,680
     Hays Plc.......................................    54,625     165,181
     Imperial Chemical Industries Plc(b)............    54,482     300,190
     Next Plc.......................................    18,300     238,110
     Nycomed Amersham Plc(b)........................    13,975     135,005
     P & O Princess Cruises Plc(b)..................    25,818     150,137
     Reckitt Benckiser Plc(b).......................    61,524     894,435
     Reuters Group Plc(b)...........................   117,198   1,158,600
     Royal Bank of Scotland Group Plc(b)............    72,154   1,753,885
     Scottish Power Plc(b)..........................    79,916     441,491
     Six Continents Plc(b)..........................    16,659     164,688
     Tesco Plc(b)...................................   255,957     926,554
     TI Automotive, Ltd.*(b)........................    45,100           0
     Unilever Plc(b)................................    67,400     552,641
     Vodafone Group Plc(b).......................... 1,319,363   3,447,764
                                                               -----------
                                                                20,209,955
                                                               -----------
     Total Common and Preferred Stocks
     (Cost $88,540,551)                                         81,363,831
                                                               -----------
     Warrants - 0.0%
     France - 0.0%
     Vivendi Environnement (expiring 03/06/08)*(b)
       (Cost $0)....................................    22,273       9,120
                                                               -----------
     Short-Term Investments - 1.7%
     State Street Navigator Securities Lending Prime
       Portfolio(c) (Cost $1,399,779)............... 1,399,779   1,399,779
                                                               -----------

     TOTAL INVESTMENTS - 101.6%
     (Cost $89,940,330)                                         82,772,730

     Other Assets and Liabilities (net) - (1.6%)                (1,277,517)
                                                               -----------

     TOTAL NET ASSETS - 100.0%                                 $81,495,213
                                                               ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.
(c) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


     ---------------------------------------------------------------------------
     Security                                       Par            Value
     Description                                   Amount         (Note 2)
     ---------------------------------------------------------------------------

     Domestic Bonds & Debt Securities - 85.1%
     Advertising - 3.4%
     Ackerley Group, Inc. (The)
       9.000%, due 01/15/09..................... $ 1,500,000    $   1,599,375
     Getty Images, Inc., Convertible
       5.000%, due 03/15/07.....................     500,000          414,375
     Interpublic Group of Companies, Inc. (The),
       Convertible
      1.800%, due 09/16/04......................     600,000          570,000
      1.870%, due 06/01/06......................     750,000          594,375
     Lamar Media Corp.
       9.625%, due 12/01/06.....................   1,500,000        1,573,125
     R.H. Donnelley Corp.
       9.125%, due 06/01/08.....................   1,500,000        1,554,375
                                                                -------------
                                                                    6,305,625
                                                                -------------
     Aerospace & Defense - 2.7%
     Alliant Techsystems, Inc.
       8.500%, due 05/15/11(c)..................     750,000          783,750
     BE Aerospace, Inc.
       8.875%, due 05/01/11.....................   1,000,000          855,000
     Dyncorp, Inc.
       9.500%, due 03/01/07.....................   1,250,000        1,281,250
     Newport News Shipbuilding, Inc.
       9.250%, due 12/01/06.....................     500,000          526,250
     Raytheon Co.
       6.300%, due 03/15/05.....................   1,500,000        1,548,571
                                                                -------------
                                                                    4,994,821
                                                                -------------
     Airlines - 0.5%
     Continental Airlines, Inc.
       8.000%, due 12/15/05.....................   1,200,000        1,002,000
                                                                -------------
     Automotive - 3.5%
     AutoNation, Inc.
       9.000%, due 08/01/08 (144A)(a)...........     500,000          511,250
     Collins & Aikman Corp.
       11.500%, due 04/15/06(c).................   1,000,000          980,000
     Delco Remy International, Inc.
       11.000%, due 05/01/09....................   1,000,000        1,025,000
     Navistar International Corp. - Series B
       9.375%, due 06/01/06.....................   1,405,000        1,482,275
     Oshkosh Truck Corp.
       8.750%, due 03/01/08.....................   1,500,000        1,533,750
     Pennzoil-Quaker State Co.
       10.000%, due 11/01/08 (144A)(a)..........     750,000          787,500
     Tenneco Automotive, Inc.
      11.625%, due 10/15/09.....................     500,000          247,500
                                                                -------------
                                                                    6,567,275
                                                                -------------

     Banking - 1.1%
     Regions Financial Corp.
      7.000%, due 03/01/11......................   1,000,000        1,033,495

        ----------------------------------------------------------------------
        Security                                  Par            Value
        Description                              Amount         (Note 2)
        ----------------------------------------------------------------------

        Banking - continued
        Wachovia Corp.
         6.605%, due 10/01/25................. $ 1,000,000    $   1,047,874
                                                              -------------
                                                                  2,081,369
                                                              -------------
        Beverages, Food & Tobacco - 3.1%
        ConAgra Foods, Inc.
          6.000%, due 09/15/06................   1,000,000        1,024,341
        Dean Foods Co.
          6.625%, due 05/15/09................   1,100,000        1,019,357
        Del Monte Corp.
          9.250%, due 05/15/11................     500,000          525,000
        Dole Food Co., Inc.
          7.875%, due 07/15/13................   1,000,000          989,931
        Kraft Foods, Inc., - Class A
          4.625%, due 11/01/06................   1,200,000        1,175,271
        Land O' Lakes, Inc.
          8.750%, due 11/15/11 (144A)(a)......     500,000          485,000
        Michael Foods, Inc.
          11.750%, due 04/01/11...............     500,000          542,500
                                                              -------------
                                                                  5,761,400
                                                              -------------
        Building Materials - 1.1%
        American Standard, Inc.
          8.250%, due 06/01/09................   1,250,000        1,306,250
        Nortek, Inc.
          9.875%, due 06/15/11(c).............     750,000          746,250
                                                              -------------
                                                                  2,052,500
                                                              -------------
        Cable - 5.7%
        Century Communications Corp. - Class A
         9.500%, due 03/01/05.................   1,500,000        1,481,250
         8.375%, due 12/15/07.................     500,000          461,875
        Charter Communications Holdings LLC
          8.625%, due 04/01/09(c).............   1,000,000          967,500
         10.000%, due 04/01/09(c).............   1,000,000        1,031,250
         10.000%, due 05/15/11(c).............     500,000          511,250
        CSC Holdings, Inc.
          10.500%, due 05/15/16...............     300,000          327,000
        CSC Holdings, Inc., - Class A
          8.125%, due 08/15/09................   1,000,000        1,028,564
        Frontiervision LP/Capital
         11.000%, due 10/15/06................   1,000,000        1,036,250
         11.875%, due 09/15/07................   1,000,000        1,053,750
        Mediacom LLC
         8.500%, due 04/15/08.................   1,000,000        1,010,000
        NTL, Inc.
          0.000%/12.375%, due 10/01/08++......   1,250,000          318,750
        Renaissance Media Group
          0.000%/10.000%, due 04/15/08++......     750,000          603,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

        ----------------------------------------------------------------------
        Security                                  Par            Value
        Description                              Amount         (Note 2)
        ----------------------------------------------------------------------

        Cable - continued
        Telewest Communications Plc
          0.000% / 9.250%, due 04/15/09(c)++.. $ 1,500,000    $     665,625
                                                              -------------
                                                                 10,496,814
                                                              -------------
        Chemicals - 2.7%
        Airgas, Inc.
          9.125%, due 10/01/11................   1,000,000        1,060,000
        Ferro Corp.
          9.125%, due 01/01/09................   1,000,000        1,029,521
        Huntsman ICI Chemicals LLC
          10.125%, due 07/01/09...............     500,000          482,500
        IMC Global, Inc.
          11.250%, due 06/01/11...............   1,000,000        1,070,000
        OM Group, Inc.
          9.250%, due 12/15/11 (144A)(a)......     300,000          307,500
        Scotts Co. (The)
          8.625%, due 01/15/09................   1,000,000        1,030,000
                                                              -------------
                                                                  4,979,521
                                                              -------------
        Commercial Services - 4.3%
        Affymetrix, Inc.
          4.750%, due 02/15/07................     750,000          569,062
        Allied Waste North America, Inc.
          7.875%, due 01/01/09................   1,500,000        1,477,500
        Avis Group Holdings, Inc.
          11.000%, due 05/01/09...............   1,000,000        1,065,000
        Dun & Bradstreet Corp. (The)
          6.625%, due 03/15/06................     500,000          509,847
        Encompass Services Corp.
          10.500%, due 05/01/09 (144A)(a).....     500,000          327,500
        Heritage Media Corp.
          8.750%, due 02/15/06................   1,000,000        1,022,500
        Iron Mountain, Inc.
          8.625%, due 04/01/13................   1,000,000        1,045,000
        JMH Finance Ltd.
          4.750%, due 09/06/07 (144A)(a)......   1,500,000        1,434,375
        Unicco Service Co.
          9.875%, due 10/15/07(c).............     622,000          556,690
                                                              -------------
                                                                  8,007,474
                                                              -------------
        Communications - 5.4%
        American Tower Corp.
          9.375%, due 02/01/09 (144A)(a)(c)...     750,000          607,500
        Comverse Technology, Inc., Convertible
          1.500%, due 12/01/05................     900,000          691,875
        Crown Castle International Corp.
          9.375%, due 08/01/11 (144A)(a)(c)...     500,000          461,250
         10.750%, due 08/01/11(c).............   1,000,000          982,500
        Cyras Systems, Inc., Convertible
          4.500%, due 08/15/05 (144A)(a)......     500,000          585,000

        ---------------------------------------------------------------------
        Security                                 Par            Value
        Description                             Amount         (Note 2)
        ---------------------------------------------------------------------

        Communications - continued
        Echostar Broadband Corp.
          10.375%, due 10/01/07.............. $   600,000    $     631,500
        L-3 Communications Corp.
          10.375%, due 05/01/07..............   1,000,000        1,076,250
        L-3 Communications Holdings
          5.250%, due 06/01/09...............     200,000          259,250
        Nextel Communications, Inc.
          5.250%, due 01/15/10...............     700,000          426,125
         9.500%, due 02/01/11................   2,850,000        2,230,125
        Nextel Communications, Inc.
          0.000% / 9.950%, due 02/15/08++....   1,000,000          690,000
        SBA Communications Corp.
          10.250%, due 02/01/09..............     500,000          430,000
        Time Warner Telecom, Inc.
          10.125%, due 02/01/11(c)...........     300,000          242,250
        Williams Communications Group, Inc.
          11.875%, due 08/01/10..............   1,500,000          622,500
                                                             -------------
                                                                 9,936,125
                                                             -------------
        Computer Software & Processing - 1.5%
        Affiliated Computer Services, Inc.,
          Convertible
          3.500%, due 02/15/06 (144A)(a).....     500,000          697,500
        Juniper Networks, Inc.
          4.750%, due 03/15/07...............   1,000,000          730,000
        Mercury Interactive Corp.
          4.750%, due 07/01/07...............     700,000          574,000
        SanDisk Corp., Convertible
          4.500%, due 11/15/06 (144A)(a).....     250,000          255,938
        Unisys Corp.
          8.125%, due 06/01/06...............     500,000          500,000
                                                             -------------
                                                                 2,757,438
                                                             -------------
        Containers - 0.2%
        Owens-Illinois, Inc.
          7.850%, due 05/15/04(c)............     400,000          390,000
                                                             -------------
        Cosmetics & Personal Care - 0.2%
        Chattem, Inc.
          8.875%, due 04/01/08...............     427,000          409,920
                                                             -------------
        Electric Services - 0.2%
        Integrated Electric Services, Inc.
          9.375%, due 02/01/09...............     500,000          445,000
                                                             -------------
        Electric Utilities - 3.2%
        AES Corp. (The)
          9.500%, due 06/01/09...............   1,500,000        1,372,500
        Calpine Corp.
          7.875%, due 04/01/08...............   1,500,000        1,361,265
        Kansas City Power & Light Co.
          7.125%, due 12/15/05...............     500,000          520,602

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

       ------------------------------------------------------------------------
       Security                                    Par            Value
       Description                                Amount         (Note 2)
       ------------------------------------------------------------------------

       Electric Utilities - continued
       Midland Cogeneration Venture L.P.
         10.330%, due 07/23/02................. $    32,117    $      32,241
       PP&L, Inc.
         6.550%, due 03/01/06..................   1,250,000        1,278,303
       Virginia Electric & Power Co. - Series A
         7.000%, due 01/01/24..................     700,000          677,986
       Wisconsin Public Service Corp.
         6.125%, due 08/01/11..................     750,000          742,195
                                                               -------------
                                                                   5,985,092
                                                               -------------
       Electronics - 1.0%
       ASML Holding N.V., Convertible
         5.750%, due 10/15/06 (144A)(a)........     400,000          478,252
       LSI Logic Corp., Convertible
         4.000%, due 02/15/05..................   1,000,000          848,750
       Vitesse Semiconductor Corp.
         4.000%, due 03/15/05..................     700,000          547,750
                                                               -------------
                                                                   1,874,752
                                                               -------------
       Energy - 1.1%
       AEI Holding Co., Inc.
         10.500%, due 12/15/05 (144A)(a)(d)....   1,000,000          540,000
       PPL Energy Supply LLC
         6.400%, due 11/01/11 (144A)(a)........   1,500,000        1,399,340
                                                               -------------
                                                                   1,939,340
                                                               -------------
       Entertainment & Leisure - 3.1%
       Harrah's Operation Co., Inc.
         7.500%, due 01/15/09..................   1,700,000        1,720,847
       Mandalay Resort Group
         9.375%, due 02/15/10..................   1,000,000        1,001,250
       Mohegan Tribal Gaming Authority
         8.750%, due 01/01/09..................   1,500,000        1,560,000
       Six Flags, Inc.
         9.500%, due 02/01/09 (144A)(a)........   1,000,000        1,011,250
       Steinway Musical Instruments, Inc.
         8.750%, due 04/15/11 (144A)(a)(c).....     500,000          497,500
                                                               -------------
                                                                   5,790,847
                                                               -------------
       Financial Services - 2.3%
       Alamosa Delaware, Inc.
         12.500%, due 02/01/11(c)..............     850,000          871,250
        13.625%, due 08/15/11..................     500,000          527,500
       BISYS Group, Inc.
         4.000%, due 03/15/06 (144A)(a)........     500,000          588,750
       Credit Suisse First Boston New York
         2.000%, due 05/01/10..................     500,000          418,125
       Ford Motor Credit Co.
         7.250%, due 10/25/11(c)...............   1,500,000        1,462,204
       Merrill Lynch & Co., Inc.
         1.500%, due 12/15/05..................     500,000          449,100
                                                               -------------
                                                                   4,316,929
                                                               -------------

     ----------------------------------------------------------------------------
     Security                                        Par            Value
     Description                                    Amount         (Note 2)
     ----------------------------------------------------------------------------

     Food Retailers - 1.6%
     Great Atlantic & Pacific Tea Co., Inc. (The)
      7.750%, due 04/15/07....................... $   500,000    $     480,000
      9.125%, due 12/15/11.......................   1,000,000        1,007,500
     Ingles Markets, Inc.
       8.875%, due 12/01/11 (144A)(a)............     750,000          740,625
     Stater Brothers Holdings, Inc.
       10.750%, due 08/15/06.....................     650,000          676,000
                                                                 -------------
                                                                     2,904,125
                                                                 -------------
     Forest Products & Paper - 1.3%
     Fonda Group, Inc.
       9.500%, due 03/01/07......................     250,000          226,250
     International Paper Co.
       8.125%, due 07/08/05......................   1,000,000        1,081,867
     Stone Container Corp.
       9.250%, due 02/01/08 (144A)(a)............   1,000,000        1,060,000
                                                                 -------------
                                                                     2,368,117
                                                                 -------------
     Health Care Providers - 2.5%
     HealthSouth Corp.
       10.750%, due 10/01/08.....................     500,000          552,500
      8.375%, due 10/01/11 (144A)(a).............   1,000,000        1,035,000
     Leiner Health Products Group
       9.625%, due 07/01/07(d)...................   1,000,000          155,000
     Prime Medical Services, Inc.
       8.750%, due 04/01/08......................   1,000,000          930,000
     Triad Hospitals, Inc.
       8.750%, due 05/01/09......................     500,000          523,750
     Universal Health Services, Inc., Convertible
       0.426%, due 06/23/20......................   1,000,000          582,500
     Wellpoint Health Networks, Inc.
       0.000%, due 07/02/19+.....................   1,000,000          845,000
                                                                 -------------
                                                                     4,623,750
                                                                 -------------
     Heavy Machinery - 0.3%
     Briggs & Stratton Corp.
       8.875%, due 03/15/11......................     500,000          525,000
                                                                 -------------
     Home Construction, Furnishings & Appliances - 2.2%
     D.R. Horton, Inc.
       10.000%, due 04/15/06.....................   1,000,000        1,035,000
     Lennar Corp.
       7.625%, due 03/01/09......................   1,000,000        1,005,000
     MDC Holdings, Inc.
       8.375%, due 02/01/08......................   1,000,000        1,015,000
     Schuler Homes, Inc.
       9.375%, due 07/15/09......................     750,000          780,000
     Sealy Mattress Co., - Series B
       9.875%, due 12/15/07(c)...................     300,000          301,500
                                                                 -------------
                                                                     4,136,500
                                                                 -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

      -------------------------------------------------------------------------
      Security                                     Par            Value
      Description                                 Amount         (Note 2)
      -------------------------------------------------------------------------

      Insurance - 0.7%
      AdvancePCS
        8.500%, due 04/01/08................... $   500,000    $     522,500
      American International Group, Convertible
        0.500%, due 05/15/07(c)................     850,000          840,438
                                                               -------------
                                                                   1,362,938
                                                               -------------
      Lodging - 2.4%
      Aztar Corp.
        8.875%, due 05/15/07...................   1,000,000        1,037,500
      Felcor Lodging LP
        8.500%, due 06/01/11...................   1,001,000          965,965
      Hilton Hotels Corp.
        8.250%, due 02/15/11...................   1,000,000          972,470
      Park Place Entertainment Corp.
       7.875%, due 12/15/05....................   1,000,000          998,750
       9.375%, due 02/15/07(c).................     400,000          419,000
                                                               -------------
                                                                   4,393,685
                                                               -------------
      Media - Broadcasting & Publishing - 4.2%
      Allbritton Communications Co.
        9.750%, due 11/30/07...................   1,000,000        1,050,000
      EchoStar DBS Corp.
        9.125%, due 01/15/09 (144A)(a).........   1,000,000        1,007,500
      Fox Liberty Networks LLC
        8.875%, due 08/15/07...................   1,000,000        1,040,000
      Gray Communications Systems, Inc.
        10.625%, due 10/01/06..................     500,000          526,875
      Insight Communications Co., Inc.
        0.000% / 12.250%, due
        02/15/11(144A)(a)++....................   1,000,000          595,000
      Interep National Radio Sales, Inc.
        10.000%, due 07/01/08..................     850,000          556,750
      Liberty Media
        3.500%, due 01/15/31 (144A)(a).........   1,000,000          762,500
      PRIMEDIA, Inc.
        10.250%, due 06/01/04..................     425,000          403,750
      Sinclair Broadcast Group, Inc.
       10.000%, due 09/30/05(c)................   1,250,000        1,291,662
       8.750%, due 12/15/11 (144A)(a)..........     500,000          502,500
                                                               -------------
                                                                   7,736,537
                                                               -------------
      Medical - Biotechnology - 0.2%
      Packard BioScience Co.
        9.375%, due 03/01/07...................     400,000          422,500
                                                               -------------
      Medical Supplies - 1.2%
      Fisher Scientific International, Inc.
        9.000%, due 02/01/08...................   1,000,000        1,030,000
      Fresenius Med Cap Trust
        9.000%, due 12/01/06...................     500,000          516,250

       ------------------------------------------------------------------------
       Security                                    Par            Value
       Description                                Amount         (Note 2)
       ------------------------------------------------------------------------

       Medical Supplies - continued
       Fresenius Med Cap Trust II
         7.875%, due 02/01/08.................. $   550,000    $     552,750
       InSight Health Services Corp.
         9.875%, due 11/01/11 (144A)(a)........     150,000          156,000
                                                               -------------
                                                                   2,255,000
                                                               -------------
       Metals - 1.3%
       AK Steel Corp
         9.125%, due 12/15/06(c)...............     250,000          256,875
       Armco, Inc.
         9.000%, due 09/15/07..................     500,000          507,500
       Century Aluminum Co.
         11.750%, due 04/15/08 (144A)(a).......     250,000          260,000
       Lone Star Technologies, Inc., - Series B
         9.000%, due 06/01/11 (144A)(a)........     500,000          422,500
       Nortek, Inc.
         8.875%, due 08/01/08(c)...............     750,000          755,625
       WCI Steel, Inc.
         10.000%, due 12/01/04.................     500,000          267,500
                                                               -------------
                                                                   2,470,000
                                                               -------------
       Miscellaneous - 0.4%
       American Greetings Corp.
         11.750%, due 07/15/08 (144A)(a)(c)....     750,000          776,250
                                                               -------------
       Oil & Gas - 5.3%
       Anadarko Petroleum Corp.
         0.000%, due 03/07/20+.................   1,000,000          726,250
       Chesapeake Energy Corp.
         8.375%, due 11/01/08 (144A)(a)........     500,000          496,250
       Forest Oil Corp.
         8.000%, due 06/15/08..................   1,000,000        1,010,000
       KCS Energy, Inc.
         11.000%, due 01/15/03.................     750,000          750,000
       Kerr-McGee Corp., Convertible
         5.250%, due 02/15/10..................   1,000,000        1,120,000
       Key Energy Services, Inc.
         8.375%, due 03/01/08 (144A)(a)........     750,000          761,250
       Mission Resources Corp., - Series C
         10.875%, due 04/01/07 (144A)(a).......     650,000          588,250
       Parker Drilling Corp., - Series D
         9.750%, due 11/15/06..................   1,250,000        1,250,000
       Parker Drilling Corp., Convertible
         5.500%, due 08/01/04(c)...............   1,000,000          893,750
       Pogo Producing Corp.
         8.750%, due 05/15/07..................     500,000          513,750
       Stone Energy Corp.
         8.250%, due 12/15/11 (144A)(a)........     500,000          510,000
       XTO Energy, Inc., - Series B
         9.250%, due 04/01/07..................   1,250,000        1,312,500
                                                               -------------
                                                                   9,932,000
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

      --------------------------------------------------------------------------
      Security                                      Par            Value
      Description                                  Amount         (Note 2)
      --------------------------------------------------------------------------

      Pharmaceuticals - 2.0%
      AmerisourceBergen Corp.
        8.125%, due 09/01/08 (144A)(a).......... $   500,000    $     515,000
      Cell Therapeutics, Inc., Convertible
        5.750%, due 06/15/08 (144A)(a)..........     750,000          715,313
      IVAX Corp., Convertible
        5.500%, due 05/15/07....................   1,000,000        1,003,750
      Roche Holdings, Inc., Convertible
        0.000%, due 01/19/15 (144A)(a)+.........   2,000,000        1,472,500
                                                                -------------
                                                                    3,706,563
                                                                -------------
      Real Estate - 0.7%
      Host Marriott LP (REIT)
       9.500%, due 01/15/07 (144A)(a)...........     225,000          226,406
       9.250%, due 10/01/07(c)..................   1,000,000        1,001,250
                                                                -------------
                                                                    1,227,656
                                                                -------------
      Retailers - 0.9%
      Central Garden & Pet Co.
        6.000%, due 11/15/03....................     500,000          423,125
      Kmart Corp.
        9.875%, due 06/15/08 (144A)(a)..........     750,000          622,796
      Office Depot, Inc.
        10.000%, due 07/15/08...................     500,000          545,000
                                                                -------------
                                                                    1,590,921
                                                                -------------
      Telephone Systems - 3.8%
      Intermedia Communications of Florida, Inc.
        9.500%, due 03/01/09....................   1,000,000        1,076,250
      Level 3 Communications, Inc.
        11.000%, due 03/15/08(c)................   1,000,000          505,000
      Level 3 Communications, Inc.
        0.000% / 12.875%, due 03/15/10++........     157,000           36,895
      MasTec, Inc.
        7.750%, due 02/01/08(c).................     400,000          336,000
      Price Communications Wireless, Inc.
        9.125%, due 12/15/06....................     750,000          798,750
      SBA Communications Corp.
        0.000% / 12.000%, due 03/01/08++........   1,000,000          755,000
      TeleCorp PCS, Inc.
        10.625%, due 07/15/10...................   2,000,000        2,330,000
      Triton PCS, Inc.
        0.000% / 11.000%, due 05/01/03++........   1,000,000          910,000
      VoiceStream Wireless Corp.
        10.375%, due 11/15/09...................     325,000          370,500
                                                                -------------
                                                                    7,118,395
                                                                -------------
      Textiles, Clothing & Fabrics - 0.7%
      Interface, Inc.
        9.500%, due 11/15/05....................   1,000,000          900,000
      Levi Strauss & Co.
        11.625%, due 01/15/08(c)................     500,000          445,000
                                                                -------------
                                                                    1,345,000
                                                                -------------

        ----------------------------------------------------------------------
        Security                                  Par            Value
        Description                              Amount         (Note 2)
        ----------------------------------------------------------------------

        Tires & Rubber - 0.3%
        Goodyear Tire & Rubber Co.
          7.857%, due 08/15/11................ $   650,000    $     604,997
                                                              -------------
        Transportation - 0.5%
        United Parcel Services
          1.750%, due 09/27/07................   1,000,000          980,000
                                                              -------------
        U.S. Government Agency Mortgage Backed Securities - 6.3%
        Federal Home Loan Mortgage Corp.
         7.000%, due 07/15/05.................     700,000          761,291
         5.500%, due 07/15/06.................   3,000,000        3,086,166
        Federal National Mortgage Assoc.
          6.500%, due 10/01/31................   7,889,760        7,905,046
                                                              -------------
                                                                 11,752,503
                                                              -------------
        Total Domestic Bonds & Debt Securities
          (Cost $162,628,537)                                   158,326,679
                                                              -------------

        Foreign Bonds & Debt Securities - 5.2%
        Argentina - 0.2%
        Telefonica de Argentina S.A.,
          9.125%, due 05/07/08 (144A)(a)......     500,000          311,250
                                                              -------------
        Bermuda - 0.8%
        Elan Finance Corp. Ltd., (Yankee)
          0.000%, due 12/14/18+...............   2,000,000        1,417,500
        Global Crossings Holdings Ltd.,
          9.625%, due 05/15/08(c).............   1,000,000          120,000
                                                              -------------
                                                                  1,537,500
                                                              -------------
        Brazil - 0.3%
        Globo Comunicacoes Participation,
          10.625%, due 12/05/08 (144A)(a).....     750,000          504,375
                                                              -------------
        Canada - 1.8%
        Abitibi-Consolidated, Inc. (Yankee)
          8.550%, due 08/01/10................     750,000          791,710
        Rogers Cantel, Inc., (Yankee)
          8.300%, due 10/01/07................   1,000,000          980,000
        Rogers Wireless Communications, Inc.
          9.625%, due 05/01/11................     500,000          517,500
        Tembec Industries, Inc., (Yankee)
          8.625%, due 06/30/09................   1,000,000        1,045,000
                                                              -------------
                                                                  3,334,210
                                                              -------------
        Luxembourg - 0.4%
        Millicom International Cellular S.A.,
          (Yankee)
          13.500%, due 06/01/06...............   1,000,000          665,000
                                                              -------------
        Mexico - 0.8%
        Gruma S.A. de C.V., (Yankee)
          7.625%, due 10/15/07(c).............     500,000          471,250
        TV Azteca S.A., (Yankee)
          10.500%, due 02/15/07...............   1,000,000          975,000
                                                              -------------
                                                                  1,446,250
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

        ----------------------------------------------------------------------
        Security                                  Par            Value
        Description                              Amount         (Note 2)
        ----------------------------------------------------------------------

        Netherlands - 0.4%
        STMicroelectronics N.V., Convertible
          0.000%, due 09/22/09+............... $   500,000    $     501,875
        United Pan-Europe Communications N.V.,
          (Yankee)
          11.250%, due 11/01/09...............     500,000           67,500
        Versatel Telecom International N.V.,
          (Yankee)
          11.875%, due 07/15/09...............     650,000          224,250
                                                              -------------
                                                                    793,625
                                                              -------------
        United Kingdom - 0.5%
        Swiss Life Financial Ltd., Convertible
          2.000%, due 05/20/05................   1,000,000        1,036,250
                                                              -------------
        Total Foreign Bonds & Debt Securities
          (Cost $11,795,454)                                      9,628,460
                                                              -------------
        ----------------------------------------------------------------------
                                                 Shares
        ----------------------------------------------------------------------

        Common and Preferred Stocks - 3.4%
        Aerospace & Defense - 0.2%
        Raytheon Co. Convertible Preferred....       6,000          334,500
                                                              -------------
        Communications - 0.5%
        Cox Communications, Inc. - Class A,
          Convertible Preferred...............      17,000          971,550
                                                              -------------
        Electric Utilities - 0.5%
        AES Trust VII Convertible Preferred...      10,000          285,000
        Dominion Resources, Inc. Convertible
          Preferred...........................      10,000          597,200
                                                              -------------
                                                                    882,200
                                                              -------------
        Electronics - 0.0%
        DecisionOne Corp.(b)*.................          66                0
                                                              -------------
        Entertainment & Leisure - 0.4%
        Six Flags, Inc........................      30,000          716,250
                                                              -------------
        Financial Services - 0.6%
        Equity Securities Trust I
          Convertible Preferred*..............      10,000          445,000
        Morgan Stanley Dean Witter & Co.......      30,000          189,000
        Washington Mutual, Inc.
          Convertible Preferred(c)............      10,000          478,750
                                                              -------------
                                                                  1,112,750
                                                              -------------
        Forest Products & Paper - 0.3%
        Georgia-Pacific Group.................      15,000          466,350
                                                              -------------
        Health Care Providers - 0.2%
        Anthem, Inc. Convertible Preferred*...       5,700          364,800
                                                              -------------

        Industrial - Diversified - 0.0%
        Safelite Realty Corp.(b)*.............         436            1,247

      --------------------------------------------------------------------------
      Security                                                     Value
      Description                                  Shares         (Note 2)
      --------------------------------------------------------------------------

      Industrial - Diversified - continued
      Safelite Glass Corp. - Class B(b)*........       6,452    $       1,250
                                                                -------------
                                                                        2,497
                                                                -------------
      Insurance - 0.4%
      ACE, Ltd. Convertible Preferred...........      10,000          817,000
                                                                -------------
      Media - Broadcasting & Publishing - 0.1%
      Sinclair Broadcast Group, Inc. - Series D,
        Convertible Preferred(c)................       8,500          240,550
                                                                -------------
      Transportation - 0.2%
      Canadian National Railway Co.
        Convertible Preferred...................       7,000          458,500
                                                                -------------
      Total Common and Preferred Stocks
        (Cost $7,901,278)                                           6,366,947
                                                                -------------
      Warrants - 0.0%
      Cable - 0.0%
      NTL, Inc. (expiring 10/14/08)(144A)(a)*...         522               26
      Industrial - Diversified - 0.0%
      Safelite Glass Corp. - Class A
        (expiring 09/29/06)(b)*.................      15,811            1,251
      Safelite Glass Corp. - Class B
        (expiring 09/29/07)(b) *................      10,541            1,250
                                                                -------------
                                                                        2,501
                                                                -------------
      Medical Supplies - 0.0%
      Urohealth Systems, Inc.
        (expiring 04/10/04)(144A)(a)(b)*........         250                0
                                                                -------------
      Total Warrants (Cost $509,177)                                    2,527
                                                                -------------
      --------------------------------------------------------------------------
                                                 Par/Shares
                                                   Amount
      --------------------------------------------------------------------------

      Short-Term Investments - 12.1%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/01
        at 0.75% to be repurchased at
        $7,793,325 on 1/02/02 collateralized by
        $7,980,000 FHLMC 2.21% due 11/26/02
        with a value of $7,952,908.............. $ 7,793,000        7,793,000
      State Street Navigator Lending
        Prime Portfolio(e)......................  14,619,770       14,619,770
                                                                -------------
      Total Short-Term Investments
        (Cost $22,412,770)                                         22,412,770
                                                                -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

          -----------------------------------------------------------
          Security                                         Value
          Description                                     (Note 2)
          -----------------------------------------------------------

          TOTAL INVESTMENTS - 105.8%
          (Cost $205,247,216)                           $196,737,383

          Other Assets and Liabilities (net) - (5.8%)    (10,733,740)
                                                        ------------

          TOTAL NET ASSETS - 100.0%                     $186,003,643
                                                        ============

Portfolio Footnotes:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(c) All or a portion of security out on loan.

(d) Security is in default.

(e) Represents investment of collateral received from securities lending transactions.

+   Zero coupon bond.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

FHLMC - Federal Home Loan Mortgage Corp.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolio's holdings at December 31, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                         % of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency         7.79%
                 AA                                       1.52
                 A                                        4.87
                 BBB                                     16.28
                 BB                                      22.50
                 B                                       39.24
                 Below B                                  4.15
                 Equities/Other                           3.65
                                                         -----
                 Total:                                  100.0%
                                                         =====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)



        ---------------------------------------------------------------
        Security                                              Value
        Description                                 Shares   (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 97.2%
        Automotive - 3.2%
        Dana Corp..................................  46,900 $   650,972
        Genuine Parts Co...........................  62,300   2,286,410
                                                            -----------
                                                              2,937,382
                                                            -----------
        Beverages, Food & Tobacco - 3.7%
        Archer-Daniels-Midland Co.................. 144,040   2,066,974
        Corn Products International, Inc...........  37,800   1,332,450
                                                            -----------
                                                              3,399,424
                                                            -----------
        Chemicals - 11.0%
        Crompton Corp.............................. 220,000   1,980,000
        Eastman Chemical Co........................  51,800   2,021,236
        IMC Global, Inc............................ 173,900   2,260,700
        Potash Corporation of Saskatchewan, Inc.(a)  30,200   1,853,676
        Solutia, Inc.(a)........................... 145,600   2,041,312
                                                            -----------
                                                             10,156,924
                                                            -----------
        Computer Software & Processing - 1.5%
        Sybase, Inc.*..............................  85,800   1,352,208
                                                            -----------
        Containers & Packaging - 4.7%
        Ball Corp..................................  24,700   1,746,290
        Pactiv Corp.*.............................. 145,800   2,587,950
                                                            -----------
                                                              4,334,240
                                                            -----------
        Electric Utilities - 9.1%
        Ameren Corp.(a)............................  43,900   1,856,970
        CMS Energy Corp.(a)........................  82,500   1,982,475
        Niagara Mohawk Holdings, Inc.*(a)..........  47,500     842,175
        Northeast Utilities........................ 103,800   1,829,994
        TECO Energy, Inc.(a).......................  70,800   1,857,792
                                                            -----------
                                                              8,369,406
                                                            -----------
        Electrical Equipment - 1.2%
        Grainger (W.W.), Inc.......................  22,600   1,084,800
                                                            -----------
        Entertainment & Leisure - 1.3%
        Harrah's Entertainment, Inc.*(a)...........  32,000   1,184,320
                                                            -----------
        Forest Products & Paper - 2.2%
        Georgia-Pacific Group(a)...................  74,300   2,051,423
                                                            -----------
        Health Care Providers - 4.7%
        Anthem, Inc.*(a)...........................   5,700     282,150
        Caremark Rx, Inc.*(a)...................... 131,400   2,143,134
        Trigon Healthcare, Inc.*(a)................  27,100   1,882,095
                                                            -----------
                                                              4,307,379
                                                            -----------
        Home Construction, Furnishings & Appliances - 1.4%
        Leggett & Platt, Inc.(a)...................  57,700   1,327,100
                                                            -----------
        Household Products - 4.8%
        Newell Rubbermaid, Inc.(a).................  66,400   1,830,648
        Snap-On, Inc...............................  75,500   2,541,330
                                                            -----------
                                                              4,371,978
                                                            -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Insurance - 13.0%
           ACE, Ltd.(a)..........................  58,600 $ 2,352,790
           Everest Reinsurance Group, Ltd.(a)....  26,600   1,880,620
           Health Net, Inc.*..................... 110,300   2,402,334
           PartnerRe, Ltd.(a)....................  37,100   2,003,400
           Transatlantic Holdings, Inc...........  11,900   1,082,900
           XL Capital, Ltd. - Class A(a).........  24,900   2,274,864
                                                          -----------
                                                           11,996,908
                                                          -----------
           Medical Supplies - 5.4%
           Becton Dickinson & Co.................  41,500   1,375,725
           Boston Scientific Corp.*.............. 107,400   2,590,488
           St. Jude Medical, Inc.*...............  12,500     970,625
                                                          -----------
                                                            4,936,838
                                                          -----------
           Metals - 3.3%
           Hubbell, Inc..........................  63,400   1,862,692
           Timken Co.............................  75,200   1,216,736
                                                          -----------
                                                            3,079,428
                                                          -----------
           Oil & Gas - 8.4%
           Dynegy, Inc. - Class A................  94,384   2,406,792
           EOG Resources, Inc....................  53,000   2,072,830
           Kerr-McGee Corp.......................  32,300   1,770,040
           Southwest Gas Corp.(a)................  65,400   1,461,690
                                                          -----------
                                                            7,711,352
                                                          -----------
           Pharmaceuticals - 2.5%
           Mylan Laboratories, Inc.(a)...........  61,200   2,295,000
                                                          -----------
           Real Estate - 2.2%
           Healthcare Realty Trust, Inc. (REIT)..  71,555   2,003,540
                                                          -----------
           Restaurants - 1.9%
           CBRL Group, Inc.......................  60,000   1,766,400
                                                          -----------
           Retailers - 9.2%
           Albertson's, Inc.(a)..................  34,000   1,070,660
           Big Lots, Inc.*....................... 120,700   1,255,280
           J.C. Penney Co., Inc..................  75,800   2,039,020
           K-Mart Corp.*(a)...................... 260,200   1,420,692
           May Department Stores Co..............  26,100     965,178
           Office Depot, Inc.*...................  92,500   1,714,950
                                                          -----------
                                                            8,465,780
                                                          -----------
           Textiles, Clothing & Fabrics - 2.5%
           Tommy Hilfiger Corp.*................. 167,500   2,303,125
                                                          -----------
           Total Common Stocks (Cost $74,894,153)          89,434,955
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                              Par/Shares     Value
        Description                             Amount      (Note 2)
        ---------------------------------------------------------------

        Short-Term Investments - 29.0%
        State Street Bank and Trust Co.,
          Repurchase Agreement, dated
          12/31/01 at 0.50% to be
          repurchased at $3,906,109 on
          1/02/02 collateralized by
          $4,020,000 FNMA 2.92% due
          11/14/03 with a value of $3,987,884 $ 3,906,000 $  3,906,000
        State Street Navigator Securities
          Lending Prime Portfolio (b)........  22,719,738   22,719,738
                                                          ------------
        Total Short-Term Investments
        (Cost $26,625,738)                                  26,625,738
                                                          ------------

        TOTAL INVESTMENTS - 126.2%
        (Cost $101,519,891)                                116,060,693

        Other Assets and Liabilities (net) -
         (26.2%)                                           (24,072,469)
                                                          ------------

        TOTAL NET ASSETS - 100.0%                         $ 91,988,224
                                                          ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                           Shares  (Note 2)
            --------------------------------------------------------

            Common Stocks - 94.8%
            Aerospace & Defense - 0.1%
            DRS Technologies, Inc.*..............  1,100 $    39,215
                                                         -----------
            Airlines - 1.9%
            Frontier Airlines, Inc.*............. 18,900     321,300
            SkyWest, Inc......................... 15,400     391,930
                                                         -----------
                                                             713,230
                                                         -----------
            Apparel Retailers - 2.7%
            American Eagle Outfitters, Inc.*.....  4,200     109,914
            Chico's FAS, Inc.*(a)................  7,300     289,810
            Children's Place Retail Stores, Inc.*  8,000     217,200
            Christopher & Banks Corp.*...........  3,100     106,175
            Pacific Sunwear of California, Inc.*. 15,450     315,489
                                                         -----------
                                                           1,038,588
                                                         -----------
            Banking - 1.2%
            CompuCredit Corp.*................... 15,300     179,928
            IndyMac Bancorp, Inc.*...............  5,800     135,604
            Silicon Valley Bancshares*...........  6,000     160,380
                                                         -----------
                                                             475,912
                                                         -----------
            Beverages, Food & Tobacco - 1.1%
            Performance Food Group Co.*(a).......  8,500     298,945
            United Natural Foods, Inc.*..........  4,700     117,500
                                                         -----------
                                                             416,445
                                                         -----------
            Building Materials - 1.0%
            Insight Enterprises, Inc.*(a)........ 16,100     396,060
                                                         -----------
            Chemicals - 0.8%
            OM Group, Inc........................  4,500     297,855
                                                         -----------
            Commercial Services - 15.2%
            Bio-Technology General Corp.*........ 20,600     169,538
            Career Education Corp.*..............  8,900     305,092
            CellStar Corp.*...................... 50,900      42,756
            Core Laboratories N.V.*(a)........... 15,070     211,281
            Corinthian Colleges, Inc.*...........  5,000     204,450
            Corporate Executive Board Co.*....... 14,400     528,480
            Critical Path, Inc.*.................  8,100      22,194
            Edison Schools, Inc. - Class A*(a)...  4,700      92,355
            Education Management Corp.*..........  4,100     148,625
            EGL, Inc.*(a)........................  7,700     107,415
            First Consulting Group, Inc.*........  9,100     142,415
            Forrester Research, Inc.*............  7,800     157,092
            G & K Services, Inc. - Class A....... 17,300     558,790
            Iron Mountain, Inc.*................. 14,400     630,720
            ITT Educational Services, Inc.*......  4,500     165,915
            Labor Ready, Inc.*...................  8,700      44,457
            Lexent, Inc.*........................  4,000      25,000
            Management Network Group, Inc.*......  4,200      28,980
            NCO Group, Inc.*(a).................. 10,600     242,740
            NDCHealth Corp.......................  5,900     203,845
            On Assignment, Inc.*.................  9,600     220,512

           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Commercial Services - continued
           Pegasus Solutions, Inc.*.............. 10,250 $   145,550
           Quintiles Transnational Corp.*........  8,600     138,030
           Seattle Genetics, Inc.*(a)............  5,700      32,490
           Steiner Leisure, Ltd.*................ 12,700     269,875
           Sylvan Learning Systems, Inc.*........  6,100     134,627
           TeleTech Holdings, Inc.*.............. 37,400     535,942
           Tetra Tech, Inc.*(a)..................  8,750     174,213
           Tier Technologies, Inc. - Class B*(a).  4,800     103,488
                                                         -----------
                                                           5,786,867
                                                         -----------
           Communications - 2.3%
           Cable Design Technologies Corp.*...... 16,400     224,352
           Comtech Telecommunications Corp.*(a).. 10,200     126,480
           Gentner Communications Corp.*(a)......  3,600      60,048
           Lantronix, Inc.*(a)...................  9,100      57,512
           Metawave Communications Corp.*........  8,600      26,832
           Plantronics, Inc.*.................... 13,600     348,704
           StockerYale, Inc.*(a).................  1,900      21,071
                                                         -----------
                                                             864,999
                                                         -----------
           Computer Software & Processing - 8.2%
           Acxiom Corp.*(a)...................... 20,500     358,135
           BSQUARE Corp.*........................  7,100      29,607
           CyberSource Corp.*(a).................  6,500      11,440
           Documentum, Inc.*..................... 14,600     317,112
           DoubleClick, Inc.*....................  3,400      38,556
           e.College.com, Inc.*.................. 20,900      66,253
           eFunds Corp.*......................... 11,300     155,375
           eMerge Interactive, Inc. - Class A*(a) 15,600      20,765
           EXE Technologies, Inc.*(a)............  9,000      45,810
           Intergraph Corp.*..................... 18,400     252,816
           Intrado, Inc.*(a).....................  2,100      56,280
           Manhattan Associates, Inc.*(a)........  2,200      64,130
           Numerical Technologies, Inc.*.........  4,900     172,480
           Open Text Corp.*(a)...................  4,100     121,196
           Phoenix Technologies Ltd.*............ 10,100     117,564
           Realnetworks, Inc.*(a)................  6,900      40,986
           Riverdeep Group Plc (ADR)*(a).........  4,900      82,369
           RSA Security, Inc.*(a)................  8,350     145,791
           Rudolph Technologies, Inc.*(a)........  3,300     113,256
           S1 Corp.*............................. 27,100     438,478
           Saba Software, Inc.*(a)............... 15,300      79,866
           SmartForce Plc (ADR)*(a)..............  7,300     180,675
           THQ, Inc.*(a).........................    150       7,271
           Verity, Inc.*(a)......................  4,200      85,050
           Virage, Inc.*.........................  3,900      12,909
           WatchGuard Technologies, Inc.*........ 16,300     106,113
                                                         -----------
                                                           3,120,283
                                                         -----------
           Computers & Information - 4.0%
           Advanced Digital Information Corp.*... 36,900     591,876

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Computers & Information - continued
         Cray, Inc.*(a)............................. 39,800 $    74,426
         InFocus Corp.*(a)..........................  6,600     145,332
         Interlink Electronics, Inc.*...............  1,900       8,227
         Mercury Computer Systems, Inc.*............  2,500      97,775
         MICROS Systems, Inc.*......................  6,800     170,680
         RadiSys Corp.*............................. 19,500     383,370
         SkillSoft Corp.*...........................  1,900      49,248
                                                            -----------
                                                              1,520,934
                                                            -----------
         Electrical Equipment - 1.8%
         Analogic Corp..............................  6,700     258,017
         FLIR Systems, Inc.*........................  3,500     132,720
         Technitrol, Inc............................  8,500     234,770
         Universal Electronics, Inc.*...............  3,500      60,235
                                                            -----------
                                                                685,742
                                                            -----------
         Electronics  - 4.4%
         AstroPower, Inc.*(a).......................  3,400     137,462
         Aware, Inc.*...............................  4,200      34,860
         AXT, Inc...................................  7,400     106,782
         Cabot Microelectronics Corp.*(a)...........  1,100      87,175
         CTS Corp...................................  4,100      65,190
         Dionex Corp.*..............................  2,700      68,877
         Drexler Technology Corp.*..................  1,700      40,409
         EMS Technologies, Inc.*....................  3,700      59,496
         Fairchild Semiconductor Corp. - Class A*...  6,200     174,840
         Lecroy Corp.*..............................  3,400      61,880
         Microtune, Inc.*...........................  3,200      75,072
         Molecular Devices Corp.*(a)................  7,300     152,351
         Multilink Technology Corp. - Class A*......  3,000      19,440
         Oak Technology, Inc.*(a)................... 16,700     229,625
         Read-Rite Corp.*(a)........................ 29,100     192,351
         Silicon Storage Technology, Inc.*.......... 11,700     112,788
         SLI, Inc................................... 21,700      56,637
                                                            -----------
                                                              1,675,235
                                                            -----------
         Energy - 0.0%
         FuelCell Energy, Inc.*.....................    900      16,326
                                                            -----------
         Entertainment & Leisure - 0.6%
         Bally Total Fitness Holdings Corp.*(a)..... 10,000     215,600
                                                            -----------
         Financial Services - 0.9%
         Federal Agricultural Mortgage Corp. (Farmer
           Mac) - Class C*..........................  3,300     133,650
         Metris Companies, Inc.(a)..................  7,500     192,825
                                                            -----------
                                                                326,475
                                                            -----------
         Health Care Providers - 6.2%
         Centene Corp.*(a)..........................  5,500     120,725
         Collateral Therapeutics, Inc.*(a)..........  4,800      30,048
         Hanger Orthopedic Group, Inc.*............. 14,100      84,600
         Healthcare Services Group, Inc.*........... 15,550     160,165

          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Health Care Providers - continued
          LifePoint Hospitals, Inc*(a).............  7,200 $   245,088
          Matria Healthcare, Inc.*.................  8,750     303,012
          Mid Atlantic Medical Services, Inc.*..... 12,200     276,940
          Pharmaceutical Product Development, Inc.* 11,800     381,258
          Province Healthcare Co.*(a).............. 11,000     339,460
          Renal Care Group, Inc.*(a)............... 10,500     337,050
          Res-Care, Inc.*(a).......................  7,600      67,260
                                                           -----------
                                                             2,345,606
                                                           -----------
          Heavy Machinery - 1.1%
          Flow International Corp.*................ 12,000     148,440
          Semitool, Inc.*.......................... 22,700     260,596
                                                           -----------
                                                               409,036
                                                           -----------
          Home Construction, Furnishings & Appliances - 3.0%
          Beazer Homes USA, Inc.*(a)...............  2,300     168,291
          Crossmann Communities, Inc............... 10,400     343,200
          M.D.C. Holdings, Inc.(a).................  8,184     309,273
          Pulte Corp.*(a)..........................  2,100      93,807
          Standard Pacific Corp.(a)................ 10,000     243,200
                                                           -----------
                                                             1,157,771
                                                           -----------
          Insurance - 1.4%
          AdvancePCS*(a)...........................  7,180     210,733
          Hooper Holmes, Inc....................... 38,300     342,785
                                                           -----------
                                                               553,518
                                                           -----------
          Media - Broadcasting & Publishing - 0.9%
          Information Holdings, Inc.*(a)...........  7,800     220,818
          Regent Communications, Inc.*............. 19,000     128,250
                                                           -----------
                                                               349,068
                                                           -----------
          Medical Supplies - 6.5%
          ATS Medical, Inc.*....................... 23,700     125,610
          Bio-Rad Laboratories, Inc. - Class A*....    800      50,640
          Coherent, Inc.*.......................... 18,700     578,204
          Diagnostic Products Corp.................  3,700     162,615
          Ionics, Inc.*............................  1,300      39,039
          Northwest Biotherapeutics, Inc.*.........  3,700      18,500
          Novoste Corp.*........................... 16,000     139,840
          Ocular Sciences, Inc.*...................  7,200     167,760
          Orthofix International N.V.*............. 12,300     456,361
          Radiance Medical Systems, Inc.*..........  9,500      15,390
          SangStat Medical Corp.*..................  3,900      76,596
          SonoSite, Inc.*..........................  7,700     197,813
          Techne Corp.*............................  8,300     305,855
          Theragenics Corp.*....................... 13,100     129,166
                                                           -----------
                                                             2,463,389
                                                           -----------
          Metals - 0.9%
          Matthews International Corp. - Class A... 14,200     349,036
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Mining - 1.5%
         North American Palladium Ltd.*............. 17,000 $    99,960
         Stillwater Mining Co.*..................... 25,200     466,200
                                                            -----------
                                                                566,160
                                                            -----------
         Miscellaneous - 1.7%
         Armor Holdings, Inc.*...................... 22,700     612,673
         Student Advantage, Inc.*(a)................ 26,900      33,894
                                                            -----------
                                                                646,567
                                                            -----------
         Oil & Gas - 4.7%
         Cal Dive International, Inc.*..............  8,000     197,440
         Evergreen Resources, Inc.*(a)..............  8,500     328,185
         EXCO Resources, Inc.*...................... 12,500     210,000
         Patina Oil & Gas Corp......................  5,100     140,250
         Prima Energy Corp.*........................  3,100      67,425
         Remington Oil & Gas Corp.*.................  5,900     102,070
         Seitel, Inc.*(a)........................... 14,700     199,920
         Stone Energy Corp.*........................  2,900     114,550
         Vintage Petroleum, Inc..................... 18,400     265,880
         XTO Energy, Inc.(a)........................  9,950     174,125
                                                            -----------
                                                              1,799,845
                                                            -----------
         Pharmaceuticals - 10.5%
         Albany Molecular Research, Inc.*(a)........ 11,200     296,688
         Alpharma, Inc. - Class A...................  8,300     219,535
         Barr Laboratories, Inc.*(a)................  4,750     376,960
         Bradley Pharmaceuticals, Inc. - Class A*(a)  4,500      93,375
         Cell Therapeutics, Inc.*...................  7,100     171,394
         Charles River Laboratories Intl., Inc.*....  1,800      60,264
         COR Therapeutics, Inc.*(a).................  9,300     222,549
         Corixa Corp.*(a)........................... 17,600     265,232
         Endo Pharmaceuticals Holdings, Inc.*....... 16,900     197,223
         Galen Holdings Plc (ADR)...................  2,300      94,760
         ILEX Oncology, Inc.*(a)....................  7,400     200,096
         K-V Pharmaceutical Co. - Class A*..........  8,300     244,850
         Ligand Pharmaceuticals, Inc. - Class B*(a). 13,100     234,490
         Medicines Co. (The)*(a)....................  5,400      62,586
         Medicis Pharmaceutical Corp. - Class A*....  4,700     303,573
         Noven Pharmaceuticals, Inc.*............... 11,200     198,800
         QLT, Inc.*(a)..............................  4,800     121,968
         Scios, Inc.*(a)............................  6,300     149,751
         SICOR, Inc.*............................... 22,300     349,664
         SuperGen, Inc.*............................ 10,400     148,928
                                                            -----------
                                                              4,012,686
                                                            -----------
         Real Estate - 0.7%
         Catellus Development Corp.*................  5,200      95,680
         Healthcare Realty Trust, Inc. (REIT).......  6,400     179,200
                                                            -----------
                                                                274,880
                                                            -----------

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Restaurants - 1.7%
         Applebee's International, Inc.............  5,050 $   172,710
         Cheesecake Factory, Inc. (The)*...........  5,800     201,666
         Jack in the Box, Inc.*(a).................  9,300     256,122
                                                           -----------
                                                               630,498
                                                           -----------
         Retailers - 2.7%
         Alloy Online, Inc.*(a)....................  7,700     165,781
         Cost Plus, Inc.*..........................  6,150     162,975
         Electronics Boutique Holdings Corp.*......  2,900     115,826
         Factory 2-U Stores, Inc.*.................  2,600      52,104
         Group 1 Automotive, Inc.*.................    900      25,659
         MSC Industrial Direct Co., Inc. - Class A* 23,900     472,025
         The Finish Line, Inc. - Class A*..........  1,700      25,993
                                                           -----------
                                                             1,020,363
                                                           -----------
         Telephone Systems - 0.3%
         Lightbridge, Inc.*........................  6,000      72,900
         Talk America Holdings, Inc.*.............. 26,500      10,865
         West Corp.*...............................  1,200      29,928
                                                           -----------
                                                               113,693
                                                           -----------
         Textiles, Clothing & Fabrics - 4.8%
         Cutter & Buck, Inc.*(a)...................  9,600      36,096
         Kenneth Cole Productions, Inc. - Class A*.    400       7,080
         Quiksilver, Inc.*(a)...................... 23,800     409,360
         Tarrant Apparel Group*.................... 15,400      84,392
         Timberland Co. (The) - Class A*(a)........ 21,400     793,512
         Tropical Sportswear International Corp.*.. 17,100     320,625
         Vans, Inc.*............................... 13,400     170,716
                                                           -----------
                                                             1,821,781
                                                           -----------
         Total Common Stocks (Cost $37,540,830)             36,103,663
                                                           -----------

         Convertible Notes - 0.5%
         Oil & Gas - 0.5%
         EXCO Resources, Inc. 5.00%, Convertible
           preferred to 05/23/03 (Cost $226,800)... 10,800     189,108
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                     Par/Shares   Value
      Description                                    Amount    (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 28.7%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/01 at
        0.50% to be repurchased at $1,582,044 on
        1/02/02 collateralized by $1,550,000
        FNMA 4.75% due 03/15/03 with a value of
        $1,613,938................................ $1,582,000 $ 1,582,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  9,327,221   9,327,221
                                                              -----------
      Total Short-Term Investments
        (Cost $10,909,221)........................             10,909,221
                                                              -----------

      TOTAL INVESTMENTS - 124.0%
      (Cost $48,676,851)                                       47,201,992

      Other Assets and Liabilities (net) - (24.0%)             (9,132,121)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $38,069,871
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

       ------------------------------------------------------------------
       Security                                                  Value
       Description                                      Shares  (Note 2)
       ------------------------------------------------------------------

       Common Stocks - 97.5%
       Advertising - 0.7%
       Lamar Advertising Co.*.......................... 1,600  $   67,744
                                                               ----------
       Banking - 2.0%
       AmeriCredit Corp.*.............................. 1,900      59,945
       Capital One Financial Corp...................... 1,500      80,925
       Zions Bancorporation............................   800      42,064
                                                               ----------
                                                                  182,934
                                                               ----------
       Beverages, Food & Tobacco - 0.5%
       Pepsi Bottling Group, Inc. (The)................ 1,900      44,650
                                                               ----------
       Commercial Services - 7.1%
       Celgene Corp.*.................................. 1,100      35,112
       CNF, Inc.(a).................................... 2,900      97,295
       Concord EFS, Inc.*(a)........................... 4,300     140,954
       Convergys Corp.*................................ 2,000      74,980
       Education Management Corp.*..................... 1,100      39,875
       Iron Mountain, Inc.*............................ 2,900     127,020
       Tech Data Corp.*................................ 1,300      56,264
       Ticketmaster Group. Inc. - Class B*(a).......... 4,000      65,560
       Wind River Systems, Inc.*....................... 1,400      25,074
                                                               ----------
                                                                  662,134
                                                               ----------
       Communications - 3.9%
       Crown Castle International Corp.*(a)............ 7,100      75,828
       L-3 Communications Holdings, Inc.*(a)........... 1,600     144,000
       UTStarcom, Inc.*(a)............................. 2,900      82,650
       XM Satelite Radio Holdings, Inc. - Class A*(a).. 3,400      62,424
                                                               ----------
                                                                  364,902
                                                               ----------
       Computer Software & Processing - 13.2%
       Affiliated Computer Services, Inc. - Class A*(a) 1,100     116,743
       Cadence Design Systems, Inc.*(a)................ 3,000      65,760
       CSG Systems International, Inc.*................ 1,500      60,675
       EarthLink, Inc.*................................ 7,500      91,275
       Electronic Arts, Inc.*(a)....................... 1,500      89,925
       Informatica Corp.*.............................. 3,800      55,138
       Interwoven, Inc.*............................... 3,900      37,986
       Intuit, Inc.*................................... 2,800     119,784
       Lawson Software, Inc.*.......................... 2,800      44,100
       Manhattan Associates, Inc.*(a).................. 2,400      69,960
       Mercury Interactive Corp.*...................... 1,200      40,776
       Peoplesoft, Inc.*............................... 1,100      44,220
       Peregrine Systems, Inc.*........................ 4,100      60,803
       RSA Security, Inc.*(a).......................... 2,800      48,888
       Sungard Data Systems, Inc.*..................... 5,100     147,543
       Symantec Corp.*................................. 1,300      86,229
       VeriSign, Inc.*(a).............................. 1,200      45,648
                                                               ----------
                                                                1,225,453
                                                               ----------
       Computers & Information - 0.5%
       Advanced Digital Information Corp.*............. 2,700      43,308
                                                               ----------

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Electric Utilities - 0.5%
         Calpine Corp.*(a).........................  2,900 $    48,691
                                                           -----------
         Electronics - 3.7%
         ATI Technologies, Inc.*...................  3,600      45,720
         Celestica, Inc.*(a).......................  2,200      88,858
         Integrated Circuit Systems, Inc.*(a)......  2,100      47,439
         Intersil Corp. - Class A*.................  2,100      67,725
         Microchip Technology, Inc.*...............  1,100      42,614
         RF Micro Devices, Inc.*...................    500       9,615
         Semtech Corp.*............................    100       3,569
         Symbol Technologies, Inc..................  2,600      41,288
                                                           -----------
                                                               346,828
                                                           -----------
         Entertainment & Leisure - 1.4%
         International Game Technology*(a).........  1,900     129,770
                                                           -----------
         Health Care Providers - 8.5%
         Anthem, Inc.*(a)..........................  3,500     173,250
         Caremark Rx, Inc.*........................ 14,100     229,971
         Laboratory Corporation of America
           Holdings*(a)............................  2,500     202,125
         Province Healthcare Co.*(a)...............  3,000      92,580
         Triad Hospitals, Inc.*....................  3,300      96,855
                                                           -----------
                                                               794,781
                                                           -----------
         Heavy Machinery - 0.7%
         Weatherford International, Inc.*(a).......  1,700      63,342
                                                           -----------
         Home Construction, Furnishings & Appliances - 2.7%
         American Standard Cos, Inc.*..............    600      40,938
         Gemstar-TV Guide Intl., Inc.*.............  1,700      47,090
         Harman International Industries, Inc......  1,700      76,670
         Pulte Corp.*..............................  2,000      89,340
                                                           -----------
                                                               254,038
                                                           -----------
         Insurance - 9.0%
         Ambac Financial Group, Inc................  1,600      92,576
         Arthur J. Gallagher & Co..................  4,000     137,960
         HCC Insurance Holdings, Inc...............  6,500     179,075
         RenaissanceRe Holdings, Ltd...............  1,500     143,100
         UnitedHealth Group, Inc...................  1,900     134,463
         XL Capital, Ltd. - Class A................  1,600     146,176
                                                           -----------
                                                               833,350
                                                           -----------
         Media - Broadcasting & Publishing - 3.2%
         Adelphia Communications Corp. - Class A(a)  2,900      90,422
         Charter Communications, Inc. - Class A*(a)  6,600     108,438
         Mediacom Communications Corp.*............  5,200      94,952
                                                           -----------
                                                               293,812
                                                           -----------
         Medical - Biotechnology - 1.1%
         Cytyc Corp.*(a)...........................  3,800      99,180
                                                           -----------
         Medical Supplies - 3.6%
         Enzon, Inc.*(a)...........................  1,900     106,932
         Henry Schein, Inc.*.......................  3,000     111,090
         St. Jude Medical, Inc.*...................  1,000      77,650

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Medical Supplies - continued
         Thoratec Corp.*...........................  2,600 $    44,200
                                                           -----------
                                                               339,872
                                                           -----------
         Oil & Gas - 5.5%
         Apache Corp...............................  1,430      71,328
         BJ Services Co.*..........................  1,400      45,430
         Dynegy, Inc. - Class A....................  3,300      84,150
         Kinder Morgan, Inc........................  2,800     155,932
         Nabors Industries, Inc.*(a)...............  1,500      51,495
         XTO Energy, Inc...........................  6,050     105,875
                                                           -----------
                                                               514,210
                                                           -----------
         Pharmaceuticals - 13.8%
         AmerisourceBergen Corp.(a)................  3,080     195,734
         Andrx Group*(a)...........................    700      49,287
         Aviron*...................................  1,800      89,514
         Barr Laboratories, Inc.*(a)...............  1,900     150,784
         Biovail Corp.*(a).........................  2,000     112,500
         Cell Therapeutics, Inc.*..................  1,700      41,038
         Cephalon, Inc.*(a)........................    800      60,468
         Genzyme Corp.*............................    900      53,874
         ICN Pharmaceuticals, Inc.(a)..............  3,700     123,950
         McKesson Corp.............................  3,800     142,120
         SICOR, Inc.*..............................  7,600     119,168
         Teva Pharmaceutical Industries, Ltd. (ADR)  2,300     141,749
                                                           -----------
                                                             1,280,186
                                                           -----------
         Restaurants - 3.3%
         CBRL Group, Inc...........................  5,800     170,752
         CEC Entertainment, Inc.*..................  3,100     134,509
                                                           -----------
                                                               305,261
                                                           -----------
         Retailers - 8.8%
         Barnes & Noble, Inc.*(a)..................  4,200     124,320
         Bed Bath & Beyond, Inc.*..................  1,300      44,070
         Best Buy Co., Inc.*.......................  1,200      89,376
         CDW Computer Centers, Inc.*(a)............  1,000      53,710
         Michaels Stores, Inc.*....................  5,800     191,110
         Pier 1 Imports, Inc....................... 10,000     173,400
         Staples, Inc.*............................  2,400      44,880
         Williams-Sonoma, Inc.*(a).................  2,200      94,380
                                                           -----------
                                                               815,246
                                                           -----------
         Telephone Systems - 2.8%
         Nextel Communications, Inc. -  Class A*(a)  9,800     107,408
         West Corp.*...............................  3,600      89,784
         Western Wireless Corp. - Class A*.........  2,300      64,975
                                                           -----------
                                                               262,167
                                                           -----------
         Transportation - 1.0%
         Swift Transportation Co., Inc.*(a)........  4,200      90,342
                                                           -----------
         Total Common Stocks
         (Cost $8,623,977)                                   9,062,201
                                                           -----------

      --------------------------------------------------------------------
      Security                                     Par/Shares   Value
      Description                                    Amount    (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 25.9%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/01 at 0.25% to be
        repurchased at $294,004 on 1/02/02
        collateralized by $295,000 FHLMC 4.50%
        due 06/15/03 with a value of $302,504..... $  294,000 $   294,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  2,113,546   2,113,546
                                                              -----------
      Total Short-Term Investments
      (Cost $2,407,546)                                         2,407,546
                                                              -----------

      TOTAL INVESTMENTS - 123.4%
      (Cost $11,031,523)                                       11,469,747

      Other Assets and Liabilities (net) - (23.4%)             (2,173,598)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $ 9,296,149
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                               Value
       Description                               Shares      (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 98.5%
       Aerospace & Defense - 2.5%
       Lockheed Martin Corp....................   250,000 $   11,667,500
       Raytheon Co.(a).........................    96,900      3,146,343
       United Technologies Corp................   270,000     17,450,100
                                                          --------------
                                                              32,263,943
                                                          --------------
       Airlines - 1.9%
       AMR Corp.*(a)...........................   751,600     16,662,972
       Southwest Airlines Co...................   455,700      8,421,336
                                                          --------------
                                                              25,084,308
                                                          --------------
       Apparel Retailers - 1.5%
       Gap, Inc. (The)(a)......................   570,000      7,945,800
       Limited, Inc. (The).....................   727,900     10,714,688
       V.F. Corp...............................    42,200      1,646,222
                                                          --------------
                                                              20,306,710
                                                          --------------
       Automotive - 0.8%
       Delphi Automotive Systems Corp..........   479,600      6,551,336
       General Motors Corp.*(a)................    75,525      3,670,515
                                                          --------------
                                                              10,221,851
                                                          --------------
       Banking - 7.9%
       Bank of New York Co., Inc. (The)........   156,000      6,364,800
       Bank One Corp.(a).......................   270,000     10,543,500
       Fleet Boston Financial Corp.............   464,700     16,961,550
       J.P. Morgan Chase & Co..................   338,600     12,308,110
       M&T Bank Corp...........................    11,000        801,350
       U.S. Bancorp............................   169,700      3,551,821
       Wachovia Corp...........................   700,000     21,952,000
       Washington Mutual, Inc.(a)..............   174,500      5,706,150
       Wells Fargo Co..........................   559,700     24,318,965
                                                          --------------
                                                             102,508,246
                                                          --------------
       Beverages, Food & Tobacco - 5.0%
       Archer-Daniels-Midland Co...............   508,935      7,303,217
       Campbell Soup Co........................    96,900      2,894,403
       Diageo Plc (ADR)(a).....................   370,000     17,119,900
       General Mills, Inc.(a)..................   104,700      5,445,447
       PepsiCo, Inc............................   570,000     27,753,300
       Philip Morris Co., Inc..................    96,900      4,442,865
                                                          --------------
                                                              64,959,132
                                                          --------------
       Chemicals - 3.1%
       Dow Chemical Co. (The)..................   644,200     21,761,076
       International Flavors & Fragrances, Inc.    96,900      2,878,899
       Praxair, Inc.(a)........................   281,100     15,530,775
                                                          --------------
                                                              40,170,750
                                                          --------------
       Communications - 2.2%
       Lucent Technologies, Inc.(a)............ 2,788,700     17,540,923
       QUALCOMM, Inc.*.........................   228,200     11,524,100
                                                          --------------
                                                              29,065,023
                                                          --------------

         --------------------------------------------------------------
         Security                                            Value
         Description                            Shares      (Note 2)
         --------------------------------------------------------------

         Computer Software & Processing - 4.2%
         Autodesk, Inc........................    12,815 $      477,615
         BMC Software, Inc.*..................    96,900      1,586,253
         Compuware Corp.*.....................   761,675      8,980,148
         First Data Corp.(a)..................   270,000     21,181,500
         Microsoft Corp.*.....................    96,900      6,419,625
         Peoplesoft, Inc.*(a).................   399,220     16,048,644
                                                         --------------
                                                             54,693,785
                                                         --------------
         Computers & Information - 3.0%
         Apple Computer, Inc.*................   969,950     21,241,905
         EMC Corp.............................   678,400      9,117,696
         International Business Machines Corp.    70,000      8,467,200
                                                         --------------
                                                             38,826,801
                                                         --------------
         Cosmetics & Personal Care - 0.3%
         Gillette Co..........................   115,400      3,854,360
                                                         --------------
         Electric Utilities - 3.5%
         Dominion Resources, Inc.(a)..........   270,000     16,227,000
         Duke Energy Corp.....................   200,000      7,852,000
         Exelon Corp.(a)......................   286,500     13,717,620
         Niagara Mohawk Holdings, Inc.*(a)....   133,300      2,363,409
         Public Service Enterprise Group, Inc.   140,000      5,906,600
                                                         --------------
                                                             46,066,629
                                                         --------------
         Electronics - 1.1%
         General Motors Corp. - Class H.......         3             46
         Motorola, Inc........................   606,700      9,112,634
         Texas Instruments, Inc...............   193,900      5,429,200
                                                         --------------
                                                             14,541,880
                                                         --------------
         Entertainment & Leisure - 1.7%
         Walt Disney Co. (The)................ 1,078,100     22,338,232
                                                         --------------
         Environmental Controls - 2.0%
         Waste Management, Inc................   800,000     25,528,000
                                                         --------------
         Financial Services - 4.9%
         Citigroup, Inc.......................   484,700     24,467,656
         Mellon Financial Corp................   739,200     27,808,704
         Morgan Stanley Dean Witter & Co......   213,300     11,932,002
                                                         --------------
                                                             64,208,362
                                                         --------------
         Forest Products & Paper - 3.1%
         Bowater, Inc.........................   352,200     16,799,940
         Georgia-Pacific Group(a).............    27,628        762,809
         International Paper Co.(a)...........   446,700     18,024,345
         Kimberly-Clark Corp..................    77,600      4,640,480
                                                         --------------
                                                             40,227,574
                                                         --------------
         Heavy Machinery - 4.3%
         Baker Hughes, Inc....................   465,800     16,987,726
         Black & Decker Corp..................    66,100      2,493,953
         Caterpillar, Inc.....................   100,500      5,251,125
         Deere & Co.(a).......................   570,000     24,886,200
         Stanley Works (The)(a)...............   145,400      6,771,278
                                                         --------------
                                                             56,390,282
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                           Value
         Description                           Shares      (Note 2)
         -------------------------------------------------------------

         Industrial - Diversified - 3.2%
         Illinois Tool Works, Inc.(a)........   288,700 $   19,550,764
         Minnesota Mining & Manufacturing
           Co. (3M)..........................   183,000     21,632,430
                                                        --------------
                                                            41,183,194
                                                        --------------
         Insurance - 3.3%
         ACE, Ltd.(a)........................   163,600      6,568,540
         Aegon N.V. (ADR)(a).................    20,600        551,462
         American International Group, Inc...   370,000     29,378,000
         Loews Corp..........................    58,200      3,223,116
         UnumProvident Corp..................   121,200      3,213,012
                                                        --------------
                                                            42,934,130
                                                        --------------
         Lodging - 0.4%
         Starwood Hotels & Resorts Worldwide,
           Inc...............................   169,700      5,065,545
                                                        --------------
         Media - Broadcasting & Publishing - 6.7%
         Clear Channel Communications, Inc.*.   129,500      6,592,845
         Comcast Corp. - Class A*(a).........   253,700      9,133,200
         Dow Jones & Co., Inc.(a)............   147,600      8,078,148
         Gannett Co., Inc....................   173,200     11,644,236
         Knight-Ridder, Inc.(a)..............    58,200      3,778,926
         Tribune Co..........................   615,200     23,026,936
         Viacom, Inc. - Class B*.............   575,200     25,395,080
                                                        --------------
                                                            87,649,371
                                                        --------------
         Medical Supplies - 0.6%
         Becton Dickinson & Co...............   231,900      7,687,485
                                                        --------------
         Metals - 1.7%
         Alcoa, Inc..........................   570,000     20,263,500
         Phelps Dodge Corp...................    48,500      1,571,400
                                                        --------------
                                                            21,834,900
                                                        --------------
         Office Equipment - 1.5%
         Xerox Corp.(a)...................... 1,870,000     19,485,400
                                                        --------------
         Oil & Gas - 7.2%
         El Paso Corp.(a)....................    60,800      2,712,288
         Exxon Mobil Corp.................... 1,281,300     50,355,090
         Schlumberger, Ltd.(a)...............   444,900     24,447,255
         Total Fina Elf S.A. (ADR)(a)........   174,600     12,263,904
         Unocal Corp.........................   121,200      4,371,684
                                                        --------------
                                                            94,150,221
                                                        --------------
         Pharmaceuticals - 4.9%
         American Home Products Corp.........   208,310     12,781,902
         Bristol-Myers Squibb Co.............   345,900     17,640,900
         Pharmacia Corp......................   145,400      6,201,310
         Schering-Plough Corp................   763,100     27,326,611
                                                        --------------
                                                            63,950,723
                                                        --------------
         Retailers - 7.0%
         Big Lots, Inc.*(a)..................   940,400      9,780,160
         Home Depot, Inc.....................   341,300     17,409,713

    -----------------------------------------------------------------------
    Security                                                    Value
    Description                                   Shares       (Note 2)
    -----------------------------------------------------------------------

    Retailers - continued
    Staples, Inc.*............................      791,000 $   14,791,700
    Target Corp...............................      804,190     33,012,000
    TJX Companies, Inc.(a)....................      275,500     10,981,430
    Toys R Us, Inc.*(a).......................      242,400      5,027,376
                                                            --------------
                                                                91,002,379
                                                            --------------
    Telephone Systems - 4.0%
    SBC Communications, Inc...................      310,200     12,150,534
    Verizon Communications, Inc...............      455,600     21,622,776
    WorldCom, Inc. - WorldCom Group...........    1,330,400     18,732,032
                                                            --------------
                                                                52,505,342
                                                            --------------
    Textiles, Clothing & Fabrics - 1.3%
    Nike, Inc. - Class B(a)...................      309,000     17,378,160
                                                            --------------
    Transportation - 3.7%
    Burlington Northern Santa Fe Corp.........       52,525      1,498,538
    CSX Corp..................................      368,635     12,920,657
    Norfolk Southern Corp.....................      193,900      3,554,187
    Union Pacific Corp........................      180,700     10,299,900
    United Parcel Service, Inc. - Class B(a)..      362,200     19,739,900
                                                            --------------
                                                                48,013,182
                                                            --------------
    Total Common Stocks
    (Cost $1,182,589,580)                                    1,284,095,900
                                                            --------------
    -----------------------------------------------------------------------
                                                Par/Shares
                                                  Amount
    -----------------------------------------------------------------------
    Short-Term Investments - 14.6%
    State Street Bank and Trust Co.,
      Repurchase Agreement, dated
      12/31/01 at 0.75% to be
      repurchased at $40,663,694 on
      1/02/02 collateralized by
      $41,555,000 FHLMC 3.25% due
      12/15/03 with a value of
      $41,477,625............................. $ 40,662,000     40,662,000
    State Street Navigator Lending Prime
      Portfolio(b)............................  150,261,111    150,261,111
                                                            --------------

    Total Short-Term Investments
    (Cost $190,923,111)                                        190,923,111
                                                            --------------

    TOTAL INVESTMENTS - 113.1%
    (Cost $1,373,512,691)                                    1,475,019,011
    Other Assets and Liabilities (net) (13.1%)                (170,816,420)
                                                            --------------

    TOTAL NET ASSETS - 100.0%                               $1,304,202,591
                                                            ==============

Portfolio Footnotes:
* Non-income producing security.
(a) All or a portion of security out on loan.
(b) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Common Stocks - 92.1%
         Aerospace & Defense - 1.0%
         General Dynamics Corp......................  1,880 $   149,723
                                                            -----------
         Airlines - 1.5%
         Southwest Airlines Co...................... 12,105     223,700
                                                            -----------
         Automotive - 1.4%
         Harley-Davidson, Inc.......................  3,950     214,525
                                                            -----------
         Banking - 1.9%
         Bank of New York Co., Inc. (The)...........  6,020     245,616
         Capital One Financial Corp.(a).............    910      49,095
                                                            -----------
                                                                294,711
                                                            -----------
         Beverages, Food & Tobacco - 1.8%
         Coca-Cola Co. (The)........................  2,640     124,476
         PepsiCo, Inc...............................  1,126      54,825
         SYSCO Corp.................................  3,810      99,898
                                                            -----------
                                                                279,199
                                                            -----------
         Commercial Services - 3.7%
         Concord EFS, Inc.*(a)......................  7,450     244,211
         DeVry, Inc.*...............................  2,570      73,116
         Manpower, Inc..............................  5,190     174,955
         Vedior N.V.................................  5,577      66,870
                                                            -----------
                                                                559,152
                                                            -----------
         Communications - 1.5%
         Cisco Systems, Inc.*.......................  9,145     165,616
         JDS Uniphase Corp.*........................  7,260      63,017
                                                            -----------
                                                                228,633
                                                            -----------
         Computer Software & Processing - 8.8%
         Check Point Software Technologies, Ltd.*(a)    540      21,541
         Electronic Arts, Inc.*(a)..................  2,190     131,290
         Fiserv, Inc.*..............................  4,780     202,289
         Microsoft Corp.*...........................  3,860     255,725
         VeriSign, Inc.*............................  4,670     177,647
         Veritas Software Corp.*(a)................. 12,090     541,995
                                                            -----------
                                                              1,330,487
                                                            -----------
         Cosmetics & Personal Care - 1.1%
         Colgate-Palmolive Co.......................  2,900     167,475
                                                            -----------
         Electrical Equipment - 1.3%
         General Electric Co........................  4,860     194,789
                                                            -----------
         Electronics - 10.0%
         ARM Holdings Plc*..........................  4,934      25,751
         Integrated Device Technology, Inc.*........  4,305     114,470
         Maxim Integrated Products, Inc.*........... 10,080     529,301
         NVIDIA Corp.*(a)...........................  9,895     661,975
         Xilinx, Inc.*..............................  4,695     183,340
                                                            -----------
                                                              1,514,837
                                                            -----------
         Entertainment & Leisure - 0.8%
         Walt Disney Co. (The)......................  6,170     127,842
                                                            -----------

          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Financial Services - 7.0%
          Citigroup, Inc........................... 10,580 $   534,079
          Goldman Sachs Group, Inc. (The)..........  5,635     522,646
                                                           -----------
                                                             1,056,725
                                                           -----------
          Food Retailers - 2.1%
          Safeway, Inc.*...........................  7,810     326,067
                                                           -----------
          Health Care Providers - 1.6%
          Tenet Healthcare Corp.*..................  4,120     241,926
                                                           -----------
          Heavy Machinery - 1.9%
          Applied Materials, Inc.*.................  7,165     287,317
                                                           -----------
          Household Products - 0.7%
          Procter & Gamble Co......................  1,315     104,056
                                                           -----------
          Industrial - Diversified - 1.4%
          Tyco International, Ltd..................  3,655     215,280
                                                           -----------
          Insurance - 6.7%
          ACE, Ltd.................................  4,565     183,285
          Berkshire Hathaway, Inc. - Class A*......      2     151,200
          Brown & Brown............................  2,165      59,104
          Hilb, Rogal & Hamilton Co................    355      19,898
          MGIC Investment Corp.....................  4,680     288,850
          RenaissanceRe Holdings, Ltd..............  1,285     122,589
          XL Capital, Ltd. - Class A...............  2,195     200,535
                                                           -----------
                                                             1,025,461
                                                           -----------
          Lodging - 3.8%
          Four Seasons Hotels, Inc.................  3,095     144,722
          MGM Mirage, Inc.*(a)..................... 11,805     340,810
          Starwood Hotels & Resorts Worldwide, Inc.  3,315      98,953
                                                           -----------
                                                               584,485
                                                           -----------
          Media - Broadcasting & Publishing - 8.0%
          AOL Time Warner, Inc.*...................  8,085     259,528
          Clear Channel Communications, Inc.*......  6,330     322,260
          Comcast Corp. - Class A*.................  8,270     297,720
          Cox Communications, Inc.*(a).............  4,395     184,194
          Hispanic Broadcasting Corp.*.............    155       3,953
          USA Networks, Inc.*......................  2,400      65,544
          Viacom, Inc. - Class B*..................  1,810      79,912
                                                           -----------
                                                             1,213,111
                                                           -----------
          Medical Supplies - 3.7%
          Apogent Technologgies, Inc.*.............  5,695     146,931
          Medtronic, Inc...........................  5,580     285,752
          Waters Corp.*............................  1,705      66,069
          Zimmer Holdings, Inc.*...................  2,030      61,996
                                                           -----------
                                                               560,748
                                                           -----------
          Oil & Gas - 4.0%
          Anadarko Petroleum Corp..................  3,070     174,529
          El Paso Corp.............................  3,655     163,050
          PanCanadian Energy Corp. ................  5,567     144,393

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


      --------------------------------------------------------------------
                                                                 Value
      SecurityDescription                               Shares  (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Schlumberger, Ltd................................  2,375 $   130,506
                                                               -----------
                                                                   612,478
                                                               -----------
      Pharmaceuticals - 5.6%
      Eli Lilly & Co...................................  1,240      97,390
      Forest Laboratories, Inc.*(a)....................  1,575     129,071
      Genentech, Inc.*.................................  3,480     188,790
      McKesson Corp....................................  1,705      63,767
      Pfizer, Inc......................................  9,210     367,018
                                                               -----------
                                                                   846,036
                                                               -----------
      Retailers - 6.9%
      eBay, Inc.*......................................  1,740     116,406
      Home Depot, Inc..................................    815      41,573
      Tiffany & Co..................................... 11,200     352,464
      Wal-Mart Stores, Inc.............................  2,395     137,832
      Walgreen Co.(a).................................. 11,975     403,079
                                                               -----------
                                                                 1,051,354
                                                               -----------
      Telephone Systems - 0.8%
      Sprint Corp. (PCS Group)*(a).....................  5,210     127,176
                                                               -----------
      Textiles, Clothing & Fabrics - 1.6%
      Nike, Inc. - Class B.............................  4,290     241,270
                                                               -----------
      U.S. Government Agency - 1.5%
      Federal National Mortgage Association............  2,905     230,948
                                                               -----------
      Total Common Stocks (Cost $13,282,786)                    14,009,511
                                                               -----------

      --------------------------------------------------------------------
      Security                                     Par/Shares   Value
      Description                                    Amount    (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 0.5%
      Communications - 0.3%
      American Tower Corp., 9.375%, due
        02/01/09(a)............................... $   15,000 $    12,150
      SBA Communications Corp., 10.250%, due
        02/01/09..................................     40,000      34,400
                                                              -----------
                                                                   46,550
                                                              -----------
      Financial Services - 0.2%
      E*TRADE Group, Inc., convertible, 6.000%,
        due 02/01/07..............................     40,000      32,850
                                                              -----------
      Total Domestic Bonds & Debt Securities
      (Cost $85,012)                                               79,400
                                                              -----------
      Short-Term Investments - 18.3%
      Federal Home Loan Mortgage Corp.,
        0.000%, due 01/02/02......................  1,100,000   1,099,954
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  1,687,550   1,687,550
                                                              -----------
      Total Short-Term Investments
      (Cost $2,787,504)                                         2,787,504
                                                              -----------

      TOTAL INVESTMENTS - 110.9%
      (Cost $16,155,302)                                       16,876,415

      Other Assets and Liabilities (net) - (10.9%)             (1,661,227)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $15,215,188
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

         -------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         -------------------------------------------------------------

         Common Stocks - 92.8%
         Aerospace & Defense - 0.3%
         EDO Corp...................................  4,020 $  106,329
                                                            ----------
         Apparel Retailers - 0.2%
         Gap, Inc. (The)............................  6,480     90,331
                                                            ----------
         Commercial Services - 1.2%
         ARAMARK Corp. - Class B*...................  1,320     35,508
         Concord EFS, Inc.*(a)...................... 11,500    376,970
         Weight Watchers Intl., Inc.*...............    320     10,822
                                                            ----------
                                                               423,300
                                                            ----------
         Communications - 13.0%
         Advanced Fibre Communications, Inc.*....... 40,380    713,514
         American Tower Corp. - Class A*(a)......... 65,460    619,906
         Cable Design Technologies Corp.*........... 13,000    177,840
         CIENA Corp.*............................... 50,570    723,657
         Comverse Technology, Inc.*................. 23,940    535,538
         EchoStar Communications Corp. - Class A*(a) 58,890  1,617,708
         ONI Systems Corp.*(a)...................... 53,880    337,828
         SBA Communications Corp.*(a)...............    330      4,297
         Tekelec*(a)................................  4,710     85,298
                                                            ----------
                                                             4,815,586
                                                            ----------
         Computer Software & Processing - 22.3%
         Adobe Systems, Inc.........................  2,650     82,282
         BEA Systems, Inc.*......................... 11,180    172,172
         CheckFree Corp.*........................... 44,570    802,260
         Citrix Systems, Inc.*...................... 43,200    978,912
         CSG Systems International, Inc.*........... 22,000    889,900
         Global Payments, Inc.......................  2,480     85,312
         i2 Technologies, Inc.*(a)..................  4,080     32,232
         Internap Network Services Corp.*........... 39,640     45,982
         Internet Security Systems, Inc.*........... 13,260    425,116
         Netegrity, Inc.*...........................  1,570     30,395
         Rational Software Corp.*................... 15,150    295,425
         RSA Security, Inc.*........................ 10,160    177,394
         S1 Corp.*.................................. 37,010    598,822
         Switchboard, Inc.*.........................  4,910     15,958
         VeriSign, Inc.*(a)......................... 90,854  3,456,086
         VERITAS Software Corp.*....................  3,360    150,629
                                                            ----------
                                                             8,238,877
                                                            ----------
         Computers & Information - 1.7%
         Akamai Technologies, Inc.*................. 41,730    247,876
         CNET Networks, Inc.*(a).................... 34,590    310,273
         Computer Network Technology Corp.*.........  4,580     81,478
                                                            ----------
                                                               639,627
                                                            ----------
         Crude Petroleum & Natural Gas - 1.8%
         Houston Exploration Co.*................... 20,120    675,630
                                                            ----------

           -------------------------------------------------------------
           Security                                          Value
           Description                              Shares  (Note 2)
           -------------------------------------------------------------

           Electric Utilities - 0.2%
           AES Corp. (The)*........................  4,670 $   76,354
           Aquila, Inc. - Class A*.................    100      1,710
           Reliant Resources, Inc.*................    160      2,642
                                                           ----------
                                                               80,706
                                                           ----------
           Electronics - 2.8%
           Aware, Inc.*............................  2,000     16,600
           General Motors Corp. - Class H.......... 65,580  1,013,211
                                                           ----------
                                                            1,029,811
                                                           ----------
           Financial Services - 0.0%
           Instinet Group, Inc.*(a)................    370      3,719
                                                           ----------
           Food Retailers - 1.8%
           Kroger Co.*............................. 31,650    660,535
                                                           ----------
           Forest Products & Paper - 2.1%
           Willamette Industries, Inc.(a).......... 15,180    791,182
                                                           ----------
           Health Care Providers - 2.2%
           DaVita, Inc.*........................... 17,760    434,232
           HEALTHSOUTH Corp.*...................... 26,460    392,137
                                                           ----------
                                                              826,369
                                                           ----------
           Heavy Machinery - 2.0%
           AGCO Corp............................... 34,060    537,467
           Cooper Cameron Corp.*...................  4,690    189,288
                                                           ----------
                                                              726,755
                                                           ----------
           Insurance - 4.2%
           ACE, Ltd................................  9,730    390,659
           Arthur J. Gallagher & Co................  8,850    305,237
           Principal Financial Group, Inc.*(a).....  5,420    130,080
           Prudential Financial, Inc.*.............  2,620     86,958
           Willis Group Holdings, Ltd.*............ 18,140    427,197
           XL Capital, Ltd. - Class A..............  2,240    204,646
                                                           ----------
                                                            1,544,777
                                                           ----------
           Media - Broadcasting & Publishing - 2.8%
           Macrovision Corp.*...................... 19,510    687,142
           Scholastic Corp.*.......................  6,940    349,290
                                                           ----------
                                                            1,036,432
                                                           ----------
           Medical - Biotechnology - 4.0%
           Cytyc Corp.*(a)......................... 57,150  1,491,615
                                                           ----------
           Medical Services - 0.6%
           IMPATH, Inc.*...........................  5,030    223,885
                                                           ----------
           Medical Supplies - 4.0%
           Applera Corp. - Applied Biosystems Group 16,640    653,453
           ArthoCare Corp.*(a).....................  1,760     31,557
           Lincare Holdings, Inc.*................. 27,800    796,470
           Unilab Corp.*...........................    160      4,016
                                                           ----------
                                                            1,485,496
                                                           ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

 ------------------------------------------------------------------------------
                                                                      Value
 SecurityDescription                                         Shares  (Note 2)
 ------------------------------------------------------------------------------

 Oil & Gas - 17.2%
 Anadarko Petroleum Corp....................................  3,400 $   193,290
 Apache Corp................................................ 36,427   1,816,979
 Devon Energy Corp.(a)...................................... 25,590     989,053
 EOG Resources, Inc......................................... 40,370   1,578,871
 Newfield Exploration Co.*(a)............................... 15,350     545,078
 Noble Drilling Corp.*...................................... 36,450   1,240,758
                                                                    -----------
                                                                      6,364,029
                                                                    -----------
 Pharmaceuticals - 5.4%
 Genzyme Corp.*............................................. 15,310     916,457
 IMS Health, Inc............................................ 39,140     763,621
 Sepracor, Inc.*............................................  5,660     322,960
                                                                    -----------
                                                                      2,003,038
                                                                    -----------
 Retailers - 2.5%
 CVS Corp.(a)............................................... 30,710     909,016
                                                                    -----------
 Telephone Systems - 0.5%
 Amdocs, Ltd.*..............................................  5,070     172,228
                                                                    -----------
 Total Common Stocks (Cost $34,232,837)                              34,339,273
                                                                    -----------

 ------------------------------------------------------------------------------
                                                        Par/Shares   Value
 SecurityDescription                                      Amount    (Note 2)
 ------------------------------------------------------------------------------

 Short-Term Investments - 28.3%
 State Street Bank and Trust Co., Repurchase Agreement,
   dated 12/31/01 at 0.50% to be repurchased at
   $3,938,109 on 1/02/02 collateralized by $3,860,000
   FNMA 4.75% due 3/15/03 with a value of $4,019,225... $3,938,000 $ 3,938,000
 State Street Navigator Securities Lending Prime
   Portfolio(b)........................................  6,516,322   6,516,322
                                                                   -----------
 Total Short-Term Investments(Cost $10,454,322)                     10,454,322
                                                                   -----------

 TOTAL INVESTMENTS - 121.1%(Cost $44,687,159)                       44,793,595

 Other Assets and Liabilities (net) - (21.1%)                       (7,817,453)
                                                                   -----------

 TOTAL NET ASSETS - 100.0%                                         $36,976,142
                                                                   ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

       --------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       --------------------------------------------------------------------

       Common and Preferred Stocks - 98.6%
       Australia - 1.9%
       NRMA Insurance Group Ltd..................... 158,870 $    253,711
       TABCORP Holdings, Ltd........................  19,370       97,559
                                                             ------------
                                                                  351,270
                                                             ------------
       Belgium - 0.5%
       Dexia*.......................................   6,900       99,194
                                                             ------------
       Brazil - 0.8%
       Aracruz Celulose S.A. (ADR)(b)...............   8,275      150,440
                                                             ------------
       Canada - 3.3%
       BCE, Inc.(b).................................   5,150      117,420
       Manitoba Telecom Services, Inc...............  11,460      249,741
       Manulife Financial Corp......................   8,950      233,825
                                                             ------------
                                                                  600,986
                                                             ------------
       Denmark - 2.5%
       Danske Bank..................................  28,780      461,759
                                                             ------------
       Finland - 1.2%
       Nokia Oyj (ADR)..............................   9,040      221,751
                                                             ------------
       France - 12.3%
       Aventis S.A..................................   1,500      106,484
       Carrefour S.A................................   5,610      291,635
       Generale de Sante*...........................   7,669       98,029
       Sanofi-Synthelabo S.A........................   9,370      698,951
       Suez S.A.....................................   6,540      197,934
       Technip-Coflexip S.A.........................   3,140      419,261
       TotalFinaElf S.A.............................   3,270      466,891
                                                             ------------
                                                                2,279,185
                                                             ------------
       Germany - 5.9%
       Celanese AG..................................   5,610      104,868
       Fresenius AG - Preferred.....................   1,218       98,988
       Fresenius Medical Care AG....................   7,400      341,476
       Linde AG.....................................   4,820      195,219
       Muenchener Rueckversicherungs-Gesellschaft AG     730      198,159
       Software AG..................................   4,011      153,527
                                                             ------------
                                                                1,092,237
                                                             ------------
       Greece - 0.6%
       Cosmote Mobile Communications S.A............  10,956      111,373
                                                             ------------
       Hong Kong - 0.9%
       China Mobile (Hong Kong), Ltd.*..............  31,000      109,128
       China Mobile (Hong Kong), Ltd. (ADR)*(b).....   3,200       55,936
                                                             ------------
                                                                  165,064
                                                             ------------
       Ireland - 0.9%
       Bank of Ireland..............................  16,560      156,696
                                                             ------------
       Italy - 2.5%
       Assicurazioni Generali SpA...................  11,340      314,942
       Snam Rete Gas SpA*...........................  54,210      143,318
                                                             ------------
                                                                  458,260
                                                             ------------

        ------------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ------------------------------------------------------------------

        Japan - 10.6%
        Asahi Breweries, Ltd.(b).................... 33,000 $    296,977
        Canon, Inc..................................  5,000      172,124
        Fast Retailing Co., Ltd.....................  1,500      133,501
        Honda Motor Co., Ltd........................ 10,000      399,206
        Secom Co., Ltd..............................  3,500      175,788
        Sega Corp.*(b).............................. 10,500      209,583
        Shionogi & Co., Ltd.........................  7,000      119,686
        Shiseido Co., Ltd........................... 14,000      129,410
        Stanley Electric Co., Ltd................... 10,000       76,254
        Tokyo Gas Co., Ltd.......................... 92,360      247,450
                                                            ------------
                                                               1,959,979
                                                            ------------
        Mexico - 0.5%
        Grupo Aeroportuario del Sureste S.A. de
          C.V. (ADR)*...............................  6,575      101,255
                                                            ------------
        Netherlands - 8.2%
        Akzo Nobel N.V..............................  5,940      265,168
        Fugro N.V...................................  3,327      148,372
        Koninklijke (Royal) KPN N.V.*............... 30,350      154,262
        Koninklijke (Royal) Philips Electronics N.V.  9,640      286,435
        Libertel N.V.*.............................. 18,460      169,744
        Unilever N.V................................  5,180      303,633
        VNU N.V.....................................  5,807      178,386
                                                            ------------
                                                               1,506,000
                                                            ------------
        Norway - 0.5%
        Tandberg ASA*...............................  4,200       93,577
                                                            ------------
        South Korea - 4.6%
        Korea Telecom Corp..........................  1,590       60,696
        Korea Telecom Corp. (ADR)(b)................  7,640      155,321
        Samsung Electronics Co., Ltd................  2,170      462,690
        SK Telecom Co., Ltd.........................    620      126,985
        SK Telecom Co., Ltd. (ADR)(b)...............  2,070       44,754
                                                            ------------
                                                                 850,446
                                                            ------------
        Spain - 3.8%
        Gas Natural SDG S.A.........................  3,920       65,252
        Iberdrola S.A............................... 30,180      392,762
        Telefonica S.A.*............................ 18,800      251,524
                                                            ------------
                                                                 709,538
                                                            ------------
        Sweden - 1.7%
        Saab AB..................................... 25,940      246,917
        Securitas AB - Class B......................  3,160       60,159
                                                            ------------
                                                                 307,076
                                                            ------------
        Switzerland - 8.5%
        Converium Holdings AG*......................  1,950       94,821
        Givaudan S.A................................    340      103,664
        Jomed N.V.*.................................  3,360       91,106
        Novartis AG................................. 11,400      412,147
        Swiss Re*...................................  1,050      105,658

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

            ----------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            ----------------------------------------------------------

            Switzerland - continued
            Syngenta AG*.......................  10,800 $    559,653
            Synthes-Stratec, Inc.* (144A)(a)...     300      206,700
                                                        ------------
                                                           1,573,749
                                                        ------------
            United Kingdom - 26.2%
            BP Plc(b)..........................   9,720      452,077
            British Sky Broadcasting Group Plc*  17,940      197,173
            CGNU Plc...........................  22,430      275,544
            Diageo Plc.........................  35,513      405,286
            GlaxoSmithKline Plc................   7,880      197,386
            HSBC Holdings Plc..................  21,830      255,796
            Lloyds TSB Group Plc...............  28,270      306,598
            National Grid Group Plc............  25,340      157,672
            Next Plc...........................  22,430      291,848
            Reckitt Benckiser Plc..............  17,140      249,181
            Reed International Plc.............  50,140      415,493
            Royal Bank of Scotland Group Plc...  20,706      503,311
            Standard Chartered Plc.............  10,730      127,914
            Tesco Plc..........................  87,820      317,905
            Vodafone Group Plc................. 263,680      689,049
                                                        ------------
                                                           4,842,233
                                                        ------------
            United States - 0.7%
            AFLAC, Inc.........................   4,980      122,309
                                                        ------------
            Total Common and Preferred Stocks
              (Cost $17,835,852)                          18,214,377
                                                        ------------

     ----------------------------------------------------------------------
     Security                                     Par/Shares    Value
     Description                                    Amount     (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 15.2%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated 12/31/01 at
       0.50% to be repurchased at $1,631,045 on
       1/02/02 collateralized by $1,625,000
       FHLMC 4.50% due 3/15/03 with a value of
       $1,666,335................................ $1,631,000 $  1,631,000
     State Street Navigator Securities Lending
       Prime Portfolio(c)........................  1,188,370    1,188,370
                                                             ------------
     Total Short-Term Investments
       (Cost $2,819,370)                                        2,819,370
                                                             ------------

     TOTAL INVESTMENTS - 113.8%
     (Cost $20,655,222)                                        21,033,747

     Other Assets and Liabilities (net) - (13.8%)              (2,558,152)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 18,475,595
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                                  Value
      Description                                      Shares  (Note 2)
      -------------------------------------------------------------------

      Common Stocks - 81.2%
      Advertising - 1.1%
      Omnicom Group, Inc..............................  3,210 $   286,813
                                                              -----------
      Aerospace & Defense - 1.4%
      Boeing Co.......................................  1,010      39,168
      Honeywell International, Inc....................  5,770     195,141
      Northrop Grumman Corp...........................    790      79,640
      Raytheon Co.(a).................................  2,300      74,681
                                                              -----------
                                                                  388,630
                                                              -----------
      Apparel Retailers - 0.4%
      Gap, Inc. (The).................................  8,670     120,860
                                                              -----------
      Automotive - 0.6%
      Harley-Davidson, Inc............................  2,890     156,956
                                                              -----------
      Banking - 2.7%
      Bank of America Corp............................  3,200     201,440
      Bank One Corp...................................  5,290     206,574
      J.P. Morgan Chase & Co..........................  4,590     166,847
      TCF Financial Corp.(a)..........................    480      23,030
      USA Education, Inc..............................  1,530     128,551
                                                              -----------
                                                                  726,442
                                                              -----------
      Beverages, Food & Tobacco - 4.6%
      Anheuser-Busch Co., Inc.........................  8,020     362,584
      Coca-Cola Co. (The).............................  1,700      80,155
      Coca-Cola Enterprises, Inc......................  4,800      90,912
      Dean Foods Co.*(a)..............................  1,620     110,484
      Diageo Plc (ADR)(a).............................  1,650      76,346
      General Mills, Inc.(a)..........................  3,300     171,633
      PepsiCo, Inc....................................  6,350     309,181
      SYSCO Corp......................................  1,470      38,543
                                                              -----------
                                                                1,239,838
                                                              -----------
      Chemicals - 0.3%
      IMC Global, Inc.................................  1,610      20,930
      PPG Industries, Inc.............................  1,270      65,684
                                                              -----------
                                                                   86,614
                                                              -----------
      Commercial Services - 0.9%
      Concord EFS, Inc.*(a)...........................  4,500     147,510
      Covance, Inc.*..................................  3,910      88,757
                                                              -----------
                                                                  236,267
                                                              -----------
      Communications - 3.5%
      CIENA Corp.*....................................  3,580      51,230
      Cisco Systems, Inc.*............................ 13,750     249,012
      LM Ericsson Telephone Co. (ADR).................  5,800      30,276
      Lucent Technologies, Inc.(a)....................  7,710      48,496
      Nokia Oyj Corp. (ADR)........................... 18,935     464,476
      QUALCOMM, Inc.*.................................  2,030     102,515
                                                              -----------
                                                                  946,005
                                                              -----------
      Computer Software & Processing - 7.1%
      Affiliated Computer Services, Inc. - Class A*(a)  1,000     106,130

        ---------------------------------------------------------------
        Security                                              Value
        Description                                  Shares  (Note 2)
        ---------------------------------------------------------------

        Computer Software & Processing - continued
        Cadence Design Systems, Inc.*(a)............  5,740 $   125,821
        Check Point Software Technologies, Ltd.*(a).  3,150     125,654
        Computer Sciences Corp.*....................  1,200      58,776
        Electronic Arts, Inc.*......................  2,940     176,253
        First Data Corp.............................  2,730     214,168
        Microsoft Corp.*............................ 12,560     832,100
        Oracle Corp.*...............................  1,210      16,710
        Peoplesoft, Inc.*(a)........................  3,190     128,238
        Veritas Software Corp.*(a)..................  2,830     126,869
                                                            -----------
                                                              1,910,719
                                                            -----------
        Cosmetics & Personal Care - 0.2%
        Estee Lauder Cos., Inc. (The) - Class A(a)..  1,460      46,808
                                                            -----------
        Electric Utilities - 1.0%
        Duke Energy Corp............................  6,650     261,079
                                                            -----------
        Electrical Equipment - 0.3%
        General Electric Co.........................  2,250      90,180
                                                            -----------
        Electronics - 6.2%
        Analog Devices, Inc.*.......................  1,780      79,014
        Atmel Corp.*................................  9,470      69,794
        Cypress Semiconductor Corp.*(a).............  5,020     100,049
        Flextronics International, Ltd.*(a).........  7,580     181,844
        International Rectifier Corp.*(a)...........  3,700     129,056
        Micron Technology, Inc.*....................  5,290     163,990
        National Semiconductor Corp.*...............  4,160     128,086
        PerkinElmer, Inc.(a)........................  2,890     101,208
        RF Micro Devices, Inc.*(a)..................  7,060     135,764
        Sanmina Corp.*(a)........................... 15,160     301,684
        Taiwan Semiconductor Manufacturing Co., Ltd.
          (ADR)(a)..................................    450       7,726
        Texas Instruments, Inc......................  2,320      64,960
        Vishay Intertechnology, Inc.*(a)............  6,670     130,065
        Vitesse Semiconductor Corp.*................  5,900      73,337
                                                            -----------
                                                              1,666,577
                                                            -----------
        Entertainment & Leisure - 2.2%
        Carnival Corp.(a)........................... 11,420     320,674
        Mattel, Inc.................................  4,900      84,280
        Royal Caribbean Cruises, Ltd.(a)............ 11,140     180,468
                                                            -----------
                                                                585,422
                                                            -----------
        Environmental Controls - 1.1%
        Waste Management, Inc.......................  9,070     289,424
                                                            -----------
        Financial Services - 4.1%
        Charles Schwab Corp. (The)(a)............... 11,120     172,026
        Citigroup, Inc.............................. 12,330     622,419
        Morgan Stanley Dean Witter & Co.............  5,400     302,076
                                                            -----------
                                                              1,096,521
                                                            -----------
        Food Retailers - 1.3%
        Kroger Co. (The)*(a)........................  5,240     109,359

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Food Retailers - continued
         Safeway, Inc.*(a)..........................  5,720 $   238,810
                                                            -----------
                                                                348,169
                                                            -----------
         Forest Products & Paper - 0.5%
         International Paper Co.(a).................  3,240     130,734
                                                            -----------
         Health Care Provider- - 0.2%
         HEALTHSOUTH Corp.*.........................  3,340      49,499
                                                            -----------
         Home Construction, Furnishings & Appliances - 0.4%
         Ethan Allen Interiors, Inc.................  2,550     106,054
                                                            -----------
         Industrial -- Diversified - 0.9%
         Kadant, Inc.*..............................    832      12,064
         Tyco International, Ltd.(a)................  4,148     244,317
                                                            -----------
                                                                256,381
                                                            -----------

         Insurance - 2.8%
         American International Group, Inc..........  4,080     323,952
         Everest Reinsurance Group, Ltd.(a).........    840      59,388
         St. Paul Companies, Inc. (The).............  1,600      70,352
         Willis Group Holdings, Ltd.*(a)............  2,470      58,169
         XL Capital, Ltd. - Class A.................  2,640     241,190
                                                            -----------
                                                                753,051
                                                            -----------

         Media-Broadcasting & Publishing - 13.5%
         Adelphia Communications Corp. - Class A(a).  3,685     114,898
         AOL Time Warner, Inc.*..................... 22,160     711,336
         Cablevision Systems Corp.(a)...............  3,280     155,636
         Clear Channel Communications, Inc.*........  6,820     347,206
         Comcast Corp. - Class A*................... 22,430     807,480
         Fox Entertainment Group, Inc. - Class A*...  3,280      87,018
         Hispanic Broadcasting Corp.*...............  4,805     122,528
         McGraw-Hill Companies, Inc. (The)..........  4,880     297,583
         News Corp., Ltd. (The) (ADR)(a)............  9,390     298,696
         Univision Communications, Inc.*(a).........  2,870     116,120
         Viacom, Inc. - Class B*.................... 13,320     588,078
                                                            -----------
                                                              3,646,579
                                                            -----------

         Medical Supplies - 3.3%
         Applera Corp. - Applied Biosystems Group(a)  5,820     228,551
         Biomet, Inc................................  2,030      62,727
         Medtronic, Inc.............................  2,590     132,634
         Mettler-Toledo International, Inc.*........  2,210     114,588
         Millipore Corp.............................  1,130      68,591
         Stryker Corp...............................  1,850     107,985
         Waters Corp.*..............................  4,460     172,825
                                                            -----------
                                                                887,901
                                                            -----------

         Oil & Gas - 5.9%
         Amerada Hess Corp..........................  2,870     179,375
         BJ Services Co.* (a).......................  4,190     135,966
         El Paso Corp.(a)...........................  7,350     327,883

              ----------------------------------------------------
              Security                                   Value
              Description                       Shares  (Note 2)
              ----------------------------------------------------

              Oil & Gas - continued
              Exxon Mobil Corp.................  9,080 $   356,844
              Halliburton Co...................  3,530      46,243
              Noble Drilling Corp.*............  1,770      60,251
              Rowan Companies, Inc.*...........  2,260      43,776
              Suncor Energy, Inc.(a)...........  1,200      39,528
              Total Fina Elf S.A. (ADR)(a).....  3,960     278,150
              Varco International, Inc.*.......  2,520      37,750
              Williams Companies, Inc. (The)...  3,710      94,679
                                                       -----------
                                                         1,600,445
                                                       -----------

              Pharmaceuticals - 7.2%
              Abbott Laboratories..............  2,400     133,800
              Amgen, Inc.*.....................  1,200      67,728
              Bristol-Myers Squibb Co..........  1,200      61,200
              Genzyme Corp.*...................  5,060     302,892
              GlaxoSmithkline Plc (ADR)........  3,720     185,330
              IDEC Pharmaceuticals Corp.*(a)...  1,840     126,831
              Johnson & Johnson................  6,773     400,284
              McKesson Corp....................  3,220     120,428
              MedImmune, Inc.*(a)..............    400      18,540
              Perrigo Co.*.....................  4,810      56,854
              Pfizer, Inc......................  9,270     369,410
              Serono SA (ADR)..................  4,320      95,861
                                                       -----------
                                                         1,939,158
                                                       -----------

              Real Estate - 1.0%
              Boston Properties, Inc. (REIT)...  4,000     152,000
              Host Marriott Corp. (REIT)(a).... 13,940     125,460
                                                       -----------
                                                           277,460
                                                       -----------

              Restaurants - 0.7%
              Applebee's International, Inc....  2,300      78,660
              Brinker International, Inc.*.....  3,700     110,112
                                                       -----------
                                                           188,772
                                                       -----------

              Retailers - 1.8%
              Costco Wholesale Corp.*..........  3,200     142,016
              Dollar Tree Stores, Inc.*(a).....  2,570      79,439
              Home Depot, Inc..................  2,410     122,934
              Rite Aid Corp.*(a)...............  4,150      20,999
              Tiffany & Co.....................  3,690     116,124
                                                       -----------
                                                           481,512
                                                       -----------

              Telephone Systems - 1.4%
              Extreme Networks, Inc.*(a).......  5,680      73,272
              Sprint Corp. (FON Group).........  1,870      37,550
              Sprint Corp. (PCS Group)*(a).....  3,600      87,876
              Vodafone Group Plc (ADR)(a)......  5,480     140,726
              WorldCom, Inc. - WorldCom Group *  2,450      34,496
                                                       -----------
                                                           373,920
                                                       -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                            Shares  (Note 2)
           ---------------------------------------------------------

           Textiles, Clothing & Fabrics - 0.3%
           Nike, Inc. - Class B.................. 1,640  $    92,234
                                                         -----------

           U.S. Government Agency - 2.2%
           Federal Home Loan Mortgage Corp....... 5,430      355,122
           Federal National Mortgage Association. 2,880      228,960
                                                         -----------
                                                             584,082
                                                         -----------

           Water Companies - 0.1%
           Philadelphia Suburban Corp............   800       18,040
                                                         -----------
           Total Common Stocks (Cost $21,981,749)         21,869,146
                                                         -----------

      --------------------------------------------------------------------
      Security                                     Par/Shares   Value
      Description                                    Amount    (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 39.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/01 at 0.50% to be
        repurchased at $4,845,135 on 1/02/02
        collateralized by $4,795,000 FNMA 4.50%
        due 04/25/03 with a value of $4,943,942... $4,845,000 $ 4,845,000
      State Street Navigator Securities Lending
        Prime Portfolio (b).......................  5,713,331   5,713,331
      U.S. Treasury Bond, 6.375%, due 04/30/02....     15,000      15,233
                                                              -----------
      Total Short-Term Investments
      (Cost $10,573,579)                                       10,573,564
                                                              -----------

      TOTAL INVESTMENTS - 120.4%
      (Cost $32,555,328)                                       32,442,710

      Other Assets and Liabilities (net) - (20.4%)             (5,501,061)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $26,941,649
                                                              ===========

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLI1O

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                       Par       Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Commercial Paper - 80.2%
       Banking - 22.2%
       Abbey National
        1.96%, due 03/22/02........................   900,000 $   896,080
       ABN-AMRO North America Finance, Inc.
        2.010%, due 03/20/02.......................   500,000     497,822
       Danske Corp.
        1.980%, due 03/20/02.......................   800,000     796,568
       ForeningsSparbanken AB (Swedbank)
         1.870%, due 01/08/02...................... 1,000,000     999,636
       Halifax Group Plc 1.760%, due 01/14/02......   600,000     599,619
       KFW International Finance
         1.760%, due 03/12/02......................   200,000     199,316
       Rabobank Nederland NV
         1.850%, due 01/14/02...................... 1,000,000     999,332
       UBS Finance (Delaware), Inc.
         1.850%, due 01/14/02......................   700,000     699,532
        1.910%, due 03/27/02.......................   200,000     199,098
                                                              -----------
                                                                5,887,003
                                                              -----------
       Beverages, Food & Tobacco - 3.8%
       Nestle Capital Corp. 1.900%, due 01/10/02... 1,000,000     999,525
                                                              -----------
       Electric Utilities - 7.5%
       Electricite De France 1.750%, due 03/11/02.. 1,000,000     996,646
       Wisconsin Electric Power Co.
         1.860%, due 01/18/02...................... 1,000,000     999,122
                                                              -----------
                                                                1,995,768
                                                              -----------
       Electrical Equipment - 3.8%
       General Electric Capital Corp.
         1.850%, due 01/25/02...................... 1,000,000     998,767
                                                              -----------
       Financial Services - 31.6%
       American Express Credit Corp.
         2.000%, due 01/15/02...................... 1,000,000     999,222
       CDC Commercial Paper, Inc.
         1.890%, due 01/04/02......................   900,000     899,858
       Goldman Sachs Group, Inc. (The)
         1.850%, due 01/11/02......................   600,000     599,692
       Lehman Brothers Holdings, Inc.
         1.900%, due 04/10/02......................   450,000     447,649
       Merrill Lynch & Co. 7.360%, due 07/24/02....   250,000     254,334
       Morgan Stanley Dean Witter
        1.860%, due 01/22/02.......................   600,000     599,349
        8.100%, due 06/24/02.......................   125,000     128,209
        8.100%, due 06/24/02.......................   175,000     178,530
       National Rural Utilities Cooperative Finance
         Corp. 2.000%, due 01/24/02................ 1,000,000     998,722
       Stadshypotek Delaware, Inc.
         2.100%, due 01/18/02......................   900,000     899,107
       Svenska Handelsbanken AB
         2.200%, due 01/18/02......................   291,000     290,698
       USAA Capital Corp. 1.850%, due 01/15/02.....   900,000     899,352

        ---------------------------------------------------------------
        Security                                    Par       Value
        Description                                Amount    (Note 2)
        ---------------------------------------------------------------

        Financial Services - continued
        Verizon Global Funding Corp.
          1.830%, due 01/29/02...................   300,000 $   299,573
        Westpactrust Securities, Ltd.
          1.750%, due 03/28/02...................   900,000     896,238
                                                            -----------
                                                              8,390,533
                                                            -----------
        Foreign Municipals - 2.6%
        Province of British Columbia
          2.250%, due 01/18/02...................   700,000     699,256
                                                            -----------
        Media - Broadcasting & Publishing - 4.0%
        Gannett Co., Inc. 1.750%, due 01/23/02... 1,000,000     998,931
        Warner-Lambert Co. 6.625%, due 09/15/02..    63,000      64,449
                                                            -----------
                                                              1,063,380
                                                            -----------
        Medical Supplies - 1.1%
        Becton, Dickinson & Co.
          3.280%, due 03/11/02...................   300,000     298,114
                                                            -----------
        Pharmaceuticals - 1.9%
        Abbott Laboratories 1.900%, due 01/03/02.   500,000     499,947
                                                            -----------
        Telephone Systems - 1.7%
        GTE South, Inc. 7.250%, due 08/01/02.....   455,000     466,859
                                                            -----------
        Total Commercial Paper
        (Cost $21,299,152)                                   21,299,152
                                                            -----------

        Corporate Notes - 11.4%
        Banking - 1.5%
        BankAmerica Corp.
         7.750%, due 07/15/02....................   100,000     102,151
         7.750%, due 07/15/02....................   159,000     163,241
        Wells Fargo & Co.
          8.375%, due 05/15/02...................   135,000     137,216
                                                            -----------
                                                                402,608
                                                            -----------
        Beverages, Food & Tobacco - 3.8%
        Kraft Foods, Inc. 1.770%, due 01/31/02... 1,000,000     998,525
                                                            -----------
        Financial Services - 1.2%
        Associates Corp. of North America
          5.875%, due 07/15/02...................   110,000     111,864
        Toyota Motor Credit Corp.
          7.000%, due 08/05/02...................   200,000     205,116
                                                            -----------
                                                                316,980
                                                            -----------
        Household Products - 2.6%
        Procter & Gamble Co. 1.840%, due 01/11/02   700,000     699,642
                                                            -----------
        Oil & Gas - 0.6%
        Shell Oil Co. 6.700%, due 08/15/02.......   165,000     169,113
                                                            -----------
        Pharmaceuticals - 0.5%
        Johnson & Johnson 7.375%, due 06/29/02...   125,000     127,861
                                                            -----------
        Telephone Systems - 1.2%
        Pacific Bell 7.250%, due 07/01/02........   300,000     307,226
                                                            -----------
        Total Corporate Notes
        (Cost $3,021,955)                                     3,021,955
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                       Par       Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       U.S. Government & Agency Discount Notes - 2.6%
       Federal National Mortgage Association,
         2.310%, due 01/03/02 (Cost $699,910)..... $  700,000 $   699,910
                                                              -----------
       U.S. Government & Agency Obligations - 0.4%
       Federal Home Loan Mortgage Corp.
         7.000%, due 03/15/02.....................     41,369      41,432
       Federal National Mortgage Association......
        6.170%, due 10/21/02......................     25,000      25,712
        6.210%, due 10/28/02......................     35,000      36,032
                                                              -----------
       Total U.S. Government & Agency Obligations
       (Cost $103,176)                                            103,176
                                                              -----------
       Short-Term Investments - 4.6%
       State Street Bank and Trust Co., Repurchase
         Agreement, dated 12/31/01 at 0.50% to be
         repurchased at $1,209,034 on 1/02/02
         collateralized by $1,200,000 FNMA 4.00%
         due 8/15/03 with a value of $1,233,971
         (Cost $1,209,000)........................  1,209,000   1,209,000
                                                              -----------
       TOTAL INVESTMENTS - 99.2%
        (Cost $26,333,193)........................             26,333,193

       Other Assets and Liabilities (net) - 0.8%                  217,555
                                                              -----------
       TOTAL NET ASSETS - 100.0%                              $26,550,748
                                                              ===========

FNMA - Federal National Mortgage Association


                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

     --------------------------------------------------------------------------
     Security                                        Par           Value
     Description                                    Amount        (Note 2)
     --------------------------------------------------------------------------

     Domestic Bonds & Debt Securities - 38.7%
     Asset Backed Securities - 4.2%
     ABFS Equipment Contract Trust,
       6.100%, due 10/15/05 (144A)(e)........... $     18,492   $      18,120
     ARG Funding Corp.
       2.193%, due 05/20/03 (144A)(e) ^.........      300,000         300,305
     Bear Stearns Asset Backed Securities, Inc.
       2.330%, due 09/25/08 ^...................      787,435         786,490
     Compucredit Credit Card Master Trust
       2.116%, due 03/15/07 (144A)(e) ^.........      300,000         300,190
     Credit-Based Asset Servicing and
       Securitization
       2.270%, due 10/25/30 ^...................      463,235         464,472
     FMAC Loan Receivables Trust,
       6.729%, due 12/15/19 (144A)(e)...........      625,000         597,234
     Mid-State Trust
       7.791%, due 03/15/38.....................      599,116         649,316
     MLCC Mortgage Investors, Inc.
       2.276%, due 02/21/26 ^...................      421,675         423,299
     Residential Asset Securitization Trust
       7.130%, due 07/25/31.....................      200,000         201,044
     United Air Lines, Inc.
       2.301%, due 12/02/02 ^...................      350,377         343,301
     World Financial Network Credit Card
       Master Trust
       2.136%, due 06/16/08 ^...................      300,000         298,950
                                                                -------------
                                                                    4,382,721
                                                                -------------
     Automotive - 5.0%
     Ford Motor Co.
       7.450%, due 07/16/31.....................      700,000         643,134
     Ford Motor Credit Co.
      3.121%, due 04/17/02......................      200,000         197,104
      2.060%, due 03/17/03......................      300,000         294,104
      2.351%, due 06/02/03......................      500,000         486,491
      5.274%, due 10/27/03......................      500,000         447,212
      2.860%, due 07/18/05......................      200,000         189,020
      6.875%, due 02/01/06......................      725,000         726,681
     General Motors Acceptance Corp.
      2.540%, due 08/04/03......................      200,000         196,584
      3.010%, due 05/04/04......................      600,000         586,585
      8.000%, due 11/01/31......................    1,500,000       1,531,052
                                                                -------------
                                                                    5,297,967
                                                                -------------
     Collateralized Mortgage Obligations - 15.7%
     Bear Stearns Adjustable Rate Mortgage Trust
      6.665%, due 09/25/31 ^....................      380,499         384,611
      6.299%, due 01/25/32 ^....................    1,500,000       1,535,743
      6.963%, due 01/25/32......................      859,055         862,926
      6.147%, due 02/25/32......................    1,500,000       1,519,885
      6.184%, due 02/25/32......................      800,000         810,791

    ---------------------------------------------------------------------------
    Security                                         Par           Value
    Description                                     Amount        (Note 2)
    ---------------------------------------------------------------------------

    Collateralized Mortgage Obligations - continued
    Bear Stearns Commercial Mortgage
      Securities, Inc.
     5.060%, due 11/15/16....................... $    498,717   $     485,069
     5.610%, due 11/15/33.......................      500,000         479,115
    Cendant Mortgage Corp.
      6.750%, due 04/25/31......................      279,372         281,863
    Countrywide Home Loans
      6.500%, due 11/25/13......................      476,565         487,929
    Credit Suisse First Boston Mortgage
      Securities Corp.
      2.280%, due 08/25/31 ^....................      353,316         354,401
    E-Trade Bank Arm Trust
      7.097%, due 09/25/31 ^....................      359,402         365,476
    FFCA Secured Lending Corp.
      7.850%, due 10/18/17 (144A)(e)............      300,000         310,489
    First Horizon Asset Securities, Inc.
      6.750%, due 11/25/31......................      940,607         959,687
    GMACCM Mortgage Trust I
      2.910%, due 07/20/03 (144A)(e) ^..........      257,410         257,410
    Green Tree Financial Corp.
      7.330%, due 04/01/31......................      400,000         424,678
    Indymac Arm Trust
      6.462%, due 01/25/32......................      189,518         190,250
    Mellon Residential Funding Corp.
      6.580%, due 07/25/29......................      800,000         817,705
    PNC Mortgage Securities Corp.
      6.750%, due 04/25/28......................    1,000,000       1,023,495
    Prudential Home Mortgage Securities
     7.000%, due 11/25/07.......................      700,000         706,584
     7.000%, due 02/25/08.......................      455,000         466,122
    Residential Accredit Loans, Inc.
      8.000%, due 06/25/30......................      739,082         752,685
    Residential Funding Mortgage Security
     6.500%, due 06/25/09.......................      138,259         141,527
     7.750%, due 10/25/30.......................       16,722          16,935
    Small Business Administration
      5.500%, due 10/01/18......................      310,678         305,264
    United Mortgage Securitie Corp..............
     6.900%, due 06/25/32 ^.....................      100,755         101,026
     7.115%, due 09/25/33.......................       33,238          33,954
    Washington Mutual, Inc.
      6.171%, due 12/25/40......................       57,847          58,303
    Wells Fargo Mortgage Backed Securities Trust
      6.749%, due 10/25/31 ^....................      577,273         584,955
     6.251%, due 01/25/32.......................    1,800,000       1,819,688
                                                                -------------
                                                                   16,538,566
                                                                -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                             Par         Value
           Description                         Amount      (Note 2)
           ----------------------------------------------------------

           Communications - 2.8%
           Cingular Wireless
             6.500%, due 12/15/11 (144A)(e). $   700,000 $    710,499
           Deutsche Telekom Finance B.V.
             8.250%, due 06/15/30(d)........     700,000      779,183
           France Telecom S.A.,
            3.650%, due 03/14/03^(144A)(e)..     200,000      201,590
            8.500%, due 03/01/31............     700,000      801,835
           Sprint Capital Corp.
             7.625%, due 06/10/02...........     500,000      510,786
                                                         ------------
                                                            3,003,893
                                                         ------------
           Electric Utilities - 1.2%
           Entergy Gulf States, Inc.,
             3.281%, due 06/02/03(144A)(e)..     200,000      200,469
           Niagara Mohawk Power Corp.
             8.500%, due 07/01/10...........     300,000      282,889
           TECO Energy, Inc.
             7.000%, due 10/01/02...........     300,000      307,719
           TX Electric Co.,
             2.470%, due 06/15/03(144A)(e)..     500,000      500,510
                                                         ------------
                                                            1,291,587
                                                         ------------
           Financial Services - 5.0%
           Associates Corp. of North America
             6.200%, due 05/16/05...........     500,000      521,959
           Bank One NA
             2.216%, due 05/10/04...........     300,000      300,043
           Bear Stearns Companies, Inc.
             2.520%, due 05/06/03...........     600,000      599,562
           Gemstone Investors, Ltd.,
             7.710%, due 10/31/04(144A)(e)..     700,000      680,849
           GMAC Mortgage Corp.
             5.940%, due 07/01/13...........     289,815      289,177
           Heller Financial, Inc.
             6.375%, due 03/15/06...........     400,000      423,060
           Household Finance Corp.
             7.200%, due 07/15/06...........     400,000      421,327
           J.P. Morgan Chase & Co.
             5.625%, due 08/15/06(d)........     400,000      406,692
           Qwest Capital Funding, Inc.
             7.750%, due 02/15/31...........     700,000      673,514
           Small Business Administration
             6.353%, due 03/10/11...........     300,000      294,952
           Sprint Capital Corp.
             6.000%, due 01/15/07 (144A)(e).     700,000      695,763
                                                         ------------
                                                            5,306,898
                                                         ------------
           Food Retailers - 0.5%
           Kroger Co.
             2.771%, due 08/16/12...........     500,000      500,312
                                                         ------------

        ---------------------------------------------------------------
        Security                                  Par         Value
        Description                              Amount      (Note 2)
        ---------------------------------------------------------------

        Foreign Government - 2.1%
        Republic of Panama
          8.250%, due 04/22/08................ $   750,000 $    746,250
        United Mexican States
          8.300%, due 08/15/31................   1,500,000    1,477,500
                                                           ------------
                                                              2,223,750
                                                           ------------
        Health Care Providers - 0.5%
        HCA, Inc.
          3.401%, due 09/19/02^...............     500,000      500,361
                                                           ------------
        Oil & Gas - 0.7%
        Conoco, Inc.
          3.201%, due 10/15/02................     700,000      701,350
                                                           ------------
        Telephone Systems - 0.5%
        AT&T Corp.
          7.125%, due 01/15/02................     500,000      500,722
                                                           ------------
        Transportation - 0.5%
        Limestone Electron Trust,
          8.625%, due 03/15/03 (144A)(e)......     500,000      504,720
                                                           ------------
        Total Domestic Bonds & Debt Securities
          (Cost $40,779,593)                                 40,752,847
                                                           ------------

        Commercial Paper - 13.6%
        Banking - 8.2%
        DaimlerChrysler NA Holding
          1.990%, due 09/16/02................     500,000      496,387
        Danske Corp.
          1.940%, due 03/20/02................   3,400,000    3,385,709
        ForeningsSparbanken AB (Swedbank)
         1.750%, due 03/12/02.................   1,600,000    1,594,555
         2.050%, due 03/28/02.................   1,300,000    1,293,634
        Halifax Group Plc
          1.820%, due 03/28/02................     500,000      497,826
        UBS Finance (Delaware), Inc.
         2.020%, due 03/26/02.................     800,000      796,229
         2.070%, due 03/26/02.................     600,000      597,102
                                                           ------------
                                                              8,661,442
                                                           ------------
        Beverages, Food & Tobacco - 0.3%
        ConAgra Foods, Inc.
          2.720%, due 09/10/03................     300,000      300,310
                                                           ------------
        Electrical Equipment - 1.7%
        General Electric Capital Corp.
         1.770%, due 01/03/02.................   1,500,000    1,499,852
         1.850%, due 03/27/02.................     300,000      298,690
                                                           ------------
                                                              1,798,542
                                                           ------------
        Financial Services - 3.2%
        Nestle Finance France SA
          1.790%, due 03/26/02................     700,000      697,077
        Svedala Industrie AB
          1.780%, due 03/25/02................     700,000      697,127

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Financial Services - continued
       Westpactrust Securities, Ltd.
        1.740%, due 03/28/02.................... $ 1,000,000 $    995,843
        2.060%, due 03/28/02....................   1,000,000      995,079
                                                             ------------
                                                                3,385,126
                                                             ------------
       Telephone Systems - 0.2%
       Deutsche Telekom International Finance BV
         7.750%, due 06/15/05(d)................     200,000      216,731
                                                             ------------
       Total Commercial Paper
         (Cost $14,358,840)                                    14,362,151
                                                             ------------
       U.S. Government & Agency Discount Notes - 5.3%
       Federal Home Loan Mortgage Corp.
         2.280%, due 01/10/02...................      80,000       79,954
       Federal National Mortgage Assoc.
         1.765%, due 03/28/02...................   5,200,000    5,178,075
       U.S. Treasury Bill
         0.000%, due 02/07/02+..................     205,000      204,670
       U.S. Treasury Inflation Index Note
         3.625%, due 07/15/02(b)................     110,967      112,025
                                                             ------------
       Total U.S. Government & Agency Discount
         Notes (Cost $5,575,164)                                5,574,724
                                                             ------------
       U.S. Government & Agency Obligations - 48.5%
       Federal Agricultural Mortgage Corp.
        7.370%, due 08/01/06....................   1,500,000    1,599,086
                                                             ------------
       Federal Home Loan Mortgage Corp.
        7.000%, due 07/01/07....................      25,063       25,070
        7.000%, due 09/01/10....................     124,948      130,438
        6.500%, due 04/01/11....................     670,318      687,930
        6.000%, due 05/01/11....................     714,086      725,467
        5.500%, due 05/01/14....................     387,329      384,440
        6.000%, due 06/01/14....................     833,346      840,976
        6.000%, due 10/01/14....................     278,534      281,085
        6.000%, due 03/01/15....................      23,517       23,732
        5.500%, due 04/01/16....................     477,960      471,239
        5.750%, due 06/15/21....................   1,500,000    1,533,968
        6.000%, due 09/15/25....................     963,715      982,272
        6.500%, due 04/01/29....................     391,255      393,427
        6.500%, due 06/01/29....................      28,566       28,724
        6.500%, due 07/01/29....................      26,511       26,658
        6.500%, due 11/01/30....................      42,923       43,090
       Federal National Mortgage Assoc.
        6.125%, due 11/25/03....................     210,967      217,544
        5.250%, due 06/15/06....................   5,000,000    5,094,980
        6.090%, due 10/01/08....................     504,050      517,296
        6.000%, due 11/01/08....................     188,191      193,119
        6.500%, due 03/01/09....................      35,953       35,950
        6.625%, due 09/15/09....................     200,000      213,960
        6.625%, due 11/15/10....................   1,000,000    1,065,632

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      U.S. Government & Agency Obligations - continued
      Federal National Mortgage Assoc. - continued
       7.000%, due 04/01/11..................... $   529,220 $    550,965
       7.000%, due 05/01/11.....................     240,587      250,729
       6.000%, due 04/01/13.....................   1,057,402    1,067,473
       5.500%, due 07/01/13.....................     355,259      352,578
       8.000%, due 11/01/13.....................     342,105      362,587
       5.500%, due 01/01/14.....................     360,865      357,643
       6.000%, due 03/01/14.....................      53,937       54,368
       8.000%, due 08/01/14.....................     133,369      140,452
       8.000%, due 10/01/25.....................      90,445       95,666
       6.000%, due 06/01/29.....................     430,349      424,005
       6.500%, due 06/01/29.....................     444,828      446,913
       6.500%, due 09/01/29.....................     161,272      162,028
       7.500%, due 09/01/30.....................      48,658       50,281
       6.000%, due TBA(a).......................   2,000,000    1,946,250
      Federal National Mortgage Assoc., REMIC
       6.500%, due 05/17/15.....................     658,445      677,847
      Government National Mortgage Assoc.
       8.250%, due 02/15/09.....................     131,311      140,181
       6.000%, due 04/15/14.....................     377,560      383,002
       7.000%, due 10/15/23.....................     355,150      366,074
       7.500%, due 01/15/26.....................     491,671      512,097
       6.500%, due 03/15/29.....................     152,956      153,803
       6.500%, due 04/15/29.....................     150,861      151,697
       6.500%, due 05/15/29.....................     206,743      207,888
       6.500%, due 06/15/29.....................     188,891      189,937
       6.500%, due 07/15/29.....................     414,618      416,914
       6.500%, due 07/15/29.....................     410,751      413,026
       6.500%, due 08/15/29.....................     531,081      534,023
       7.000%, due TBA(a).......................   5,500,000    5,618,591
       8.000%, due TBA(a).......................   6,000,000    6,273,750
      Government National Mortgage Assoc.,
        REMIC
       2.396%, due 02/16/30.....................     378,756      380,917
      U.S. Treasury Bond
       9.250%, due 02/15/16(d)..................   2,910,000    3,935,775
       8.500%, due 02/15/20(d)..................   2,530,000    3,310,940
       7.625%, due 11/15/22(d)..................     100,000      122,430
       5.250%, due 02/15/29(d)..................     200,000      187,836
      U.S. Treasury Bond STRIPS
       0.000%, due 11/15/21(d)+.................   1,225,000      376,196
      U.S. Treasury Inflation Index Note
       3.875%, due 01/15/09.....................     433,460      443,484
      U.S. Treasury Note
       3.625%, due 01/15/08(d)..................   3,300,180    3,337,310
       6.000%, due 08/15/09(d)..................   1,100,000    1,173,005
                                                             ------------
      Total U.S. Government & Agency Obligations
        (Cost $50,593,976)                                     51,084,744
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Par/Shares     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 15.5%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/01
        at 0.75% to be repurchased at
        $5,908,246 on 1/02/02 collateralized by
        $6,050,000 FHLMC 2.210% due
        11/26/02 with a value of $6,029,460.... $ 5,908,000 $  5,908,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................  10,374,182   10,374,182
                                                            ------------
      Total Short-Term Investments
        (Cost $16,282,182)                                    16,282,182
                                                            ------------

      TOTAL INVESTMENTS - 121.6%
      (Cost $127,589,755)                                    128,056,648

      Other Assets and Liabilities (net) - (21.6%)           (22,714,117)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $105,342,531
                                                            ============

       ------------------------------------------------------------------
                                                      Number
                                             Strike     of      Value
       Put Options                Expiration Price   Contracts (Note 2)
       ------------------------------------------------------------------
       10 Year U.S. Treasury Note  02/22/02  $100.00    (30)    $ (3,657)
       10 Year U.S. Treasury Note  02/22/02   102.00    (80)      (3,875)
       10 Year U.S. Treasury Note  02/22/02   103.00   (270)     (19,406)
       CME Eurodollar............  06/17/02    95.75   (100)        (150)
       CME Eurodollar............  06/14/02    96.00   (500)      (1,000)
       CME Eurodollar............  09/13/02    96.50   (175)      (3,937)
       CME Eurodollar............  06/14/02    97.00   (175)      (1,663)
                                                               ---------
       (Written Option Premium $46,517)                        ($ 33,688)
                                                               =========

Portfolio Footnotes:

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) Held as collateral for open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

(d) All or a portion of security out on loan.

(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1993, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2001.

+ Zero-Coupon bond

FHLMC - Federal Home Loan Mortgage Corp.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

The following table summarizes the portfolio composition of the Portfolio's holdings at December 31, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        75.31%
                 AA                                       1.30
                 A                                        5.27
                 BBB                                      9.82
                 BB                                       2.79
                 Not Rated                                5.51
                                                         -----
                 Total:                                  100.0%
                                                         =====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Common Stocks - 97.9%
         Communications - 8.6%
         CIENA Corp.*............................... 36,900 $   528,039
         Corning, Inc............................... 14,100     125,772
         Foundry Networks, Inc.*.................... 26,400     215,160
         JDS Uniphase Corp.*........................ 48,000     416,640
         Nokia Oyj (ADR)............................ 24,000     588,720
         Polycom, Inc.*.............................  2,000      68,140
         QUALCOMM, Inc.*............................  5,100     257,550
                                                            -----------
                                                              2,200,021
                                                            -----------
         Computer Software & Processing - 23.2%
         BEA Systems, Inc.*......................... 38,700     595,980
         Brocade Communications Systems, Inc.*...... 13,100     433,872
         Check Point Software Technologies, Ltd.*(a) 15,900     634,251
         DoubleClick, Inc.*.........................  9,900     112,266
         i2 Technologies, Inc.*(a).................. 73,800     583,020
         Interwoven, Inc.*..........................  4,600      44,804
         Lawson Software, Inc.*.....................  5,300      83,475
         Macromedia, Inc.*(a).......................  7,200     128,160
         Mercury Interactive Corp.*.................  5,700     193,686
         Micromuse, Inc.*...........................  3,700      55,500
         Microsoft Corp.*...........................  4,100     271,625
         NetIQ Corp.*...............................  3,400     119,884
         Openwave Systems, Inc.*.................... 23,800     233,002
         Oracle Corp.*.............................. 27,200     375,632
         Peregrine Systems, Inc.*................... 12,700     188,341
         Rational Software Corp.*................... 19,500     380,250
         Siebel Systems, Inc.*...................... 33,200     928,936
         VERITAS Software Corp.*....................  8,900     398,987
         Vignette Corp.*............................ 34,200     183,654
                                                            -----------
                                                              5,945,325
                                                            -----------
         Computers & Information - 8.2%
         Compaq Computer Corp....................... 32,800     320,128
         Dell Computer Corp.*....................... 24,300     660,474
         Emulex Corp.*(a)...........................  4,000     158,040
         Gateway, Inc.*............................. 29,100     233,964
         SanDisk Corp.*(a).......................... 15,900     228,960
         Yahoo!, Inc.*(a)........................... 27,800     493,172
                                                            -----------
                                                              2,094,738
                                                            -----------
         Electronics - 24.8%
         Advanced Micro Devices, Inc.*.............. 33,600     532,896
         Altera Corp.*..............................  2,300      48,806
         Analog Devices, Inc.*......................  4,600     204,194
         Applied Micro Circuits Corp.*.............. 22,000     249,040
         Atmel Corp.*............................... 16,400     120,868
         Broadcom Corp. - Class A*.................. 16,200     662,094
         Cypress Semiconductor Corp.*............... 17,200     342,796
         Flextronics International, Ltd.*(a)........ 24,600     590,154
         GlobespanVirata, Inc.*(a).................. 25,035     324,203

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Electronics - continued
           LSI Logic Corp.*....................... 43,284 $   683,022
           Micron Technology, Inc.*............... 16,200     502,200
           PMC-Sierra, Inc.*(a)...................  6,200     131,812
           QLogic Corp.*..........................  6,900     307,119
           RF Micro Devices, Inc.*................ 12,600     242,298
           Sanmina Corp.*......................... 22,115     440,088
           Texas Instruments, Inc................. 15,300     428,400
           Vishay Intertechnology, Inc.*..........  6,000     117,000
           Xilinx, Inc.*.......................... 11,400     445,170
                                                          -----------
                                                            6,372,160
                                                          -----------
           Heavy Machinery - 2.1%
           Applied Materials, Inc.*............... 13,700     549,370
                                                          -----------
           Home Construction, Furnishings & Appliances - 0.6%
           Gemstar-TV Guide Intl., Inc.*(a).......  5,500     152,350
                                                          -----------
           Networking - 9.8%
           Cisco Systems, Inc.*................... 39,100     708,101
           EMC Corp.*............................. 17,900     240,576
           Extreme Networks, Inc.*(a)............. 20,600     265,740
           Juniper Networks, Inc.*................ 32,700     619,665
           Sun Microsystems, Inc.*................ 54,400     669,120
                                                          -----------
                                                            2,503,202
                                                          -----------
           Pharmaceuticals - 0.7%
           Cephalon, Inc.*(a).....................  1,800     136,053
           MedImmune, Inc.*.......................  1,000      46,350
                                                          -----------
                                                              182,403
                                                          -----------
           Retailers - 1.0%
           eBay, Inc.*(a).........................  4,000     267,600
                                                          -----------
           Semiconductors - 18.7%
           Cree, Inc.*(a).........................  4,700     138,462
           Integrated Device Technology, Inc.*(a). 20,980     557,858
           Intel Corp............................. 21,600     679,320
           KLA-Tencor Corp.*...................... 13,500     669,060
           Lam Research Corp.*....................  7,000     162,540
           Marvell Technology Group, Ltd.*(a).....  8,800     315,216
           Maxim Integrated Products, Inc.*.......  7,200     378,072
           National Semiconductor Corp.*..........  7,100     218,609
           Novellus Systems, Inc.*(a).............  7,100     280,095
           Taiwan Semiconductor Manufacturing Co.,
             Ltd. (ADR)........................... 38,520     661,389
           Teradyne, Inc.*(a)..................... 20,500     617,870
           Vitesse Semiconductor Corp.*(a)........  9,900     123,057
                                                          -----------
                                                            4,801,548
                                                          -----------
           Telephone Systems - 0.2%
           Level 3 Communications, Inc.*(a)....... 10,200      51,000
                                                          -----------
           Total Common Stocks (Cost $25,457,343)          25,119,717
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

      --------------------------------------------------------------------
      Security                                     Par/Shares   Value
      Description                                    Amount    (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 21.2%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/01
        at 0.50% to be repurchased at
        $2,238,062 on 1/02/02 collateralized by
        $2,305,000 FNMA 2.92% due 11/14/03
        with a value of $2,286,585................ $2,238,000 $ 2,238,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  3,211,604   3,211,604
                                                              -----------
      Total Short-Term Investments
        (Cost $5,449,604)                                       5,449,604
                                                              -----------

      TOTAL INVESTMENTS - 119.1%
      (Cost $30,906,947)                                       30,569,321

      Other Assets and Liabilities (net) - (19.1%)             (4,916,968)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $25,652,353
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                               Value
        Description                                   Shares  (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 98.8%
        Advertising - 1.1%
        Interpublic Group of Companies, Inc. (The)(a) 22,205 $  655,936
                                                             ----------
        Airlines - 0.4%
        Southwest Airlines Co........................ 11,900    219,912
                                                             ----------
        Apparel Retailers - 1.6%
        Gap, Inc. (The).............................. 26,200    365,228
        Limited, Inc. (The).......................... 37,725    555,312
                                                             ----------
                                                                920,540
                                                             ----------
        Banking - 9.6%
        Bank of America Corp.........................  8,930    562,144
        Bank of New York Co., Inc. (The)............. 19,620    800,496
        Charter One Financial, Inc................... 12,300    333,945
        Comerica, Inc.(a)............................  9,320    534,036
        MBNA Corp.................................... 23,500    827,200
        U.S. Bancorp................................. 54,065  1,131,580
        Wells Fargo Co............................... 21,575    937,434
        Zions Bancorporation.........................  8,530    448,507
                                                             ----------
                                                              5,575,342
                                                             ----------
        Beverages, Food & Tobacco - 6.2%
        Coca-Cola Enterprises, Inc.(a)............... 35,125    665,268
        General Mills, Inc.(a)....................... 13,300    691,733
        Kraft Foods, Inc. - Class A.................. 22,610    769,418
        Philip Morris Co., Inc....................... 32,635  1,496,315
                                                             ----------
                                                              3,622,734
                                                             ----------
        Commercial Services - 2.3%
        Convergys Corp.*............................. 17,855    669,384
        KPMG Consulting, Inc.*....................... 39,175    649,130
                                                             ----------
                                                              1,318,514
                                                             ----------
        Communications - 1.3%
        Cisco Systems, Inc.*......................... 23,700    429,207
        EchoStar Communications Corp. - Class A* (a). 12,000    329,640
                                                             ----------
                                                                758,847
                                                             ----------
        Computer Software & Processing - 4.8%
        Adobe Systems, Inc........................... 14,200    440,910
        BMC Software, Inc.*.......................... 29,400    481,278
        Microsoft Corp.*............................. 28,030  1,856,987
                                                             ----------
                                                              2,779,175
                                                             ----------
        Computers & Information - 2.6%
        Compaq Computer Corp......................... 54,000    527,040
        Hewlett-Packard Co........................... 47,450    974,623
                                                             ----------
                                                              1,501,663
                                                             ----------
        Electric Utilities - 3.6%
        Edison International......................... 46,530    702,603
        PG&E Corp.................................... 39,250    755,170
        Reliant Energy, Inc.......................... 23,660    627,463
                                                             ----------
                                                              2,085,236
                                                             ----------

         --------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         --------------------------------------------------------------

         Electronics - 6.0%
         Agere Systems, Inc. - Class A*............. 29,900 $   170,131
         Broadcom Corp. - Class A* (a).............. 16,750     684,572
         Celestica, Inc.*........................... 14,340     579,192
         Flextronics International, Ltd.* (a)....... 24,040     576,720
         Motorola, Inc.............................. 61,900     929,738
         PMC-Sierra, Inc.* (a)...................... 20,760     441,358
         Solectron Corp.*...........................  7,900      89,112
                                                            -----------
                                                              3,470,823
                                                            -----------
         Entertainment & Leisure - 0.8%
         Royal Caribbean Cruises, Ltd.(a)........... 28,900     468,180
                                                            -----------
         Environmental Controls - 1.0%
         Waste Management, Inc...................... 18,450     588,740
                                                            -----------
         Financial Services - 6.5%
         Citigroup, Inc............................. 46,530   2,348,834
         Goldman Sachs Group, Inc. (The)(a).........  7,285     675,684
         Morgan Stanley Dean Witter & Co............ 13,455     752,673
                                                            -----------
                                                              3,777,191
                                                            -----------
         Food Retailers - 1.3%
         Starbucks Corp.*........................... 38,900     741,045
                                                            -----------
         Forest Products & Paper - 2.7%
         Kimberly-Clark Corp........................ 13,500     807,300
         Smurfit-Stone Container Corp.*............. 29,580     472,393
         Weyerhauser Co.............................  5,400     292,032
                                                            -----------
                                                              1,571,725
                                                            -----------
         Health Care Providers - 1.1%
         HCA - The Healthcare Company............... 17,400     670,596
                                                            -----------
         Heavy Machinery - 0.8%
         Baker Hughes, Inc..........................  4,775     174,144
         Eaton Corp.................................  4,250     316,243
                                                            -----------
                                                                490,387
                                                            -----------
         Industrial - Diversified - 7.9%
         General Electric Co........................ 56,067   2,247,165
         Tyco International, Ltd.(a)................ 39,680   2,337,152
                                                            -----------
                                                              4,584,317
                                                            -----------
         Insurance - 1.6%
         ACE, Ltd.(a)............................... 12,420     498,663
         Chubb Corp. (The)..........................  3,460     238,740
         Cigna Corp.................................  1,940     179,741
                                                            -----------
                                                                917,144
                                                            -----------
         Media - Broadcasting & Publishing - 5.4%
         Charter Communications, Inc. - Class A* (a) 15,900     261,237
         Clear Channel Communications, Inc.*........ 22,100   1,125,111
         Liberty Media Corp. - Class A*............. 27,055     378,770
         McGraw-Hill Companies, Inc. (The)..........  5,850     356,733
         Viacom, Inc. - Class B*.................... 23,225   1,025,384
                                                            -----------
                                                              3,147,235
                                                            -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Medical Supplies - 2.8%
           Medtronic, Inc......................... 32,040 $ 1,640,768
                                                          -----------
           Miscellaneous - 2.6%
           SPDR Trust Series 1(a)................. 13,128   1,499,611
                                                          -----------
           Oil & Gas - 6.3%
           Dynegy, Inc. - Class A................. 13,700     349,350
           Exxon Mobil Corp....................... 49,708   1,953,524
           GlobalSantaFe Corp.(a).................  8,700     248,124
           Royal Dutch Petroleum Co.(a)........... 17,287     847,409
           Unocal Corp............................  7,010     252,851
                                                          -----------
                                                            3,651,258
                                                          -----------
           Pharmaceuticals - 11.0%
           Allergan, Inc.......................... 10,040     753,502
           AmerisourceBergen Corp.(a).............  4,200     266,910
           AstraZeneca Plc (ADR)(a)............... 20,485     954,601
           Johnson & Johnson...................... 32,850   1,941,435
           Pharmacia Corp......................... 30,940   1,319,591
           Schering-Plough Corp................... 32,903   1,178,256
                                                          -----------
                                                            6,414,295
                                                          -----------
           Retailers - 2.3%
           Bed Bath & Beyond, Inc.*............... 15,950     540,705
           TJX Companies, Inc.(a)................. 20,235     806,567
                                                          -----------
                                                            1,347,272
                                                          -----------
           Telephone Systems - 5.2%
           Avaya, Inc.*(a)........................ 17,900     217,485
           Qwest Communications Intl., Inc.(a).... 36,416     514,558
           SBC Communications, Inc................ 39,354   1,541,496
           Verizon Communications, Inc............ 15,900     754,614
                                                          -----------
                                                            3,028,153
                                                          -----------
           Total Common Stocks (Cost $ 55,481,497)         57,446,639
                                                          -----------

      -------------------------------------------------------------------
      Security                                  Par/Shares     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 22.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/01 at 0.50% to be repurchased
        at $1,020,028 on 1/02/02
        collateralized by $1,040,000 SLMA
        3.01% due 04/25/03 with a value of
        $1,042,358............................. $ 1,020,000 $  1,020,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  12,155,153   12,155,153
                                                            ------------
      Total Short-Term Investments
         (Cost $13,175,153)                                   13,175,153
                                                            ------------
      TOTAL INVESTMENTS - 121.4%
        (Cost $ 68,656,650)                                   70,621,792

      Other Assets and Liabilities (net) - (21.4%)           (12,425,487)
                                                            ------------
      TOTAL NET ASSETS - 100.0%                             $ 58,196,305
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

SLMA - Student Loan Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

-----------------------------------------------------
Security                                     Value
Description                         Shares  (Note 2)
-----------------------------------------------------

Common Stocks - 84.6%
Advertising - 0.2%
Getty Images, Inc.*................   800  $   18,384
                                           ----------
Aerospace & Defense - 0.4%
EDO Corp...........................   500      13,225
Engineered Support Systems, Inc.(a)   600      20,526
                                           ----------
                                               33,751
                                           ----------
Airlines - 0.2%
Frontier Airlines, Inc.*........... 1,000      17,000
                                           ----------
Apparel Retailers - 4.7%
American Eagle Outfitters, Inc.*... 1,200      31,404
Chico's FAS, Inc.*(a).............. 1,400      55,580
Christopher & Banks Corp.*......... 3,000     102,750
Deb Shops, Inc.....................   800      19,400
dELiA*s Corp. - Class A*........... 2,400      14,880
Fossil, Inc.*......................   600      12,600
Gymboree Corp. (The)*.............. 3,000      35,790
Hot Topic, Inc.*(a)................ 1,000      31,390
J. Jill Group, Inc.*(a)............ 1,400      30,142
Wet Seal, Inc. (The) - Class A*.... 1,200      28,260
                                           ----------
                                              362,196
                                           ----------
Automotive - 0.7%
Copart, Inc.*...................... 1,400      50,918
                                           ----------
Banking - 1.4%
Greater Bay Bancorp.(a)............ 1,000      28,580
Prosperity Bancshares, Inc.........   600      16,194
Southwest Bancorp. of Texas, Inc.*. 1,200      36,324
Sterling Bancshares, Inc...........   900      11,268
Whitney Holding Corp...............   400      17,540
                                           ----------
                                              109,906
                                           ----------
Beverages, Food & Tobacco - 1.9%
Hain Celestial Group, Inc.*........ 1,000      27,460
Horizon Organic Holding Corp.*..... 1,400      23,128
Performance Food Group Co.*........ 1,300      45,721
United Natural Foods, Inc.*........ 2,000      50,000
                                           ----------
                                              146,309
                                           ----------
Building Materials - 1.2%
D.R. Horton, Inc.(a)...............   800      25,968
Insight Enterprises, Inc.*......... 1,800      44,280
Toll Brothers, Inc.*(a)............   400      17,560
                                           ----------
                                               87,808
                                           ----------
Chemicals - 0.4%
OM Group, Inc......................   500      33,095
                                           ----------
Commercial Services - 7.7%
Administaff, Inc.*(a).............. 1,000      27,410
Apollo Group, Inc. - Class A*......   600      27,006
Career Education Corp.*............   700      23,996
Cerner Corp.*(a)................... 1,100      54,923

            -------------------------------------------------------
            Security                                       Value
            Description                           Shares  (Note 2)
            -------------------------------------------------------

            Commercial Services - continued
            Corporate Executive Board Co.*....... 1,000  $   36,700
            Covance, Inc.*....................... 1,200      27,240
            Digital Insight Corp.*...............   600      13,416
            Education Management Corp.*..........   900      32,625
            Express Scripts, Inc. - Class A*(a)..   800      37,408
            F.Y.I., Inc.*........................   600      20,100
            Forrester Research, Inc.*............   800      16,112
            ICON Plc (ADR)*......................   500      14,905
            Iron Mountain, Inc.*................. 1,000      43,800
            Mobile Mini, Inc.*................... 1,400      54,768
            Pediatrix Medical Group, Inc.*(a)....   600      20,352
            ProBusiness Services, Inc.*(a)....... 1,600      30,080
            Rent-A-Center, Inc.*(a)..............   800      26,856
            ScanSource, Inc.*....................   700      33,320
            Tetra Tech, Inc.*.................... 1,625      32,354
            Valassis Communications, Inc.*.......   400      14,248
                                                         ----------
                                                            587,619
                                                         ----------
            Communications - 5.1%
            Aeroflex, Inc.*...................... 2,100      39,753
            Anaren Microwave, Inc.*.............. 1,600      27,712
            CommScope, Inc.*..................... 1,300      27,651
            Harmonic, Inc.*(a)................... 1,800      21,636
            McDATA Corp. - Class B*(a)...........   400      10,044
            Polycom, Inc.*(a).................... 2,100      71,547
            Powerwave Technologies, Inc.*........ 1,900      32,832
            SeaChange Intl., Inc.*............... 1,400      47,768
            SymmetriCom, Inc.*................... 1,600      12,176
            Tellium, Inc.*(a).................... 1,600       9,968
            Titan Corp. (The)*(a)................   900      22,455
            Tollgrade Communications, Inc.*(a)...   800      26,680
            UTStarcom, Inc.*..................... 1,400      39,900
                                                         ----------
                                                            390,122
                                                         ----------
            Computer Software & Processing - 4.8%
            Activision, Inc.*....................   900      23,409
            Aspen Technology, Inc.*..............   800      13,440
            Catapult Communications Corp.*....... 1,000      26,060
            Cognos, Inc. (Canada)*(a)............   600      15,000
            Documentum, Inc.*.................... 1,300      28,236
            Eclipsys Corp.*...................... 1,200      20,100
            Internet Security Systems, Inc.*.....   900      28,854
            Intrado, Inc.*(a)....................   800      21,440
            Macromedia, Inc.*(a).................   900      16,020
            Micromuse, Inc.*..................... 1,500      22,500
            National Instruments Corp.*..........   900      33,714
            Netegrity, Inc.*.....................   800      15,488
            Pinnacle Systems, Inc.*.............. 3,000      23,820
            Red Hat, Inc.*....................... 1,700      12,070
            SmartForce Plc (ADR)*(a).............   400       9,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)

 -----------------------------------------------------------------------------
 Security                                                             Value
 Description                                                 Shares  (Note 2)
 -----------------------------------------------------------------------------

 Computer Software & Processing - continued
 SonicWALL, Inc.*(a)........................................ 2,900  $   56,376
                                                                    ----------
                                                                       366,427
                                                                    ----------

 Computers & Information - 3.6%
 Avocent Corp.*............................................. 1,000      24,250
 CACI International, Inc. - Class A*........................ 1,200      47,382
 Concurrent Computer Corp.*(a).............................. 1,400      20,790
 FactSet Research Systems, Inc.(a)..........................   500      17,475
 Kronos, Inc.*..............................................   600      29,028
 M-Systems Flash Disk Pioneers, Ltd.*....................... 1,600      18,704
 MCSi, Inc.*(a)............................................. 1,700      39,865
 OneSource Information Services, Inc.*...................... 2,000      18,800
 SkillSoft Corp.*...........................................   800      20,736
 Virage Logic Corp.*(a)..................................... 2,000      38,460
                                                                    ----------
                                                                       275,490
                                                                    ----------
 Electrical Equipment - 3.4%
 Avnet, Inc................................................. 1,000      25,470
 Brooks Automation, Inc.*(a)................................   800      32,536
 Credence Systems Corp.*.................................... 1,300      24,141
 FEI Co.*................................................... 1,800      56,718
 FLIR Systems, Inc.*........................................   600      22,752
 Keithley Instruments, Inc.................................. 1,400      23,660
 Kulicke & Soffa Industries, Inc.*..........................   900      15,435
 REMEC, Inc.*............................................... 1,600      15,984
 Tektronix, Inc.*........................................... 1,600      41,248
                                                                    ----------
                                                                       257,944
                                                                    ----------
 Electronics - 10.7%
 02Micro Intl., Ltd.*....................................... 1,600      38,480
 Actel Corp.*............................................... 1,400      27,874
 Alpha Industries, Inc.*(a)................................. 1,200      26,160
 ANADIGICS, Inc.*(a)........................................   800      12,200
 Applied Micro Circuits Corp.*(a)........................... 1,200      13,584
 AXT, Inc................................................... 1,200      17,316
 ChipPAC, Inc.*............................................. 2,800      20,776
 Cree, Inc.*(a)............................................. 1,500      44,190
 Elantec Semiconductor, Inc.*............................... 1,200      46,080
 Exar Corp.*................................................   900      18,765
 Genesis Microchip, Inc.*(a)................................   900      59,508
 GlobespanVirata, Inc.*(a).................................. 2,330      30,173
 hi/fn, Inc.*............................................... 1,000      14,470
 II-VI, Inc.*............................................... 1,600      27,568
 Integrated Circuit Systems, Inc.*(a)....................... 1,600      36,144
 KEMET Corp.*............................................... 1,200      21,300
 Kopin Corp.*............................................... 2,400      33,600
 Microtune, Inc.*...........................................   800      18,768
 MIPS Technologies, Inc. - Class A*(a)...................... 1,600      13,824
 Photon Dynamics, Inc.*(a).................................. 2,000      91,300
 Pixelworks, Inc.*.......................................... 1,300      20,878
 Power-One, Inc.*........................................... 2,400      24,984

 -----------------------------------------------------------------------------
 Security                                                             Value
 Description                                                 Shares  (Note 2)
 -----------------------------------------------------------------------------

 Electronics - continued
 SBS Technologies, Inc.*....................................   800  $   11,656
 Trikon Technologies, Inc.*................................. 1,000      11,750
 TriQuint Semiconductor, Inc.*.............................. 1,500      18,390
 Varian Semiconductor Equipment Associates, Inc.*........... 1,000      34,590
 Wilson Greatbatch Techologies, Inc.*....................... 1,100      39,710
 Zoran Corp.*............................................... 1,300      42,432
                                                                    ----------
                                                                       816,470
                                                                    ----------
 Entertainment & Leisure - 0.1%
 Sun International Hotels, Ltd.*............................   400      10,140
                                                                    ----------
 Financial Services - 1.0%
 Affiliated Managers Group, Inc.*(a)........................   500      35,240
 Doral Financial Corp.......................................   600      18,726
 Federal Agricultural Mortgage Corp. (Farmer Mac) - Class C*   600      24,300
                                                                    ----------
                                                                        78,266
                                                                    ----------
 Food Retailers - 0.4%
 Whole Foods Market, Inc.*..................................   700      30,492
                                                                    ----------
 Health Care Providers - 4.9%
 Accredo Health, Inc.*...................................... 1,400      55,580
 DaVita, Inc.*.............................................. 1,600      39,120
 First Health Group Corp.*(a)............................... 1,600      39,584
 Laboratory Corporation of America Holdings*(a).............   400      32,340
 LifePoint Hospitals, Inc.*................................. 2,200      74,888
 Pharmaceutical Product Development, Inc.*..................   900      29,079
 Province Healthcare Co.*(a)................................ 1,200      37,032
 Select Medical Corp.*...................................... 1,100      17,688
 Triad Hospitals, Inc.*..................................... 1,600      46,960
                                                                    ----------
                                                                       372,271
                                                                    ----------
 Heavy Machinery - 0.2%
 Optimal Robotics Corp. - Class A*..........................   400      14,180
                                                                    ----------
 Industrial - Diversified - 0.5%
 Shaw Group, Inc. (The)*(a)................................. 1,400      32,900
 Summa Industries*..........................................   800       6,520
                                                                    ----------
                                                                        39,420
                                                                    ----------
 Insurance - 0.7%
 Fidelity National Financial, Inc...........................   900      22,320
 HCC Insurance Holdings, Inc................................ 1,000      27,550
                                                                    ----------
                                                                        49,870
                                                                    ----------
 Media - Broadcasting & Publishing - 2.2%
 Cox Radio, Inc. - Class A*.................................   400      10,192
 Entercom Communications Corp.*.............................   400      20,000
 Entravision Communications Corp. - Class A*................ 1,600      19,120
 Macrovision Corp.*......................................... 1,300      45,786
 Radio One, Inc. - Class A*................................. 1,800      33,246
 Radio One, Inc. - Class D*(a).............................. 2,100      37,821
                                                                    ----------
                                                                       166,165
                                                                    ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


 -----------------------------------------------------------------------------
 Security                                                             Value
 Description                                                 Shares  (Note 2)
 -----------------------------------------------------------------------------

 Medical - Biotechnology - 0.8%
 Cytyc Corp.*(a)............................................ 1,000  $   26,100
 Genencor Intl., Inc.*...................................... 1,400      22,344
 Transkaryotic Therapies, Inc.*.............................   300      12,840
                                                                    ----------
                                                                        61,284
                                                                    ----------
 Medical Services - 0.4%
 IMPATH, Inc.*..............................................   700      31,157
                                                                    ----------
 Medical Supplies - 8.6%
 Aksys, Ltd.*(a)............................................ 1,800       8,370
 Align Technology, Inc.*.................................... 2,200       9,900
 BioSource International, Inc.*............................. 2,300      19,090
 Bruker AXS, Inc.*(a)....................................... 4,000      26,160
 Bruker Daltonics, Inc.*(a)................................. 1,300      21,255
 Cambrex Corp...............................................   600      26,160
 Diagnostic Products Corp...................................   500      21,975
 DIANON Systems, Inc.*......................................   600      36,480
 Haemonetics Corp.*.........................................   300      10,176
 ICU Medical, Inc.*.........................................   800      35,600
 Integra LifeSciences Holdings*.............................   600      15,804
 Lumenis, Ltd.*(a).......................................... 1,300      25,610
 Luminex Corp.*(a)..........................................   800      13,568
 Priority Healthcare Corp. - Class B*.......................   600      21,114
 SangStat Medical Corp.*.................................... 2,400      47,136
 Specialty Laboratories, Inc*(a)............................ 1,300      35,737
 STERIS Corp.*.............................................. 1,500      27,405
 Techne Corp.*.............................................. 1,300      47,905
 The Med-Design Corp.*...................................... 1,900      37,430
 Therasense, Inc.*(a)....................................... 1,600      39,680
 Therma-Wave, Inc.*......................................... 1,000      14,920
 Varian, Inc.*.............................................. 2,100      68,124
 Zoll Medical Corp.*(a)..................................... 1,100      42,834
                                                                    ----------
                                                                       652,433
                                                                    ----------
 Metals - 0.1%
 Gibraltor Steel Corp.......................................   600      10,512
                                                                    ----------
 Mining - 0.1%
 Massey Energy Corp.........................................   400       8,292
                                                                    ----------
 Miscellaneous - 1.3%
 Applied Films Corp.*(a).................................... 1,700      53,125
 Armor Holdings, Inc.*...................................... 1,000      26,990
 TiVo, Inc.*................................................ 2,400      15,720
                                                                    ----------
                                                                        95,835
                                                                    ----------
 Oil & Gas - 5.4%
 Cal Dive International, Inc.*.............................. 2,100      51,828
 Forest Oil Corp.(a)........................................   900      25,389
 Hanover Compressor Co.* (a)................................ 1,600      40,416
 Key Energy Services, Inc.*................................. 1,600      14,720
 Mitchell Energy & Development Corp. - Class A..............   600      31,980
 National-Oilwell, Inc.* (a)................................   600      12,366
 Newfield Exploration Co.*..................................   800      28,408

 -----------------------------------------------------------------------------
 Security                                                             Value
 Description                                                 Shares  (Note 2)
 -----------------------------------------------------------------------------

 Oil & Gas - continued
 Patterson-UTI Energy, Inc.*................................ 2,400  $   55,944
 Pride Intl., Inc.*(a)...................................... 1,600      24,160
 Spinnaker Exploration Co.*.................................   700      28,812
 TETRA Technologies, Inc.*..................................   800      16,760
 Universal Compression Holdings, Inc.*...................... 2,100      61,929
 Willbros Group, Inc.*...................................... 1,200      19,200
                                                                    ----------
                                                                       411,912
                                                                    ----------
 Pharmaceuticals - 5.0%
 Albany Molecular Research, Inc.*(a)........................ 1,200      31,788
 Array BioPharma, Inc.*..................................... 2,300      34,178
 Barr Laboratories, Inc.*(a)................................   400      31,744
 Cephalon, Inc.*(a).........................................   700      52,910
 Charles River Laboratories Intl., Inc.*....................   800      26,784
 CIMA Labs, Inc.*...........................................   400      14,460
 Connetics Corp.*........................................... 1,600      19,040
 First Horizon Pharmaceutical Corp.*........................ 1,000      29,390
 Invitrogen Corp.*(a).......................................   500      30,965
 Medicis Pharmaceutical Corp. - Class A*....................   800      51,672
 Pain Therapeutics, Inc.*(a)................................ 1,900      17,404
 Taro Pharmaceutical Industries, Ltd. (Israel)*............. 1,000      39,950
                                                                    ----------
                                                                       380,285
                                                                    ----------
 Restaurants - 2.7%
 P.F. Chang's China Bistro, Inc.*(a)........................ 1,200      56,760
 Panera Bread Co. - Class A*(a)............................. 1,100      57,244
 RARE Hospitality Intl., Inc.*.............................. 1,800      40,572
 Sonic Corp.*............................................... 1,500      54,000
                                                                    ----------
                                                                       208,576
                                                                    ----------
 Retailers - 2.6%
 Circuit City Stores, Inc. - CarMax Group*.................. 1,500      34,110
 Fred's, Inc................................................   700      28,672
 Krispy Kreme Doughnuts, Inc.*(a)...........................   600      26,520
 Too, Inc.*................................................. 1,600      44,000
 Tweeter Home Entertainment Group, Inc.*.................... 1,300      37,700
 Ultimate Electronics, Inc.*................................   800      24,000
                                                                    ----------
                                                                       195,002
                                                                    ----------
 Telephone Systems - 0.8%
 AirGate PCS, Inc.*......................................... 1,100      50,105
 Rural Celluar Corp. - Class A*.............................   400       8,900
                                                                    ----------
                                                                        59,005
                                                                    ----------
 Transportation - 0.4%
 GulfMark Offshore, Inc.*................................... 1,100      31,141
                                                                    ----------
 Total Common Stocks (Cost $ 5,417,776)                              6,459,677
                                                                    ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001
(Percentage of Net Assets)


--------------------------------------------------------------------
Security                                     Par/Shares   Value
Description                                    Amount    (Note 2)
--------------------------------------------------------------------

Short-Term Investments - 38.1%
Federal Home Loan Bank,
  1.470%, due 01/02/02...................... $1,265,000 $ 1,264,948
State Street Navigator Securities Lending
  Prime Portfolio(b)........................  1,638,632   1,638,632
                                                        -----------
Total Short-Term Investments
  (Cost $ 2,903,580)........................              2,903,580
                                                        -----------

TOTAL INVESTMENTS - 122.7%
(Cost $ 8,321,356)                                        9,363,257

Other Assets and Liabilities (net) - (22.7%)             (1,729,048)
                                                        -----------

TOTAL NET ASSETS - 100.0%                               $ 7,634,209
                                                        ===========

Portfolio Footnotes:

  * Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

            --------------------------------------------------------
            Security                                        Value
            Description                            Shares  (Note 2)
            --------------------------------------------------------

            Common Stocks - 79.0%
            Aerospace & Defense - 1.5%
            Raytheon Co........................... 2,100  $   68,187
                                                          ----------
            Banking - 3.1%
            Capital One Financial Corp.(a)........   800      43,160
            Marshall and Ilsley Corp..............   500      31,640
            Sovereign Bancorp, Inc.(a)............ 2,700      33,048
            TCF Financial Corp.(a)................   700      33,586
                                                          ----------
                                                             141,434
                                                          ----------
            Beverages, Food & Tobacco - 1.7%
            Adolph Coors Co. - Class B(a)......... 1,400      74,760
                                                          ----------
            Building Materials - 2.0%
            Dal-Tile International, Inc.*......... 2,000      46,500
            Martin Marietta Materials, Inc.(a)....   900      41,940
                                                          ----------
                                                              88,440
                                                          ----------
            Chemicals - 2.8%
            Gentex Corp.*......................... 1,600      42,768
            OM Group, Inc.........................   700      46,333
            Rohm & Haas Co.(a).................... 1,100      38,093
                                                          ----------
                                                             127,194
                                                          ----------
            Commercial Services - 9.1%
            ARAMARK Corp. - Class B* (a).......... 1,500      40,350
            Ceridian Corp.*....................... 4,700      88,125
            Certegy, Inc.*........................ 1,800      61,596
            Convergys Corp.*...................... 2,100      78,729
            H&R Block, Inc.(a).................... 1,500      67,050
            Kennametal, Inc....................... 1,200      48,324
            Wind River Systems, Inc.* (a)......... 1,700      30,447
                                                          ----------
                                                             414,621
                                                          ----------
            Communications - 1.8%
            Advanced Fibre Communications, Inc.*.. 2,100      37,107
            L-3 Communications Holdings, Inc.* (a)   500      45,000
                                                          ----------
                                                              82,107
                                                          ----------
            Computer Software & Processing - 2.5%
            BMC Software, Inc.*................... 2,800      45,836
            Diebold, Inc.......................... 1,100      44,484
            Mentor Graphics Corp.*................ 1,000      23,570
                                                          ----------
                                                             113,890
                                                          ----------
            Containers & Packaging - 1.0%
            Pactiv Corp.*......................... 2,500      44,375
                                                          ----------
            Cosmetics & Personal Care - 0.9%
            Avon Products, Inc....................   900      41,850
                                                          ----------
            Electric Utilities - 1.9%
            CMS Energy Corp.(a)................... 1,600      38,448
            Wisconsin Energy Corp................. 2,100      47,376
                                                          ----------
                                                              85,824
                                                          ----------

       -----------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       -----------------------------------------------------------------

       Electrical Equipment - 1.5%
       FEI Co.*.......................................   900  $   28,359
       Molex, Inc. - Class A.......................... 1,500      40,575
                                                              ----------
                                                                  68,934
                                                              ----------
       Electronics - 3.8%
       Amphenol Corp. - Class A* (a).................. 1,200      57,660
       Lattice Semiconductor Corp.*................... 2,600      53,482
       Microchip Technology, Inc.*.................... 1,600      61,984
                                                              ----------
                                                                 173,126
                                                              ----------
       Entertainment & Leisure - 1.9%
       Brunswick Corp................................. 2,000      43,520
       Mattel, Inc.................................... 2,500      43,000
                                                              ----------
                                                                  86,520
                                                              ----------
       Environmental Controls - 1.5%
       Republic Services, Inc.*....................... 3,500      69,895
                                                              ----------
       Forest Products & Paper - 1.0%
       Louisiana-Pacific Corp......................... 5,300      44,732
                                                              ----------
       Health Care Providers - 1.7%
       First Health Group Corp.* (a).................. 1,200      29,688
       Laboratory Corporation of America Holdings* (a)   300      24,255
       Wellpoint Health Networks, Inc.* (a)...........   200      23,370
                                                              ----------
                                                                  77,313
                                                              ----------
       Heavy Machinery - 7.8%
       Cooper Cameron Corp.*..........................   800      32,288
       Cooper Industries, Inc.........................   900      31,428
       Dover Corp..................................... 1,900      70,433
       Parker-Hannifin Corp.(a)....................... 1,200      55,092
       Stanley Works (The)............................ 1,100      51,227
       Weatherford International, Inc.* (a)........... 1,200      44,712
       Zebra Technologies Corp. - Class A*............ 1,200      66,612
                                                              ----------
                                                                 351,792
                                                              ----------
       Home Construction, Furnishings & Appliances - 2.5%
       Harman International Industries, Inc........... 1,000      45,100
       Herman Miller, Inc............................. 2,900      68,614
                                                              ----------
                                                                 113,714
                                                              ----------
       Household Products - 3.2%
       Clorox Co...................................... 1,300      51,415
       Dial Corp. (The)............................... 2,800      48,020
       Newell Rubbermaid, Inc.(a)..................... 1,700      46,869
                                                              ----------
                                                                 146,304
                                                              ----------
       Industrial - Diversified - 3.0%
       ITT Industries, Inc............................   800      40,400
       SPX Corp.* (a).................................   700      95,830
                                                              ----------
                                                                 136,230
                                                              ----------
       Insurance - 4.7%
       Ambac Financial Group, Inc.....................   800      46,288
       MGIC Investment Corp...........................   700      43,204

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2001 (Unaudited)
(Percentage of Net Assets)

          ------------------------------------------------------------
          Security                                            Value
          Description                                Shares  (Note 2)
          ------------------------------------------------------------

          Insurance - continued
          Odyssey Re Holdings Corp.................. 4,400  $   77,880
          XL Capital, Ltd. - Class A................   500      45,680
                                                            ----------
                                                               213,052
                                                            ----------
          Medical Supplies - 8.1%
          Apogent Technologies, Inc.*............... 3,400      87,720
          Cambrex Corp.............................. 1,200      52,320
          Fisher Scientific International, Inc.*....   200       5,840
          Mettler-Toledo International, Inc.*.......   900      46,665
          Millipore Corp............................   800      48,560
          Quest Diagnostics, Inc.*.................. 1,100      78,881
          St. Jude Medical, Inc.*...................   600      46,590
                                                            ----------
                                                               366,576
                                                            ----------
          Oil & Gas - 3.5%
          BJ Services Co.* (a)...................... 1,800      58,410
          Noble Affiliates, Inc.....................   700      24,703
          Noble Drilling Corp.*..................... 1,300      44,252
          Valero Energy Corp.(a)....................   800      30,496
                                                            ----------
                                                               157,861
                                                            ----------

          Pharmaceuticals - 2.3%
          IMS Health, Inc........................... 2,600      50,726
          Teva Pharmaceutical Industries, Ltd. (ADR)   800      49,304
          Watson Pharmaceuticals, Inc.*.............   200       6,278
                                                            ----------
                                                               106,308
                                                            ----------

          Restaurants - 1.9%
          Jack in the Box, Inc.* (a)................ 1,500      41,310
          Outback Steakhouse, Inc.*................. 1,300      44,525
                                                            ----------
                                                                85,835
                                                            ----------

          Retailers - 1.4%
          Barnes & Noble, Inc.* (a).................   800      23,680
          Family Dollar Stores, Inc................. 1,300      38,974
                                                            ----------
                                                                62,654
                                                            ----------

          Textiles, Clothing & Fabrics - 0.9%
          Nike, Inc. - Class B......................   700      39,368
                                                            ----------
          Total Common Stocks (Cost $ 3,268,432)             3,582,896
                                                            ----------

      --------------------------------------------------------------------
      Security                                     Par/Shares   Value
      Description                                    Amount    (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 48.4%
      Federal Home Loan Bank,
        1.470%, due 01/02/02...................... $1,312,000 $ 1,311,946
      State Street Navigator Securities
        Lending Prime Portfolio(b)................    880,661     880,661
                                                              -----------
      Total Short-Term Investments
      (Cost $ 2,192,607)                                        2,192,607
                                                              -----------

      TOTAL INVESTMENTS - 127.4%
      (Cost $ 5,461,039)                                        5,775,503

      Other Assets and Liabilities (net) - (27.4%)             (1,242,496)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $ 4,533,007
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2001
(Percentage of Net Assets)

        ---------------------------------------------------------------
        Security                                               Value
        Description                                  Shares   (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 92.5%

        Canada - 3.6%
        Domtar, Inc.................................  20,500 $  206,120
                                                             ----------
        Denmark - 5.1%
        Novo Nordisk A/S - Series B.................   3,400    139,024
        TDC A/S.....................................   4,300    153,170
                                                             ----------
                                                                292,194
                                                             ----------
        Finland - 11.1%
        Nokia Oyj...................................  13,900    358,325
        Stora Enso Oyj - R Shares...................  22,200    282,464
                                                             ----------
                                                                640,789
                                                             ----------
        France - 2.8%
        Technip-Coflexip S.A........................   1,200    160,227
                                                             ----------
        Hong Kong - 2.5%
        CNOOC, Ltd.................................. 152,300    143,555
                                                             ----------
        Italy - 2.2%
        Saipem SpA..................................  25,600    125,333
                                                             ----------
        Japan - 6.5%
        Kyocera Corp................................   1,100     71,789
        Rohm Co., Ltd...............................     400     51,935
        Sekisui Chemical Co., Ltd...................  37,000     97,435
        World Co., Ltd..............................   5,000    150,752
                                                             ----------
                                                                371,911
                                                             ----------
        Netherlands - 6.7%
        Fortis*.....................................   7,900    204,988
        IHC Caland N.V..............................   2,400    112,159
        Koninklijke (Royal) Philips Electronics N.V.   2,300     68,341
                                                             ----------
                                                                385,488
                                                             ----------
        Norway - 6.1%
        Norsk Hydro ASA.............................   4,400    184,301
        Telenor ASA.................................  39,200    168,563
                                                             ----------
                                                                352,864
                                                             ----------
        Sweden - 11.4%
        Autoliv, Inc. (SDR).........................  13,400    269,205
        Skandinaviska Enskilda Banken AB............  29,300    267,689
        Volvo AB - Series B.........................   7,200    121,228
                                                             ----------
                                                                658,122
                                                             ----------
        Switzerland - 8.1%
        Nestle S.A.*................................     800    170,644
        Swatch Group AG*............................   9,200    182,381
        Swisscom AG.................................     400    110,870
                                                             ----------
                                                                463,895
                                                             ----------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       United Kingdom - 26.4%
       Amdocs, Ltd.* (a)..........................     5,000  $  169,850
       BG Group Plc...............................    43,000     175,037
       Boots Co. Plc..............................    10,900      92,622
       BP Plc.....................................    26,100     202,622
       Iceland Group Plc..........................    16,300      42,181
       Invensys Plc...............................   107,300     186,021
       Marks & Spencer Plc........................    27,500     144,326
       Sage Group Plc (The).......................    47,900     159,121
       Tate & Lyle Plc............................    35,700     179,057
       Vodafone Group Plc.........................    64,600     168,813
                                                              ----------
                                                               1,519,650
                                                              ----------
       Total Common and Preferred Stocks
         (Cost $ 4,810,840)                                    5,320,148
                                                              ----------
       ------------------------------------------------------------------
                                                   Par/Shares
                                                     Amount
       ------------------------------------------------------------------

       Short-Term Investments - 10.1%
       General Electric Capital Corp., 1.900%,
         due 01/03/02.............................  $152,000     151,984
       Household Finance Corp., 1.700%,
         due 01/04/02.............................   251,000     250,964
       State Street Navigator Securities
         Lending Prime Portfolio(b)...............   175,000     175,000
                                                              ----------
       Total Short-Term Investments
       (Cost $ 577,948)                                          577,948
                                                              ----------

       TOTAL INVESTMENTS - 102.6%
       (Cost $ 5,388,788)                                      5,898,096

       Other Assets and Liabilities (net) - (2.6%)              (147,684)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $5,750,412
                                                              ==========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

SDR - Swedish Depositary Receipt

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001


                                                                                      J.P. Morgan    J.P. Morgan    J.P. Morgan
                                                                                    Small Cap Stock  Quality Bond  Select Equity
                                                                                       Portfolio      Portfolio      Portfolio
                                                                                    ---------------  ------------  -------------
Assets
   Investments, at value (Note 2)*                                                      $96,955,883  $166,009,405   $231,781,445
   Cash                                                                                         695    20,995,658            933
   Cash denominated in foreign currencies**                                                      --         3,544             --
   Receivable for investments sold                                                          567,731    27,195,551             --
   Receivable for Trust shares sold                                                              --        82,099          1,022
   Dividends receivable                                                                      69,856            --        212,705
   Interest receivable                                                                        3,755     1,075,750         25,321
   Net variation margin on financial futures contracts (Note 6)                                  --        43,025             --
   Unrealized appreciation on forward currency contracts (Note 7)                                --            --             --
   Receivable from investment adviser (Note 3)                                                   --            --             --
                                                                                    ---------------  ------------  -------------
       Total assets                                                                      97,597,920   215,405,032    232,021,426
                                                                                    ---------------  ------------  -------------
Liabilities
   Due to bank                                                                                   --            --             --
   Payables for:
       Investments purchased                                                                142,928    33,827,628             --
       When-issued / delayed delivery investments (Note 2)                                       --    42,900,602             --
       Trust shares redeemed                                                                 14,754       166,540         84,620
       Net variation margin on financial futures contracts (Note 6)                              --            --         17,675
       Unrealized depreciation on forward currency contracts (Note 7)                            --            --             --
       Outstanding written options                                                               --            --             --
       Distribution and service fees - Class B                                                  177         1,411          1,023
       Cash denominated in foreign currencies**                                                  --            --             --
       Securities on loan                                                                19,649,803     5,110,496     36,844,784
       Investment advisory fee payable (Note 3)                                              54,854        59,707        100,165
   Accrued expenses                                                                          45,008        47,493         56,360
                                                                                    ---------------  ------------  -------------
       Total liabilities                                                                 19,907,524    82,113,877     37,104,627
                                                                                    ---------------  ------------  -------------
Net Assets                                                                              $77,690,396  $133,291,155   $194,916,799
                                                                                    ===============  ============   ============
Net Assets Represented by:
   Paid in surplus                                                                      $80,669,330  $127,005,619   $209,051,131
   Accumulated net realized gain (loss)                                                  (2,158,639)   (1,876,875)   (18,004,227)
   Unrealized appreciation (depreciation) on investments, futures contracts and
       foreign currency                                                                    (830,015)    1,043,751      2,982,792
   Undistributed (distributions in excess of) net investment income                           9,720     7,118,660        887,103
                                                                                    ---------------  ------------  -------------
       Total                                                                            $77,690,396  $133,291,155   $194,916,799
                                                                                    ===============  ============   ============
Net Assets
   Class A                                                                               76,757,845   126,026,467    189,630,281
                                                                                    ===============  ============   ============
   Class B                                                                                  932,551     7,264,688      5,286,518
                                                                                    ===============  ============   ============
   Class E                                                                                       --            --             --
                                                                                    ===============  ============   ============
Capital shares outstanding
   Class A                                                                                6,538,232    11,040,765     14,750,515
                                                                                    ===============  ============   ============
   Class B                                                                                   79,567       637,441        412,143
                                                                                    ===============  ============   ============
   Class E                                                                                       --            --             --
                                                                                    ===============  ============   ============
Net Asset Value and Offering Price Per Share
   Class A                                                                                    11.74         11.41          12.86
                                                                                    ===============  ============   ============
   Class B                                                                                    11.72         11.40          12.83
                                                                                    ===============  ============   ============
   Class E                                                                                       --            --             --
                                                                                    ===============  ============   ============
---------------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                                   $97,785,898  $165,052,923   $228,822,640
**Cost of cash denominated in foreign currencies                                                 --         1,430             --

                       See notes to financial statements

       J.P. Morgan        J.P. Morgan        Lord Abbett     Lord Abbett
      Enhanced Index  International Equity  Bond Debenture  Mid-Cap Value
        Portfolio          Portfolio          Portfolio       Portfolio
      --------------  --------------------  --------------  -------------
        $228,442,622          $ 82,772,730    $196,737,383   $116,060,693
                 288                    --         145,019            255
                  --                    --              --             --
                  --               706,775         525,693             --
                  --                   107         110,034         37,393
             227,046               133,193              --         97,132
               7,228                   224       3,458,138          3,817
                  --                    --              --             --
                  --               626,065              --             --
                  --                    --              --             --
      --------------  --------------------  --------------  -------------
         228,677,184            84,239,094     200,976,267    116,199,290
      --------------  --------------------  --------------  -------------
                  --               312,634              --             --
                  --               153,151         144,458      1,393,022
                  --                    --              --             --
             153,805                57,850          67,200          1,623
               2,525                    --              --             --
                  --               451,552              --             --
                  --                    --              --             --
                 689                   201           5,730          3,234
                  --               229,564              --             --
          31,452,183             1,399,779      14,619,770     22,719,738
              92,912                52,949          83,220         63,710
              63,386                86,191          52,246         29,739
      --------------  --------------------  --------------  -------------
          31,765,500             2,743,871      14,972,624     24,211,066
      --------------  --------------------  --------------  -------------
        $196,911,684          $ 81,495,213    $186,003,643   $ 91,988,224
      ==============  ====================  ==============  =============
        $231,203,506          $111,629,938    $197,026,315   $ 71,911,259
         (27,997,053)          (22,618,057)    (15,053,429)     4,941,287
          (7,656,362)           (7,004,909)     (8,509,833)    14,540,802
           1,361,593              (511,759)     12,540,590        594,876
      --------------  --------------------  --------------  -------------
        $196,911,684          $ 81,495,213    $186,003,643   $ 91,988,224
      ==============  ====================  ==============  =============
         193,422,584            80,482,685     154,228,155     75,050,425
      ==============  ====================  ==============  =============
           3,489,100             1,012,528      31,775,488     16,937,799
      ==============  ====================  ==============  =============
                  --                    --              --             --
      ==============  ====================  ==============  =============
          13,133,060             9,275,201      13,741,213      4,508,997
      ==============  ====================  ==============  =============
             237,350               116,907       2,836,074      1,019,278
      ==============  ====================  ==============  =============
                  --                    --              --             --
      ==============  ====================  ==============  =============
               14.73                  8.68           11.22          16.64
      ==============  ====================  ==============  =============
               14.70                  8.66           11.20          16.62
      ==============  ====================  ==============  =============
                  --                    --              --             --
      ==============  ====================  ==============  =============
      -------------------------------------------------------------------
        $236,101,203          $ 89,940,330    $205,247,216   $101,519,891
                  --              (226,162)             --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001


                                                                   Lord Abbett         Lord Abbett          Lord Abbett
                                                                Developing Growth  Growth Opportunities  Growth and Income
                                                                    Portfolio           Portfolio            Portfolio
                                                                -----------------  --------------------  -----------------
Assets
   Investments, at value (Note 2)*                                    $47,201,992           $11,469,747   $1,475,019,011
   Cash                                                                       101                 4,205              267
   Cash denominated in foreign currencies**                                    --                    --               --
   Receivable for investments sold                                        587,412               158,671        2,250,706
   Receivable for Trust shares sold                                        16,999                26,877          712,279
   Dividends receivable                                                     2,642                 1,317        1,546,117
   Interest receivable                                                      1,878                   499           23,174
   Net variation margin on financial futures contracts                                                                --
       (Note 6)                                                                --                    --
   Unrealized appreciation on forward currency contracts                                                              --
       (Note 7)                                                                --                    --
   Receivable from investment adviser (Note 3)                                 --                    --               --
                                                                -----------------  --------------------  -----------------
       Total assets                                                    47,811,024            11,661,316    1,479,551,554
                                                                -----------------  --------------------  -----------------
Liabilities
   Due to bank                                                                 --                    --               --
   Payables for:
       Investments purchased                                              341,220               222,944       23,936,944
       When-issued / delayed delivery investments (Note 2)                     --                    --               --
       Trust shares redeemed                                               15,736                    --          320,730
       Unrealized depreciation on forward currency                                                                    --
          contracts (Note 7)                                                   --                    --
       Outstanding written options                                             --                    --               --
       Distribution and service fees - Class B                                486                 1,642           18,668
       Securities on loan                                               9,327,221             2,113,546      150,261,111
       Investment advisory fee payable (Note 3)                            21,310                 6,475          650,888
   Accrued expenses                                                        35,180                20,560          160,622
                                                                -----------------  --------------------  -----------------
       Total liabilities                                                9,741,153             2,365,167      175,348,963
                                                                -----------------  --------------------  -----------------
Net Assets                                                            $38,069,871           $ 9,296,149   $1,304,202,591
                                                                =================  ====================  =================
Net Assets Represented by:
   Paid in surplus                                                    $42,866,966           $ 9,402,365   $1,102,849,698
   Accumulated net realized gain (loss)                                (3,322,236)             (544,440)      87,286,340
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency                          (1,474,859)              438,224      101,506,320
   Undistributed (distributions in excess of) net                                                             12,560,233
       investment income                                                       --                    --
                                                                -----------------  --------------------  -----------------
       Total                                                          $38,069,871           $ 9,296,149   $1,304,202,591
                                                                =================  ====================  =================
Net Assets
   Class A                                                             35,526,617               871,163    1,205,470,839
                                                                =================  ====================  =================
   Class B                                                              2,543,254             8,424,986       98,731,752
                                                                =================  ====================  =================
   Class E                                                                     --                    --               --
                                                                =================  ====================  =================
Capital shares outstanding
   Class A                                                              3,333,605                97,317       48,113,587
                                                                =================  ====================  =================
   Class B                                                                238,946               943,720        3,947,018
                                                                =================  ====================  =================
   Class E                                                                     --                    --               --
                                                                =================  ====================  =================
Net Asset Value and Offering Price Per Share
   Class A                                                                  10.66                  8.95            25.05
                                                                =================  ====================  =================
   Class B                                                                  10.64                  8.93            25.01
                                                                =================  ====================  =================
   Class E                                                                     --                    --               --
                                                                =================  ====================  =================

--------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                 $48,676,851           $11,031,523     $1,373,512,691
**Cost of cash denominated in foreign currencies                               --                    --                 --

                       See notes to financial statements

           Janus             MFS       MFS Research       Oppenheimer
     Aggressive Growth  Mid Cap Growth International  Capital Appreciation
         Portfolio        Portfolio      Portfolio         Portfolio
     -----------------  -------------- -------------  --------------------
           $16,876,415     $44,793,595   $21,033,747           $32,442,710
                 8,304         100,959           666                12,377
                   247              --        24,077                    --
                38,715          94,382        74,956                    --
                14,476         251,120        83,798               274,990
                 4,174           3,176        11,767                 7,510
                 3,835           1,607           382                 1,451
                    --              --            --                    --
                    --              --         6,715                    --
                    --              --            --                    --
     -----------------  -------------- -------------  --------------------
            16,946,166      45,244,839    21,236,108            32,739,038
     -----------------  -------------- -------------  --------------------
                    --              --            --                    --
                    --       1,684,508     1,470,237                29,967
                    --              --            --                    --
                    --           6,215            --                    --
                    --              --            --                    --
                    --              --            --                    --
                 2,962           4,439         2,830                 5,038
             1,687,550       6,516,322     1,188,370             5,713,331
                16,136          20,448        12,088                31,384
                24,330          36,765        86,988                17,669
     -----------------  -------------- -------------  --------------------
             1,730,978       8,268,697     2,760,513             5,797,389
     -----------------  -------------- -------------  --------------------
           $15,215,188     $36,976,142   $18,475,595           $26,941,649
     =================  ============== =============  ====================
           $16,369,118     $36,828,823   $19,428,856           $27,328,170
            (1,875,453)         39,331    (1,325,874)             (275,733)
               721,113         106,436       378,648              (112,622)
                   410           1,552        (6,035)                1,834
     -----------------  -------------- -------------  --------------------
           $15,215,188     $36,976,142   $18,475,595           $26,941,649
     =================  ============== =============  ====================
                    --      13,504,387     3,732,508                    --
     =================  ============== =============  ====================
            15,215,188      23,443,347    14,726,905            26,941,649
     =================  ============== =============  ====================
                    --          28,408        16,182                    --
     =================  ============== =============  ====================
                    --       1,613,814       440,114                    --
     =================  ============== =============  ====================
             2,055,236       2,809,295     1,736,568             3,144,020
     =================  ============== =============  ====================
                    --           3,400         1,907                    --
     =================  ============== =============  ====================
                    --            8.37          8.48                    --
     =================  ============== =============  ====================
                  7.40            8.34          8.48                  8.57
     =================  ============== =============  ====================
                    --            8.36          8.48                    --
     =================  ============== =============  ====================

     ----------------------------------------------------------------------
           $16,155,302     $44,687,159   $20,655,222           $32,555,328
                   247              --        24,129                    --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001


                                                                                       PIMCO         PIMCO        PIMCO
                                                                                    Money Market  Total Return  Innovation
                                                                                     Portfolio     Portfolio    Portfolio
                                                                                    ------------  ------------  -----------
Assets
    Investments, at value (Note 2)*                                                  $26,333,193  $128,056,648  $30,569,321
    Cash                                                                                     883            --           29
    Cash denominated in foreign currencies**                                                  --            --           --
    Receivable for investments sold                                                           --     2,146,293      646,646
    Receivable for Trust shares sold                                                     195,291       586,319       11,917
    Dividends receivable                                                                      --            --          753
    Interest receivable                                                                   58,870       820,688        1,278
    Net variation margin on financial futures contracts (Note 6)                              --        34,069           --
    Open swap contracts at fair value (Note 9)                                                --       190,339           --
    Unrealized appreciation on forward currency contracts (Note 7)                            --            --           --
    Receivable from investment adviser (Note 3)                                               --            --           --
                                                                                     -----------  ------------  -----------
       Total assets                                                                   26,588,237   131,834,356   31,229,944
                                                                                     -----------  ------------  -----------
Liabilities
    Due to bank                                                                               --       198,961           --
    Payables for:
       Investments purchased                                                                  --            --    2,259,261
       When-issued / delayed delivery investments (Note 2)                                    --    15,747,500           --
       Trust shares redeemed                                                                  --        22,020       50,202
       Net variation margin on financial futures contracts (Note 6)                           --            --           --
       Unrealized depreciation on forward currency contracts (Note 7)                         --         5,154           --
       Outstanding written options                                                            --        33,688           --
       Distribution and service fees - Class B                                             5,002         8,411        1,930
       Cash denominated in foreign currencies**                                               --            --           --
       Return of securities on loan                                                           --    10,374,182    3,211,604
       Investment advisory fee payable (Note 3)                                           22,825        46,021        3,697
    Accrued expenses                                                                       9,662        55,888       50,897
                                                                                     -----------  ------------  -----------
       Total liabilities                                                                  37,489    26,491,825    5,577,591
                                                                                     -----------  ------------  -----------
Net Assets                                                                           $26,550,748  $105,342,531  $25,652,353
                                                                                     ===========  ============  ===========
Net Assets Represented by:
    Paid in surplus                                                                  $26,550,383  $105,068,708  $26,667,636
    Accumulated net realized gain (loss)                                                     930      (205,010)    (677,657)
    Unrealized appreciation (depreciation) on investments, futures contracts, swap
       contracts, options and foreign currency                                                --       543,940     (337,626)
    Undistributed (distributions in excess of) net investment income                        (565)      (65,107)          --
                                                                                     -----------  ------------  -----------
       Total                                                                         $26,550,748  $105,342,531  $25,652,353
                                                                                     ===========  ============  ===========
Net Assets
    Class A                                                                                   --    59,097,015   16,052,860
                                                                                     ===========  ============  ===========
    Class B                                                                           26,550,748    46,157,776    9,587,730
                                                                                     ===========  ============  ===========
    Class E                                                                                   --        87,740       11,763
                                                                                     ===========  ============  ===========
Capital shares outstanding
    Class A                                                                                   --     5,711,544    2,597,240
                                                                                     ===========  ============  ===========
    Class B                                                                           26,558,306     4,467,579    1,555,330
                                                                                     ===========  ============  ===========
    Class E                                                                                   --         8,495        1,908
                                                                                     ===========  ============  ===========
Net Asset Value and Offering Price Per Share
    Class A                                                                                   --         10.35         6.18
                                                                                     ===========  ============  ===========
    Class B                                                                                 1.00         10.33         6.16
                                                                                     ===========  ============  ===========
    Class E                                                                                   --         10.33         6.17
                                                                                     ===========  ============  ===========

----------------------------------------------------------------------------------------------------------------------------
*Investments at cost                                                                 $26,333,193  $127,589,755  $30,906,947
**Cost of cash denominated in foreign currencies                                              --            --           --

                       See notes to financial statements

Met/Putnam       Met/AIM          Met/AIM     SSR Concentrated
 Research    Small Cap Growth  Mid Cap Equity  International
Portfolio       Portfolio        Portfolio       Portfolio
-----------  ----------------  -------------- ----------------
$70,621,792        $9,363,257      $5,775,503       $5,898,096
        559               308             957            4,400
         --                --              --            2,381
    258,620                --          72,613               --
     49,419            63,118          71,430               --
     69,080             1,029           1,473            7,684
      2,828                --              --               --
         --                --              --               --
         --                --              --               --
         --                --              --               --
         --            43,492          40,266           43,984
-----------  ----------------  -------------- ----------------
 71,002,298         9,471,204       5,962,242        5,956,545
-----------  ----------------  -------------- ----------------
         --                --              --               --
    529,731           168,136         525,184               --
         --                --              --               --
     14,780                --              --               --
         --                --              --               --
         --                --              --               --
         --                --              --               --
      4,502             1,427             821            1,195
         --                --              --               --
 12,155,153         1,638,632         880,661          175,000
     48,998                --              --               --
     52,829            28,800          22,569           29,938
-----------  ----------------  -------------- ----------------
 12,805,993         1,836,995       1,429,235          206,133
-----------  ----------------  -------------- ----------------
$58,196,305        $7,634,209      $4,533,007       $5,750,412
===========  ================  ============== ================
$64,099,507        $6,615,522      $4,196,746       $5,314,584
 (7,877,407)          (23,478)         20,180          (75,298)

  1,965,142         1,041,901         314,464          509,481
      9,063               264           1,617            1,645
-----------  ----------------  -------------- ----------------
$58,196,305        $7,634,209      $4,533,007       $5,750,412
===========  ================  ============== ================
 35,512,476                --              --               --
===========  ================  ============== ================
 22,683,829         7,634,209       4,533,007        5,750,412
===========  ================  ============== ================
         --                --              --               --
===========  ================  ============== ================
  4,362,132                --              --               --
===========  ================  ============== ================
  2,789,804           641,906         411,418          530,566
===========  ================  ============== ================
         --                --              --               --
===========  ================  ============== ================
       8.14                --              --               --
===========  ================  ============== ================
       8.13             11.89           11.02            10.84
===========  ================  ============== ================
         --                --              --               --
===========  ================  ============== ================

---------------------------------------------------------------
$68,656,650        $8,321,356      $5,461,039       $5,388,788
         --                --              --            2,367

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

Year or Period Ended December 31, 2001


                                                                      J.P. Morgan    J.P. Morgan    J.P. Morgan
                                                                    Small Cap Stock  Quality Bond  Select Equity
                                                                       Portfolio      Portfolio      Portfolio
                                                                    ---------------  ------------  -------------
Investment Income
   Dividends (1)                                                        $   823,130   $       569   $  2,191,811
   Interest (2)                                                             182,440     7,569,809        211,470

                                                                    ---------------  ------------  -------------
       Total investment income                                            1,005,570     7,570,378      2,403,281

                                                                    ---------------  ------------  -------------
Expenses
   Investment advisory fee (Note 3)                                         698,400       649,876      1,277,190
   Distribution fee - Class B                                                   628         4,863          3,833
   Custody, fund accounting, administration, and transfer
       agent fees                                                           137,288       158,493        164,723
   Organizational expense                                                        --            --             --
   Audit                                                                     13,680        14,103         13,680
   Trustee fees and expenses                                                  7,709         7,487          7,709
   Legal                                                                     16,533        16,673         16,533
   Insurance                                                                  3,382         4,072          7,857
   Shareholder reporting                                                     14,215        10,136         23,078
   Other                                                                        750           750            750

                                                                    ---------------  ------------  -------------
       Total expenses                                                       892,585       866,453      1,515,353
       Less fees waived and expenses reimbursed by the
          adviser                                                                --      (123,038)            --

                                                                    ---------------  ------------  -------------
   Net expenses                                                             892,585       743,415      1,515,353

                                                                    ---------------  ------------  -------------
   Net investment income                                                    112,985     6,826,963        887,928

                                                                    ---------------  ------------  -------------
Net Realized and Unrealized Gain (Loss) on Investments,
FuturesContracts and Foreign Currency Related Transactions
   Net realized gain (loss) on investments                               (2,109,019)    3,814,020    (15,230,294)
   Net realized gain (loss) on futures contracts                                 --       272,711       (428,470)
   Net realized gain (loss) on foreign currency related
       transactions                                                              --      (102,145)            --

                                                                    ---------------  ------------  -------------
       Net realized gain (loss) on investments, futures
          contracts and foreign currency related
          transactions                                                   (2,109,019)    3,984,586    (15,658,764)

                                                                    ---------------  ------------  -------------
   Unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency
          Beginning of period                                             5,988,296     3,355,322      2,333,007
          End of period                                                    (830,015)    1,015,799      2,982,792

                                                                    ---------------  ------------  -------------
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts and foreign currency               (6,818,311)   (2,339,523)       649,785

                                                                    ---------------  ------------  -------------
   Net realized and unrealized gain(loss) on investments,
       futures contracts and foreign currency related
       transactions                                                      (8,927,330)    1,645,063    (15,008,979)

                                                                    ---------------  ------------  -------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                              $(8,814,345)  $ 8,472,026   $(14,121,051)
                                                                    ===============  ============  =============

-----------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                      $       436   $      (569)  $          1
(2)Interest income includes security lending income of:                 $    38,800   $    22,599   $     24,332

                       See notes to financial statements

 J.P. Morgan     J.P. Morgan      Lord Abbett     Lord Abbett
Enhanced Index  International    Bond Debenture  Mid-Cap Value
  Portfolio    Equity Portfolio    Portfolio       Portfolio
-------------- ----------------  --------------  -------------
 $  2,749,140      $  1,532,842    $    505,329    $ 1,139,341
       39,806            62,031      13,464,626        118,092
-------------- ----------------  --------------  -------------
    2,788,946         1,594,873      13,969,955      1,257,433
-------------- ----------------  --------------  -------------
    1,231,520           739,674       1,015,196        513,024
        2,468               814          17,949         11,116
      186,374           298,474         162,176        103,946
           --                --              --             --
       13,680            15,422          15,023         13,680
        7,487             7,709           7,487          7,709
       16,533            16,673          16,533         16,387
        8,480             4,064           5,376          2,073
       22,899            18,201          16,524          7,781
          750               750             750            750
-------------- ----------------  --------------  -------------
    1,490,191         1,101,781       1,257,014        676,466
      (63,647)          (90,398)        (59,249)       (14,305)
-------------- ----------------  --------------  -------------
    1,426,544         1,011,383       1,197,765        662,161
-------------- ----------------  --------------  -------------
    1,362,402           583,490      12,772,190        595,272
-------------- ----------------  --------------  -------------

  (22,773,889)      (21,720,486)    (11,855,449)     5,059,863
      (18,480)         (517,956)             --             --
           --           (87,451)             --             --
-------------- ----------------  --------------  -------------

  (22,792,369)      (22,325,893)    (11,855,449)     5,059,863
-------------- ----------------  --------------  -------------

   (1,421,078)       (5,369,713)    (14,053,535)    13,756,473
   (7,656,382)       (7,004,909)     (8,752,475)    14,540,802
-------------- ----------------  --------------  -------------

   (6,235,304)       (1,635,196)      5,301,060        784,329
-------------- ----------------  --------------  -------------

  (29,027,673)      (23,961,089)     (6,554,389)     5,844,192
-------------- ----------------  --------------  -------------
 $(27,665,271)     $(23,377,599)   $  6,217,801    $ 6,439,464
 ============  ================  ==============  =============

---------------------------------------------------------------
 $     10,282      $    191,428    $      2,903    $     3,161
 $     20,146      $     45,211    $     25,080    $    11,286

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

Year or Period Ended December 31, 2001


                                                                       Lord Abbett         Lord Abbett          Lord Abbett
                                                                    Developing Growth  Growth Opportunities  Growth and Income
                                                                        Portfolio           Portfolio*           Portfolio
                                                                    -----------------  --------------------  -----------------
Investment Income
   Dividends (1)                                                          $    54,418             $   7,400       $ 19,478,966
   Interest (2)                                                                49,727                 5,369            958,876

                                                                    -----------------  --------------------  -----------------
       Total investment income                                                104,145                12,769         20,437,842

                                                                    -----------------  --------------------  -----------------
Expenses
   Investment advisory fee (Note 3)                                           285,289                28,302          7,151,797
   Distribution fee - Class B                                                   1,613                 9,447             60,055
   Distribution fee - Class E                                                      --                    --                 --
   Custody, fund accounting, administration, and transfer
       agent fees                                                             115,077               112,422            541,924
   Organizational expense                                                          --                29,443                 --
   Audit                                                                       13,680                12,675              7,360
   Trustee fees and expenses                                                    7,709                 7,509              7,066
   Legal                                                                       16,533                18,776             13,502
   Insurance                                                                    1,469                   154             46,956
   Shareholder reporting                                                        9,147                   478             47,484
   Other                                                                          750                   272                750

                                                                    -----------------  --------------------  -----------------
       Total expenses                                                         451,267               219,478          7,876,894
       Less fees waived and expenses reimbursed by the
          adviser                                                             (85,700)             (175,679)            (1,650)

                                                                    -----------------  --------------------  -----------------
   Net expenses                                                               365,567                43,799          7,875,244

                                                                    -----------------  --------------------  -----------------
   Net investment income (loss)                                              (261,422)              (31,030)        12,562,598

                                                                    -----------------  --------------------  -----------------
Net Realized and Unrealized Gain (Loss) on Investments
andForeign Currency Related Transactions
   Net realized gain (loss) on investments                                 (1,283,353)             (544,440)        93,123,272
   Net realized gain (loss) on foreign currency related
       transactions                                                                --                    --                 --

                                                                    -----------------  --------------------  -----------------
       Net realized gain (loss) on investments and foreign
          currency related transactions                                    (1,283,353)             (544,440)        93,123,272

                                                                    -----------------  --------------------  -----------------
   Unrealized appreciation (depreciation) on investments
       and foreign currency
          Beginning of period                                                 132,309                    --        183,228,821
          End of period                                                    (1,474,859)              438,224        101,506,320

                                                                    -----------------  --------------------  -----------------
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (1,607,168)              438,224        (81,722,501)

                                                                    -----------------  --------------------  -----------------
   Net realized and unrealized gain (loss) on investments
       and foreign currency related transactions                           (2,890,521)             (106,216)        11,400,771

                                                                    -----------------  --------------------  -----------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                                $(3,151,943)            $(137,246)      $ 23,963,369
                                                                    =================  ====================  =================

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $        --             $      54       $    102,786
(2)Interest income includes security lending income of:                   $    23,171             $     497       $     81,371

* For the period from 2/12/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

      Janus            MFS        MFS Research       Oppenheimer
Aggressive Growth Mid Cap Growth  International  Capital Appreciation
   Portfolio*       Portfolio*     Portfolio*         Portfolio*
----------------- --------------  -------------  --------------------
   $    26,599        $   15,713    $    88,064             $  46,113
        37,426            43,234         14,634                37,905
----------------- --------------  -------------  --------------------
        64,025            58,947        102,698                84,018
----------------- --------------  -------------  --------------------
        51,898            76,853         63,191                52,560
        16,214            20,764         16,492                20,216
            --                --              3                    --
       114,637           118,088        259,586               110,645
        29,443            29,443         29,443                29,443
        12,675            12,675         12,675                12,675
         7,509             7,509          7,509                 7,509
        18,915            18,776         18,915                18,915
         2,197             2,881          2,145                 1,461
         7,946            11,127          7,946                 6,357
           452               453            455                   271
----------------- --------------  -------------  --------------------
       261,886           298,569        418,360               260,052
      (190,545)         (183,235)      (322,886)             (179,200)
----------------- --------------  -------------  --------------------
        71,341           115,334         95,474                80,852
----------------- --------------  -------------  --------------------
        (7,316)          (56,387)         7,224                 3,166
----------------- --------------  -------------  --------------------

    (1,873,796)           83,992     (1,356,260)             (275,997)
        (1,657)               --         23,174                    32
----------------- --------------  -------------  --------------------

    (1,875,453)           83,992     (1,333,086)             (275,965)
----------------- --------------  -------------  --------------------

            --                --             --                    --
       721,113           106,436        378,648              (112,622)
----------------- --------------  -------------  --------------------

       721,113           106,436        378,648              (112,622)
----------------- --------------  -------------  --------------------

    (1,154,340)          190,428       (954,438)             (388,587)
----------------- --------------  -------------  --------------------
   $(1,161,656)       $  134,041    $  (947,214)             (385,421)
   ===========    ==============  =============  ====================

----------------------------------------------------------------------
   $       323        $       --    $    13,030             $     428
   $       541        $    1,552    $       359             $   1,220

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

Year or Period Ended December 31, 2001


                                                                       PIMCO         PIMCO        PIMCO
                                                                    Money Market  Total Return  Innovation
                                                                     Portfolio*    Portfolio*   Portfolio*
                                                                    ------------  ------------  -----------
Investment Income
   Dividends (1)                                                       $      --    $       --  $     3,802
   Interest (2)                                                          267,310     1,272,348       17,429

                                                                    ------------  ------------  -----------
       Total investment income                                           267,310     1,272,348       21,231

                                                                    ------------  ------------  -----------
Expenses
   Investment advisory fee (Note 3)                                       34,302       144,682       80,258
   Distribution fee - Class B                                             21,435        34,289       10,159
   Distribution fee - Class E                                                 --             4           --
   Custody, fund accounting, administration, and transfer
       agent fees                                                         79,996       119,968      146,799
   Organizational expense                                                 29,443        29,443       29,443
   Audit                                                                  12,675         4,408       12,675
   Trustee fees and expenses                                               7,509         6,169        7,509
   Legal                                                                  18,776        21,532       18,776
   Insurance                                                                 736         2,145        1,248
   Shareholder reporting                                                   2,384         7,946        6,357
   Other                                                                      --            --          272

                                                                    ------------  ------------  -----------
       Total expenses                                                    207,256       370,586      313,496
       Less fees waived and expenses reimbursed by the
          adviser                                                       (142,951)     (148,240)    (219,301)

                                                                    ------------  ------------  -----------
   Net expenses                                                           64,305       222,346       94,195

                                                                    ------------  ------------  -----------
   Net investment income (loss)                                          203,005     1,050,002      (72,964)

                                                                    ------------  ------------  -----------
Net Realized and Unrealized Gain (Loss) on Investments,
FuturesContracts, Swap Contracts, Options and Foreign
Currency RelatedTransactions
   Net realized gain (loss) on investments                                 1,484       276,330     (677,657)
   Net realized gain (loss) on futures contracts                              --       721,965           --
   Net realized gain (loss) on swap contracts                                 --          (241)          --
   Net realized gain (loss) on options                                        --       (38,744)          --
   Net realized gain (loss) on foreign currency related
       transactions                                                           --            --           --

                                                                    ------------  ------------  -----------
       Net realized gain (loss) on investments, futures
          contracts, swap contracts, options and foreign
          currency related transactions                                    1,484       959,310     (677,657)

                                                                    ------------  ------------  -----------
   Unrealized appreciation (depreciation) on investments,
       futures contracts, swap contracts, options and
       foreign currency
          Beginning of period                                                 --            --           --
          End of period                                                       --       543,940     (337,626)

                                                                    ------------  ------------  -----------
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, swap contracts,
       options and foreign currency                                           --       543,940     (337,626)

                                                                    ------------  ------------  -----------
   Net realized and unrealized gain (loss) on investments,
       futures contracts, swap contracts, options and
       foreign currency related transactions                               1,484     1,503,250   (1,015,283)

                                                                    ------------  ------------  -----------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                             $ 204,489    $2,553,252  $(1,088,247)
                                                                    ============  ============  ===========

------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                     $      --    $       --  $        81
(2)Interest income includes security lending income of:                $      --    $    1,216  $     1,247

* For the period from 2/12/01 (commencement of operations) through 12/31/01. ** For the period 10/9/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

Met/Putnam   Met/AIM Small                      SSR Concentrated
 Research     Cap Growth     Met/AIM Mid Cap     International
Portfolio*    Portfolio**   Equity Portfolio**    Portfolio**
-----------  -------------  ------------------  ----------------
$   274,461     $    1,095            $  4,689          $ 11,332
     14,259          4,066               3,983             4,421
-----------  -------------  ------------------  ----------------
    288,720          5,161               8,672            15,753
-----------  -------------  ------------------  ----------------
    167,571         12,236               5,949            10,479
     34,140          3,400               1,983             3,082
         --             --                  --                --
    114,154         15,739               9,584            14,507
     29,443         19,750              19,750            19,750
      4,478         12,098              12,098            13,873
      6,169          1,479               1,479             1,479
     21,392          5,567               5,567             5,707
      2,197             66                  66               189
      7,946            171                 171               604
      1,361            452                 271               458
-----------  -------------  ------------------  ----------------
    388,851         70,958              56,918            70,128
   (176,669)       (53,284)            (47,797)          (53,485)
-----------  -------------  ------------------  ----------------
    212,182         17,674               9,121            16,643
-----------  -------------  ------------------  ----------------
     76,538        (12,513)               (449)             (890)
-----------  -------------  ------------------  ----------------

 (7,621,838)       (23,478)             20,180           (10,481)
         --             --                  --                --
         --             --                  --                --
         --             --                  --                --
        296             --                  --            (2,623)
-----------  -------------  ------------------  ----------------

 (7,621,542)       (23,478)             20,180           (13,104)
-----------  -------------  ------------------  ----------------

         --             --                  --                --
  1,965,142      1,041,901             314,464           509,481
-----------  -------------  ------------------  ----------------

  1,965,142      1,041,901             314,464           509,481
-----------  -------------  ------------------  ----------------

 (5,656,400)     1,018,423             334,644           496,377
-----------  -------------  ------------------  ----------------
$(5,579,862)    $1,005,910            $334,195          $495,487
===========  =============  ==================  ================

-----------------------------------------------------------------
$     2,062     $        8            $     11          $  1,119
$     2,814     $      414            $    150          $     34

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                         J.P. Morgan Small Cap          J.P. Morgan Quality
                                            Stock Portfolio               Bond Portfolio
                                      --------------------------    --------------------------
                                       Year ended    Year ended      Year ended    Year ended
                                      December 31,  December 31,    December 31,  December 31,
                                          2001          2000            2001          2000
                                      ----------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)       $    112,985  $    180,703    $  6,826,963  $  5,827,124
   Net realized gain (loss) on
       investments, futures
       contracts and foreign
       currency related
       transactions                     (2,109,019)   11,588,122       3,984,586    (2,346,230)
   Net change in unrealized
       appreciation (depreciation)
       on investments, futures
       contracts and foreign
       currency related
       transactions                     (6,818,311)  (23,543,343)     (2,339,523)    6,440,859
                                      ------------  ------------    ------------  ------------
   Net increase (decrease) in net
       assets resulting from
       operations                       (8,814,345)  (11,774,518)      8,472,026     9,921,753
                                      ------------  ------------    ------------  ------------
Distributions to Shareholders from:
   Net investment income
     Class A                              (143,647)       (1,301)     (5,864,067)   (5,358,301)
     Class B                                  (102)           --         (38,790)           --
     Class E                                    --            --              --            --
   Net realized gains
     Class A                           (11,524,560)   (4,473,735)             --            --
     Class B                                (8,171)           --              --            --
     Class E                                    --            --              --            --
                                      ------------  ------------    ------------  ------------
   Total distributions                 (11,676,480)   (4,475,036)     (5,902,857)   (5,358,301)
                                      ------------  ------------    ------------  ------------
Capital Share Transactions (Notes
4 and 10):
   Proceeds from shares sold
     Class A                               803,015     6,934,060      13,778,037     4,004,460
     Class B                             1,033,668            --       7,572,750            --
     Class E                                    --            --              --            --
   Net asset value of shares
       issued through acquisition
     Class A                                    --            --      24,199,997            --
   Net asset value of shares
       issued through dividend
       reinvestment
     Class A                            11,668,206     4,475,036       5,864,067     5,358,301
     Class B                                 8,273            --          38,790            --
     Class E                                    --            --              --            --
   Cost of shares repurchased
     Class A                           (13,127,536)   (6,527,900)    (13,567,597)  (16,327,262)
     Class B                              (147,678)           --        (368,078)           --
     Class E                                    --            --              --            --
                                      ------------  ------------    ------------  ------------
   Net increase (decrease) in net
       assets from capital share
       transactions                        237,948     4,881,196      37,517,966    (6,964,501)
                                      ------------  ------------    ------------  ------------
Total increase (decrease) in net
assets                                 (20,252,877)  (11,368,358)     40,087,135    (2,401,049)
Net Assets:
   Beginning period                     97,943,273   109,311,631      93,204,020    95,605,069
                                      ------------  ------------    ------------  ------------
   End of period                      $ 77,690,396  $ 97,943,273    $133,291,155  $ 93,204,020
                                      ============  ============    ============  ============
   Net Assets at end of period
       includes undistributed
       (distributions in excess
       of) net investment income      $    112,871  $    143,635    $  7,118,660  $  5,903,674
                                      ============  ============    ============  ============

                       See notes to financial statements

              J.P. Morgan Select              J.P Morgan
               Equity Portfolio         Enhanced Index Portfolio
          ---------------------------- --------------------------
           Year ended    Year ended     Year ended    Year ended
          December 31,  December 31,   December 31,  December 31,
              2001          2000           2001          2000
          ---------------------------- ---------------------------
          $    887,928  $    959,582   $  1,362,402  $  1,727,742

           (15,658,764)    3,621,559    (22,792,369)   (4,752,832)

               649,785   (19,795,761)    (6,235,304)  (28,345,880)
          ------------  ------------   ------------  ------------
           (14,121,051)  (15,214,620)   (27,665,271)  (31,370,970)
          ------------  ------------   ------------  ------------
              (955,461)   (1,210,437)    (1,722,833)   (1,704,999)
                (4,460)           --         (4,350)           --
                    --            --             --            --
            (4,330,596)  (16,230,646)            --   (21,235,976)
               (20,213)           --             --            --
                    --            --             --            --
          ------------  ------------   ------------  ------------
            (5,310,730)  (17,441,083)    (1,727,183)  (22,940,975)
          ------------  ------------   ------------  ------------
             1,035,709     7,107,993      1,721,648    28,494,620
             5,195,427            --      3,498,965            --
                    --            --             --            --
                    --            --             --            --
             5,286,057    17,441,083      1,722,833    22,940,975
                24,673            --          4,350            --
                    --            --             --            --
           (24,571,624)  (14,191,164)   (25,423,122)  (15,439,439)
               (25,820)           --        (31,895)           --
                    --            --             --            --
          ------------  ------------   ------------  ------------
           (13,055,578)   10,357,912    (18,507,221)   35,996,156
          ------------  ------------   ------------  ------------
           (32,487,359)  (22,297,791)   (47,899,675)  (18,315,789)
           227,404,158   249,701,949    244,811,359   263,127,148
          ------------  ------------   ------------  ------------
          $194,916,799  $227,404,158   $196,911,684  $244,811,359
          ============  ============   ============  ============

          $    887,140  $    959,133   $  1,361,593  $  1,726,394
          ============  ============   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                               J.P. Morgan                     Lord Abbett
                                      International Equity Portfolio    Bond Debenture Portfolio
                                      -----------------------------    --------------------------
                                        Year ended      Year ended      Year ended    Year ended
                                       December 31,    December 31,    December 31,  December 31,
                                           2001            2000            2001          2000
                                      -------------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)       $    583,490     $    443,522    $ 12,772,190  $ 12,761,813
   Net realized gain (loss) on
       investments and foreign
       currency related
       transactions                    (22,325,893)      11,400,371     (11,855,449)     (888,286)
   Net change in unrealized
       appreciation (depreciation)
       on investments and foreign
       currency related
       transactions                     (1,635,196)     (35,640,762)      5,301,060   (10,394,580)
                                       ------------    ------------    ------------  ------------
   Net increase (decrease) in net
       assets resulting from
       operations                      (23,377,599)     (23,796,869)      6,217,801     1,478,947
                                       ------------    ------------    ------------  ------------
Distributions to Shareholders from:
   Net investment income
     Class A                            (1,224,410)        (585,699)    (12,506,102)  (10,882,595)
     Class B                                (2,709)              --        (256,120)           --
     Class E                                    --               --              --            --
   Net realized gains
     Class A                           (11,619,058)      (8,527,635)             --            --
     Class B                               (25,706)              --              --            --
     Class E                                    --               --              --            --
                                       ------------    ------------    ------------  ------------
   Total distributions                 (12,871,883)      (9,113,334)    (12,762,222)  (10,882,595)
                                       ------------    ------------    ------------  ------------
Capital Share Transactions (Note
4):
   Proceeds from shares sold
     Class A                             7,459,578       14,466,763       6,208,746     3,775,480
     Class B                             1,312,789               --      31,934,579            --
     Class E                                    --               --              --            --
   Net asset value of shares
       issued through dividend
       reinvestment
     Class A                            12,843,469        9,113,334      12,506,102    10,882,595
     Class B                                28,413               --         256,120            --
     Class E                                    --               --              --            --
   Cost of shares repurchased
     Class A                           (20,891,835)     (11,466,275)    (12,965,715)  (20,220,089)
     Class B                              (282,491)              --        (581,913)           --
     Class E                                    --               --              --            --
                                       ------------    ------------    ------------  ------------
   Net increase (decrease) in net
       assets from capital share
       transactions                        469,923       12,113,822      37,357,919    (5,562,014)
                                       ------------    ------------    ------------  ------------
Total increase (decrease) in net
assets                                 (35,779,559)     (20,796,381)     30,813,498   (14,965,662)
Net Assets:
   Beginning period                    117,274,772      138,071,153     155,190,145   170,155,807
                                       ------------    ------------    ------------  ------------
   End of period                      $ 81,495,213     $117,274,772    $186,003,643  $155,190,145
                                       ============    ============    ============  ============
   Net Assets at end of period
       includes undistributed
       (distributions in excess
       of) net investment income      $   (511,759)    $    588,821    $ 12,540,590  $ 12,761,535
                                       ============    ============    ============  ============

                       See notes to financial statements

                   Lord Abbett                 Lord Abbett
             Mid-Cap Value Portfolio   Developing Growth Portfolio
            -------------------------  ---------------------------
             Year ended   Year ended    Year ended     Year ended
            December 31, December 31,  December 31,   December 31,
                2001         2000          2001           2000
            -------------------------  ---------------------------
            $   595,272  $   321,964   $  (261,422)   $  (283,748)

              5,059,863    5,822,793    (1,283,353)    (2,039,823)

                784,329   12,550,409    (1,607,168)    (6,101,498)
            -----------  -----------   -----------    -----------
              6,439,464   18,695,166    (3,151,943)    (8,425,069)
            -----------  -----------   -----------    -----------
               (311,212)    (115,041)           --             --
                 (9,609)          --            --             --
                     --           --            --             --
             (5,756,445)    (243,686)           --     (2,070,624)
               (177,733)          --            --             --
                     --           --            --             --
            -----------  -----------   -----------    -----------
             (6,254,999)    (358,727)           --     (2,070,624)
            -----------  -----------   -----------    -----------
             14,801,939   13,031,028     1,757,062     18,299,867
             16,179,348           --     2,434,281             --
                     --           --            --             --
              6,067,658      358,727            --      2,070,624
                187,342           --            --             --
                     --           --            --             --
             (5,203,427)  (1,170,277)   (5,260,907)    (1,036,325)
               (209,138)          --      (104,208)            --
                     --           --            --             --
            -----------  -----------   -----------    -----------
             31,823,722   12,219,478    (1,173,772)    19,334,166
            -----------  -----------   -----------    -----------
             32,008,187   30,555,917    (4,325,715)     8,838,473
             59,980,037   29,424,120    42,395,586     33,557,113
            -----------  -----------   -----------    -----------
            $91,988,224  $59,980,037   $38,069,871    $42,395,586
            ===========  ===========   ===========    ===========

            $   594,876  $   320,643   $        --    $        --
            ===========  ===========   ===========    ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                      Lord Abbett Growth                Lord Abbett
                                                                    Opportunities Portfolio      Growth & Income Portfolio
                                                                    ----------------------- ----------------------------------
                                                                         Period ended          Year ended        Year ended
                                                                      December 31, 2001*    December 31, 2001 December 31, 2000
                                                                    ----------------------- ----------------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                           $  (31,030)        $   12,562,598     $ 11,469,925
   Net realized gain (loss) on investments and foreign currency
       related transactions                                                 (544,440)            93,123,272       (5,439,850)
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency related transactions                 438,224            (81,722,501)     115,426,869
                                                                          ----------         --------------     ------------
   Net increase (decrease) in net assets resulting from
       operations                                                           (137,246)            23,963,369      121,456,944
                                                                          ----------         --------------     ------------
Distributions to Shareholders from:
   Net investment income
     Class A                                                                      --            (11,375,027)     (10,099,192)
     Class B                                                                      --                (94,323)              --
     Class E                                                                      --                     --               --
   Net realized gains
     Class A                                                                      --                     --      (14,025,467)
     Class B                                                                      --                     --               --
     Class E                                                                      --                     --               --
                                                                          ----------         --------------     ------------
   Total distributions                                                            --            (11,469,350)     (24,124,659)
                                                                          ----------         --------------     ------------
Capital Share Transactions (Notes 4 and 10)
   Proceeds from shares sold
     Class A                                                                 921,657             25,105,875        7,122,136
     Class B                                                               8,624,420             95,188,310               --
     Class E                                                                      --                     --               --
   Net asset value of shares issued through acquisitions
     Class A                                                                      --            338,019,377               --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                      --             11,375,027       24,124,659
     Class B                                                                      --                 94,323               --
     Class E                                                                      --                     --               --
   Cost of shares repurchased
     Class A                                                                 (58,618)          (122,589,606)     (70,987,011)
     Class B                                                                 (54,064)               (65,161)              --
     Class E                                                                      --                     --               --
                                                                          ----------         --------------     ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                        9,433,395            347,128,145      (39,740,216)
                                                                          ----------         --------------     ------------
Total increase (decrease) in net assets                                    9,296,149            359,622,164       57,592,069
Net Assets:
   Beginning period                                                               --            944,580,427      886,988,358
                                                                          ----------         --------------     ------------
   End of period                                                          $9,296,149         $1,304,202,591     $944,580,427
                                                                          ==========         ==============     ============
   Net Assets at end of period includes
       undistributed (distributions in excess of) net investment
       income                                                             $       --         $   12,560,233     $ 11,466,985
                                                                          ==========         ==============     ============

* For the period from 2/12/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

                      Janus Aggressive     MFS Mid Cap
                      Growth Portfolio   Growth Portfolio
                     ------------------ ------------------
                        Period ended       Period ended
                     December 31, 2001* December 31, 2001*
                     ------------------ ------------------
                        $    (7,316)       $   (56,387)
                         (1,875,453)            83,992
                            721,113            106,436
                        -----------        -----------
                         (1,161,656)           134,041
                        -----------        -----------
                                 --                 --
                                 --                 --
                                 --                 --
                                 --                 --
                                 --                 --
                                 --                 --
                        -----------        -----------
                                 --                 --
                        -----------        -----------
                         16,411,942         14,187,690
                                 --         24,164,104
                                 --             26,834
                                 --                 --
                                 --                 --
                                 --                 --
                                 --                 --
                            (35,098)          (912,483)
                                 --           (624,044)
                                 --                 --
                        -----------        -----------
                         16,376,844         36,842,101
                        -----------        -----------
                         15,215,188         36,976,142
                                 --                 --
                        -----------        -----------
                        $15,215,188        $36,976,142
                        ===========        ===========
                        $       410        $     1,552
                        ===========        ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                            MFS               Oppenheimer
                                                                                   Research International Capital Appreciation
                                                                                         Portfolio             Portfolio
                                                                                   ---------------------- --------------------
                                                                                        Period ended          Period ended
                                                                                     December 31, 2001*    December 31, 2001*
                                                                                   ---------------------- --------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                                         $     7,224           $     3,166
   Net realized gain (loss) on investments, futures contracts, swap contracts,
       options and foreign currency related transactions                                 (1,333,086)             (275,965)
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, options and foreign currency related
       transactions                                                                         378,648              (112,622)
                                                                                        -----------           -----------
   Net increase(decrease) in net assets resulting from operations                          (947,214)             (385,421)
                                                                                        -----------           -----------
Distributions to Shareholders from:
   Net investment income
     Class A                                                                                 (7,666)                   --
     Class B                                                                                (10,475)               (9,434)
     Class E                                                                                    (27)                   --
   Net realized gains
     Class A                                                                                     --                    --
     Class B                                                                                     --                    --
     Class E                                                                                     --                    --
                                                                                        -----------           -----------
   Total distributions                                                                      (18,168)               (9,434)
                                                                                        -----------           -----------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                                                              7,654,971                    --
     Class B                                                                             17,459,026            27,577,952
     Class E                                                                                 15,669                    --
   Net asset value of shares issued through acquisitions
     Class A                                                                                     --                    --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                                  7,666                    --
     Class B                                                                                 10,475                 9,434
     Class E                                                                                     27                    --
   Cost of shares repurchased
     Class A                                                                             (3,836,249)                   --
     Class B                                                                             (1,870,608)             (250,882)
     Class E                                                                                     --                    --
                                                                                        -----------           -----------
   Net increase (decrease) in net assets from capital share transactions                 19,440,977            27,336,504
                                                                                        -----------           -----------
Total increase (decrease) in net assets                                                  18,475,595            26,941,649
Net Assets:
   Beginning period                                                                              --                    --
                                                                                        -----------           -----------
   End of period                                                                        $18,475,595           $26,941,649
                                                                                        ===========           ===========
   Net Assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                        $    (6,035)          $     1,834
                                                                                        ===========           ===========

* For the period from 2/12/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

                           PIMCO              PIMCO
                        Money Market       Total Return
                         Portfolio          Portfolio
                     ------------------ ------------------
                        Period ended       Period ended
                     December 31, 2001* December 31, 2001*
                     ------------------ ------------------
                        $   203,005        $  1,050,002
                              1,484             959,310
                                 --             543,940
                        -----------        ------------
                            204,489           2,553,252
                        -----------        ------------
                                 --            (696,698)
                           (211,493)           (584,919)
                                 --                (293)
                                 --            (420,491)
                               (554)           (418,935)
                                 --                (118)
                        -----------        ------------
                           (212,047)         (2,121,454)
                        -----------        ------------
                         26,558,306          32,446,264
                                 --          51,875,929
                                 --              87,564
                                 --          28,688,977
                                 --           1,117,189
                                 --           1,003,854
                                 --                 411
                                 --          (3,812,656)
                                 --          (6,496,799)
                                 --                  --
                        -----------        ------------
                         26,558,306         104,910,733
                        -----------        ------------
                         26,550,748         105,342,531
                                 --                  --
                        -----------        ------------
                        $26,550,748        $105,342,531
                        ===========        ============
                        $    (8,488)       $    (65,107)
                        ===========        ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                           PIMCO Innovation        Met/Putnam
                                                              Portfolio        Research Portfolio
                                                          -------------------  ------------------
                                                             Period ended         Period ended
                                                          December 31, 2001*   December 31, 2001*
                                                          -------------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                              $    (72,964)        $    76,538
   Net realized gain (loss) on investments                       (677,657)         (7,621,542)
   Net change in unrealized appreciation
       (depreciation) on investments                             (337,626)          1,965,142
                                                             ------------         -----------
   Net increase (decrease) in net assets resulting
       from operations                                         (1,088,247)         (5,579,862)
                                                             ------------         -----------
Distributions to Shareholders from:
   Net investment income
     Class A                                                           --             (24,304)
     Class B                                                           --             (74,716)
     Class E                                                           --                  --
                                                             ------------         -----------
   Total distributions                                                 --             (99,020)
                                                             ------------         -----------
Capital Share Transactions (Notes 4 and 10):
   Proceeds from shares sold
     Class A                                                   29,390,300             360,467
     Class B                                                   11,473,025          25,478,147
     Class E                                                       10,000                  --
   Net asset value of shares issued through
       acquisitions
     Class A                                                           --          39,356,530
     Class B                                                           --                  --
     Class E                                                           --                  --
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                           --              24,304
     Class B                                                           --              74,716
     Class E                                                           --                  --
   Cost of shares repurchased
     Class A                                                  (13,631,619)         (1,254,576)
     Class B                                                     (501,106)           (164,401)
     Class E                                                           --                  --
                                                             ------------         -----------
   Net increase (decrease) in net assets from capital
       share transactions                                      26,740,600          63,875,187
                                                             ------------         -----------
Total increase in net assets                                   25,652,353          58,196,305
Net Assets:
   Beginning period                                                    --                  --
                                                             ------------         -----------
   End of period                                             $ 25,652,353         $58,196,305
                                                             ============         ===========
   Net Assets at end of period includes undistributed
       (distributions in excess of) net investment
       income                                                $         --         $     9,063
                                                             ============         ===========

* For the period from 2/12/01 (commencement of operations) through 12/31/01. ** For the period from 10/9/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

                    Met/AIM Small Cap      Met/AIM Mid Cap
                    Growth Portfolio      Equity Portfolio
                   --------------------  -------------------
                      Period ended          Period ended
                   December 31, 2001**   December 31, 2001**
                   --------------------  -------------------
                       $  (12,513)           $     (449)
                          (23,478)               20,180
                        1,041,901               314,464
                       ----------            ----------
                        1,005,910               334,195
                       ----------            ----------
                               --                (2,475)
                               --                    --
                               --                    --
                       ----------            ----------
                               --                (2,475)
                       ----------            ----------
                        6,653,971             4,199,462
                               --                    --
                               --                    --
                               --                    --
                               --                    --
                               --                    --
                               --                 2,475
                               --                    --
                               --                    --
                          (25,672)                 (650)
                               --                    --
                               --                    --
                       ----------            ----------
                        6,628,299             4,201,287
                       ----------            ----------
                        7,634,209             4,533,007
                               --                    --
                       ----------            ----------
                       $7,634,209            $4,533,007
                       ==========            ==========
                       $      264            $    1,617
                       ==========            ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             SSR
                                                                                        Concentrated
                                                                                   International Portfolio
                                                                                   -----------------------
                                                                                        Period ended
                                                                                     December 31, 2001**
                                                                                   -----------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                                          $      (890)
   Net realized gain (loss) on investments and foreign currency related
       transactions                                                                          (13,104)
   Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                                 509,481
                                                                                         -----------
   Net increase(decrease) in net assets resulting from operations                            495,487

                                                                                         -----------
Distributions to Shareholders from:
   Net investment income
     Class A                                                                                  (4,567)
     Class B                                                                                      --
     Class E                                                                                      --
   Net realized gains
     Class A                                                                                 (62,731)
     Class B                                                                                      --
     Class E                                                                                      --
                                                                                         -----------
   Total distributions                                                                       (67,298)
                                                                                         -----------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                                               6,618,860
     Class B                                                                                      --
     Class E                                                                                      --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                                  67,298
     Class B                                                                                      --
     Class E                                                                                      --
   Cost of shares repurchased
     Class A                                                                              (1,363,935)
     Class B                                                                                      --
     Class E                                                                                      --
                                                                                         -----------
   Net increase (decrease) in net assets from capital share transactions                   5,322,223
                                                                                         -----------
Total increase (decrease) in net assets                                                    5,750,412
Net Assets:
     Beginning period                                                                             --
                                                                                         -----------
     End of period                                                                       $ 5,750,412
                                                                                         ===========
     Net Assets at end of period includes undistributed (distributions in
       excess of) net investment income                                                  $     1,645
                                                                                         ===========

** For the period from 10/9/01 (commencement of operations) through 12/31/01.

                       See notes to financial statements

J.P. MORGAN SMALL CAP STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                         Year ended         Year ended        Year ended        Year ended        Year ended
                                    December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998 December 31, 1997
                                    --------------------------------------------------------------------------------------------

Net Asset Value, beginning of
period                                     $14.82             $ 17.27           $11.98            $13.11            $10.92
                                           ------             -------           ------            ------            ------
     Income from investment
        operations
        Net investment income                0.02                0.02             0.01              0.05              0.06
        Net realized and
          unrealized gains
          (losses)                          (1.22)              (1.78)            5.31             (0.72)             2.22
                                           ------             -------           ------            ------            ------
     Total from investment
        operations                          (1.20)              (1.76)            5.32             (0.67)             2.28
                                           ------             -------           ------            ------            ------
     Distributions
        Dividends from net
          investment income                 (0.02)                 --+           (0.03)            (0.02)            (0.05)
        Distributions from
          net realized gains                (1.86)              (0.69)              --             (0.44)            (0.04)
                                           ------             -------           ------            ------            ------
     Total distributions                    (1.88)              (0.69)           (0.03)            (0.46)            (0.09)
                                           ------             -------           ------            ------            ------
Net Asset Value, end of period             $11.74             $ 14.82           $17.27            $11.98            $13.11
                                           ------             -------           ------            ------            ------
Total Return                                (8.42)%            (10.55)%          44.56%            (5.40)%           20.89%
                                           ------             -------           ------            ------            ------
Ratios/Supplemental Data
   Net Assets, end of period
     (In millions)                         $ 76.8             $  97.9           $109.3            $ 78.2            $ 59.8

   Ratios to Average Net
     Assets (1):
     Expenses                                1.09%              1.03 %           1.05 %            0.95 %            0.95 %
     Net investment income                   0.14%              0.17 %           0.11 %            0.45 %            0.56 %

   Portfolio turnover rate                  79.90%              107.1%           123.5%            62.4 %            79.1 %
(1)If certain expenses had
   not been reimbursed by the
   Adviser, total return
   would have been lower and
   the ratios would have been
   as follows:
   Ratio of Operating
   Expenses to Average Net
   Assets:                                    N/A                 N/A            1.09 %            1.12 %            1.39 %
   Ratio of Net Investment
   Income (Loss) to Average
   Net Assets:                                N/A                 N/A            0.07 %            0.28 %            0.12 %

+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                               For the period from April 3, 2001
                                                 (commencement of operations)
                                                    to December 31, 2001(a)
                                               ---------------------------------

Net Asset Value, beginning of period                        $12.25
                                                            ------
     Income from investment operations
        Net investment income                                   --+
        Net realized and unrealized
          gains                                               1.35
                                                            ------
     Total from investment operations                         1.35
                                                            ------
     Distributions
        Dividends from investment income                     (0.02)
        Distributions from net realized
          gains                                              (1.86)
                                                            ------
     Total distributions                                     (1.88)
                                                            ------
Net Asset Value, end of period                              $11.72
                                                            ------
Total Return                                                 10.61%*
                                                            ------
Ratios/Supplemental Data:
   Net Assets, end of period (In
     millions)                                              $  0.9

   Ratios to Average Net Assets
     Expenses                                                 1.40%**
     Net investment income                                   (0.10)%**

   Portfolio turnover rate                                   79.90%

*  Non-annualized
** Annualized
+  Rounds to less than $0.005 per share
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

J.P. MORGAN QUALITY BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A



                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------

Net Asset Value, beginning of period                $ 11.19             $10.67            $11.02            $10.40
                                                    -------             ------            ------            ------
     Income from investment operations
        Net investment income                          0.64               0.75              0.46              0.49
        Net realized and unrealized
          gains (losses)                               0.13               0.42             (0.63)             0.37
                                                    -------             ------            ------            ------
     Total from investment operations                  0.77               1.17             (0.17)             0.86
                                                    -------             ------            ------            ------
     Distributions
        Dividends from net investment
          income                                      (0.55)             (0.65)            (0.12)            (0.24)
        Distributions from net realized
          gains                                          --                 --             (0.06)               --
                                                    -------             ------            ------            ------
     Total distributions                              (0.55)             (0.65)            (0.18)            (0.24)
                                                    -------             ------            ------            ------
Net Asset Value, end of period                      $ 11.41             $11.19            $10.67            $11.02
                                                    -------             ------            ------            ------
Total Return                                          7.03 %             11.42%            (1.54)%           8.37 %
                                                    -------             ------            ------            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                      $ 126.0             $ 93.2            $ 95.6            $ 45.8

   Ratios to Average Net Assets (1):
     Expenses                                         0.60 %             0.64 %            0.64 %            0.65 %
     Net investment income                            5.59 %             6.33 %            5.67 %            5.59 %

   Portfolio turnover rate                           229.40%             221.9%            369.5%            255.4%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                0.70 %             0.72 %            0.71 %            0.86 %
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                      5.49 %             6.26 %            5.60 %            5.38 %

                                                 Year ended
                                              December 31, 1997
                                              -----------------

Net Asset Value, beginning of period               $10.08
                                                   ------
     Income from investment operations
        Net investment income                        0.44
        Net realized and unrealized
          gains (losses)                             0.45
                                                   ------
     Total from investment operations                0.89
                                                   ------
     Distributions
        Dividends from net investment
          income                                    (0.53)
        Distributions from net realized
          gains                                     (0.04)
                                                   ------
     Total distributions                            (0.57)
                                                   ------
Net Asset Value, end of period                     $10.40
                                                   ------
Total Return                                        9.06 %
                                                   ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                     $ 18.6

   Ratios to Average Net Assets (1):
     Expenses                                       0.65 %
     Net investment income                          5.92 %

   Portfolio turnover rate                          163.7%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                              1.08 %
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                    5.49 %

(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from April 3, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                              ---------------------------------

Net Asset Value, beginning of period                       $ 11.52
                                                           -------
     Income from investment operations
        Net investment income                                 0.39
        Net realized and unrealized
          losses                                              0.04
                                                           -------
     Total from investment operations                         0.43
                                                           -------
     Distributions
        Dividends from net investment
          income                                             (0.55)
                                                           -------
     Total distributions                                     (0.55)
                                                           -------
Net Asset Value, end of period                             $ 11.40
                                                           -------
Total Return                                                 3.87 %*
                                                           -------
Ratios/Supplemental Data:
   Net Assets, end of period (In
     millions)                                             $   7.3

   Ratios to Average Net Assets (1):
     Expenses                                                 0.85%**
     Net investment income                                    4.40%**

   Portfolio turnover rate                                  229.40%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        0.95%**
   Ratio of Net Investment Income to
   Average Net Assets:                                        4.30%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

J.P. MORGAN SELECT EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------

Net Asset Value, beginning of period                 $14.03             $16.11            $16.07            $13.97
                                                     ------             ------            ------            ------
     Income from investment operations
        Net investment income                          0.06               0.06              0.09              0.09
        Net realized and unrealized
          gains (losses)                              (0.89)             (1.00)             1.45              2.98
                                                     ------             ------            ------            ------
     Total from investment operations                 (0.83)             (0.94)             1.52              3.07
                                                     ------             ------            ------            ------
     Distributions
        Dividends from net investment
          income                                      (0.06)             (0.08)            (0.04)            (0.05)
        Distributions from net realized
          gains                                       (0.28)             (1.06)            (1.44)            (0.92)
                                                     ------             ------            ------            ------
     Total distributions                              (0.34)             (1.14)            (1.48)            (0.97)
                                                     ------             ------            ------            ------
Net Asset Value, end of period                       $12.86             $14.03            $16.11            $16.07
                                                     ------             ------            ------            ------
Total Return                                          (6.05)%            (6.18)%            9.71%            22.56%
                                                     ------             ------            ------            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                       $189.6             $227.4            $249.7            $197.8

   Ratios to Average Net Assets (1):
     Expenses                                          0.73%              0.75%             0.77%             0.78%
     Net investment income                             0.43%              0.39%             0.55%             0.68%

   Portfolio turnover rate                            79.30%              77.6             133.8%            182.9%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                  N/A                N/A               N/A              0.86%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                        N/A                N/A               N/A              0.60%

                                                 Year ended
                                              December 31, 1997
                                              -----------------

Net Asset Value, beginning of period               $10.74
                                                   ------
     Income from investment operations
        Net investment income                        0.08
        Net realized and unrealized
          gains (losses)                             3.30
                                                   ------
     Total from investment operations                3.38
                                                   ------
     Distributions
        Dividends from net investment
          income                                    (0.08)
        Distributions from net realized
          gains                                     (0.07)
                                                   ------
     Total distributions                            (0.15)
                                                   ------
Net Asset Value, end of period                     $13.97
                                                   ------
Total Return                                        31.55%
                                                   ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                     $106.9

   Ratios to Average Net Assets (1):
     Expenses                                        0.83%
     Net investment income                           0.81%

   Portfolio turnover rate                          134.8%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                               1.00%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                     0.64%

N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from April 3, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                              ---------------------------------

Net Asset Value, beginning of period                       $12.35
                                                           ------
     Income from investment operations
        Net investment income                                0.03
        Net realized and unrealized
          gains                                              0.79
                                                           ------
     Total from investment operations                        0.82
                                                           ------
     Distributions
        Dividends from net investment
          income                                            (0.06)
        Distributions from net realized
          gains                                             (0.28)
                                                           ------
     Total distributions                                    (0.34)
                                                           ------
Net Asset Value, end of period                             $12.83
                                                           ------
Total Return                                                 6.56%*
                                                           ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                             $  5.3

   Ratios to Average Net Assets
     Expenses                                                0.98%**
     Net investment income                                   0.28%**

   Portfolio turnover rate                                  79.30%

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

J.P. MORGAN ENHANCED INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------
Net Asset Value, beginning of year                  $ 16.76             $ 20.68           $18.12            $13.85
                                                    -------             -------           ------            ------
     Income from investment operations
        Net investment income                          0.11                0.10             0.11              0.09
        Net realized and unrealized
          gains (losses)                              (2.02)              (2.34)            3.05              4.35
                                                    -------             -------           ------            ------
     Total from investment operations                 (1.91)              (2.24)            3.16              4.45
                                                    -------             -------           ------            ------
     Distributions
        Dividends from net investment
          income                                      (0.12)              (0.13)           (0.03)            (0.04)
        Distributions from net realized
          gains                                          --               (1.17)           (0.57)            (0.14)
        Distributions in excess of net
          realized gains                                 --               (0.38)              --                --
                                                    -------             -------           ------            ------
     Total distributions                              (0.12)              (1.68)           (0.60)            (0.18)
                                                    -------             -------           ------            ------
Net Asset Value, end of year                        $ 14.73             $ 16.76           $20.68            $18.12
                                                    -------             -------           ------            ------
Total Return                                         (11.42)%            (11.55)%          17.64%            32.31%
                                                    -------             -------           ------            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                      $ 193.4             $ 244.8           $263.1            $103.8
   Ratios to Average Net Assets (1):
     Expenses                                          0.66%              0.74 %           0.75 %            0.75 %
     Net investment income                            0.63 %              0.65 %           0.75 %            0.77 %
   Portfolio turnover rate                            51.40%              69.8 %           63.2 %            62.4 %
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                0.69 %                N/A            0.76 %            0.94 %
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                      0.60 %                N/A            0.74 %            0.58 %

                                                 Year ended
                                              December 31, 1997
                                              -----------------
Net Asset Value, beginning of year                 $11.11
                                                   ------
     Income from investment operations
        Net investment income                        0.11
        Net realized and unrealized
          gains (losses)                             3.56
                                                   ------
     Total from investment operations                3.67
                                                   ------
     Distributions
        Dividends from net investment
          income                                    (0.11)
        Distributions from net realized
          gains                                     (0.82)
        Distributions in excess of net
          realized gains                               --
                                                   ------
     Total distributions                            (0.93)
                                                   ------
Net Asset Value, end of year                       $13.85
                                                   ------
Total Return                                        33.25%
                                                   ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                     $ 32.3
   Ratios to Average Net Assets (1):
     Expenses                                       0.75 %
     Net investment income                          0.99 %
   Portfolio turnover rate                          59.5 %
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                              1.08 %
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                    0.66 %

N/A Not Applicable
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from April 3, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                              ---------------------------------
Net Asset Value, beginning of year                         $14.64
                                                           ------
     Income from investment operations
        Net investment income                                0.05
        Net realized and unrealized
          gains                                              0.13
                                                           ------
     Total from investment operations                        0.18
                                                           ------
     Distributions
        Dividends from net investment
          income                                            (0.12)
                                                           ------
     Total distributions                                    (0.12)
                                                           ------
Net Asset Value, end of year                               $14.70
                                                           ------
Total Return                                                 1.21%*
                                                           ------
Ratios/Supplemental Data:
   Net Assets, end of period (In
     millions)                                             $  3.5
   Ratios to Average Net Assets (1):
     Expenses                                                0.90%**
     Net investment income                                   0.46%**
   Portfolio turnover rate                                  51.40%
(1)If certain expensed had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                       0.93%**
   Ratio of Net Investment Income to
   Average Net Assets:                                       0.43%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------

Net Asset Value, beginning of period                $ 12.61             $ 16.23           $12.86            $11.47
                                                    -------             -------           ------            ------
     Income from investment operations
        Net investment income                          0.06                0.05             0.08              0.12
        Net realized and unrealized
          gains (losses)                              (2.54)              (2.64)            3.54              1.49
                                                    -------             -------           ------            ------
     Total from investment operations                 (2.48)              (2.59)            3.62              1.61
                                                    -------             -------           ------            ------
     Distributions
        Dividends from net investment
          income                                      (0.14)              (0.07)           (0.07)            (0.22)
        Distributions from net realized
          gains                                       (1.31)              (0.96)           (0.18)               --+
                                                    -------             -------           ------            ------
     Total distributions                              (1.45)              (1.03)           (0.25)            (0.22)
                                                    -------             -------           ------            ------
Net Asset Value, end of period                      $  8.68             $ 12.61           $16.23            $12.86
                                                    -------             -------           ------            ------
Total Return                                         (20.34)%            (16.76)%          28.52%            14.07%
                                                    -------             -------           ------            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                      $  80.5             $ 117.3           $138.1            $104.5

   Ratios to Average Net Assets (1):
     Expenses                                          1.06%               1.16%            1.10%             0.91%
     Net investment income                             0.62%               0.34%            0.62%             0.97%

   Portfolio turnover rate                            88.30%              101.0%            82.8%             74.0%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                 1.17%                N/A             1.15%             1.09%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                       0.51%                N/A             0.57%             0.79%

                                                 Year ended
                                              December 31, 1997
                                              -----------------

Net Asset Value, beginning of period               $10.96
                                                   ------
     Income from investment operations
        Net investment income                        0.12
        Net realized and unrealized
          gains (losses)                             0.54
                                                   ------
     Total from investment operations                0.66
                                                   ------
     Distributions
        Dividends from net investment
          income                                    (0.14)
        Distributions from net realized
          gains                                     (0.01)
                                                   ------
     Total distributions                            (0.15)
                                                   ------
Net Asset Value, end of period                     $11.47
                                                   ------
Total Return                                         5.96%
                                                   ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                     $ 68.8

   Ratios to Average Net Assets (1):
     Expenses                                        0.95%
     Net investment income                           1.35%

   Portfolio turnover rate                           74.1%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                               1.53%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                     0.77%

N/A Not Applicable
+  Rounds to less than $0.005 per share
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from April 3, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                              ---------------------------------

Net Asset Value, beginning of period                       $10.72
                                                           ------
     Income from investment operations
        Net investment loss                                 (0.02)
        Net realized and unrealized
          losses                                            (0.59)
                                                           ------
     Total from investment operations                       (0.61)
                                                           ------
     Distributions
        Dividends from net investment
          income                                            (0.14)
        Distributions in excess of net
          realized gains                                    (1.31)
                                                           ------
     Total distributions                                    (1.45)
                                                           ------
Net Asset Value, end of period                             $ 8.66
                                                           ------
Total Return                                                (6.49)%*
                                                           ------
Ratios/Supplemental Data:
   Net Assets, end of period (In
     millions)                                             $  1.0

   Ratios to Average Net Assets (1):
     Expenses                                                1.30%**
     Net investment loss                                    (0.34)%**

   Portfolio turnover rate                                  88.30%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                       1.41%**
   Ratio of Net Investment Income to
   Average Net Assets:                                      (0.45)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

LORD ABBETT BOND DEBENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------
Net Asset Value, beginning of period                 $11.75             $12.48            $12.38            $12.11
     Income from investment operations
        Net investment income                          0.90               1.00              0.71              0.68
        Net realized and unrealized
          gains (losses)                              (0.48)             (0.90)            (0.29)             0.08
                                                     ------             ------            ------            ------
     Total from investment operations                  0.42               0.10              0.42              0.76
                                                     ------             ------            ------            ------
     Distributions
        Dividends from net investment
          income                                      (0.95)             (0.83)            (0.24)            (0.35)
        Distributions from net realized
          gains                                          --                 --             (0.08)            (0.14)
                                                     ------             ------            ------            ------
     Total distributions                              (0.95)             (0.83)            (0.32)            (0.49)
                                                     ------             ------            ------            ------
Net Asset Value, end of period                       $11.22             $11.75            $12.48            $12.38
                                                     ------             ------            ------            ------
Total Return                                          3.76 %             0.87 %            3.40 %            6.26 %
                                                     ------             ------            ------            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                       $154.2             $155.2            $170.2            $120.0
   Ratios to Average Net Assets (1):
     Expenses                                         0.72 %             0.85 %            0.85 %            0.85 %
     Net investment income                            7.76 %             7.78 %            6.74 %            6.58 %
   Portfolio turnover rate                            66.20%             64.9 %            46.7 %            84.7 %
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                0.75 %             0.86 %            0.86 %            0.93 %
   Ratio of Net Investment Income to
   Average Net Assets:                                7.72 %             7.77 %            6.73 %            6.50 %

                                                 Year ended
                                              December 31, 1997
                                              -----------------
Net Asset Value, beginning of period               $10.97
     Income from investment operations
        Net investment income                        0.54
        Net realized and unrealized
          gains (losses)                             1.15
                                                   ------
     Total from investment operations                1.69
                                                   ------
     Distributions
        Dividends from net investment
          income                                    (0.55)
        Distributions from net realized
          gains                                        --
                                                   ------
     Total distributions                            (0.55)
                                                   ------
Net Asset Value, end of period                     $12.11
                                                   ------
Total Return                                        15.63%
                                                   ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                     $ 55.4
   Ratios to Average Net Assets (1):
     Expenses                                       0.85 %
     Net investment income                          6.68 %
   Portfolio turnover rate                          100.3%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                              1.07 %
   Ratio of Net Investment Income to
   Average Net Assets:                              6.46 %

(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from March 22, 2001
                                                 (commencement of operations)
                                                   to December 31, 2001(a)
                                              ----------------------------------
Net Asset Value, beginning of period                        $12.03
                                                            ------
     Income from investment operations
        Net investment income                                 0.64
        Net realized and unrealized
          losses                                             (0.52)
                                                            ------
     Total from investment operations                         0.12
                                                            ------
     Distributions
        Dividends from net investment
          income                                             (0.95)
                                                            ------
     Total distributions                                     (0.95)
                                                            ------
Net Asset Value, end of period                              $11.20
                                                            ------
Total Return                                                  1.17%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $ 31.8
   Ratios to Average Net Assets (1):
     Expenses                                                 0.95%**
     Net investment income                                    7.38%**
   Portfolio turnover rate                                   66.20%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        0.98%**
   Ratio of Net Investment Income to
   Average Net Assets:                                        7.35%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

LORD ABBETT MID-CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A



                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------

Net Asset Value, beginning of year                   $16.92             $11.17            $10.58            $10.48
                                                     ------             ------            ------            ------
     Income from investment operations
        Net investment income                          0.14               0.08              0.04              0.03
        Net realized and unrealized
          gains (losses)                               1.14               5.79              0.56              0.09
                                                     ------             ------            ------            ------
     Total from investment operations                  1.28               5.87              0.60              0.12
                                                     ------             ------            ------            ------
     Distributions
        Dividends from net investment
          income                                      (0.08)             (0.04)            (0.01)            (0.02)
        Distributions from net realized
          gains                                       (1.48)             (0.08)               --                --
                                                     ------             ------            ------            ------
     Total distributions                              (1.56)             (0.12)            (0.01)            (0.02)
                                                     ------             ------            ------            ------
Net Asset Value, end of year                         $16.64             $16.92            $11.17            $10.58
                                                     ------             ------            ------            ------
Total Return                                           8.10%             52.87%             5.71%             1.11%
                                                     ------             ------            ------            ------
Ratios/Supplemental Data
   Net Assets, end of year (In millions)             $ 75.1             $ 60.0            $ 29.4            $ 18.3

   Ratios to Average Net Assets (1):
     Expenses                                          0.92%              1.26%             1.25%             1.10%
     Net investment income                             0.86%              0.79%             0.50%             0.44%

   Portfolio turnover rate                            40.00%              66.4%             64.3%             41.0%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                 0.94%               N/A              1.41%             1.68%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                       0.84%               N/A              0.34%            (0.14)%

                                              For the period from August 20, 1997
                                                 (commencement of operations)
                                                     to December 21, 1997
                                              -----------------------------------

Net Asset Value, beginning of year                          $10.00
                                                            ------
     Income from investment operations
        Net investment income                                 0.01
        Net realized and unrealized
          gains (losses)                                      0.48
                                                            ------
     Total from investment operations                         0.49
                                                            ------
     Distributions
        Dividends from net investment
          income                                             (0.01)
        Distributions from net realized
          gains                                                 --
                                                            ------
     Total distributions                                     (0.01)
                                                            ------
Net Asset Value, end of year                                $10.48
                                                            ------
Total Return                                                  4.90%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of year (In millions)                    $  2.2

   Ratios to Average Net Assets (1):
     Expenses                                                 1.10%**
     Net investment income                                    0.97%**

   Portfolio turnover rate                                     1.5%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        8.41%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                             (6.34)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.
N/A Not Applicable

Class B

                                              For the period from April 3, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                              ---------------------------------

Net Asset Value, beginning of period                       $16.41
                                                           ------
     Income from investment operations
        Net investment income                                0.08
        Net realized and unrealized
          gains                                              1.69
                                                           ------
     Total from investment operations                        1.77
                                                           ------
     Distributions
        Distributions from net
          investment income                                 (0.08)
        Distributions in excess of net
          investment income                                 (1.48)
                                                           ------
     Total distributions                                    (1.56)
                                                           ------
Net Asset Value, end of period                             $16.62
                                                           ------
Total Return                                                11.33%*
                                                           ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                             $ 16.9

   Ratios to Average Net Assets
     Expenses                                                1.15%**
     Net investment income                                   0.68%**

   Portfolio turnover rate                                  40.00%
(1)If certain expenses had not been
   reimbursed by the Adviser total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                       1.17%*
   Ratio of Net Expenses Income to
   Average Net Assets:                                       0.66%*

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

LORD ABBETT DEVELOPING GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A



                                                   Year ended         Year ended        Year ended        Year ended
                                              December 31, 2001(a) December 31, 2000 December 31, 1999 December 31, 1998
                                              ---------------------------------------------------------------------------

Net Asset Value, beginning of year                   $11.44             $ 14.88           $11.24            $10.55
                                                     ------             -------           ------            ------
     Income from investment operations
        Net investment income (loss)                  (0.08)              (0.08)           (0.07)            (0.03)
        Net realized and unrealized
          gains (losses)                              (0.70)              (2.69)            3.71              0.72
                                                     ------             -------           ------            ------
     Total from investment operations                 (0.78)              (2.77)            3.64              0.69
                                                     ------             -------           ------            ------
     Distributions
        Dividends from net investment
          income                                         --                  --               --                --
        Distributions from net realized
          gains                                          --               (0.01)              --                --+
        Distributions in excess of net
          realized gains                                 --               (0.66)              --                --
                                                     ------             -------           ------            ------
     Total distributions                                 --               (0.67)              --                --
                                                     ------             -------           ------            ------
Net Asset Value, end of year                         $10.66             $ 11.44           $14.88            $11.24
                                                     ------             -------           ------            ------
Total Return                                          (6.82)%*           (18.87)%          32.47%             6.60%
                                                     ------             -------           ------            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                       $ 35.5             $  42.4           $ 33.6            $ 15.9

   Ratios to Average Net Assets (1):
     Expenses                                          0.98%               1.20%           1.15 %            1.00 %
     Net investment income (loss)                     (0.70)%             (0.71)%          (0.73)%           (0.47)%

   Portfolio turnover rate                            48.70%               42.5%            53.2%             18.7%
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                 1.21%               1.24%            1.34%             1.70%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                      (0.93)%             (0.75)%          (0.92)%           (1.17)%

                                              For the period from August 20, 1997
                                                 (commencement of operations)
                                                     to December 31, 1997
                                              -----------------------------------

Net Asset Value, beginning of year                          $10.00
                                                            ------
     Income from investment operations
        Net investment income (loss)                            --+
        Net realized and unrealized
          gains (losses)                                      0.55
                                                            ------
     Total from investment operations                         0.55
                                                            ------
     Distributions
        Dividends from net investment
          income                                                --+
        Distributions from net realized
          gains                                                 --
        Distributions in excess of net
          realized gains                                        --
                                                            ------
     Total distributions                                        --
                                                            ------
Net Asset Value, end of year                                $10.55
                                                            ------
Total Return                                                  5.52%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $  1.7

   Ratios to Average Net Assets (1):
     Expenses                                                 1.00%**
     Net investment income (loss)                             0.18%**

   Portfolio turnover rate                                     9.1%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        9.00%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                             (7.82)%**

(a) Net investment income per share calculated using average shares outstanding
*  Non-annualized
** Annualized
 + Rounds to less than $0.005 per share

Class B

                                              For the period from April 3, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                              ---------------------------------

Net Asset Value, beginning of period                       $ 9.10
                                                           ------
     Income from investment operations
        Net investment loss                                 (0.07)
        Net realized and unrealized
          gains                                              1.61
                                                           ------
     Total from investment operations                        1.54
                                                           ------
Net Asset Value, end of period                             $10.64
                                                           ------
Total Return                                                16.92%*
                                                           ------
Ratios/Supplemental Data:
   Net Assets, end of period (In
     millions)                                             $  2.5

   Ratios to Average Net Assets (1):
     Expenses                                                1.20%**
     Net investment income (loss)                           (0.94)%**

   Portfolio turnover rate                                  48.70%
(1)If certain expenses had not been
   reimbursed by the Adviser total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                       1.44%**
   Ratio of Net Expenses Income to
   Average Net Assets:                                      (1.17)%**

(a) Net investment income per share calculated using average shares outstanding
*  Non-annualized
** Annualized

                       See notes to financial statements

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A


                                               For the period from May 1, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                               -------------------------------

 Net Asset Value, beginning of period                      $ 9.58
                                                           ------
      Income from investment operations
         Net investment loss                                (0.03)
         Net realized and unrealized
           losses                                           (0.60)
                                                           ------
      Total from investment operations                      (0.63)
                                                           ------
 Net Asset Value, end of period                            $ 8.95
                                                           ------
 Total Return                                               (6.58)%*
                                                           ------
 Ratios/Supplemental Data
    Net Assets, end of period (In
      millions)                                            $  0.9

    Ratios to Average Net Assets (1):
      Expenses                                               0.85%**
      Net investment loss                                   (0.54)%**

    Portfolio turnover rate                                 89.10%*
 (1)If certain expenses had not been
    reimbursed by the Adviser, total
    return would have been lower and the
    ratios would have been as follows:
    Ratio of Operating Expenses to
    Average Net Assets:                                      5.19%**
    Ratio of Net Investment Income
    (Loss) to Average Net Assets:                           (4.88)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding

Class B

                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------

Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment loss                                    (0.06)
        Net realized and unrealized
          losses                                               (1.01)
                                                             -------
     Total from investment operations                          (1.07)
                                                             -------
Net Asset Value, end of period                               $  8.93
                                                             -------
Total Return                                                  (10.70)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $   8.4

   Ratios to Average Net Assets (1):
     Expenses                                                   1.10%**
     Net investment loss                                       (0.78)%**

   Portfolio turnover rate                                     89.10%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          5.44%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                               (5.12)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding

                       See notes to financial statements

LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                     For the period from January 8, 1999
                                                   Year ended         Year ended        (commencement of operations)
                                              December 31, 2001(a) December 31, 2000        to December 31, 1999
                                              --------------------------------------------------------------------------

Net Asset Value, beginning of period                $  26.82            $24.07                     $21.60
                                                    --------            ------                     ------
     Income from investment operations
        Net investment income                           0.25              0.33                       0.27
        Net realized and unrealized
          gains (losses)                               (1.80)             3.09                       2.20
                                                    --------            ------                     ------
     Total from investment operations                  (1.55)             3.42                       2.47
                                                    --------            ------                     ------
     Distributions
        Dividends from net investment
          income                                       (0.22)            (0.28)                        --
        Distributions from net realized
          gains                                           --             (0.23)                        --
        Distributions in excess of net
          realized gains                                  --             (0.16)                        --
                                                    --------            ------                     ------
     Total distributions                               (0.22)            (0.67)                        --
                                                    --------            ------                     ------
Net Asset Value, end of period                      $  25.05            $26.82                     $24.07
                                                    --------            ------                     ------
Total Return                                           (5.77)%           14.68%                     11.38%*
                                                    --------            ------                     ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                      $1,205.5            $944.6                     $887.0

   Ratios to Average Net Assets(1):
     Expenses                                           0.64%            0.70 %                      0.70%**
     Net investment income                              1.04%            1.32 %                      1.24%**

   Portfolio turnover rate                            69.70 %            51.7 %                     70.8 %*
(1) If certain expenses had not been
    reimbursed by the Adviser, total
    return would have been lower and
    the ratios would have been as
    follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                  0.64%              N/A                        N/A
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                        1.04%              N/A                        N/A

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.
N/A Not Applicable

Class B

                                              For the period from March 22, 2001
                                                 (commencement of operations)
                                                   to December 31, 2001(a)
                                              ----------------------------------

Net Asset Value, beginning of period                        $23.59
                                                            ------
     Income from investment operations
        Net investment income                                 0.13
        Net realized and unrealized
          gains                                               1.51
                                                            ------
     Total from investment operations                         1.64
                                                            ------
     Distributions
        Dividends from net investment
          income                                             (0.22)
                                                            ------
     Total distributions                                     (0.22)
                                                            ------
Net Asset Value, end of period                              $25.01
                                                            ------
Total Return                                                  6.96%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $ 98.7

   Ratios to Average Net Assets(1):
     Expenses                                                 0.89%**
     Net investment income                                    0.72%**

   Portfolio turnover rate                                   69.70%
(1) If certain expenses had not been
    reimbursed by the Adviser, total
    return would have been lower and
    the ratios would have been as
    follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        0.89%
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                              0.72%

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

JANUS AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                      to December 31, 2001
                                              -------------------------------------

Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment loss                                       --+
        Net realized and unrealized
          gains (losses)                                       (2.60)
                                                             -------
     Total from investment operations                          (2.60)
                                                             -------
Net Asset Value, end of period                               $  7.40
                                                             -------
Total Return                                                  (26.00)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $  15.2

   Ratios to Average Net Assets (1):
     Expenses                                                   1.10%**
     Net investment loss                                       (0.11)%**

   Portfolio turnover rate                                     98.40%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          4.03%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                               (3.04)%**

*  Non-annualized
** Annualized
+  Rounds to less than $0.005 per share

                       See notes to financial statements

MFS MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A



                                               For the period from May 1, 2001
                                                (Commencement of operations)
                                                   to December 31, 2001(a)
                                               -------------------------------
 Net Asset Value, beginning of period                      $  9.76
                                                           -------
      Income from investment operations
         Net investment loss                                 (0.02)
         Net realized and unrealized
           losses                                            (1.37)
                                                           -------
      Total from investment operations                       (1.39)
                                                           -------
 Net Asset Value, end of period                            $  8.37
                                                           -------
 Total Return                                               (14.24)%*
                                                           -------
 Ratios/Supplemental Data
    Net Assets, end of period (In
      millions)                                            $  13.5
    Ratios to Average Net Assets (1):
      Expenses                                                0.80%**
      Net investment loss                                    (0.35)%**
    Portfolio turnover rate                                  86.30%*
 (1)If certain expenses had not been
    reimbursed by the Adviser, total
    return would have been lower and the
    ratios would have been as follows:
    Ratio of Operating Expenses to
    Average Net Assets:                                       2.35%**
    Ratio of Net Investment Income
    (Loss) to Average Net Assets:                            (1.89)%**

*  Non-Annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.
Class B

                                              For the period from February 12, 2001
                                                  (Commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------
Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment loss                                    (0.04)
        Net realized and unrealized
          losses                                               (1.62)
                                                             -------
     Total from investment operations                          (1.66)
                                                             -------
Net Asset Value, end of period                               $  8.34
                                                             -------
Total Return                                                  (16.60)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $  23.4
   Ratios to Average Net Assets (1):
     Expenses                                                   1.05%**
     Net investment loss                                       (0.53)%**
   Portfolio turnover rate                                     86.30%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          2.60%**
   Ratio of Net Investment Income to
   Average Net Assets:                                         (2.08)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

MFS MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class E


                                              For the period from October 31, 2001
                                                  (Commencement of operations)
                                                    to December 31, 2001(a)
                                              ------------------------------------

Net Asset Value, beginning of period                         $ 7.42
                                                             ------
     Income from investment operations
        Net investment loss                                   (0.01)
        Net realized and unrealized
          gains                                                0.95
                                                             ------
     Total from investment operations                          0.94
                                                             ------
Net Asset Value, end of period                               $ 8.36
                                                             ------
Total Return                                                  12.67%*
                                                             ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $   --

   Ratios to Average Net Assets (1):
     Expenses                                                  0.95%**
     Net investment loss                                      (0.70)%**

   Portfolio turnover rate                                    86.30%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operationg Expenses to
   Average Net Assets:                                         2.49%**
   Ratio of Net Investment Income to
   Average Net Assets:                                        (2.25)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

MFS RESEARCH INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A


                                                 For the period from May 1, 2001
                                                (commencement of operations) to
                                                     December 31, 2001(a)
                                               ---------------------------------
Net Asset Value, beginning of period                        $  9.55
                                                            -------
     Income from investment operations
        Net investment loss                                   (0.01)
        Net realized and unrealized loss                      (1.04)
                                                            -------
     Total from investment operations                         (1.05)
                                                            -------
     Distributions
        Dividends from net investment
          income                                              (0.02)
                                                            -------
     Total distributions                                      (0.02)
Net Asset Value, end of period                              $  8.48
                                                            -------
Total Return                                                 (11.04)%*
                                                            -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $   3.7

   Ratios to Average Net Assets (1):
     Expenses                                                  1.00%**
     Net investment loss                                      (0.01)%**

   Portfolio turnover rate                                   133.60%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                         5.08%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                              (4.08)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from February 12, 2001
                                                 (commencement of operations) to
                                                      December 31, 2001(a)
                                              -------------------------------------
Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment income                                   0.01
        Net realized and unrealized
          losses                                               (1.52)
                                                             -------
     Total from investment operations                          (1.51)
                                                             -------
     Distributions
        Dividends from net investment
          income                                               (0.01)
                                                             -------
     Total distributions                                       (0.01)
Net Asset Value, end of period                               $  8.48
                                                             -------
Total Return                                                  (15.14)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $  14.7

   Ratios to Average Net Assets (1):
     Expenses                                                   1.25%**
     Net investment income                                      0.13%**

   Portfolio turnover rate                                    133.60%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          5.33%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                               (3.96)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

MFS RESEARCH INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class E


                                              For the period from October 31, 2001
                                                (commencement of operations) to
                                                      December 31, 2001(a)
                                              ------------------------------------
Net Asset Value, beginning of period                        $  8.15
                                                            -------
     Income from investment operations
        Net investment income                                 (0.01)
        Net realized and unrealized
          gains                                                0.35
                                                            -------
     Total from investment operations                          0.34
                                                            -------
     Distributions
        Dividends from net investment
          income                                              (0.01)
                                                            -------
     Total distributions                                      (0.01)
Net Asset Value, end of period                              $  8.48
                                                            -------
Total Return                                                  4.22 %*
                                                            -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $    --

   Ratios to Average Net Assets (1):
     Expenses                                                  1.15%**
     Net investment income                                    (1.02)%**

   Portfolio turnover rate                                   133.60%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operationg Expenses to
   Average Net Assets:                                         5.23%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                              (5.09)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------

Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment income                                    --+
        Net realized and unrealized
          losses                                               (1.43)
                                                             -------
     Total from investment operations                          (1.43)
                                                             -------
     Distributions
        Dividends from net investment
          income                                                 --+
                                                             -------
     Total Distributions                                          --
                                                             -------
Net Asset Value, end of period                               $  8.57
                                                             -------
Total Return                                                  (14.27)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $  26.9

   Ratios to Average Net Assets (1):
     Expenses                                                   1.00%**
     Net investment income                                      0.04%**

   Portfolio turnover rate                                     29.70%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          3.21%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                               (2.17)%**

*  Non-annualized
** Annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

PIMCO MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------

Net Asset Value, beginning of period                         $ 1.00
                                                             ------
     Income from investment operations
        Net investment income                                  0.03
        Net realized and unrealized
          gains (losses)                                         --+
                                                             ------
     Total from investment operations                          0.03
                                                             ------
     Distributions
        Dividends from net investment
          income                                              (0.03)
                                                             ------
     Total distributions                                      (0.03)
                                                             ------
Net Asset Value, end of period                               $ 1.00
                                                             ------
Total Return                                                   2.82%*
                                                             ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $ 26.5

   Ratios to Average Net Assets (1):
     Expenses                                                  0.75%**
     Net investment income                                     2.37%**

   Portfolio turnover rate                                      N/A
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                         2.42%**
   Ratio of Net Investment Income
   Average Net Assets:                                         0.70%**

*  Non-annualized
** Annualized
N/A Not applicable
+  Rounds to less than $0.005 per share
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

PIMCO TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A


                                                For the Period from May 1, 2001
                                               (commencement of operations) to
                                                    December 31, 2001(a)
                                              ---------------------------------
Net Asset Value, beginning of period                       $ 10.03
                                                           -------
     Income from investment operations
        Net investment income                                 0.27
        Net realized and unrealized
          gains                                               0.40
                                                           -------
     Total from investment operations                         0.67
                                                           -------
     Distributions
        Dividends from net investment
          income                                             (0.20)
        Distributions from net realized
          gains                                              (0.15)
                                                           -------
     Total distributions                                     (0.35)
                                                           -------
Net Asset Value, end of period                             $ 10.35
                                                           -------
Total Return                                                  6.68%*
                                                           -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                             $  59.1
   Ratios to Average Net Assets (1):
     Expenses                                                 0.65%**
     Net investment income                                    3.76%**

   Portfolio turnover rate                                  346.00%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        1.15%**
   Ratio of Net Investment Income to
   Average Net Assets:                                        3.26%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------
Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment income                                   0.32
        Net realized and unrealized
          gains                                                 0.34
                                                             -------
     Total from investment operations                           0.66
                                                             -------
     Distributions
        Distributions in excess of net
          investment income                                    (0.18)
        Distributions from net realized
          gains                                                (0.15)
                                                             -------
     Total distributions                                       (0.33)
                                                             -------
Net Asset Value, end of period                               $ 10.33
                                                             -------
Total Return                                                    6.68%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $  46.2
   Ratios to Average Net Assets (1):
     Expenses                                                   0.90%**
     Net investment income                                      3.48%**

   Portfolio turnover rate                                    346.00%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Exoenses to
   Average Net Assets:                                          1.40%**
   Ratio of Net Investment Income
   Average Net Assets:                                          2.98%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

PIMCO TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class E


                                              For the Period from October 31, 2001
                                                  (commencement of operations)
                                                    to December 31, 2001(a)
                                              ------------------------------------
Net Asset Value, beginning of period                        $ 10.65
                                                            -------
     Income from investment operations
        Net investment income                                  0.07
        Net realized and unrealized
          gains                                               (0.26)
                                                            -------
     Total from investment operations                         (0.19)
                                                            -------
     Distributions
        Dividends from net investment
          income                                              (0.09)
        Distributions from net realized
          gains                                               (0.04)
                                                            -------
     Total distributions                                      (0.13)
                                                            -------
Net Asset Value, end of period                              $ 10.33
                                                            -------
Total Return                                                  (1.81)%*
                                                            -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $   0.1
   Ratios to Average Net Assets (1):
     Expenses                                                  0.80%**
     Net investment income                                     3.71%**
   Portfolio turnover rate                                   346.00%*

(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                         1.30%**
   Ratio of Net Investment Income to
   Average Net Assets:                                         3.21%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

PIMCO INNOVATION PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A


                                               For the period from May 1, 2001
                                                (commencement of operations)
                                                   to December 31, 2001(a)
                                               -------------------------------
 Net Asset Value, beginning of period                      $  8.06
                                                           -------
      Income from investment operations
         Net investment loss                                 (0.04)
         Net realized and unrealized
           losses                                            (1.84)
                                                           -------
      Total from investment operations                       (1.88)
                                                           -------
 Net Asset Value, end of period                            $  6.18
                                                           -------
 Total Return                                               (23.33)%*
                                                           -------
 Ratios/Supplemental Data
    Net Assets, end of period (In
      millions)                                            $  16.1

    Ratios to Average Net Assets (1):
      Expenses                                                1.10%**
      Net investment loss                                    (0.90)%**

    Portfolio turnover rate                                 346.90%*
 (1)If certain expenses had not been
    reimbursed by the Adviser, total
    return would have been lower and the
    ratios would have been as follows:
    Ratio of Operating Expenses to
    Average Net Assets:                                       3.97%**
    Ratio of Net Investment Income
    (Loss) to Average Net Assets:                            (3.76)%**

*  Non-Annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------
Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment loss                                    (0.06)
        Net realized and unrealized
          losses                                               (3.78)
                                                             -------
     Total from investment operations                          (3.84)
                                                             -------
Net Asset Value, end of period                               $  6.16
                                                             -------
Total Return                                                  (38.40)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $   9.6
   Ratios to Average Net Assets (1):
     Expenses                                                   1.35%**
     Net investment loss                                       (1.01)%**

   Portfolio turnover rate                                    346.90%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          4.21%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                               (3.87)%**

*  Non-Annualized
** Annualized
(a)Net investment loss per share was calculated using average shares outstanding.

                       See notes to financial statements

PIMCO INNOVATION PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class E


                                              For the period from October 31, 2001
                                                  (commencement of operations)
                                                    to December 31, 2001(a)
                                              ------------------------------------
Net Asset Value, beginning of period                        $  5.24
                                                            -------
     Income from investment operations
        Net investment loss                                   (0.01)
        Net realized and unrealized
          gains                                                0.94
                                                            -------
     Total from investment operations                          0.93
Net Asset Value, end of period                              $  6.17
                                                            -------
Total Return                                                  17.75%*
                                                            -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $   0.0
   Ratios to Average Net Assets (1):
     Expenses                                                  1.25%**
     Net investment loss                                      (1.18)%**
   Portfolio turnover rate                                   346.90%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                         4.11%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                              (4.05)%**

*  Non-Annualized
** Annualized
(a) Net investment loss per share was calculated using average shares outstanding.

                       See notes to financial statements

MET/PUTNAM RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A


                                              For the period from October 16, 2001
                                                  (commencement of operations)
                                                    to December 31, 2001(a)
                                              ------------------------------------

Net Asset Value, beginning of period                        $  7.59
                                                            -------
     Income from investment operations
        Net investment income                                  0.01
        Net realized and unrealized
          gains                                                0.55
                                                            -------
     Total from investment operations                          0.56
                                                            -------
     Distributions
        Dividends from net investment
          income                                              (0.01)
                                                            -------
     Total distributions                                      (0.01)
                                                            -------
Net Asset Value, end of period                              $  8.14
                                                            -------
Total Return                                                   7.32%*
                                                            -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $  35.5

   Ratios to Average Net Assets (1):
     Expenses                                                  0.85%**
     Net investment income                                     0.43%**

   Portfolio turnover rate                                   128.00%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                         1.69%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                              (0.41)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

Class B

                                              For the period from February 12, 2001
                                                  (commencement of operations)
                                                     to December 31, 2001(a)
                                              -------------------------------------

Net Asset Value, beginning of period                         $ 10.00
                                                             -------
     Income from investment operations
        Net investment income                                   0.02
        Net realized and unrealized
          losses                                               (1.86)
                                                             -------
     Total from investment operations                          (1.84)
                                                             -------
     Distributions
        Dividends from net investment
          income                                               (0.03)
                                                             -------
     Total distributions                                       (0.03)
                                                             -------
Net Asset Value, end of period                               $  8.13
                                                             -------
Total Return                                                  (18.33)%*
                                                             -------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                               $  22.7

   Ratios to Average Net Assets (1):
     Expenses                                                   1.10%**
     Net investment income                                      0.33%**

   Portfolio turnover rate                                    128.00%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                          1.94%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                               (0.51)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

MET/AIM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                              For the period from October 9, 2001
                                                 (commencement of operations)
                                                    to December 31, 2001(a)
                                              -----------------------------------

Net Asset Value, beginning of period                        $10.00
                                                            ------
     Income from investment operations
        Net investment loss                                  (0.02)
        Net realized and unrealized
          gains                                               1.91
                                                            ------
     Total from investment operations                         1.89
                                                            ------
Net Asset Value, end of period                              $11.89
                                                            ------
Total Return                                                 18.90%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $  7.6

   Ratios to Average Net Assets (1):
     Expenses                                                 1.30%**
     Net investment loss                                     (0.92)%**

   Portfolio turnover rate                                    5.10%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        5.22%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                             (4.84)%**

*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

MET/AIM MID CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                              For the period from October 9, 2001
                                                 (commencement of operations)
                                                    to December 31, 2001(a)
                                              -----------------------------------

Net Asset Value, beginning of period                        $10.00
                                                            ------
     Income from investment operations
        Net investment loss                                     --+
        Net realized and unrealized
          gains                                               1.03
                                                            ------
     Total from investment operations                         1.03
                                                            ------
     Distributions
        Dividends from net investment
          income                                             (0.01)
                                                            ------
     Total distributions                                     (0.01)
                                                            ------
Net Asset Value, end of period                              $11.02
                                                            ------
Total Return                                                 10.26%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $  4.5

   Ratios to Average Net Assets (1):
     Expenses                                                 1.15%**
     Net investment loss                                     (0.06)%**

   Portfolio turnover rate                                   18.00%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        7.18%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                             (6.09)%**

*  Non-Annualized
** Annualized
+  Rounds to less than $0.005 per share.
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B


                                              For the period from October 9, 2001
                                                 (commencement of operations)
                                                    to December 31, 2001(a)
                                              -----------------------------------

Net Asset Value, beginning of period                        $10.00
                                                            ------
     Income from investment operations
        Net investment loss                                  (0.02)
        Net realized and unrealized
          gains                                               0.99
                                                            ------
     Total from investment operations                         0.97
                                                            ------
     Distributions
        Dividends from net investment
          income                                             (0.01)
        Distributions from net realized
          gains                                              (0.12)
                                                            ------
     Total distributions                                     (0.13)
                                                            ------
Net Asset Value, end of period                              $10.84
                                                            ------
Total Return                                                  9.69%*
                                                            ------
Ratios/Supplemental Data
   Net Assets, end of period (In
     millions)                                              $  5.8

   Ratios to Average Net Assets (1):
     Expenses                                                 1.35%**
     Net investment loss                                     (0.07)%**

   Portfolio turnover rate                                   22.50%*
(1)If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:
   Ratio of Operating Expenses to
   Average Net Assets:                                        5.69%**
   Ratio of Net Investment Income
   (Loss) to Average Net Assets:                             (4.41)%**


*  Non-annualized
** Annualized
(a) Net investment income per share was calculated using average shares outstanding.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001



1. Organization

Met Investors Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust currently offers twenty-one diversified portfolios (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2001, the Portfolios included in the Trust are as follows: J.P. Morgan Small Cap Stock Portfolio (formerly Cova Small Cap Stock Portfolio), J.P. Morgan Quality Bond Portfolio (formerly Cova Quality Bond Portfolio), J.P. Morgan Select Equity Portfolio (formerly Cova Select Equity Portfolio), J.P. Morgan Enhanced Index Portfolio (formerly Cova Large Cap Stock Portfolio), J.P. Morgan International Equity Portfolio (formerly Cova International Equity Portfolio), Lord Abbett Bond Debenture Portfolio (formerly Cova Bond Debenture Portfolio), Lord Abbett Mid-Cap Value Portfolio (formerly Cova Mid-Cap Value Portfolio), Lord Abbett Developing Growth Portfolio (formerly Cova Developing Growth Portfolio), Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small-Cap Growth Portfolio, Met/AIM Mid Cap Equity Portfolio and State Street Research Concentrated International Portfolio.

The Trust currently offers three classes of shares: Class A Shares are currently offered by all Portfolios with the exception of the Janus Aggressive Growth Portfolio, the Oppenheimer Capital Appreciation Portfolio, the PIMCO Money Market Portfolio, the Met/AIM Small-Cap Growth Portfolio, the Met/AIM Mid Cap Equity Portfolio and the State Street Research Concentrated International Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are currently offered by the MFS Mid Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio and the PIMCO Innovation Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts, swaps and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. Change in Accounting Policy - Effective January 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities using the interest method. Prior to January 1, 2001, the Portfolios did not amortize premiums on securities purchased. The cumulative effect of this accounting change had no impact on the total net

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

2. Significant Accounting Policies - continued


assets of the Portfolios but resulted in the following reclassifications of the components of net assets as of January 1, 2001, based on securities held by the following Portfolios as of that date:

                                          Net Unrealized    Accumulated
                                          Appreciation/  Undistributed Net
     Portfolio                            (Depreciation) Investment Income
     ---------                            -------------- -----------------

     J.P. Morgan Quality Bond Portfolio       $27,952         $(27,952)

     J.P. Morgan Enhanced Index Portfolio         $20             $(20)

     Lord Abbett Bond Debenture Portfolio    $242,642        $(242,642)

The effect of this change for the J.P. Morgan Quality Bond Portfolio, J.P. Morgan Enhanced Index Portfolio and the Lord Abbett Bond Debenture portfolio for the year ended December 31, 2001, was to decrease net investment income, increase net unrealized appreciation/(depreciation) and increase net realized gain/(loss) by the following reclassifications.

                                     Net Unrealized
                                     Appreciation/         Net               Net
Portfolio                            (Depreciation) Investment Income Realized Gain/Loss
---------                            -------------- ----------------- ------------------

J.P. Morgan Quality Bond Portfolio       $50,146        $(104,789)         $54,643

J.P. Morgan Enhanced Index Portfolio        $302          $(1,262)            $960

Lord Abbett Bond Debenture Portfolio    $183,865        $(214,180)         $30,315

C. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

D. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

E. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research International Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2001, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows: J.P. Morgan Small Cap Stock Equity Portfolio: $1,474,004 expiring in 2009, J.P. Morgan Quality Bond Portfolio: $1,400,630 expiring in 2009, J.P. Morgan Select Equity Portfolio: $12,484,300 expiring in 2009, J.P. Morgan International Equity Portfolio: $19,744,541 expiring in 2009, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007, $889,407 expiring in 2008 and $9,231,887 expiring in 2009, J.P. Morgan Enhanced Index Portfolio:
$4,533,984 expiring in 2008, $19,505,488 expiring in 2009, Lord Abbett
Developing Growth Portfolio: $1,934,268 expiring in 2008 and $1,332,560 expiring in 2009, PIMCO Total Return Portfolio: $200,707 expiring in 2007 and $2,467 expiring in 2008, PIMCO Innovation Portfolio: $415,292 expiring in 2009, MFS Research International Portfolio: $686,260 expiring in 2009, Met/Putnam Research Portfolio: $7,222,412 expiring in 2009, Lord Abbett Growth Opportunities Portfolio: $467,029 expiring in 2009, Janus Aggressive Growth
Portfolio: $1,582,768 expiring in 2009, Oppenheimer Capital Appreciation
Portfolio: $86,642 expiring in 2009, Met/AIM Small Cap Growth Portfolio:
$20,401 expiring in 2009.

F. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

2. Significant Accounting Policies - continued



G. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios, (except for PIMCO Money Market Portfolio which does not enter into futures contracts), are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

H. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios, except for PIMCO Money Market
Portfolio, to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

I. Forward Foreign Currency Contracts - J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Oppenheimer Capital Appreciation Portfolio, Janus Aggressive Growth Portfolio, Met/Putnam Research Portfolio, Met/AIM Mid Cap Equity Portfolio, Met/AIM Small Cap Growth Portfolio and State Street Research Concentrated International Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

J. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

2. Significant Accounting Policies - continued


Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

K . Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

L. Interest Rate Transactions - Among the strategic transactions into which the J.P. Morgan Quality Bond Portfolio, PIMCO Total Return Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio and the State Street Research Concentrated International Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

M. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio and the State Street Research Concentrated International Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC (the "Manager") (formerly known as Met Investors Advisory Corp.) which, subject to the supervision and direction of the Board of Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with J.P. Morgan Investment Management Inc., Lord, Abbett & Co., Pacific Investment Management Co. LLC (PIMCO), PIMCO Equity Advisors, Massachusetts Financial Services Company, Putnam Investment Management LLC, Janus Capital Corporation, OppenheimerFunds Inc., AIM Capital Management, Inc. and State Street Research & Management Company (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

3. Investment Management Agreement and Other Transactions with
Affiliates - continued



Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

Portfolio                                                  Average Daily Net Assets             % Per Annum
---------                                                  ------------------------             -----------

J.P. Morgan Quality Bond Portfolio                         First $75 Million                    0.55%
                                                           Over $75 Million                     0.50%

J.P. Morgan Small Cap Stock Portfolio                      All                                  0.85%

J.P. Morgan Enhanced Index Portfolio                       First $50 Million                    0.60%
                                                           Over $50 Million                     0.55%

J.P. Morgan Select Equity Portfolio                        First $50 Million                    0.65%
                                                           Over $50 Million                     0.60%

J.P. Morgan International Equity Portfolio                 First $50 Million                    0.80%
                                                           Over $50 Million up to $350 Million  0.75%
                                                           Over $350 Million                    0.70%

Lord Abbett Bond Debenture Portfolio                       All                                  0.60%

Lord Abbett Mid-Cap Value Portfolio                        First $200 Million                   0.70%
                                                           Over $200 Million up to $500 Million 0.65%
                                                           Over $500 Million                    0.625%

Lord Abbett Developing Growth Portfolio                    All                                  0.75%

Lord Abbett Growth and Income Portfolio                    First $800 Million                   0.60%
                                                           Over $800 Million up to $2 Billion   0.55%
                                                           Over $2 Billion                      0.50%

Lord Abbett Growth Opportunities Portfolio                 First $200 Million                   0.70%
                                                           Over $200 Million up to $500 Million 0.65%
                                                           Over $500 Million                    0.625%

PIMCO Total Return Portfolio                               All                                  0.50%

PIMCO Money Market Portfolio                               All                                  0.40%

PIMCO Innovation Portfolio                                 All                                  1.05%

MFS Mid Cap Growth Portfolio                               First $150 Million                   0.65%
                                                           Over $150 Million up to $300 Million 0.625%
                                                           Over $300 Million                    0.60%

MFS Research International Portfolio                       First $200 Million                   0.80%
                                                           Over $200 Million up to $500 Million 0.75%
                                                           Over $500 Million up to $1 Billion   0.70%
                                                           Over $1 Billion                      0.65%

Met/Putnam Research Portfolio                              First $250 Million                   0.80%
                                                           Over $250 Million                    0.75%

Janus Aggressive Growth Portfolio                          First $100 Million                   0.80%
                                                           Over $100 Million up to $500 Million 0.75%
                                                           Over $500 Million                    0.70%

Oppenheimer Capital Appreciation Portfolio                 First $150 Million                   0.65%
                                                           Over $150 Million up to $300 Million 0.625%
                                                           Over $300 Million to $500 Million    0.60%
                                                           Over $500 Million                    0.55%

Met/AIM Small Cap Growth Portfolio                         All                                  0.90%

Met/AIM Mid Cap Equity Portfolio                           All                                  0.75%

State Street Research Concentrated International Portfolio All                                  0.85%

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

3. Investment Management Agreement and Other Transactions with
Affiliates - continued



Effective October 1, 2001, the Trust entered into Custodian, Administration and Transfer Agency and Service Agreements with State Street. Prior to October 1, Investors Bank & Trust Company served as Custodian, Administrator and Transfer Agent.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company (formerly Cova Financial Services Life Insurance Company). MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California (formerly Cova Financial Life Insurance Company). MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company (formerly Security First Life Insurance Company). First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2001, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company - Zenith Variable Annuity, MetLife Investors Group - Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company - Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

For the period from January 1, 2001 to February 11, 2001, Cova Investment Advisory Corporation voluntarily reimbursed the J.P Morgan Quality Bond Portfolio and Lord Abbett Bond Debenture Portfolio for their operating expenses, exclusive of brokerage, advisory or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceeded an annual rate of 0.10% of the average daily net assets. Also for this period, Cova Investment Advisory Corporation had voluntarily reimbursed the Lord Abbett Developing Growth Portfolio for its operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of 0.30% of the average daily net assets.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2002 (excluding the J.P. Morgan Small Cap Stock Portfolio and the J.P. Morgan Select Equity Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

        Portfolio                                                  Ratio
        ---------                                                  -----

        Lord Abbett Mid-Cap Value Portfolio                        0.90%

        Lord Abbett Developing Growth Portfolio                    0.95%

        Lord Abbett Growth and Income Portfolio                    0.65%

        J.P. Morgan Quality Bond Portfolio                         0.60%

        J.P. Morgan Enhanced Index Portfolio                       0.65%

        J.P. Morgan International Equity Portfolio                 1.05%

        Lord Abbett Bond Debenture Portfolio                       0.70%

        Lord Abbett Growth Opportunities Portfolio                 0.85%

        Met/Putnam Research Portfolio                              0.85%

        Oppenheimer Capital Appreciation Portfolio                 0.75%

        PIMCO Total Return Portfolio                               0.65%

        PIMCO Money Market Portfolio                               0.50%

        PIMCO Innovation Portfolio                                 1.10%

        MFS Mid Cap Growth Portfolio                               0.80%

        MFS Research International Portfolio                       1.00%

        Janus Aggressive Growth Portfolio                          0.85%

        Met/AIM Small Cap Growth Portfolio                         1.05%

        Met/AIM Mid Cap Equity Portfolio                           0.90%

        State Street Research Concentrated International Portfolio 1.10%

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

3. Investment Management Agreement and Other Transactions with
Affiliates - continued



The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                  J.P. Morgan Small Cap Stock Portfolio        J.P. Morgan Quality Bond Portfolio
                               ------------------------------------------  ------------------------------------------
                                        Class A               Class B               Class A               Class B
                               ------------------------  ----------------- ------------------------  -----------------
                                                            Period From                                 Period From
                                                           April 3, 2001                               April 3, 2001
                                                           (commencement                               (commencement
                                Year Ended   Year Ended   of operations)    Year Ended   Year Ended   of operations)
                               December 31, December 31,      through      December 31, December 31,      through
                                   2001         2000     December 31, 2001     2001         2000     December 31, 2001
                               ------------ ------------ ----------------- ------------ ------------ -----------------
Beginning shares                 6,606,875   6,330,087             --        8,331,002    8,960,770            --
                                ----------   ---------        -------       ----------   ----------       -------
Shares sold                         60,129     392,710         92,778        1,204,710      372,170       667,104
Shares issued in connection
  with the acquisition of
  Neuberger Berman Bond
  Series                                --          --             --        2,172,334           --            --
Shares issued through dividend
  reinvestment                     965,911     275,833            685          528,771      516,874         3,498
Shares repurchased              (1,094,683)   (391,755)       (13,896)      (1,196,052)  (1,518,812)      (33,161)
                                ----------   ---------        -------       ----------   ----------       -------
Net Increase (decrease) in
  shares outstanding               (68,643)    276,788         79,567        2,709,763     (629,768)      637,441
                                ----------   ---------        -------       ----------   ----------       -------
Ending shares                    6,538,232   6,606,875         79,567       11,040,765    8,331,002       637,441
                                ==========   =========        =======       ==========   ==========       =======

                                   J.P. Morgan Select Equity Portfolio        J.P. Morgan Enhanced Index Portfolio
                               ------------------------------------------  ------------------------------------------
                                        Class A               Class B               Class A               Class B
                               ------------------------  ----------------- ------------------------  -----------------
                                                            Period From                                 Period From
                                                           April 3, 2001                               April 3, 2001
                                                           (commencement                               (commencement
                                Year Ended   Year Ended   of operations)    Year Ended   Year Ended   of operations)
                               December 31, December 31,      through      December 31, December 31,      through
                                   2001         2000     December 31, 2001     2001         2000     December 31, 2001
                               ------------ ------------ ----------------- ------------ ------------ -----------------
Beginning shares                16,203,104   15,497,466            --       14,608,012   12,726,910            --
                                ----------   ----------       -------       ----------   ----------       -------
Shares sold                         76,776      460,788       412,368          109,155    1,470,057       239,232
Shares issued through dividend
  reinvestment                     399,249    1,179,463         1,866          110,509    1,241,655           279
Shares repurchased              (1,928,614)    (934,613)       (2,091)      (1,694,616)    (830,610)       (2,161)
                                ----------   ----------       -------       ----------   ----------       -------
Net Increase (decrease) in
  shares outstanding            (1,452,589)     705,638       412,143       (1,474,952)   1,881,102       237,350
                                ----------   ----------       -------       ----------   ----------       -------
Ending shares                   14,750,515   16,203,104       412,143       13,133,060   14,608,012       237,350
                                ==========   ==========       =======       ==========   ==========       =======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

4. Shares of Beneficial Interest - continued



                               J.P. Morgan International Equity Portfolio     Lord Abbett Bond Debenture Portfolio
                               ------------------------------------------  ------------------------------------------
                                        Class A               Class B               Class A               Class B
                               ------------------------  ----------------- ------------------------  -----------------
                                                            Period From                                 Period From
                                                           April 3, 2001                              March 22, 2001
                                                           (commencement                               (commencement
                                Year Ended   Year Ended   of operations)    Year Ended   Year Ended   of operations)
                               December 31, December 31,      through      December 31, December 31,      through
                                   2001         2000     December 31, 2001     2001         2000     December 31, 2001
                               ------------ ------------ ----------------- ------------ ------------ -----------------
Beginning shares                 9,301,535   8,509,824             --       13,210,973   13,640,172             --
                                ----------   ---------        -------       ----------   ----------      ---------
Shares sold                        758,422     969,027        147,264          523,111      305,167      2,865,188
Shares issued through dividend
  reinvestment                   1,393,001     632,819          3,085        1,136,918      921,489         23,284
Shares repurchased              (2,177,757)   (810,135)       (33,442)      (1,129,789)  (1,655,855)       (52,398)
                                ----------   ---------        -------       ----------   ----------      ---------
Net Increase (decrease) in
  shares outstanding               (26,334)    791,711        116,907          530,240     (429,199)     2,836,074
                                ----------   ---------        -------       ----------   ----------      ---------
Ending shares                    9,275,201   9,301,535        116,907       13,741,213   13,210,973      2,836,074
                                ==========   =========        =======       ==========   ==========      =========

                                   Lord Abbett Mid-Cap Value Portfolio       Lord Abbett Developing Growth Portfolio
                               ------------------------------------------  ------------------------------------------
                                        Class A               Class B               Class A               Class B
                               ------------------------  ----------------- ------------------------  -----------------
                                                            Period From                                 Period From
                                                           April 3, 2001                              March 22, 2001
                                                           (commencement                               (commencement
                                Year Ended   Year Ended   of operations)    Year Ended   Year Ended   of operations)
                               December 31, December 31,      through      December 31, December 31,      through
                                   2001         2000     December 31, 2001     2001         2000     December 31, 2001
                               ------------ ------------ ----------------- ------------ ------------ -----------------
Beginning shares                3,544,528    2,634,576              --      3,705,046    2,254,403             --
                                ---------    ---------       ---------      ---------    ---------        -------
Shares sold                       908,754      975,091       1,021,706        167,792    1,361,758        250,581
Shares issued through dividend
  reinvestment                    386,475       27,185          11,933             --      172,239             --
Shares repurchased               (330,760)     (92,324)        (14,361)      (539,233)     (83,354)       (11,635)
                                ---------    ---------       ---------      ---------    ---------        -------
Net Increase (decrease) in
  shares outstanding              964,469      909,952       1,019,278       (371,441)   1,450,643        238,946
                                ---------    ---------       ---------      ---------    ---------        -------
Ending shares                   4,508,997    3,544,528       1,019,278      3,333,605    3,705,046        238,946
                                =========    =========       =========      =========    =========        =======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

4. Shares of Beneficial Interest - continued



                                                  Lord Abbett Growth
                                                Opportunities Portfolio          Lord Abbett Growth & Income Portfolio
                                          ----------------------------------  ------------------------------------------
                                               Class A           Class B               Class A               Class B
                                          ----------------- ----------------- ------------------------  -----------------
                                             Period From       Period From                                 Period From
                                             May 1, 2001    February 12, 2001                            March 22, 2001
                                            (commencement     (commencement                               (commencement
                                           of operations)    of operations)    Year Ended   Year Ended   of operations)
                                               through           through      December 31, December 31,      through
                                          December 31, 2001 December 31, 2001     2001         2000     December 31, 2001
                                          ----------------- ----------------- ------------ ------------ -----------------
Beginning shares                                    --                --       35,223,959   36,849,506             --
                                               -------           -------       ----------   ----------      ---------
Shares sold                                    104,039           950,126        1,007,861      301,745      3,949,004
Shares issued in connection with the
  acquisition of T. Rowe Price Growth and
  Income Series and Large Cap Research
  Portfolio                                         --                --       16,411,106           --             --
Shares issued through dividend
  reinvestment                                      --                --          451,032    1,041,818          3,741
Shares repurchased                              (6,722)           (6,406)      (4,980,371)  (2,969,110)        (5,727)
                                               -------           -------       ----------   ----------      ---------
Net Increase (decrease) in shares
  outstanding                                   97,317           943,720       12,889,628   (1,625,547)     3,947,018
                                               -------           -------       ----------   ----------      ---------
Ending shares                                   97,317           943,720       48,113,587   35,223,959      3,947,018
                                               =======           =======       ==========   ==========      =========

                                              Janus Aggressive
                                              Growth Portfolio              MFS Mid Cap Growth Portfolio
                                              ----------------- -----------------------------------------------------
                                                   Class B           Class A           Class B           Class E
                                              ----------------- ----------------- ----------------- -----------------
                                                 Period From       Period From       Period From       Period From
                                              February 12, 2001    May 1, 2001    February 12, 2001 October 31, 2001
                                                (commencement     (commencement     (commencement     (commencement
                                               of operations)    of operations)    of operations)    of operations)
                                                   through           through           through           through
                                              December 31, 2001 December 31, 2001 December 31, 2001 December 31, 2001
                                              ----------------- ----------------- ----------------- -----------------
Beginning shares                                         --                --                --              --
                                                  ---------         ---------         ---------           -----
Shares sold                                       2,062,234         1,727,016         2,884,828           3,400
Shares issued through dividend reinvestment              --                --                --              --
Shares repurchased                                   (6,998)         (113,202)          (75,533)             --
                                                  ---------         ---------         ---------           -----
Net Increase (decrease) in shares outstanding     2,055,236         1,613,814         2,809,295           3,400
                                                  ---------         ---------         ---------           -----
Ending shares                                     2,055,236         1,613,814         2,809,295           3,400
                                                  =========         =========         =========           =====

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

4. Shares of Beneficial Interest - continued



                                                                                        Oppenheimer
                                                                                          Capital
                                                                                       Appreciation       PIMCO Money
                                       MFS Research International Portfolio              Portfolio     Market Portfolio
                               ----------------------------------------------------- ----------------- -----------------
                                    Class A           Class B           Class E           Class B           Class B
                               ----------------- ----------------- ----------------- ----------------- -----------------
                                  Period From       Period From       Period From       Period From       Period From
                                  May 1, 2001    February 12, 2001 October 31, 2001  February 12, 2001 February 12, 2001
                                 (commencement     (commencement     (commencement     (commencement     (commencement
                                of operations)    of operations)    of operations)    of operations)    of operations)
                                    through           through           through           through           through
                               December 31, 2001 December 31, 2001 December 31, 2001 December 31, 2001 December 31, 2001
                               ----------------- ----------------- ----------------- ----------------- -----------------
Beginning shares                         --                 --              --                  --                 --
                                   --------          ---------           -----           ---------        -----------
Shares sold                         886,027          1,958,972           1,904           3,172,880         41,307,065
Shares issued through dividend
  reinvestment                          912              1,246               3               1,098            212,029
Shares repurchased                 (446,825)          (223,650)             --             (29,958)       (14,960,788)
                                   --------          ---------           -----           ---------        -----------
Net Increase (decrease) in
  shares outstanding                440,114          1,736,568           1,907           3,144,020         26,558,306
                                   --------          ---------           -----           ---------        -----------
Ending shares                       440,114          1,736,568           1,907           3,144,020         26,558,306
                                   ========          =========           =====           =========        ===========

                                   PIMCO Total Return Portfolio
                       -----------------------------------------------------
                            Class A           Class B           Class E
                       ----------------- ----------------- -----------------
                          Period From       Period From       Period From
                          May 1, 2001    February 12, 2001 October 31, 2001
                         (commencement     (commencement     (commencement
                        of operations)    of operations)    of operations)
                            through           through           through
                       December 31, 2001 December 31, 2001 December 31, 2001
                       ----------------- ----------------- -----------------
Beginning shares                  --                --              --
                           ---------         ---------           -----
Shares sold                3,112,224         4,989,447           8,455
Shares issued in
  connection with the
  acquisition of
  BlackRock U.S.
  Government Income
  Portfolio                2,852,990                --              --
Shares issued through
  dividend
  reinvestment               107,777            96,755              40
Shares repurchased          (361,447)         (618,623)             --
                           ---------         ---------           -----
Net Increase
  (decrease) in shares
  outstanding              5,711,544         4,467,579           8,495
                           ---------         ---------           -----
Ending shares              5,711,544         4,467,579           8,495
                           =========         =========           =====

                                    PIMCO Innovation Portfolio
                       -----------------------------------------------------
                            Class A           Class B           Class E
                       ----------------- ----------------- -----------------
                          Period From       Period From       Period From
                          May 1, 2001    February 12, 2001 October 31, 2001
                         (commencement     (commencement     (commencement
                        of operations)    of operations)    of operations)
                            through           through           through
                       December 31, 2001 December 31, 2001 December 31, 2001
                       ----------------- ----------------- -----------------
Beginning shares                  --                --              --
                          ----------         ---------           -----
Shares sold                4,834,188         1,636,368           1,908
Shares issued in
  connection with the
  acquisition of
  BlackRock U.S.
  Government Income
  Portfolio                       --                --              --
Shares issued through
  dividend
  reinvestment                    --                --              --
Shares repurchased        (2,236,948)          (81,038)             --
                          ----------         ---------           -----
Net Increase
  (decrease) in shares
  outstanding              2,597,240         1,555,330           1,908
                          ----------         ---------           -----
Ending shares              2,597,240         1,555,330           1,908
                          ==========         =========           =====

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

4. Shares of Beneficial Interest - continued



                                                                                                          State Street Research
                                                                     Met/AIM Small Cap  Met/AIM Mid-Cap       Concentrated
                                    Met/Putnam Research Portfolio    Growth Portfolio  Equity Portfolio  International Portfolio
                                 ----------------------------------  ----------------- ----------------- -----------------------
                                      Class A           Class B           Class B           Class B              Class B
                                 ----------------- ----------------- ----------------- ----------------- -----------------------
                                    Period From       Period From       Period From       Period From          Period From
                                 October 16, 2001  February 12, 2001  October 9, 2001   October 9, 2001      October 9, 2001
                                   (commencement     (commencement     (commencement     (commencement        (commencement
                                  of operations)    of operations)    of operations)    of operations)       of operations)
                                      through           through           through           through              through
                                 December 31, 2001 December 31, 2001 December 31, 2001 December 31, 2001    December 31, 2001
                                 ----------------- ----------------- ----------------- ----------------- -----------------------
Beginning shares                            --                --               --                --                   --
                                     ---------         ---------          -------           -------             --------
Shares sold                             46,361         2,801,338          644,159           411,257              652,852
Shares issued in connection with
  the acquisition of BlackRock
  Equity Portfolio                   4,478,929                --               --                --                   --
Shares issued through dividend
  reinvestment                           2,974             9,801               --               224                6,301
Shares repurchased                    (166,132)          (21,335)          (2,253)              (63)            (128,587)
                                     ---------         ---------          -------           -------             --------
Net Increase (decrease) in
  shares outstanding                 4,362,132         2,789,804          641,906           411,418              530,566
                                     ---------         ---------          -------           -------             --------
Ending shares                        4,362,132         2,789,804          641,906           411,418              530,566
                                     =========         =========          =======           =======             ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001



5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2001 were as follows:

                                                                            Purchases
                                                           -------------------------------------------
Portfolio:                                                 U.S. Government Non-Government    Total
----------                                                 --------------- -------------- ------------

J.P. Morgan Small Cap Stock Portfolio                       $          0    $ 62,585,668  $ 62,585,668

J.P. Morgan Quality Bond Portfolio                           221,833,763      73,398,044   295,231,807

J.P. Morgan Select Equity Portfolio                                    0     159,464,173   159,464,173

J.P. Morgan Enhanced Index Portfolio                             110,952     110,199,903   110,310,855

J.P. Morgan International Equity Portfolio                             0      83,631,129    83,631,129

Lord Abbett Bond Debenture Portfolio                          17,543,659     117,061,853   134,605,512

Lord Abbett Mid-Cap Value Portfolio                                    0      53,397,615    53,397,615

Lord Abbett Developing Growth Portfolio                                0      17,763,192    17,763,192

Lord Abbett Growth Opportunities Portfolio                             0      12,627,043    12,627,043

Lord Abbett Growth & Income Portfolio                                  0     910,383,237   910,383,237

Janus Aggressive Growth Portfolio                                      0      21,588,836    21,588,836

MFS Mid Cap Growth Portfolio                                           0      44,086,100    44,086,100

MFS Research International Portfolio                                   0      29,510,539    29,510,539

Oppenheimer Capital Appreciation Portfolio                             0      24,294,164    24,294,164

PIMCO Total Return Portfolio                                  71,214,802      99,610,261   170,825,063

PIMCO Innovation Portfolio                                             0      53,012,630    53,012,630

Met/Putnam Research Portfolio                                          0      53,971,603    53,971,603

Met/AIM Small-Cap Growth Portfolio                                     0       5,715,443     5,715,443

Met/AIM Mid Cap Equity Portfolio                                       0       3,754,708     3,754,708

State Street Research Concentrated International Portfolio             0       5,722,930     5,722,930

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

5. Investment Transactions - continued



                                                                              Sales
                                                           -------------------------------------------
Portfolio:                                                 U.S. Government Non-Government    Total
----------                                                 --------------- -------------- ------------

J.P. Morgan Small Cap Stock Portfolio                       $          0    $ 72,801,419  $ 72,801,419

J.P. Morgan Quality Bond Portfolio                           195,072,685      76,670,556   271,743,241

J.P. Morgan Select Equity Portfolio                                    0     181,854,586   181,854,586

J.P. Morgan Enhanced Index Portfolio                             525,082     126,831,696   127,356,778

J.P. Morgan International Equity Portfolio                             0      99,439,939    99,439,939

Lord Abbett Bond Debenture Portfolio                          23,755,587      81,579,590   105,335,177

Lord Abbett Mid-Cap Value Portfolio                                    0      26,876,068    26,876,068

Lord Abbett Developing Growth Portfolio                                0      20,561,821    20,561,821

Lord Abbett Growth Opportunities Portfolio                             0       3,757,688     3,757,688

Lord Abbett Growth & Income Portfolio                                  0     823,674,629   823,674,629

Janus Aggressive Growth Portfolio                                      0       6,255,539     6,255,539

MFS Mid Cap Growth Portfolio                                           0       9,970,152     9,970,152

MFS Research International Portfolio                                   0      10,839,431    10,839,431

Oppenheimer Capital Appreciation Portfolio                             0       2,048,518     2,048,518

PIMCO Total Return Portfolio                                  50,474,770      49,375,449    99,850,219

PIMCO Innovation Portfolio                                             0      26,888,471    26,888,471

Met/Putnam Research Portfolio                                          0      28,910,241    28,910,241

Met/AIM Small-Cap Growth Portfolio                                     0         274,190       274,190

Met/AIM Mid Cap Equity Portfolio                                       0         506,368       506,368

State Street Research Concentrated International Portfolio             0       1,008,439     1,008,439

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

5. Investment Transactions - continued



At December 31, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                                                            Unrealized Net
                                                           Federal Income Gross Unrealized Gross Unrealized Appreciation/
Portfolio:                                                    Tax Cost      Appreciation    (Depreciation)  (Depreciation)
----------                                                 -------------- ---------------- ---------------- --------------

J.P. Morgan Small Cap Stock Portfolio                         $98,265,616    $11,034,291     $(12,344,024)   $(1,309,733)

J.P. Morgan Quality Bond Portfolio                           $165,061,145     $2,066,560      $(1,118,300)      $948,260

J.P. Morgan Select Equity Portfolio                          $231,619,005    $15,311,915     $(15,149,475)      $162,440

J.P. Morgan Enhanced Index Portfolio                         $237,501,959    $15,101,626     $(24,160,963)   $(9,059,337)

J.P. Morgan International Equity Portfolio                    $91,193,381     $2,867,288     $(11,287,939)   $(8,420,651)

Lord Abbett Bond Debenture Portfolio                         $205,278,168     $4,776,758     $(13,317,543)   $(8,540,785)

Lord Abbett Mid-Cap Value Portfolio                          $101,625,669    $15,583,895      $(1,148,871)   $14,435,024

Lord Abbett Developing Growth Portfolio                       $48,732,904     $5,155,892      $(6,686,804)   $(1,530,912)

Lord Abbett Growth Opportunities Portfolio                    $11,100,298       $691,452        $(322,003)      $369,449

Lord Abbett Growth & Income Portfolio                      $1,376,142,023   $152,537,827     $(53,660,839)   $98,876,988

Janus Aggressive Growth Portfolio                             $16,447,987       $704,075        $(275,647)      $428,428

MFS Mid Cap Growth Portfolio                                  $45,103,872     $1,798,157      $(2,108,434)     $(310,277)

MFS Research International Portfolio                          $21,085,252       $325,783        $(377,288)      $(51,505)

Oppenheimer Capital Appreciation Portfolio                    $32,645,251       $762,246        $(964,787)     $(202,541)

PIMCO Total Return Portfolio                                 $127,590,454     $1,074,754        $(608,560)      $466,194

PIMCO Innovation Portfolio                                    $31,169,312       $810,140      $(1,410,131)     $(599,991)

Met/Putnam Research Portfolio                                 $69,311,645     $2,930,848      $(1,620,701)    $1,310,147

Met/AIM Small-Cap Growth Portfolio                             $8,321,565     $1,159,795        $(118,103)    $1,041,692

Met/AIM Mid Cap Equity Portfolio                               $5,469,572       $346,373         $(40,442)      $305,931

State Street Research Concentrated International Portfolio     $5,388,788       $576,882         $(67,574)      $509,308

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001



6. Futures Contracts

The futures contracts outstanding as of December 31, 2001 and the description and unrealized appreciation or depreciation were as follows:


                                                                                              Number of   Notional
                                                 Description               Expiration Date    Contracts    Value
                                                 -----------               ---------------    --------- ------------

J.P. Morgan Quality Bond Portfolio:   U.S. Treasury Note 2 Year Futures  March 2002--Long         16      $3,343,750

                                      U.S. Long Bond Futures             March 2002--Long         36      $3,655,125

                                      Euro Dollar Futures                June 2002--Long         247     $60,305,050

                                      U.S. Treasury Note 5 Year Futures  March 2002--Short       (36)    $(3,809,812)

                                      U.S. Treasury Note 10 Year Futures March 2002--Short      (100)   $(10,514,062)

J.P. Morgan Select Equity Portfolio:  S&P Index Futures                  March 2002--Long          7      $2,011,100

J.P. Morgan Enhanced Index Portfolio: S&P Index Futures                  March 2002--Long          1        $287,300

PIMCO Total Return Portfolio:         Euro Dollar Futures                March 2003--Long         22      $5,262,950

                                      Euro Dollar Futures                June 2003--Long          22      $5,228,575

                                      Euro Dollar Futures                September 2003--Long     22      $5,203,000

                                      Euro Dollar Futures                December 2002--Long      22      $5,298,975

                                      U.S. Treasury Note 10 Year Futures March 2002--Long         18      $1,892,531

                                        Unrealized
                                      Appreciation/
                                      (Depreciation)
                                      --------------

J.P. Morgan Quality Bond Portfolio:      $10,506

                                        $(47,870)

                                        $178,829

                                        $(36,237)

                                        $(20,073)

J.P. Morgan Select Equity Portfolio:     $23,986

J.P. Morgan Enhanced Index Portfolio:     $2,219

PIMCO Total Return Portfolio:             $7,975

                                         $(4,125)

                                        $(13,200)

                                         $17,600

                                        $(29,109)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001



7. Forward Foreign Currency Contracts

Open forward foreign currency contracts at December 31, 2001, were as follows:

J.P. Morgan International Equity Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
Settlement Date Contracts to Deliver December 31, 2001 for U.S. $  (Depreciation)
--------------- -------------------- ----------------- ----------- --------------

   4/8/2002       1,220,168    AUD        $619,601        620,679       $1,078

   1/9/2002       1,225,695    CHF         750,000        738,568      (11,432)

   1/9/2002       2,211,072    CHF       1,364,087      1,332,329      (31,758)

   1/9/2002         350,000    EUR         311,763        311,438         (325)

   1/9/2002       1,244,238    EUR       1,106,103      1,107,150        1,047

   1/9/2002         730,000    EUR         644,038        649,570        5,532

   1/9/2002       1,274,918    EUR       1,133,467      1,134,451          984

   1/9/2002         707,818    GBP       1,007,148      1,028,465       21,317

   1/9/2002         300,000    GBP         439,470        435,902       (3,568)

   1/9/2002         390,000    GBP         567,395        566,673         (722)

   1/9/2002       1,077,735    GBP       1,532,377      1,565,956       33,579

   1/9/2002       1,027,207    HKD         131,721        131,727            6

   1/9/2002     169,306,718    JPY       1,351,866      1,292,904      (58,962)

   1/9/2002     508,697,122    JPY       4,208,129      3,884,644     (323,485)

   1/9/2002     117,516,470    JPY         970,000        897,410      (72,590)

   1/9/2002      56,843,120    JPY         460,000        434,080      (25,920)

   1/9/2002      30,302,192    JPY         239,134        231,401       (7,733)

   1/9/2002      34,167,038    JPY         264,000        260,915       (3,085)

   1/9/2002     152,516,800    JPY       1,160,000      1,164,688        4,688

   4/8/2002      15,000,000    JPY         114,758        115,065          307

   4/8/2002      69,162,085    JPY         530,000        530,542          542

   1/9/2002       6,970,200    SEK         653,963        666,463       12,500

   1/9/2002       6,620,000    SEK         628,847        632,979        4,132

   1/9/2002       1,679,567    SEK         158,278        160,594        2,316
                                                                     ---------

                                                                     $(451,552)
                                                                     =========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

7. Forward Foreign Currency Contracts - continued



Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                        Value at      In Exchange  appreciation
Settlement Date Contacts to Deliver December 31, 2001 for U.S. $  (Depreciation)
--------------- ------------------- ----------------- ----------- --------------

   1/9/2002       2,291,220   AUD      $1,154,775      1,172,045     $(17,270)

   1/9/2002         682,828   CHF         415,164        411,452        3,712

   1/9/2002       1,100,000   CHF         662,252        662,826         (574)

   1/9/2002         822,773   EUR         731,952        732,122         (170)

   1/9/2002         670,000   EUR         599,528        596,180        3,348

   1/9/2002       2,771,663   EUR       2,533,161      2,466,286       66,875

   1/9/2002       1,182,000   EUR       1,066,127      1,051,769       14,358

   1/9/2002         652,248   EUR         585,276        580,385        4,891

   1/9/2002         370,000   EUR         331,896        329,234        2,662

   1/9/2002         846,870   EUR         760,704        753,562        7,142

   1/9/2002       1,720,000   EUR       1,532,377      1,530,493        1,884

   1/9/2002         260,130   EUR         229,391        231,469       (2,078)

   1/9/2002         548,225   GBP         777,066        796,574      (19,508)

   1/9/2002       1,234,962   GBP       1,815,393      1,794,408       20,985

   4/8/2002         430,000   GBP         619,601        621,589       (1,988)

   1/9/2002       1,400,000   HKD         179,533        179,533           --

   1/9/2002      39,387,520   JPY         320,000        300,781       19,219

   1/9/2002      51,762,223   JPY         425,404        395,280       30,124

   1/9/2002     292,547,494   JPY       2,393,847      2,234,026      159,821

   1/9/2002     273,424,670   JPY       2,240,763      2,087,996      152,767

   1/9/2002     178,342,315   JPY       1,460,298      1,361,904       98,394

   1/9/2002      54,447,530   JPY         445,000        415,786       29,214

   1/9/2002      54,632,324   JPY         446,000        417,197       28,803

   1/9/2002      74,844,336   JPY         595,000        571,546       23,454
                                                                     --------

                                                                     $626,065
                                                                     ========

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001

7. Forward Foreign Currency Contracts - continued



PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                        Value at      In Exchange  appreciation
Settlement Date Contacts to Deliver December 31, 2001 for U.S. $  (Depreciation)
--------------- ------------------- ----------------- ----------- --------------

   1/11/2002      500,000    EUR        $439,720        444,874      $(5,154)
                                                                     =======

8. Security Lending

As of December 31, 2001, certain Portfolios had loaned securities which were collateralized by either cash collateral invested in cash equivalents or securities collateral. The value of the securities on loan and the value of the related collateral were as follows (unless otherwise noted, collateral amounts were invested in cash equivalents at December 31, 2001):

                                                           Value of Securities Value of Collateral
                                                           ------------------- -------------------

J.P. Morgan Small Cap Stock Portfolio                          $18,556,596         $19,649,803

J.P. Morgan Quality Bond Portfolio                              $5,171,773          $5,350,158*

J.P. Morgan Select Equity Portfolio                            $35,427,236         $36,844,784

J.P. Morgan Enhanced Index Portfolio                           $30,066,498         $31,452,183

J.P. Morgan International Equity Portfolio                      $1,338,383          $1,399,779

Lord Abbett Bond Debenture Portfolio                           $14,005,480         $14,619,770

Lord Abbett Mid-Cap Value Portfolio                            $21,928,454         $22,719,738

Lord Abbett Developing Growth Portfolio                         $8,765,670          $9,327,221

Lord Abbett Growth Opportunities Portfolio                      $2,024,968          $2,113,546

Lord Abbett Growth & Income Portfolio                         $144,662,641        $150,261,111

Janus Aggressive Growth Portfolio                               $1,633,390          $1,687,550

MFS Mid Cap Growth Portfolio                                    $6,230,660          $6,516,322

MFS Research International Portfolio                            $1,162,266          $1,211,470**

Oppenheimer Capital Appreciation Portfolio                      $5,434,631          $5,713,331

PIMCO Total Return Portfolio                                    $9,960,668         $10,374,182

PIMCO Innovation Portfolio                                      $3,051,037          $3,211,604

Met/Putnam Research Portfolio                                  $11,599,650         $12,155,153

Met/AIM Small Cap Growth Portfolio                              $1,560,180          $1,638,632

Met/AIM Mid-Cap Equity Portfolio                                  $847,321            $880,661

State Street Research Concentrated International Portfolio        $169,850            $175,000

* Comprised of $5,110,496 and $239,662 of cash collateral and securities collateral, respectively.
** Comprised of $1,188,370 and $23,100 of cash collateral and securities collateral, respectively.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2001



9. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at December 31, 2001, were as follows:



                Expiration
Notional Amount    Date                          Description                         Value
--------------- ----------                       -----------                        --------

 4,900,000 USD  6/17/2007  Agreement with Goldman Sachs dated 12/14/01 to receive   $101,376
                           the notional amount multiplied by 6.0% and to pay the
                           notional amount multiplied by the 3 month LIBOR.
                           (Cost: $53,083)

 4,300,000 USD  6/18/2007  Agreement with Bank of America dated 12/14/01 to receive   88,963
                           the notional amount multiplied by 6.0% and to pay the
                           notional amount multiplied by the 3 month LIBOR.
                           (Cost: $47,022)

10. Acquisitions

On October 16, 2001, PIMCO Total Return Portfolio ("PIMCO Total Return") acquired all the net assets of BlackRock U.S. Government Income Portfolio ("BlackRock Gov't Income") pursuant to a plan of reorganization approved by BlackRock Gov't Income shareholders on October 5, 2001. The acquisition was accomplished by a tax-free exchange of 2,852,990 shares of PIMCO Total Return Portfolio Class A shares (valued at $29.9 million) in exchange for the 5,662,071 shares of BlackRock Gov't Income outstanding on October 15, 2001. BlackRock Gov't Income's net assets at that date ($29.9 million), including $1.2 million of unrealized appreciation and approximately $397,000 of accumulated net realized losses, were combined with those of PIMCO Total Return. The aggregate net assets of PIMCO Total Return and BlackRock Gov't Income immediately before the acquisition were $42,958,945 and $29,899,339, respectively. The aggregate net assets of PIMCO Total Return immediately after the acquisition were $72,858,284.

On October 16, 2001, Met/Putnam Research Portfolio ("Putnam Research") acquired all the net assets of BlackRock Equity Portfolio ("BlackRock Equity") pursuant to a plan of reorganization approved by BlackRock Equity's shareholders on October 5, 2001. The acquisition was accomplished by a tax-free exchange of 4,478,929 shares of Putnam Research Class A shares (valued at $34.0 million) in exchange for the 6,756,930 shares of BlackRock Equity outstanding on October 15, 2001. BlackRock Equity's net assets at that date ($34.0 million), including $5.4 million of unrealized depreciation and $2.2 million of accumulated net realized losses, were combined with those of Putnam Research. The aggregate net assets of Putnam Research and BlackRock Equity immediately before the acquisition were $16,100,329 and $33,995,071, respectively. The aggregate net assets of Putnam Research immediately after the acquisition were $50,095,400.

On February 12, 2001, J.P. Morgan Quality Bond Portfolio ("JPM Quality Bond") acquired all the net assets of Neuberger Berman Bond Series ("Bond Series") pursuant to a plan of reorganization approved by Bond Series shareholders on January 26, 2001. The acquisition was accomplished by a tax-free exchange of 2,172,334 shares of JPM Quality Bond Class A shares (valued at $24.7 million) in exchange for the 6,430,666 shares of Bond Series outstanding on February 9, 2001. Bond Series' net assets at that date ($24.7 million), including $0.5 million of unrealized appreciation, were combined with those of JPM Quality Bond. The aggregate net assets of JPM Quality Bond and Bond Series immediately before the acquisition were $95,198,648 and $24,733,891, respectively. The aggregate net assets of JPM Quality Bond immediately after the acquisition were $119,932,539.

On February 12, 2001, Lord Abbett Growth & Income Portfolio ("Growth & Income") acquired all the net assets of T. Rowe Price Growth and Income Series ("T. Rowe Growth & Income") and Large Cap Research Portfolio ("Large Cap") pursuant to a plan of reorganization approved by T. Rowe Growth & Income and Large Cap shareholders on January 26, 2001. The acquisition was accomplished by a tax-free exchange of 16,411,106 shares of Growth & Income Class A shares (valued at $426.8 million) in exchange for the 22,872,984 shares of T. Rowe Growth & Income and the 3,434,599 shares of Large Cap outstanding on February 9, 2001. T. Rowe Growth & Income's net assets at that date ($376.1 million), including $81.1 million of unrealized appreciation, were combined with those of Growth & Income. Large Cap's net assets at that date ($50.6 million), including $7.6 million of unrealized appreciation were combined with those of Growth & Income. The aggregate net assets of Growth & Income, T. Rowe Growth & Income and Large Cap immediately before the acquisition were $909,553,539, $376,122,895 and $50,684,361, respectively. The aggregate net assets of Growth & Income immediately after the acquisition were $1,336,360,795.

11. Subsequent Event

A. Class A Shares - On January 2, 2002, the Trust began offering Class A Shares on the Janus Aggressive Growth Portfolio, the Oppenheimer Capital Appreciation Portfolio, the PIMCO Money Market Portfolio, the Met/AIM Small-Cap Growth Portfolio, the Met/AIM Mid Cap Equity Portfolio and the State Street Research Concentrated International Portfolio.

B. Merger - On April 23, 2002, the shareholders of the Loomis Sayles High Yield Bond Portfolio ("High Yield Bond"), a series of the Metropolitan Series Fund, Inc., will vote on a proposed Agreement and Plan of Reorganization providing for the acquisition of all of the assets of High Yield Bond by Lord Abbett Bond Debenture Portfolio ("Bond Debenture") in exchange for shares of Bond Debenture and the assumption by Bond Debenture of the liabilities of High Yield Bond.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Met Investors Series Trust comprising the J.P. Morgan Small Cap Stock Portfolio (formerly Cova Small Cap Stock Portfolio), J.P. Morgan Quality Bond Portfolio (formerly Cova Quality Bond Portfolio), J.P. Morgan Select Equity Portfolio (formerly Cova Select Equity Portfolio), J.P. Morgan Enhanced Index Portfolio (formerly Cova Large Cap Stock Portfolio), J.P. Morgan International Equity Portfolio (formerly Cova International Equity Portfolio), Lord Abbett Bond Debenture Portfolio (formerly Cova Bond Debenture Portfolio), Lord Abbett Mid-Cap Value Portfolio (formerly Cova Mid-Cap Value Portfolio), Lord Abbett Developing Growth Portfolio (formerly Cova Developing Growth Portfolio), Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, Met/AIM Small-Cap Growth Portfolio, Met/AIM Mid Cap Equity Portfolio and State Street Research Concentrated International Portfolio (collectively the "Trust") as of December 31, 2001, and the related statements of operations and statements of changes in net assets and financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Met Investors Series Trust as of December 31, 2001, the results of their operations and the changes in their net assets and the financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 11, 2002

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660.

                                                                                                                     Number of
                                                                                                                     Portfolios
                                                                                                                      Overseen
                                    Position(s)         Term of Office/             Principal Occupation(s)          Within the
Name, Age and Address           Held with the Trust  Length of Time Served            During Past 5 Years              Trust
---------------------           -------------------  ---------------------          -----------------------          ----------
Elizabeth M. Forget* (35)      President and Trustee  From December 2000   Since January 2001, President of Met          21
                                                          to present       Investors Advisory LLC (formerly Met
                                                                           Investors Advisory Corp.); since July
                                                                           2000, Executive Vice President of
                                                                           Metlife Investors Group, Inc.; from June
                                                                           1996 to July 2000, Senior Vice
                                                                           President of Equitable Distributors, Inc.
                                                                           and Vice President of Equitable Life
                                                                           Assurance Society of the United States.

Stephen M. Alderman (42)       Trustee                From December 2000   Since November 1991, Partner in the           21
                                                          to present       law firm of Garfield and Merel, Ltd.

Jack R. Borsting (72)          Trustee                From December 2000   Currently, Professor of Business              21
                                                          to present       Administration & Dean Emeritus,
                                                                           Marshall School of Business, University
                                                                           of Southern California (USC); from
                                                                           1995-2001, Executive Director, Center
                                                                           for Telecommunications Management,
                                                                           USC; from 1988-1995, Dean of
                                                                           Marshall School of Business, USC.

Gregory P. Brakovich* (49)     Executive Vice         From December 2000   Since April 2000, Co-Chief Executive          21
                               President and Trustee      to present       Officer of MetLife Investors Group, Inc.
                                                                           (formerly Security First Group, Inc.),
                                                                           MetLife Investors Distribution Company
                                                                           and Met Investors Advisory LLC; from
                                                                           April 1996 to April 2000, Co-Chief
                                                                           Executive Officer and President of
                                                                           Equitable Distributors, Inc. and Senior
                                                                           Vice President of the Equitable Life
                                                                           Assurance Society of the United States

Theodore A. Myers (71)         Trustee                From December 2000   Since 1993, Financial Consultant;             21
                                                          to present

Tod A. Parrott (64)            Trustee                From December 2000   Since June 1996, Managing Partner,            21
                                                          to present       Rockaway Partners Ltd. (financial
                                                                           consultants)



Dawn M. Vroegop (35)           Trustee                From December 2000   Since September 1999, Managing                21
                                                          to present       Director, Dresdner RCM Global
                                                                           Investors; from July 1994 to July 1999,
                                                                           Director, Schroder Capital Management
                                                                           International

Roger T. Wickers (67)          Trustee                From December 2000   Since 1995, retired; from 1980 to             21
                                                          to present       1995, Senior Vice President and
                                                                           General Counsel, Keystone Group Inc.
                                                                           and the Keystone Group of Mutual
                                                                           Funds.

James A. Shepherdson, III (49) Executive Vice         From December 2000   Since April 2000, Co-Chief Executive
                               President                  to present       Officer of Metlife Investors Group, Inc.,
                                                                           MetLife Investors Distribution Company
                                                                           and Met Investors Advisory LLC (Met
                                                                           Investors Advisory Corp.); from April
                                                                           1996 to April 2000, Co-Chief Executive
                                                                           Officer of Equitable Distributors, Inc.
                                                                           and Senior Vice President of the
                                                                           Equitable Life Assurance Society of the
                                                                           United States.



                                      Other Directorships Held
Name, Age and Address                    Outside the Trust
---------------------          ---------------------------------------
Elizabeth M. Forget* (35)                       None









Stephen M. Alderman (42)                        None


Jack R. Borsting (72)          Director, Plato Learning, Inc., Whitman
                               Education Group, Ivax Diagnostics and
                               Los Angeles Orthopedic Hospital;
                               Trustee, Institute of Defense Analyses
                               (IDA) and The Rose Hills Foundation




Gregory P. Brakovich* (49)       Board member of Southern California
                                College; Board member, University of
                                Southern California Catholic Center;
                                Board member, St. Francis High School
                                         Board of Directors






Theodore A. Myers (71)           Trustee of 38 Van Kampen closed-end
                                                funds

Tod A. Parrott (64)                 Director, U.S. Stock Transfer
                                    Corporation; Director Bonfire
                                  Foundation; Director, Los Angeles
                               Orthopedic Hospital; Trustee, The Rose
                                          Hills Foundation

Dawn M. Vroegop (35)               Board member of City College of
                                      San Francisco Foundation




Roger T. Wickers (67)            From 1995 to 1998, Chairman of the
                                 Board of Directors of two American
                                  International Group mutual funds



James A. Shepherdson, III (49)










                                                                                                               Number of
                                                                                                               Portfolios
                                                                                                                Overseen
                                Position(s)         Term of Office/            Principal Occupation(s)         Within the
Name, Age and Address       Held with the Trust  Length of Time Served           During Past 5 Years             Trust
---------------------       -------------------  ---------------------         -----------------------         ----------

Richard C. Pearson (58)    Vice President and     From December 2000   Since November 2000, Vice President,
                           Secretary                  to present       General Counsel and Secretary of Met
                                                                       Investors Advisory LLC (formerly Met
                                                                       Investors Advisory Corp.); from 1998 to
                                                                       November 2000, President, Security
                                                                       First Group, Inc.; from 1983 to 1997,
                                                                       Senior Vice President, General Counsel,
                                                                       Security First Group, Inc.

R. Mark Brandenberger (35) Vice President, Chief  From December 2000   Since June 2000, Executive Vice
                           Financial Officer and      to present       President-CFO of MetLife Investors
                           Treasurer                                   Group, Inc., and since March 2001,
                                                                       Met Investors Advisory LLC (formerly
                                                                       Met Investors Advisory Corp.) and Met
                                                                       Investors Distribution Company; from
                                                                       October 1996 to June 2000, Vice
                                                                       President -- Strategic Planning of
                                                                       Equitable Distributors, Inc.



                           Other Directorships Held
Name, Age and Address         Outside the Trust
---------------------      ------------------------

Richard C. Pearson (58)








R. Mark Brandenberger (35)









--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget and Mr. Brakovich are interested persons of the Trust as a result of their affiliation with the Manager and the Distributor.

Additional information about the Portfolios' trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660 or by phone at 1-800-848-3854.

                              MetLife(R)Investors
                           22 Corporate Plaza Drive
                            Newport Beach, CA 92660